            As filed with the Securities and Exchange Commission on May 17, 2002
                                     Securities Act Registration No.
                                                                     -----------


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-effective Amendment No.                 Post-effective Amendment No.
                            ------                                       -----

                        (Check appropriate box or boxes)

                          AIM INTERNATIONAL FUNDS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                11 Greenway Plaza
                                    Suite 100
                                Houston, TX 77046
                  ---------------------------------------------
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (713) 626-1919

Name and Address of Agent for Service:    Copy to:

CAROL F. RELIHAN, ESQUIRE                 THOMAS H. DUNCAN, ESQUIRE
A I M Advisors, Inc.                      Ballard Spahr Andrews & Ingersoll, LLP
11 Greenway Plaza                         1225 17th Street
Suite 100                                 Suite 2300
Houston, TX 77046                         Denver, CO 80202

         Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

         It is proposed that this filing will become effective on July 2, 2002 pursuant to Rule 488.

         The title of the securities being registered is AIM European Growth Fund Class A shares, Class B shares and Class C shares. No filing fee is due in reliance on Section 24(f) of the Investment Company Act of 1940.

                            AIM EUROLAND GROWTH FUND
                        A PORTFOLIO OF AIM GROWTH SERIES
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

                                                                   July __, 2002

Dear Shareholder:

Enclosed is a combined proxy statement and prospectus seeking your approval of a proposed combination of AIM Euroland Growth Fund with AIM European Growth Fund (formerly known as AIM European Development Fund). AIM Euroland Growth Fund ("Euroland") is an investment portfolio of AIM Growth Series, a Delaware business trust. AIM European Growth Fund ("European Growth") is an investment portfolio of AIM International Funds, Inc., a Maryland corporation.

The investment objectives of Euroland and European Growth are the same. Each fund seeks long-term growth of capital. AIM Advisors, Inc. serves as the investment adviser to Euroland and European Growth. INVESCO Asset Management, Ltd. serves as subadviser to Euroland. As discussed in the accompanying document, European Growth can invest in securities of issuers located throughout Europe and with market capitalizations less than $1 billion, while Euroland focuses its investments in European companies that are members of the European Economic and Monetary Union and that are large capitalization companies. European Growth has generally provided a better return to its shareholders than Euroland and European Growth's ratio of expenses to net assets is expected to be lower than that of Euroland after the proposed reorganization. The combination of the two funds may create economies of scale that could lead to a reduction of European Growth's expense ratio in the future. The accompanying document describes the proposed transaction and compares the investment policies, operating expenses and performance history of Euroland and European Growth in more detail. You should review the enclosed materials carefully.

Shareholders of Euroland are being asked to approve an Agreement and Plan of Reorganization by and among AIM Growth Series, AIM International Funds, Inc. and A I M Advisors, Inc., that will govern the reorganization of Euroland into European Growth. After careful consideration, the Board of Trustees of AIM Growth Series has unanimously approved the proposal and recommends that you vote FOR the proposal.

Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote your shares. You may also vote your shares by telephone or on the internet at http://www.aimfunds.com by following the instructions that appear on the enclosed proxy materials.


Sincerely,
/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                            AIM EUROLAND GROWTH FUND
                                 A PORTFOLIO OF
                                AIM GROWTH SERIES
                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON SEPTEMBER 4, 2002

TO THE SHAREHOLDERS OF AIM EUROLAND GROWTH FUND:

         NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of AIM Growth Series ("AGS") will be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 on September 4, 2002, at 3:00 p.m., Central Time. At the Special Meeting, shareholders of AIM Euroland Growth Fund ("Euroland"), an investment portfolio of AGS, will be asked to consider the following proposals:

         1. To approve an Agreement and Plan of Reorganization (the "Agreement") by and among AGS, acting on behalf of Euroland, AIM International Funds, Inc. ("AIF"), acting on behalf of AIM European Growth Fund (formerly known as AIM European Development Fund) ("European Growth") and A I M Advisors, Inc. The Agreement provides for the combination of Euroland with European Growth (the "Reorganization"). Pursuant to the Agreement, all of the assets of Euroland will be transferred to European Growth. European Growth will assume all of the liabilities of Euroland, and AIF will issue Class A shares of European Growth to Euroland's Class A shareholders, Class B shares of European Growth to Euroland's Class B shareholders, and Class C shares of European Growth to Euroland's Class C shareholders. The value of each Euroland shareholder's account with European Growth immediately after the Reorganization will be the same as the value of such shareholder's account with Euroland immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

         2. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

         Shareholders of record as of the close of business on June 10, 2002, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

         SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE MANAGEMENT OF AGS. YOU MAY ALSO VOTE YOUR SHARES THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO AGS OR BY VOTING IN PERSON AT THE SPECIAL MEETING.



/s/ CAROL F. RELIHAN

Carol F. Relihan
Vice President and Secretary

July __, 2002

          AIM EUROLAND GROWTH FUND              AIM EUROPEAN GROWTH FUND
               A PORTFOLIO OF                        A PORTFOLIO OF
             AIM GROWTH SERIES               AIM INTERNATIONAL FUNDS, INC.
             11 GREENWAY PLAZA                     11 GREENWAY PLAZA
                 SUITE 100                             SUITE 100
         HOUSTON, TEXAS 77046-1173             HOUSTON, TEXAS 77046-1173
         TOLL FREE: (800) 454-0327             TOLL FREE: (800) 454-0327

                     COMBINED PROXY STATEMENT AND PROSPECTUS
                              DATED: JULY __, 2002

         This document is being furnished in connection with a special meeting of shareholders of AIM Euroland Growth Fund ("Euroland"), an investment portfolio of AIM Growth Series ("AGS"), a Delaware business trust, to be held on September 4, 2002 (the "Special Meeting"). At the Special Meeting, the shareholders of Euroland are being asked to consider and approve an Agreement and Plan of Reorganization (the "Agreement") by and among AGS, acting on behalf of Euroland, AIM International Funds, Inc. ("AIF"), acting on behalf of AIM European Growth Fund (formerly known as AIM European Development Fund) ("European Growth"), and AIM Advisors, Inc. ("AIM Advisors"). The Agreement provides for the combination of Euroland with European Growth (the "Reorganization"). THE BOARD OF TRUSTEES OF AGS HAS UNANIMOUSLY APPROVED THE AGREEMENT AND THE REORGANIZATION AS BEING IN THE BEST INTEREST OF THE SHAREHOLDERS OF EUROLAND.

         European Growth is an investment portfolio of AIF, an open-end, series management investment company. Pursuant to the Agreement, all of the assets of Euroland will be transferred to European Growth, European Growth will assume all of the liabilities of Euroland, and AIF will issue Class A shares of European Growth to Euroland's Class A shareholders, Class B shares of European Growth to Euroland's Class B shareholders, and Class C shares of European Growth to Euroland's Class C shareholders. The value of each Euroland shareholder's account with European Growth immediately after the Reorganization will be the same as the value of such shareholder's account with Euroland immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

         The investment objective of European Growth is the same as the investment objective of Euroland -- long-term growth of capital. Euroland seeks to meet its investment objective by investing primarily in equity securities of issuers domiciled in countries that are members of the European Economic and Monetary Union (the "EMU") while European Growth invests in equity securities issued by companies located anywhere in Europe. In addition, European Growth may invest in issuers of any size capitalization, while Euroland is limited to investing the majority of its assets in large capitalization companies. See "Comparison of Investment Objectives and Policies."

         This Combined Proxy Statement and Prospectus ("Proxy
Statement/Prospectus") sets forth the information that a shareholder of Euroland should know before voting on the Agreement. It should be read and retained for future reference.

         The current Prospectus of Euroland, dated May 1, 2002, as supplemented May 1, 2002, (the "Euroland Prospectus"), together with the related Statement of Additional Information also dated May 1, 2002, as supplemented May 1, 2002, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated by reference herein. The Prospectus of European Growth dated March 1, 2002, as supplemented March 5, 2002, (the "European Growth Prospectus"), and the related Statement of Additional Information also dated March 1, 2002, as supplemented March 5, 2002, have been filed with the SEC and are incorporated by reference herein. A copy of the European Growth Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The SEC maintains a website at http://www.sec.gov that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about AGS and AIF. These documents are also available without charge by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Additional information about Euroland and European Growth may also be obtained on the internet at http://www.aimfunds.com.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
           AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO
                       THE CONTRARY IS A CRIMINAL OFFENSE.

[AIM LOGO APPEARS HERE]

                                TABLE OF CONTENTS

                                                                           PAGE

INTRODUCTION.................................................................5
SYNOPSIS.....................................................................5
    The Reorganization.......................................................5
    Reasons for the Reorganization...........................................6
    Comparison of European Growth and Euroland...............................6
RISK FACTORS.................................................................9
    Comparative Risks........................................................9
    Risks Associated with European Growth...................................10
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES............................10
    Investment Objectives of European Growth and Euroland...................10
    Investment Policies of European Growth..................................10
    Investment Policies of Euroland.........................................11
    European Growth Portfolio Management....................................11
    Management's Discussion and Analysis of Performance.....................11
FINANCIAL HIGHLIGHTS........................................................12
ADDITIONAL INFORMATION ABOUT THE AGREEMENT..................................15
    Terms of the Reorganization.............................................15
    The Reorganization......................................................15
    Board Considerations....................................................15
LIPPER RANK (Percentile)(1).................................................16
    Other Terms.............................................................16
    Federal Tax Consequences................................................17
    Accounting Treatment....................................................19
ADDITIONAL INFORMATION ABOUT EUROPEAN GROWTH AND
EUROLAND....................................................................19
RIGHTS OF SHAREHOLDERS......................................................19
    General  ...............................................................19
    Liability of Shareholders...............................................19
    Election of Directors/Trustees; Terms...................................20
    Removal of Directors/Trustees...........................................20
    Meetings of Shareholders................................................20
    Liability of Directors/Trustees and Officers; Indemnification...........20
    Termination.............................................................21
    Voting Rights of Shareholders...........................................21
    Dissenters' Rights......................................................21
    Amendments to Organization Documents....................................21
OWNERSHIP OF EUROLAND AND EUROPEAN GROWTH
SHARES......................................................................22
    Significant Holders.....................................................22
    Share Ownership by Executive Officers and Directors/Trustees............23
CAPITALIZATION..............................................................24
EUROLAND AND EUROPEAN GROWTH................................................24
LEGAL MATTERS...............................................................24
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION...............24

APPENDIX I................Agreement and Plan of Reorganization
APPENDIX II...............Prospectus of European Growth
APPENDIX III..............European Growth Discussion & Analysis of Performance

         The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, Invest with DISCIPLINE, Invierta con DISCIPLINA, La Familia AIM de Fondos, and La Familia AIM de Fondos and Design are registered service marks, and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

         No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

         This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of AGS for use at the special meeting of shareholders to be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046, on September 4, 2002, at 3:00 p.m., Central Time (such meetings and any adjournments thereof are referred to as the "Special Meeting").

         All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Agreement and in accordance with management's recommendation on other matters. The presence in person or by proxy of one-third of the shares of beneficial interests that are issued and outstanding in Euroland at the Special Meeting will constitute a quorum. Approval of the Agreement by Euroland requires the affirmative vote of a majority of the shares cast by shareholders of Euroland. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes, but will not be considered votes cast at the Special Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of AGS. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

         Shareholders of record as of the close of business on June 10, 2002 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were __________ Class A shares, ____________ Class B shares, and ___________ Class C shares of Euroland outstanding. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

         AGS has engaged the services of Georgeson Shareholder Communications, Inc. ("GSC") to assist it in the solicitation of proxies for the Special Meeting. AGS expects to solicit proxies principally by mail, but AGS or GSC may also solicit proxies by telephone, facsimile or personal interview. AGS's officers will not receive any additional or special compensation for any such solicitation. The cost of the Reorganization is expected to be approximately $172,000. Euroland and European Growth will each bear their own costs and expenses incurred in connection with the Reorganization.

         AGS intends to mail this Proxy Statement/Prospectus and the accompanying proxy on or about July __, 2002.

                                    SYNOPSIS

THE REORGANIZATION

         The Reorganization will result in the combination of Euroland with European Growth. Euroland is a portfolio of AGS, a Delaware business trust. European Growth is a portfolio of AIF, a Maryland corporation.

         If shareholders of Euroland approve the Agreement and other closing conditions are satisfied, all of the assets of Euroland will be transferred to European Growth, European Growth will assume all of the liabilities of Euroland, and AIF will issue Class A shares of European Growth to Euroland's Class A shareholders, Class B shares of European Growth to Euroland's Class B shareholders and Class C shares of European Growth to Euroland's Class C shareholders. The shares of European Growth issued in the Reorganization will have an aggregate net asset value equal to the value of Euroland's net assets transferred to European Growth. Shareholders will not pay any initial sales charge for shares of European Growth received in connection with the Reorganization. The value of each shareholder's account with European Growth immediately after the Reorganization will be the same as the value of such shareholder's account with Euroland immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement" below.

         Euroland will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganization. See "Additional Information About the Agreement -- Federal Tax Consequences" below.

REASONS FOR THE REORGANIZATION

         The Board of Trustees of AGS, including the independent trustees, has determined that the reorganization of Euroland into European Growth is in the best interests of Euroland and its shareholders and that the interests of the shareholders of Euroland will not be diluted as a result of the Reorganization.

         In making its determination, the Board of Trustees noted that the two funds have the same investment objective -- long-term growth of capital. European Growth invests in equity securities of issuers located anywhere in Europe, while Euroland focuses its investments in equity securities of issuers in countries that are members of the EMU. In addition, European Growth may invest in issuers of any size capitalization, while Euroland is limited to investing at least 65% of its assets in large capitalization companies. The Board of Trustees also noted that European Growth has historically outperformed Euroland, providing a better total return to shareholders. Since inception, European Growth Class A shares have an average annual return of 12.58% compared to an average annual return of 8.36% for Euroland Class A shares. Although past performance does not guarantee future results, the combination of better performance and a broader range of investment options should make European Growth a better investment for Euroland shareholders.

COMPARISON OF EUROPEAN GROWTH AND EUROLAND

Investment Objective and Policies

         European Growth seeks to meet its objective of long-term growth of capital by investing, normally, at least 80% of its assets in marketable equity securities of European companies, including companies with market capitalizations of less than $1 billion. European Growth considers European companies to be those (1) organized under the laws of a country in Europe and having a principal office in a country in Europe; (2) that derive 50% or more of their total revenues from business in Europe; or (3) whose equity securities are traded principally on a stock exchange, or in an over-the-counter market, in Europe. European Growth will normally invest in the securities of companies located in at least three European countries. European Growth may invest up to 65% of its total assets in European companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

         Euroland seeks to meet its objective of long-term growth of capital by investing, normally, at least 80% of its assets in equity securities of issuers domiciled in countries that are members of the EMU. These countries are designated as Euroland's primary investment area. Euroland typically considers a company to be domiciled in a particular country if it (1) is organized under the laws of a particular country or has its principal office in a particular country; or (2) derives 50% or more of its total revenues from business in that country, provided that, in the view of the portfolio manager, the value of the issuer's securities tends to reflect such country's development to a greater extent than developments elsewhere. Euroland will normally invest at least 65% of its total assets in equity securities of large capitalization companies. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants of companies with market capitalizations within the range of the market capitalizations of companies in the top 50% of the Morgan Stanley Capital International EMU Index at the time of purchase.

Investment Advisory Services

         AIM Advisors serves as investment adviser and INVESCO Asset Management Ltd., an affiliate of the adviser, serves as the subadviser to Euroland. AIM Advisors also serves as investment adviser to European Growth. Because INVESCO Asset Management Ltd. does not serve as subadviser for European Growth, the Reorganization will end its role in the management of the assets of Euroland.

Performance

         Average annual total returns for the periods indicated for Class A shares of European Growth and Euroland, including sales charges, are shown below. Past performance cannot guarantee comparable future results.

                                                      EUROPEAN
                                                       GROWTH      EUROLAND
                                                       CLASS A      CLASS A
                                                       SHARES       SHARES
                                                      --------     --------

1 Year Ended December 31, 2001...................      (28.87)%     (36.77)%
5 Years Ended December 31, 2001..................         N/A        (1.39)%
10 Years Ended December 31, 2001.................         N/A         2.77%
Since Inception*.................................       12.58%        8.36%

----------

* Inception date for Class A shares of European Growth is November 3, 1997, and for Class A shares of Euroland is July 19, 1985.

Expenses

         A comparison of annual operating expenses as a percentage of net assets ("Expense Ratio"), based on the fiscal year ended December 31, 2001 for the Class A, Class B and Class C shares of Euroland and for the fiscal year ended October 31, 2001 for the Class A, Class B and Class C shares of European Growth are shown below. Pro forma estimated Expense Ratios of European Growth giving effect to the Reorganization are also provided.


                                                                                                                EUROPEAN
                                                                                EUROPEAN                         GROWTH
                                               EUROLAND                          GROWTH                    PRO FORMA ESTIMATED
                                     -----------------------------    ----------------------------    -----------------------------
                                     CLASS A    CLASS B    CLASS C    CLASS A    CLASS B   CLASS C    CLASS A    CLASS B   CLASS C
                                      SHARES     SHARES     SHARES     SHARES     SHARES    SHARES     SHARES     SHARES    SHARES
                                     -------    -------    -------    -------    -------  --------    -------    -------   --------

SHAREHOLDER TRANSACTION
  EXPENSES
Maximum sales load imposed
  on purchase of shares
  (as a percentage of
  offering price).................     5.50%      none       none       5.50%      none      none       5.50%     none      none
Deferred Sales Load (as a
  percentage of original purchase
  price or redemption proceeds,
  as applicable)..................     None(1)    5.00%      1.00%      None(1)    5.00%     1.00%      None(1)   5.00%     1.00%

ANNUAL OPERATING EXPENSES
  (AS A % OF NET ASSETS)
Management fees...................     0.98%      0.98%      0.98%      0.95%      0.95%     0.95%      0.93%     0.93%     0.93%
Distribution and/or Service
  (12b-1) fees....................     0.35%      1.00%      1.00%      0.35%      1.00%     1.00%      0.35%     1.00%     1.00%
Other expenses....................     0.56%      0.56%      0.56%      0.54%(2)   0.54%(2)  0.54%(2)   0.51%(2)  0.51%(2)  0.51%(2)
                                      -----      -----       ----       ----       ----      ----
        Total fund operating
          expenses(3).............     1.89%(4)   2.54%(4)   2.54%(4)   1.84%      2.49%     2.49%      1.79%     2.44%     2.44%
                                      =====      =====      =====       ====       ====      ====       ====     =====      ====

----------

(1) If you buy $1,000,000 or more of Class A shares and redeem those shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) Other Expenses have been restated to reflect expense arrangements in effect as of March 4, 2002.

(3) There is no guarantee that actual expenses will be the same as those shown in the table.

(4) AIM has agreed to limit, voluntarily, Total Annual Fund Operating Expenses of Euroland (excluding interest, taxes, dividends on short sales, merger transaction expenses, extraordinary items and increases in expenses due to expense offset arrangements, if any) on Class A, Class B, and Class C shares to 2.00%, 2.65%, and 2.65%, respectively.

Hypothetical Example of Effect of Expenses

         An investor would have directly or indirectly paid the following expenses on a $10,000 investment under the existing and estimated fees and expenses stated above, assuming a 5% annual return. The example also assumes that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower.


                                                      ONE    THREE    FIVE      TEN
                                                     YEAR    YEARS    YEARS    YEARS
                                                     ----    -----    -----    -----

EUROLAND
  Class A shares(1)..............................    $731   $ 1,111  $1,515   $2,640
  Class B shares:
       Assuming complete redemption at end of
          period(2)..............................    $757   $ 1,091  $1,550   $2,717
       Assuming no redemption....................    $257   $   791  $1,350   $2,717
  Class C shares:
       Assuming complete redemption at end of
          period(2)..............................    $357   $   791  $1,350   $2,875
       Assuming no redemption....................    $257   $   791  $1,350   $2,875
EUROPEAN GROWTH
  Class A shares(1)..............................    $727   $ 1,097  $ 1,491  $2,590
  Class B shares:
       Assuming complete redemption at end of
          period(2)..............................    $752   $ 1,076  $ 1,526  $2,666
       Assuming no redemption....................    $252   $   776  $ 1,326  $2,666
  Class C shares:
       Assuming complete redemption at end of
          period(2)..............................    $352   $   776  $ 1,326  $2,826
       Assuming no redemption....................    $252   $   776  $ 1,326  $2,826
COMBINED FUND
  Class A shares(1)..............................    $722   $ 1,082  $ 1,466  $2,539
  Class B shares:
       Assuming complete redemption at end of
          period(2)..............................    $747   $ 1,061  $ 1,501  $2,616
       Assuming no redemption....................    $247   $   761  $ 1,301  $2,616
  Class C shares:
       Assuming complete redemption at end of
          period(2)..............................    $347   $   761  $ 1,301  $2,776
       Assuming no redemption....................    $247   $   761  $ 1,301  $2,776

----------

(1)  Assumes payment of maximum sales charge by the investor.

(2)  Assumes payment of the applicable CDSC.

         THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUNDS' ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT THE FUNDS' PROJECTED OR ACTUAL PERFORMANCE.

         The actual expenses attributable to each class of a fund's shares will depend upon, among other things, the level of average net assets and the extent to which a fund incurs variable expenses, such as transfer agency costs.

Sales Charges

         No sales charges are applicable to shares of European Growth received in connection with the Reorganization.

         European Growth Class A shares, which will be issued to Euroland Class A shareholders pursuant to the Agreement, are sold at net asset value plus an initial sales charge of 5.50%. European Growth Class B Shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5.00% on certain redemptions made within six years from the date such shares were purchased. European Growth Class C Shares are offered at net asset value, without an initial sales charge, and are subject to maximum contingent deferred sales charge of 1.00% on certain redemptions made within one year from the date such shares were purchased.

         European Growth pays a fee in the amount of 0.35% of the average daily net assets of Class A shares to AIM Distributors for distribution services. European Growth pays AIM Distributors fees at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares and Class C shares for distribution services. For more information, see the discussion under the heading "Shareholder Information-Distribution and Service (12b-1) Fees" in the European Growth Prospectus attached as Appendix II to this Proxy Statement/Prospectus.

         The Class A shares of Euroland are sold at net asset value plus an initial sales charge of 5.50%. Euroland Class B shares are offered at net asset value without an initial sales charge and are subject to a maximum contingent deferred sales charge of 5.00% on certain redemptions made within six years from the date such shares were purchased. Euroland Class C shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 1.00% on certain redemptions made within one year from the date such shares were purchased.

         Euroland pays a fee in the amount of 0.35% of average daily net assets of the Class A shares to AIM Distributors for distribution services. Euroland pays AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares and Class C shares for distribution services.

Distribution; Purchase, Exchange and Redemption

         Shares of European Growth and Euroland are both distributed by AIM Distributors. Purchase and redemption procedures are the same for both funds. Generally, shares of both funds may be exchanged for shares of other funds within The AIM Family of Funds--Registered Trademark-- of the same class.

Further Information

         Additional information concerning European Growth is contained in this Proxy Statement/ Prospectus and in the current prospectus for European Growth that is attached hereto as Appendix II. Further information concerning Euroland can be found in its prospectus which has been made part of this Proxy Statement/Prospectus by reference. See the cover page for information on how to receive further information.

                                  RISK FACTORS

COMPARATIVE RISKS

         European Growth and Euroland both invest in equity securities of European companies. Accordingly, many of the risks associated with an investment in European Growth are the same as the risks associated with an investment in Euroland. However, shareholders should keep in mind that the potential risks and benefits associated with investments in Euroland and in European Growth differ because of differences in geographic diversification and the size of the companies in which each fund invests. Euroland normally seeks to invest at least 80% of its assets in equity securities of issuers domiciled in countries that are members of the EMU. As a result, the performance of Euroland depends to a significant extent on the condition and performance of the EMU economy. Investors in Euroland are thus directly exposed to a significant degree to both the upturns and downturns in the EMU Market.

         The investments of European Growth are more diverse within the European market. Rather than limiting its investments to companies in the EMU, European Growth seeks to invest in securities of issuers throughout the European markets. As a result, following the Reorganization Euroland shareholders will lose any benefits associated with a fund that is heavily dependent on the performance of companies domiciled in countries that are members of the EMU. In return, such shareholders will gain the benefit of exposure to the full European economy European Growth offers.

         In addition, Euroland normally invests at least 80% of its assets in equity securities of large capitalization companies. By contrast, European Growth is not limited by the size of a company's market capitalization. While this flexibility allows European Growth to take advantage of growth opportunities in the small and micro-cap markets, the prices of equity securities of small and micro-cap companies may fluctuate more than the prices of equity securities of larger, more established companies. Further, since the equity securities of small and micro-cap companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for European Growth to sell these securities at a desired price. You should carefully consider these benefits and risks in determining whether to vote in favor of the proposed Reorganization.

RISKS ASSOCIATED WITH EUROPEAN GROWTH

         European Growth invests primarily in equity securities. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. European Growth invests in securities of foreign companies, which generally involves greater risks than investing in securities of domestic companies. The prices of foreign securities may be further affected by other factors, including:

         Currency exchange rates. The dollar value of European Growth's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

         Political and economic conditions. The value of European Growth's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

         Regulations. Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

         Markets. The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

         These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES OF EUROPEAN GROWTH AND EUROLAND

         The investment objective of European Growth is the same as the investment objective of Euroland - long-term growth of capital.

INVESTMENT POLICIES OF EUROPEAN GROWTH

         European Growth seeks to meet its objective by investing, normally, at least 80% of its assets in marketable equity and debt securities of European companies, including companies with market capitalizations of less than $1 billion. European Growth considers European companies to be those (1) organized under the laws of a country in Europe and having a principal office in a country in Europe; (2) that derive 50% or more of their total revenues from business in Europe; or (3) whose equity securities are traded principally, in a stock exchange, or in an over-the-counter market, in Europe.

         European Growth will normally invest in the securities of companies located in at least three European countries. European Growth may invest up to 65% of its assets in European companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

         European Growth may invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of European companies. European Growth may invest up to 20% of its assets in securities of non-European companies. European Growth may also invest up to 20% of its total assets in high-grade short-term securities and in debt securities, including U.S. Government obligations, investment-grade corporate bonds or taxable municipal securities.

         The portfolio managers focus on companies that have experienced above-average, long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the fund will invest, the fund's portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The portfolio managers consider whether to sell a particular security when any of these factors materially change.

INVESTMENT POLICIES OF EUROLAND

         Euroland seeks to meet its objective by investing normally, at least 80% of its assets in equity securities of issuers domiciled in countries that are members of the EMU. These countries are designated as Euroland's primary investment area. Euroland typically considers a company to be domiciled in a particular country if it (1) is organized under the laws of a particular country or has its principal office in a particular country; or (2) derives 50% or more of its total revenues from business in that country, provided that, in the view of the portfolio manager, the value of the issuer's securities tends to reflect such country's development to a greater extent than developments elsewhere.

         Euroland will normally invest at least 65% of its total assets in equity securities of large capitalization companies. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants of companies with market capitalizations within the range of the market capitalizations of companies in the top 50% of the Morgan Stanley Capital International EMU Index at the time of purchase.

         Euroland may invest up to 20% of its assets in equity securities of issuers domiciled in developed countries outside of its primary investment area or in U.S. and foreign investment-grade debt securities, or securities deemed by the portfolio managers to be of comparable quality.

         In selecting investments, the portfolio managers seek to identify those countries and industries that, in view of political and economic considerations, including currency movements, are likely to produce above-average growth rates. The portfolio managers then balance the potential benefits with the risks of investing in those countries and industries. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of these factors materially change.

EUROPEAN GROWTH PORTFOLIO MANAGEMENT

         AIM Advisors uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of European Growth's portfolio are

         o Jason T. Holzer, Senior Portfolio Manager, has been responsible for the fund since 1999 and has been associated with the adviser and/or its affiliates since 1996,

         o Clas G. Olsson, Senior Portfolio Manager, has been responsible for the fund since its inception in 1997 and has been associated with the adviser and/or its affiliates since 1994.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF PERFORMANCE

         A discussion of the performance of European Growth for the fiscal year ended October 31, 2001, is set forth in Appendix III to this Proxy Statement/Prospectus.

                              FINANCIAL HIGHLIGHTS

         Shown below are financial highlights for a Class A share, a Class B share and a Class C share of European Growth outstanding during each of the fiscal years ended October 31, 2001, 2000, 1999 and for the period November 3, 1997 (inception date), through October 31, 1998. This information has been audited by AIF's independent accountants whose unqualified report on the financial statements of European Growth are included in its annual report to shareholders for the fiscal year ended October 31, 2001. European Growth's annual report to shareholders dated October 31, 2001, is available without charge upon request made to AIF at the address or telephone number appearing on the cover page of this Proxy Statement/Prospectus.

                         EUROPEAN GROWTH CLASS A SHARES

                                                                             CLASS A
                                                --------------------------------------------------------------------
                                                                                                     NOVEMBER 3, 1997
                                                                                                     (DATE OPERATIONS
                                                              YEAR ENDED OCTOBER 31,                    COMMENCED)
                                                -------------------------------------------------     TO OCTOBER 31,
                                                   2001(a)             2000(a)          1999              1998(a)
                                                ------------        ------------     ------------    ----------------

Net asset value, beginning of
  period ....................................   $      23.59        $      16.42     $      12.96       $      10.00
                                                ------------        ------------     ------------       ------------
Income from investment operations:
  Net investment income (loss) ..............          (0.06)              (0.21)           (0.11)             (0.08)
  Net gains (losses) on securities (both
      realized and unrealized) ..............          (7.01)               7.38             3.58               3.04
                                                ------------        ------------     ------------       ------------

       Total from investment
          operations ........................          (7.07)               7.17             3.47               2.96
                                                ------------        ------------     ------------       ------------

Less distributions from net investment
    income ..................................             --                  --            (0.01)                --
                                                ------------        ------------     ------------       ------------
       Net asset value, end of
          period ............................   $      16.52        $      23.59     $      16.42       $      12.96
                                                ============        ============     ============       ============
Total return(b) .............................         (29.97)%             43.67%           26.81%             29.60%
Ratios/supplemental data:
    Net assets, end of period (000s
      omitted) ..............................   $    157,651        $    273,605     $     99,148       $     76,686
Ratios of expenses to average net assets: ...           1.83%(c)            1.69%            1.88%              1.98%(d)(e)
Ratio of net investment income
    (loss) to average net assets ............          (0.32)%(c)          (0.82)%          (0.69)%            (0.58)%(e)

Portfolio turnover rate .....................             99%                112%             122%                93%

----------

(a)  Calculated using average shares outstanding.

(b) Does not include sales charges and is not annualized for periods less than one year.

(c)  Ratios are based on average daily net assets of $212,672,819.

(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.15%.

(e)  Annualized.

                         EUROPEAN GROWTH CLASS B SHARES


                                                                                CLASS B
                                                 --------------------------------------------------------------------
                                                                                                     NOVEMBER 3, 1997
                                                                                                     (DATE OPERATIONS
                                                               YEAR ENDED OCTOBER 31,                   COMMENCED)
                                                 -------------------------------------------------     TO OCTOBER 31,
                                                    2001(a)             2000(a)           1999            1998(a)
                                                 ------------        ------------     ------------   ----------------

Net asset value, beginning of period .........   $      23.11        $      16.20     $      12.87     $      10.00
                                                 ------------        ------------     ------------     ------------
Income from investment operations:
  Net investment income (loss) ...............          (0.19)              (0.38)           (0.22)           (0.18)
  Net gains (losses) on securities
    (both realized and unrealized) ...........          (6.85)               7.29             3.55             3.05
                                                 ------------        ------------     ------------     ------------
         Total from investment operations ....          (7.04)               6.91             3.33             2.87
                                                 ------------        ------------     ------------     ------------
         Net asset value, end of period ......   $      16.07        $      23.11     $      16.20     $      12.87
                                                 ============        ============     ============     ============
Total return(b) ..............................         (30.46)%             42.65%           25.87%           28.70%
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted) .................................   $    105,324        $    169,614     $     67,074     $     50,121
  Ratio of expenses to average net assets: ...           2.50%(c)            2.39%            2.63%            2.72%(d)(e)
  Ratio of net investment income (loss)
    to average net assets ....................          (0.98)%(c)          (1.52)%          (1.44)%          (1.32)%(e)
  Portfolio turnover rate ....................             99%                112%             122%              93%

----------

(a)  Calculated using average shares outstanding.

(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.

(c)  Ratios are based on average daily net assets of $136,238,861.

(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.

(e)  Annualized.

                         EUROPEAN GROWTH CLASS C SHARES


                                                                             CLASS C
                                                 ----------------------------------------------------------------------
                                                                                                       NOVEMBER 3, 1997
                                                               YEAR ENDED OCTOBER 31,                  (DATE OPERATIONS
                                                 -------------------------------------------------        COMMENCED)
                                                                                                        TO OCTOBER 31,
                                                    2001(a)             2000(a)          1999               1998(a)
                                                 ------------        ------------     ------------     ----------------

Net asset value, beginning of period .........   $      23.13        $      16.21     $      12.88       $      10.00
                                                 ------------        ------------     ------------       ------------
Income from investment operations:
  Net investment income (loss) ...............          (0.19)              (0.38)           (0.23)             (0.18)
  Net  gains (losses) on securities (both
realized and unrealized) .....................          (6.85)               7.30             3.56               3.06
                                                 ------------        ------------     ------------       ------------
         Total from investment operations ....          (7.04)               6.92             3.33               2.88
                                                 ------------        ------------     ------------       ------------
         Net asset value, end of period ......   $      16.09        $      23.13     $      16.21       $      12.88
                                                 ============        ============     ============       ============
Total return(b) ..............................         (30.44)%             42.69%           25.85%             28.80%
Ratios/supplemental data:
  Net assets, end of period (000s omitted) ...   $     32,604        $     54,164     $     11,938       $      9,639
  Ratio of expenses to average net assets: ...           2.50%(c)            2.39%            2.63%              2.72%(d)(e)
  Ratio of net investment income (loss) to
    average net assets .......................          (0.98)%(c)          (1.52)%          (1.44)%            (1.32)%(e)
  Portfolio turnover rate ....................             99%                112%             122%                93%

----------

(a)  Calculated using average shares outstanding.

(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.

(c)  Ratios are based on average daily net assets of $43,051,257.

(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.

(e)  Annualized.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

         The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

         European Growth will acquire all of the assets of Euroland in exchange for shares of European Growth and the assumption by European Growth of the liabilities of Euroland. Consummation of the Reorganization (the "Closing") is expected to occur on September 23, 2002, at 8:00 a.m. Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the NYSE on September 20, 2002.

         At the Effective Time, all of the assets of Euroland shall be delivered to the Custodian for the account of European Growth in exchange for the assumption by European Growth of all of the liabilities of any kind of Euroland and delivery by AIF directly to (i) Euroland Class A shareholders of a number of European Growth Class A shares and to (ii) Euroland Class B shareholders of a number of European Growth Class B shares and to (iii) Euroland Class C shareholders of a number of European Growth Class C shares, having an aggregate net asset value equal to the net value of the assets of Euroland transferred.

BOARD CONSIDERATIONS

         The Board of Trustees of AGS has determined that the Reorganization of Euroland is in the best interests of the shareholders of Euroland and will not dilute the interests of Euroland Shareholders. The Board of Trustees recommends approval of the Agreement by the shareholders of Euroland at the Special Meeting. A summary of the information that was presented to, and considered by, the Board of Trustees in making its determination is provided below.

         At a meeting of the Board of Trustees held on May 14-15, 2002, AIM Advisors proposed that the Board of Trustees consider the Reorganization of Euroland into European Growth. The Trustees received from AIM Advisors written materials that contained information concerning Euroland and European Growth, including comparative total return and fee and expense information, a comparison of the investment objectives of Euroland and European Growth and pro forma expense ratios of European Growth. AIM Advisors also provided the trustees with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

         In considering the Reorganization, the Board of Trustees noted that Euroland and European Growth have the same investment objective -- long-term growth of capital. European Growth seeks to meet its objective by investing, normally, at least 80% of its total assets in marketable equity securities of European companies, including companies with market capitalizations of less than $1 billion. European Growth will normally invest in the securities of companies located in at least three European countries. European Growth may invest up to 65% of its total assets in European companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. Euroland, on the other hand, is limited to investing the majority of its assets in the equity securities of large capitalization companies domiciled in countries that are members of the EMU. The Board of Trustees noted that the broader range of investment options available to European Growth provides AIM Advisors greater flexibility to respond to changing market conditions.

         In addition, the Board of Trustees noted that Euroland is a fund that attracts market timers, in spite of AIM Advisors' best efforts to eliminate them. For the period January 1, 2002 through February 22, 2002, Euroland had in excess of $139 million redeemed or exchanged by market timers. These fund flows adversely affect AIM Advisors' ability to manage Euroland's investments and have a detrimental effect on fund performance.

         The Board of Trustees considered the performance of Euroland in relation to the performance of European Growth, noting that European Growth has generally outperformed Euroland. European Growth has provided a higher average annual return to its shareholders in each of the most recent one and three-year periods. Moreover, since inception, European Growth has provided an average annual total return to its shareholders of 12.58%, compared to an average annual total return for Euroland of 8.36%. AIM

Advisors noted that Euroland's performance has been poor. It ranks in the bottom ten percent of its Lipper and Morningstar categories for 1, 3, 5 and 10 years.

         In addition, the Board of Trustees compared the relative performance of European Growth and Euroland in their respective fund sectors. As of December 31, 2001, the Lipper Inc. rankings for European Growth and Euroland were as follows:

                           LIPPER RANK (PERCENTILE)(1)

                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                ------   -------   -------   --------
    European Growth(2)            66%       6%      N/A         N/A
    Euroland                      94%      89%       93%         95%

----------

(1) Under the Lipper ranking system, the lower the percentile rank, the better the performance.

(2) Lipper places European Growth and Euroland in the European Stock Fund category.

         The Board considered the operating expenses incurred by the two funds. The total operating expenses of Euroland, expressed as a percentage of average daily net assets, are higher than the total operating expenses of European Growth. AIM Advisors reported to the Board of Trustees that on a pro forma basis, the total operating expense ratios for European Growth Class A, B and C shares are expected to be approximately 0.10% lower than the total operating expense ratios for Euroland Class A, B and C shares.

         AIM Advisors noted that European Growth's better long-term performance and lower expense ratio should make European Growth a better investment for shareholders than Euroland.

         In addition, the Reorganization may result in reduced revenues for AIM Advisors, since AIM Advisors receives slightly lower management fees on the assets presently held by European Growth. However, AIM Advisors could also benefit in the future if the assets of the combined fund grow faster than the assets of the individual funds would have grown in the absence of the Reorganization.

         The Board of Trustees also noted that no initial sales or other charges would be imposed on any of the shares of European Growth issued to the shareholders of Euroland in connection with the Reorganization. Finally, the Board of Trustees reviewed the principal terms of the Agreement. The Board of Trustees noted that Euroland would be provided with an opinion of counsel that the Reorganization would be tax-free as to Euroland and its shareholders.

         Based on the foregoing, and the information presented, at its meeting held on May 14-15, 2002, the Board of Trustees determined that the Reorganization will not dilute the interests of the shareholders of Euroland and is in the best interest of the Euroland shareholders in view of the better historical performance and greater capital and geographical diversification of European Growth. Therefore, the Board of Trustees recommends the approval of the Reorganization by the shareholders of Euroland.

         At a meeting of the Board of Directors of European Growth held on May 14-15, 2002, the Board recommended approval of the Reorganization by the shareholders of European Growth. The Board of Directors determined that the Reorganization was in the best interests of the shareholders of European Growth and that the Reorganization will not dilute the interests of European Growth's shareholders.

OTHER TERMS

         The Agreement may be amended without shareholder approval by mutual agreement of AGS and AIF. If any amendment is made to the Agreement which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval.

         Each of AGS and AIF has made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of AGS and AIF pursuant to the Agreement with respect to Euroland or European Growth are subject to various conditions, including the following:

         o the assets of Euroland to be acquired by European Growth shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Euroland immediately prior to the Reorganization;

         o AIF's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

         o the shareholders of Euroland shall have approved the Agreement; and

         o AGS and AIF shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP, that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for Euroland, European Growth or their shareholders.

         Euroland and European Growth will bear their own costs and expenses in connection with the Reorganization.

         The Board of Trustees of AGS may waive without shareholder approval any default by AIF or any failure by AIF to satisfy any of the conditions to AGS's obligations as long as such a waiver will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of Euroland. The Agreement may be terminated and the Reorganization may be abandoned by either AGS or AIF at any time by mutual agreement of AGS and AIF, or by either party in the event that Euroland shareholders do not approve the Agreement or if the Closing does not occur on or before December 1, 2002.

FEDERAL TAX CONSEQUENCES

         The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

         o the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

         o no gain or loss will be recognized by Euroland upon the transfer of its assets to European Growth;

         o no gain or loss will be recognized by any shareholder of Euroland upon the exchange of shares of Euroland solely for shares of European Growth;

         o the tax basis of the shares of European Growth to be received by a shareholder of Euroland will be the same as the tax basis of the shares of Euroland surrendered in exchange therefor;

         o the holding period of the shares of European Growth to be received by a shareholder of Euroland will include the holding period for which such shareholder held the shares of Euroland exchanged therefor, provided that such shares of Euroland are capital assets in the hands of such shareholder as of the Closing;

         o no gain or loss will be recognized by European Growth on the receipt of assets of Euroland in exchange for shares of European Growth and European Growth's assumption of Euroland's liabilities;

         o the tax basis of the assets of Euroland in the hands of European Growth will be the same as the tax basis of such assets in the hands of Euroland immediately prior to the Reorganization;

         o European Growth will succeed to and take into account the capital loss carryover and certain other tax attributes of Euroland, subject to all relevant conditions and limitations on the use of such tax benefits; and

         o the holding period of the assets of Euroland to be received by European Growth will include the holding period of such assets in the hands of Euroland immediately prior to the Reorganization.

         As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to AGS and AIF as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon the accuracy, as of the date of Closing, of certain representations of AGS and AIF upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the plan of reorganization):

         o there is no plan or intention by the shareholders of Euroland to redeem a number of shares of European Growth received in the Reorganization that would reduce Euroland shareholders' ownership of European Growth shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding shares of Euroland as of the Closing Date;

         o following the Reorganization, European Growth will continue the historic business of Euroland (for this purpose "historic business" shall mean the business most recently conducted by Euroland which was not entered into in connection with the Reorganization) or use a significant portion of Euroland's historic business assets in its business;

         o at the direction of Euroland, European Growth will issue directly to each Euroland shareholder pro rata the shares of European Growth that Euroland constructively receives in the Reorganization and Euroland will distribute its other properties (if any) to its shareholders on, or as promptly as practicable after, the Closing;

         o European Growth has no plan or intention to reacquire any of its shares issued in the Reorganization, except to the extent that European Growth is required by the Investment Company Act of 1940 (the "1940 Act") to redeem any of its shares presented for redemption;

         o European Growth does not plan or intend to sell or otherwise dispose of any of the assets of Euroland acquired in the Reorganization, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its status as a "regulated investment company" ("RIC") under the Code;

         o European Growth, Euroland and the shareholders of Euroland will pay their respective expenses, if any, incurred in connection with the Reorganization;

         o European Growth will acquire at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Euroland immediately before the Reorganization, including for this purpose any amounts used by Euroland to pay its reorganization expenses and all redemptions and distributions made by Euroland immediately before the Reorganization (other than redemptions pursuant to a demand of a shareholder in the ordinary course of Euroland's business as an open-end diversified management investment company under the 1940 Act and regular, normal dividends not in excess of the requirements of Section 852 of the Code); and

         o European Growth and Euroland have each elected to be taxed as a RIC under Section 851 of the Code and will each have qualified for the special Federal tax treatment afforded RICs under the Code for all taxable periods (including the last short taxable period of Euroland ending on the Closing and the taxable year of European Growth that includes the Closing).

         THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF EUROLAND. EUROLAND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

         The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to European Growth of the assets of Euroland will be the same as the book cost basis of such assets to Euroland.

                  ADDITIONAL INFORMATION ABOUT EUROPEAN GROWTH
                                  AND EUROLAND

         For more information with respect to AIF and European Growth concerning the following topics, please refer to European Growth's Prospectus as indicated:
(i) see "Investment Objective and Strategies" and "Fund Management" for further information regarding AIF and European Growth; (ii) see "Investment Objective and Strategies," "Fund Management," and "Other Information" for further information regarding management of AIF and European Growth; (iii) see "Fund Management" and "Other Information" for further information regarding the shares of AIF and European Growth; (iv) see "Fund Management," "Other Information," and "Shareholder Information" for further information regarding the purchase, redemption and repurchase of shares of AIF and European Growth.

         For more information with respect to AGS and Euroland concerning the following topics, please refer to Euroland's Prospectus as indicated: (i) see "Investment Objective and Strategies" and "Fund Management" for further information regarding AGS and Euroland; (ii) see discussion in "Investment Objective and Strategies," "Fund Management," and "Other Information" for further information regarding the shares of AGS and Euroland; (iii) see "Fund Management," "Other Information," and "Shareholder Information" for further information regarding the purchase, redemption and repurchase of AGS and Euroland.

                             RIGHTS OF SHAREHOLDERS

         The following discussion provides information with respect to the differences in the rights of shareholders under Maryland law and Delaware law.

GENERAL

         AIF is a Maryland corporation and AGS is a Delaware business trust. There is much that is similar between the two forms of organization. For example, the responsibilities, powers and fiduciary duties of the trustees of AGS are substantially the same as those of the directors of AIF.

         There are, however, certain differences between the two forms of organization. The operations of AIF, as a Maryland corporation, are governed by its Articles of Incorporation, and amendments and supplements thereto, and applicable Maryland law. The operations of AGS, as a Delaware business trust, are governed by its Agreement and Declaration of Trust, as amended (the "Declaration of Trust") and Delaware law.

LIABILITY OF SHAREHOLDERS

         The Delaware Business Trust Act provides that shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware business trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The AGS Declaration of Trust provides that shareholders of the Trust shall not be subject to any personal liability for acts or obligations of the Trust and that every written agreement, obligation or other undertaking made or issued by the Trust shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration of Trust provides for indemnification out of the Trust's property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his investment due to shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the Trust, the possibility of the Trust being unable to meet its obligations is considered remote, and even if a claim were brought against the Trust and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

         Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he receives any distribution which exceeds the amount which he could properly receive under Maryland law or where such liability is necessary to prevent fraud.

ELECTION OF DIRECTORS/TRUSTEES; TERMS

         The shareholders of AIF have elected the directors of AIF. Each director serves until a successor is elected, subject to earlier death, incapacitation, resignation, retirement or removal (see below). Shareholders may elect successors to such directors only at annual or special meetings of shareholders.

         The shareholders of AGS have elected the trustees of AGS. Such trustees serve for the life of AGS, subject to the earlier death, incapacitation, resignation, retirement or removal (see below). Shareholders may elect successors to such trustees only at annual or special meetings of shareholders.

REMOVAL OF DIRECTORS/TRUSTEES

         A director of AIF may be removed by the affirmative vote of a majority of the Board of Directors, a committee of the Board of Directors appointed for such purpose, or the holders of a majority of the outstanding shares of AIF.

         A trustee of AGS may be removed at any time by vote of at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of AGS. The Declaration of Trust provides that vacancies may be filled by appointment by the remaining trustees.

MEETINGS OF SHAREHOLDERS

         AGS is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The bylaws of AGS provide that a majority of the Trustees may call special meetings of shareholders and the Trustees shall call a special meeting of the shareholders upon written request of the holders of not less than 10% of the Trusts' shares. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

         AIF is not required to hold annual meetings of shareholders and does not intend to do so unless required by the 1940 Act. AIF's bylaws provide that a special meeting of shareholders may be called by the President, Secretary, a majority of the Board of Directors or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting may be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS; INDEMNIFICATION

         Delaware law provides that trustees of a business trust shall not be liable to the business trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the AGS Declaration of Trust, the trustees and officers of AGS are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a business trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The AGS Declaration of Trust require the indemnification of its trustees and officers to the fullest extent permitted by Delaware law, except with respect to any matter in which it has been determined that such director or officer acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

         Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. AIF's Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

TERMINATION

         AGS or any series or class of shares of beneficial interest in AGS may be terminated by (1) a majority shareholder vote of AGS or the affected series or class, respectively, or (2) if there are fewer than 100 shareholders of record of AGS or of such terminating series or class, the trustees pursuant to written notice to the shares of AGS or the affected series or class.

         Maryland law provides that AIF may be dissolved by the vote of a majority of the Board of Directors and two-thirds of the shares entitled to vote on the dissolution.

VOTING RIGHTS OF SHAREHOLDERS

         The AGS Declaration of Trust grants shareholders power to vote only with respect to the following: (i) election of trustees; (ii) removal of trustees, (iii) approval of investment advisory contracts, as required by the 1940 Act; (iv) termination of AGS or a series of class of its shares of beneficial interest, (v) amendment of the Declaration of Trust, (vi) sale of all or substantially all of the assets of AGS or one of its investment portfolios,
(vii) merger or consolidation of AGS or any of its investment portfolios, with certain exceptions, and (viii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

         Shareholders of a Maryland corporation such as AIF are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland corporation law.

DISSENTERS' RIGHTS

         Neither Delaware law nor the Declaration of Trust confers upon AGS shareholders appraisal or dissenters' rights.

         Under Maryland law, AIF's shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the Trust's assets and are bound by the terms of the transaction.

AMENDMENTS TO ORGANIZATION DOCUMENTS

         Consistent with Delaware law, the Board of Trustees of AGS may, without shareholder approval, amend the Declaration of Trust at any time, except that no amendment may be made which repeals the limitations of personal liability of any shareholder, which reduces the amount payable in respect of the shares of AGS upon liquidation of AGS or which diminishes or eliminates any voting rights pertaining to the shares of AGS, without approval of the majority of the shares of AGS. The trustees shall have the power to alter, amend or repeal the bylaws of AGS or adopt new bylaws at any time.

         Consistent with Maryland law, AIF reserves the right to amend, alter, change or repeal any provision contained in their Articles of Incorporation in the manner now or hereafter prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of AIF may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the AIF Articles of Incorporation may be adopted if approved by a vote of a majority of the shares at any meeting at which a quorum is present. The AIF bylaws provide that the bylaws may be amended at any regular meeting or special meeting of the stockholders provided that notice of such amendment is contained in the notice of the special meeting. Except as to any particular bylaw which is specified as not subject to amendment by the Board of Directors, the bylaws may be also amended by the affirmative vote of a majority of the Board of Directors at any regular or special meetings of the Board.

                OWNERSHIP OF EUROLAND AND EUROPEAN GROWTH SHARES

SIGNIFICANT HOLDERS

         Listed below is the name, address and percent ownership of each person who as of _____________, 2002 to the knowledge of AGS, owned 5% or more of any class of the outstanding shares of Euroland:


                                                                  PERCENT OWNED
                    CLASS OF   NUMBER OF SHARES   PERCENT OWNED   OF RECORD AND
NAME AND ADDRESS     SHARES         OWNED           OF RECORD*    BENEFICIALLY
----------------    --------   ----------------   -------------   -------------


----------

* AGS has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

         Listed below is the name, address and percent ownership of each person who as of __________, 2002 to the knowledge of AIF, owned 5% or more of any class of the outstanding shares of European Growth:

                                                                    PERCENT OWNED
                    CLASS OF   NUMBER OF SHARES    PERCENT OWNED    OF RECORD AND
NAME AND ADDRESS     SHARES         OWNED            OF RECORD*      BENEFICIALLY
----------------    --------   ----------------    -------------    -------------




----------

 * AIF has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

[** A shareholder who holds 25% or more of the outstanding shares of a fund may be presumed to be in "control" of such fund as defined in the 1940 Act.]

SHARE OWNERSHIP BY EXECUTIVE OFFICERS AND DIRECTORS/TRUSTEES

         To the best of the knowledge of AGS, the ownership of shares of Euroland by executive officers or trustees of AGS as a group constituted less than 1% of the outstanding shares of each class of such fund as of __________, 2002. To the best of the knowledge of AIF, the ownership of shares of European Growth by executive officers and directors of AIF as a group constituted less than 1% of the outstanding shares of each class of such fund as of ___________, 2002.

                                 CAPITALIZATION

         The following table sets forth as of October 31, 2001, (i) the capitalization of Euroland Class A, Class B and Class C Shares, (ii) the capitalization of European Growth Class A, Class B and Class C shares, and (iii) the pro forma capitalization of European Growth Class A, Class B, and Class C shares as adjusted to give effect to the transactions contemplated by the Agreement.

                          EUROLAND AND EUROPEAN GROWTH

                                                                      PRO FORMA
                               EUROLAND       EUROPEAN GROWTH      EUROPEAN GROWTH
                                CLASS A           CLASS A          CLASS A SHARES
                                SHARES            SHARES             AS ADJUSTED
                               --------       ---------------      ---------------

Net Assets..............     $207,463,521       $157,650,544         $365,114,065
Shares Outstanding......       21,244,356          9,543,012           22,107,017
Net Asset Value Per Share    $       9.77       $      16.52         $      16.52

                                                                      PRO FORMA
                               EUROLAND       EUROPEAN GROWTH      EUROPEAN GROWTH
                                CLASS B           CLASS A          CLASS B SHARES
                                SHARES             SHARES            AS ADJUSTED
                               --------       ---------------      ---------------

Net Assets..............     $ 33,818,428        $105,324,387        $139,142,815
Shares Outstanding......        3,641,592           6,553,435           8,658,624
Net Asset Value Per Share    $       9.29        $      16.07        $      16.07

                                                                      PRO FORMA
                               EUROLAND       EUROPEAN GROWTH      EUROPEAN GROWTH
                                CLASS C           CLASS C          CLASS C SHARES
                                SHARES             SHARES            AS ADJUSTED
                               --------       ---------------      ---------------

 Net Assets..............    $ 2,477,776          $32,603,718        $35,081,494
 Shares Outstanding......        266,887            2,026,798          2,180,727
 Net Asset Value Per Share   $      9.28          $     16.09        $     16.09

                                  LEGAL MATTERS

         Certain legal matters concerning AIF and its participation in the Reorganization, the issuance of shares of European Growth in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103-7599. Certain legal matters concerning AGS and its participation in the Reorganization will be passed upon by Kirkpatrick & Lockhart, LLP 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800.

                      INFORMATION FILED WITH THE SECURITIES
                             AND EXCHANGE COMMISSION

         This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which AGS and AIF have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for AGS's registration statement containing the Prospectus and Statement of Additional Information relating to Euroland is Registration No. 811-02699. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for AIF's registration statement containing the Prospectus and Statement of Additional Information relating to European Growth is Registration No. 811-05426. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

         AIF and AGS are subject to the informational requirements of the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by AGS and AIF (including the Registration Statement of AIF relating to European Growth on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional office of the SEC: 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at http://www.sec.gov that contains information regarding AIF, AGS and other registrants that file electronically with the SEC.

                                                                      APPENDIX I

                                    AGREEMENT

                                       and

                             PLAN OF REORGANIZATION

                                       for

                            AIM EUROLAND GROWTH FUND

                             a separate portfolio of

                                AIM GROWTH SERIES





                                  May ___, 2002

                                TABLE OF CONTENTS

                                                                                 PAGE

ARTICLE 1 DEFINITIONS..............................................................1
         Section 1.1.  Definitions.................................................1

ARTICLE 2 TRANSFER OF ASSETS.......................................................4
         Section 2.1.  Reorganization of Euroland Growth...........................4
         Section 2.2.  Computation of Net Asset Value..............................5
         Section 2.3.  Valuation Date..............................................5
         Section 2.4.  Delivery....................................................5
         Section 2.5.  Termination of Series.......................................6
         Section 2.6.  Issuance of European Development Shares.....................6
         Section 2.7.  Investment Securities.......................................7
         Section 2.8.  Liabilities.................................................7

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF AGS....................................7
         Section 3.1.  Organization; Authority.....................................7
         Section 3.2.  Registration and Regulation of AGS..........................7
         Section 3.3.  Financial Statements........................................8
         Section 3.4.  No Material Adverse Changes; Contingent Liabilities.........8
         Section 3.5.  Euroland Growth Shares; Liabilities;
                       Business Operations.........................................8
         Section 3.6.  Accountants.................................................9
         Section 3.7.  Binding Obligation..........................................9
         Section 3.8.  No Breaches or Defaults.....................................9
         Section 3.9.  Authorizations or Consents..................................9
         Section 3.10. Permits....................................................10
         Section 3.11. No Actions, Suits or Proceedings...........................10
         Section 3.12. Contracts..................................................11
         Section 3.13. Properties and Assets......................................11
         Section 3.14. Taxes......................................................11
         Section 3.15. Benefit and Employment Obligations.........................12
         Section 3.16. Brokers....................................................12
         Section 3.17. Voting Requirements........................................12
         Section 3.18. State Takeover Statutes....................................12
         Section 3.19. Books and Records..........................................12
         Section 3.20. Prospectus and Statement of Additional Information.........12
         Section 3.21. No Distribution............................................12
         Section 3.22. Liabilities of Euroland Growth.............................12
         Section 3.23. Value of Shares............................................13
         Section 3.24. Shareholder Expenses.......................................13
         Section 3.25. Intercompany Indebtedness..................................13

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF AIF..............................................................13

         Section 4.1.  Organization; Authority...............................................................13
         Section 4.2.  Registration and Regulation of AIF....................................................13
         Section 4.3.  Financial Statements..................................................................13
         Section 4.4.  No Material Adverse Changes; Contingent Liabilities...................................14
         Section 4.5.  Registration of European Development Class A Shares, European Development
                       Class B Shares and European Development Class C Shares................................14
         Section 4.6.  Accountants...........................................................................15
         Section 4.7.  Binding Obligation....................................................................15
         Section 4.8.  No Breaches or Defaults...............................................................15
         Section 4.9.  Authorizations or Consents............................................................15
         Section 4.10. Permits...............................................................................16
         Section 4.11. No Actions, Suits or Proceedings......................................................16
         Section 4.12. Taxes.................................................................................16
         Section 4.13. Brokers...............................................................................17
         Section 4.14. Representations Concerning the Reorganization.........................................17
         Section 4.15. Prospectus and Statement of Additional Information....................................18
         Section 4.16. Value of Shares.......................................................................18
         Section 4.17. Intercompany Indebtedness; Consideration..............................................18

ARTICLE 5 COVENANTS..........................................................................................18
         Section 5.1.  Conduct of Business...................................................................18
         Section 5.2.  Announcements.........................................................................19
         Section 5.3.  Expenses..............................................................................19
         Section 5.4.  Further Assurances....................................................................19
         Section 5.5.  Notice of Events......................................................................19
         Section 5.6.  Access to Information.................................................................19
         Section 5.7.  Consents, Approvals and Filings.......................................................20
         Section 5.8.  Submission of Agreement to Shareholders...............................................20

ARTICLE 6 CONDITIONS PRECEDENT TO THE REORGANIZATION.........................................................20
         Section 6.1.  Conditions Precedent of AIF...........................................................20
         Section 6.2.  Mutual Conditions.....................................................................21
         Section 6.3.  Conditions Precedent of AGS...........................................................22

ARTICLE 7 TERMINATION OF AGREEMENT...........................................................................22
         Section 7.1.  Termination...........................................................................22
         Section 7.2.  Survival After Termination............................................................24

ARTICLE 8 MISCELLANEOUS......................................................................................24
         Section 8.1.  Survival of Representations and Warranties............................................24
         Section 8.2.  Governing Law.........................................................................24
         Section 8.3.  Binding Effect, Persons Benefiting, No Assignment.....................................24
         Section 8.4.  Obligations of AIF and AGS............................................................24
         Section 8.5.  Amendments............................................................................25
         Section 8.6.  Enforcement...........................................................................25

         Section 8.7.  Interpretation........................................................................25
         Section 8.8.  Counterparts..........................................................................25
         Section 8.9.  Entire Agreement; Schedules...........................................................25
         Section 8.10. Notices...............................................................................25
         Section 8.11. Representations by AIM Advisors.......................................................26


Schedule 6.1(d)   Opinion of Counsel to AGS
Schedule 6.2(f)   Tax Opinions
Schedule 6.3(d)   Opinion of Counsel to AIF

                      AGREEMENT AND PLAN OF REORGANIZATION


                  AGREEMENT AND PLAN OF REORGANIZATION, dated as of May ___, 2002 (this "Agreement"), by and among AIM Growth Series, a Delaware business trust ("AGS"), acting on behalf of AIM Euroland Growth Fund ("Euroland Growth"), a separate series of AGS, AIM International Funds, Inc., a Maryland corporation ("AIF"), acting on behalf of AIM European Development Fund ("European Development") (to be renamed "AIM European Growth Fund" effective July 1, 2002), a separate series of AIF, and A I M Advisors, Inc. ("AIM Advisors"), a Delaware corporation.

                                   WITNESSETH

                  WHEREAS, AGS is a management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Euroland Growth, for sale to the public; and

                  WHEREAS, AIF is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including European Development, for sale to the public; and

                  WHEREAS, AIM Advisors provides investment advisory services to both AGS and AIF; and

                  WHEREAS, Euroland Growth desires to provide for its reorganization through the transfer of all of its assets to European Development in exchange for the assumption by European Development of all of the liabilities of Euroland Growth and the issuance by AIF of shares of European Development in the manner set forth in this Agreement; and

                  WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

                  NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, AGS, AIF and AIM Advisors agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

Section 1.1. Definitions For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

                  "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

                  "Affiliated Person" means an affiliated person as defined in
Section 2(a)(3) of the Investment Company Act.


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                  "Agreement" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto and all amendments hereto and thereof.

                  "AGS" means AIM Growth Series, a Delaware business trust.

                  "AGS Registration Statement" means the registration statement on Form N-1A of AGS, as amended, 1940 Act Registration No. 811-02699.

                  "AIF" means AIM International Funds, Inc., a Maryland corporation.

                  "AIF Registration Statement" means the registration statement on Form N-1A of AIF, as amended, 1940 Act Registration No. 811-06463.

                  "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by AGS on behalf of Euroland Growth, or otherwise providing benefits to any current or former employee, officer or trustee of AGS.

                  "Closing" means the transfer of the assets of Euroland Growth to European Development, the assumption of all of Euroland Growth's liabilities by European Development and the issuance of European Development Shares directly to Euroland Growth Shareholders as described in Section 2.1 of this Agreement.

                  "Closing Date" means September 23, 2002 or such other date as the parties may mutually determine.

                  "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

                  "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of European Development and Euroland Growth.

                  "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

                  "Euroland Growth Shareholders Meeting" means a meeting of the shareholders of Euroland Growth convened in accordance with applicable law and the Agreement and Declaration of Trust of AGS to consider and vote upon the approval of this Agreement and the Reorganization of Euroland Growth contemplated by this Agreement.

                  "European Development" means AIM European Development Fund, a separate series of shares of the capital stock of AIF.


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                  "European Development Class A Shares" means Class A Shares of stock of European Development issued by AIF.

                  "European Development Class B Shares" means Class B Shares of stock of European Development issued by AIF.

                  "European Development Class C Shares" means Class C Shares of stock of European Development issued by AIF.

                  "European Development Financial Statements" shall have the meaning set forth in Section 4.3 of this Agreement.

                  "European Development Shares" means shares of capital stock of European Development issued pursuant to Section 2.6 of this Agreement.

                  "Euroland Growth" means AIM Euroland Growth Fund, a separate series of AGS.

                  "Euroland Growth Class A Shares" means Class A Shares of beneficial interest of Euroland Growth issued by AGS.

                  "Euroland Growth Class B Shares" means Class B Shares of beneficial interest of Euroland Growth issued by AGS.

                  "Euroland Growth Class C Shares" means Class C Shares of beneficial interest of Euroland Growth issued by AGS.

                  "Euroland Growth Financial Statements" shall have the meaning set forth in Section 3.3 of this Agreement.

                  "Euroland Growth Shareholders" means the holders of record as of the Effective Time of the issued and outstanding shares of beneficial interest in Euroland Growth.

                  "Euroland Growth Shares" means the issued and outstanding shares of beneficial interest in Euroland Growth.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

                  "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

                  "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.


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


                  "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

                  "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

                  "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

                  "Reorganization" means the acquisition of the assets of Euroland Growth by European Development in consideration of the assumption by European Development of all of the liabilities of Euroland Growth and the issuance by AIF of European Development Shares directly to Euroland Growth Shareholders as described in this Agreement, and the termination of Euroland Growth's status as a designated series of shares of AGS.

                  "Required Shareholder Vote" shall have the meaning set forth in Section 3.17 of this Agreement.

                  "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

                  "SEC" means the United States Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

                  "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

                  "Valuation Date" shall have the meaning set forth in Section
2.3 of this Agreement.

                                    ARTICLE 2
                               TRANSFER OF ASSETS

         Section 2.1. Reorganization of Euroland Growth At the Effective Time, all of the assets of Euroland Growth shall be delivered to the Custodian for the account of European Development in exchange for the assumption by European Development of all of the liabilities of any kind of Euroland Growth and delivery by AIF directly to (i) the holders of record as of the Effective Time of the issued and outstanding Class A shares of Euroland Growth of a number of European Development Class A shares (including, if applicable, fractional shares rounded to the nearest thousandth), to (ii) the holders of record as of the Effective Time of the issued and


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


outstanding Class B shares of Euroland Growth of a number of European Development Class B shares (including, if applicable, fractional shares rounded to the nearest thousandth), and to (iii) the holders of record as of the Effective Time of the issued and outstanding Class C shares of Euroland Growth of a number of European Development Class C shares (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the net value of the assets of Euroland Growth so transferred, assigned and delivered, all determined and adjusted as provided in
Section 2.2 below. Upon delivery of such assets, AIM European Development Fund will receive good and marketable title to such assets free and clear of all Liens.

         Section 2.2. Computation of Net Asset Value

                  (a) The net asset value of European Development Shares, and the net value of the assets of Euroland Growth, shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Valuation Date.

                  (b) The net asset value of European Development Shares shall be computed in accordance with the policies and procedures of European Development as described in the AIF Registration Statement.

                  (c) The net value of the assets of Euroland Growth to be transferred to European Development pursuant to this Agreement shall be computed in accordance with the policies and procedures of Euroland Growth as described in the AGS Registration Statement.

                  (d) All computations of value regarding the net assets of Euroland Growth and the net asset value of European Development Shares to be issued pursuant to this Agreement shall be made by agreement of AGS and AIF. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

         Section 2.3. Valuation Date The assets of Euroland Growth and the net asset value per share of European Development Shares shall be valued as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date"). The share transfer books of Euroland Growth will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Euroland Growth received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Euroland Growth. Redemption requests thereafter received by Euroland Growth shall be deemed to be redemption requests for European Development Class A Shares, European Development Class B Shares or European Development Class C Shares, as applicable (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Euroland Growth Shareholders under this Agreement.

         Section 2.4. Delivery

                  (a) Assets held by Euroland Growth shall be delivered by AGS to the Custodian on the Closing Date. No later than three (3) business days preceding the Closing Date, AGS shall instruct the Custodian to transfer such assets to the account of European Development. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to


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


constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Euroland Growth shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of European Development at the Custodian.

                  (b) If, on the Closing Date, Euroland Growth is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Euroland Growth for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Euroland Growth or its broker, then AIF shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Euroland Growth has delivered to the Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by AIF or the Custodian, including brokers' confirmation slips.

         Section 2.5. Termination of Series As soon as reasonably practicable after the Closing Date, the status of Euroland Growth as a designated series of shares of AGS shall be terminated; provided, however, that the termination of the status of Euroland Growth as a series of shares of AGS shall not be required if the Reorganization shall not have been consummated.

         Section 2.6. Issuance of European Development Shares At the Effective Time, Euroland Growth Shareholders of record as of the close of regular trading on the NYSE on the Valuation Date holding Euroland Growth Class A shares shall be issued that number of full and fractional Class A shares of European Development having a net asset value equal to the net asset value of Euroland Growth Class A shares held by Euroland Growth Shareholders on the Valuation Date, Euroland Growth Shareholders of record as of the Valuation Date holding Euroland Growth Class B shares shall be issued that number of full and fractional Class B shares of European Development having a net asset value equal to the net asset value of Euroland Growth Class B Shares held by Euroland Growth Shareholders on the Valuation Date, and Euroland Growth Shareholders of record as of the Valuation Date holding Euroland Growth Class C shares shall be issued that number of full and fractional Class C shares of European Development having a net asset value equal to the net asset value of Euroland Growth Class C shares held by Euroland Growth Shareholders on the Valuation Date. All issued and outstanding shares of beneficial interest in Euroland Growth shall thereupon be canceled on the books of AGS. AGS shall provide instructions to the transfer agent of AIF with respect to European Development Class A Shares, European Development Class B Shares and European Development Class C Shares to be issued to Euroland Growth Shareholders. AIF shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. AIF shall record on its books the ownership of European Development Class A shares, European Development Class B shares and European Development Class C Shares by Euroland Growth Shareholders and shall forward a confirmation of such ownership to Euroland Growth Shareholders. No redemption or repurchase of such shares credited to former Euroland Growth Shareholders in respect of Euroland Growth shares represented by unsurrendered shares certificates shall be permitted until such certificates have been surrendered to AIF for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to AIF.


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


         Section 2.7. Investment Securities On or prior to the Valuation Date, AGS shall deliver a list setting forth the securities Euroland Growth then owned together with the respective Federal income tax bases thereof. AGS shall provide to AIF on or before the Valuation Date, detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to European Development hereunder. Such records shall be made available by AGS prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or the auditors of AIF upon reasonable request.

         Section 2.8. Liabilities Euroland Growth shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                    ARTICLE 3
                      REPRESENTATIONS AND WARRANTIES OF AGS

                  AGS, on behalf of Euroland Growth, represents and warrants to AIF as follows:

         Section 3.1. Organization; Authority AGS is duly organized, validly existing and in good standing under the Delaware Business Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

         Section 3.2. Registration and Regulation of AGS AGS is duly registered with the SEC as an investment company under the Investment Company Act and all Euroland Growth Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AGS to revoke or rescind any such registration or qualification. Euroland Growth is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Euroland Growth is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the AGS Registration Statement currently in effect. The value of the net assets of Euroland Growth is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Euroland Growth and all purchases and redemptions of Euroland Growth Shares have been effected at the net asset value per share calculated in such manner.


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


         Section 3.3. Financial Statements The books of account and related records of Euroland Growth fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended December 31, 2001 of Euroland Growth previously delivered to AIF (the "Euroland Growth Financial Statements") present fairly in all material respects the financial position of Euroland Growth as of the date indicated and the results of operations and changes in net assets for the period then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period then ended.

         Section 3.4. No Material Adverse Changes; Contingent Liabilities Since December 31, 2001 no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Euroland Growth or the status of Euroland Growth as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Euroland Growth or occurring in the ordinary course of business of Euroland Growth or AGS. There are no contingent liabilities of Euroland Growth not disclosed in the Euroland Growth Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

         Section 3.5. Euroland Growth Shares; Liabilities; Business Operations

                  (a) Euroland Growth Shares have been duly authorized and validly issued and are fully paid and non-assessable.

                  (b) During the five-year period ending on the date of the Reorganization, neither Euroland Growth nor any person related to Euroland Growth (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Euroland Growth for consideration other than shares of Euroland Growth, except for shares redeemed in the ordinary course of Euroland Growth's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Euroland Growth's Shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Euroland Growth on the Effective Date.

                  (c) At the time of its Reorganization, Euroland Growth shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Euroland Growth Shares, except for the right of investors to acquire Euroland Growth Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

                  (d) From the date it commenced operations and ending on the Closing Date, Euroland Growth will have conducted its historic business within the meaning of Section 1.368-1(d)(2) of the Income Tax Regulations under the Code in a substantially


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unchanged manner. In anticipation of its Reorganization, Euroland Growth will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d) of those regulations) being transferred to European Development.

                  (e) AGS does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

         Section 3.6. Accountants PricewaterhouseCoopers LLP, which has reported upon the Euroland Growth Financial Statements for the period ended December 31, 2001, is the independent public accountant as required by the Securities Act and the Exchange Act.

         Section 3.7. Binding Obligation This Agreement has been duly authorized, executed and delivered by AGS on behalf of Euroland Growth and, assuming this Agreement has been duly executed and delivered by AIF and approved by Euroland Growth Shareholders, constitutes the legal, valid and binding obligation of AGS enforceable against AGS in accordance with its terms from and with respect to the revenues and assets of Euroland Growth, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

         Section 3.8. No Breaches or Defaults The execution and delivery of this Agreement by AGS on behalf of Euroland Growth and performance by AGS of its obligations hereunder has been duly authorized by all necessary trust action on the part of AGS, other than Euroland Growth Shareholders approval, and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust or bylaws of AGS and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Euroland Growth (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AGS is a party or by which it may be bound and which relates to the assets of Euroland Growth or to which any property of Euroland Growth may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AGS or any property of Euroland Growth. AGS is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of
Section 368(a)(3)(A) of the Code.

         Section 3.9. Authorizations or Consents Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or


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


made by AGS in connection with the due execution and delivery by AGS of this Agreement and the consummation by AGS of the transactions contemplated hereby.

         Section 3.10. Permits AGS has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Euroland Growth, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AGS there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

         Section 3.11. No Actions, Suits or Proceedings

                  (a) There is no pending action, litigation or proceeding, nor, to the knowledge of AGS, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AGS before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

                  (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AGS, threatened in writing or, if probable of assertion, orally, against AGS affecting any property, asset, interest or right of Euroland Growth, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Euroland Growth. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AGS's conduct of the business of Euroland Growth affecting in any significant respect the conduct of such business. AGS is not, and has not been to the knowledge of AGS, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Euroland Growth.


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


         Section 3.12. Contracts AGS is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Euroland Growth, by which the assets, business, or operations of Euroland Growth may be bound or affected, or under which it or the assets, business or operations of Euroland Growth receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of AGS there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

         Section 3.13. Properties and Assets Euroland Growth has good and marketable title to all properties and assets reflected in the Euroland Growth Financial Statements as owned by it, free and clear of all Liens, except as described in Euroland Growth Financial Statements.

         Section 3.14. Taxes

                  (a) Euroland Growth has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. Euroland Growth has qualified as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Euroland Growth has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Euroland Growth as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Euroland Growth arising by reason of undistributed investment company taxable income or net capital gain, AGS will declare on or prior to the Valuation Date to the shareholders of Euroland Growth a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Euroland Growth's investment company taxable income (determined without regard to any deductions for dividends paid) for the short taxable year beginning on January 1, 2002 and ending on the Closing Date and (B) all of Euroland Growth's net capital gain recognized in such short taxable year (after reduction for any capital loss carryover).

                  (b) Euroland Growth has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Euroland Growth Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Euroland Growth, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Returns of Euroland Growth are currently being or have been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.


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


                  (c) To the best knowledge of AGS, the fiscal year of Euroland Growth has not been changed for tax purposes since the date on which it commenced operations.

         Section 3.15. Benefit and Employment Obligations On or prior to the Closing Date, Euroland Growth will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person, except that Euroland Growth Fund is liable for its proportionate share of the expenses arising in connection with the retirement and deferred compensation benefits made available to the directors and trustees of certain investment companies advised by AIM Advisors.

         Section 3.16. Brokers No broker, finder or similar intermediary has acted for or on behalf of AGS in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AGS or any action taken by it.

         Section 3.17. Voting Requirements The vote of a majority of the shares cast at a meeting of Euroland Growth shareholders at which a quorum is present (the "Required Shareholder Vote") is the only vote of the holders of any class or series of shares of beneficial interest in Euroland Growth necessary to approve this Agreement and the Reorganization of Euroland Growth contemplated by this Agreement.

         Section 3.18. State Takeover Statutes No state takeover statute or similar statute or regulation applies or purports to apply to the Reorganization, this Agreement or any of the transactions contemplated by this Agreement.

         Section 3.19. Books and Records The books and records of AGS relating to Euroland Growth, reflecting, among other things, the purchase and sale of Euroland Growth Shares, the number of issued and outstanding shares owned by Euroland Growth Shareholders and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

         Section 3.20. Prospectus and Statement of Additional Information The current prospectus and statement of additional information for Euroland Growth as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         Section 3.21. No Distribution European Development Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

         Section 3.22. Liabilities of Euroland Growth The liabilities of Euroland Growth that are to be assumed by European Development in connection with the Reorganization, or to which the assets of Euroland Growth to be transferred in the Reorganization are subject, were incurred by Euroland Growth in the ordinary course of its business. The fair market value of the assets of

Euroland Growth to be transferred to European Development in the Reorganization will equal or exceed the sum of the liabilities to be assumed by European Development plus the amount of liabilities, if any, to which such transferred assets will be subject.

         Section 3.23. Value of Shares The fair market value of European Development Class A Shares received by Euroland Growth Shareholders in the Reorganization will be approximately equal to the fair market value of Euroland Growth Class A shares constructively surrendered in exchange therefor, the fair market value of European Development Class B Shares received by Euroland Growth Shareholders in the Reorganization will be approximately equal to the fair market value of Euroland Growth Class B shares constructively surrendered in exchange therefor, and the fair market value of European Development Class C Shares received by Euroland Growth Shareholders in the Reorganization will be approximately equal to the fair market value of Euroland Growth Class C shares constructively surrendered in exchange therefor.

         Section 3.24. Shareholder Expenses Euroland Growth Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

         Section 3.25. Intercompany Indebtedness There is no intercompany indebtedness between AGS and AIF that was issued or acquired, or will be settled, at a discount.

                                    ARTICLE 4
                      REPRESENTATIONS AND WARRANTIES OF AIF

                  AIF, on behalf of European Development, represents and warrants to AGS as follows:

         Section 4.1. Organization; Authority AIF is duly organized, validly existing and in good standing under the Maryland General Corporation Law, with all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder.

         Section 4.2. Registration and Regulation of AIF AIF is duly registered with the SEC as an investment company under the Investment Company Act. European Development is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. European Development is in compliance in all material respects with the applicable investment policies and restrictions set forth in the AIF Registration Statement. The value of the net assets of European Development is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of European Development and all purchases and redemptions of European Development Shares have been effected at the net asset value per share calculated in such manner.

         Section 4.3. Financial Statements The books of account and related records of European Development fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended October 31, 2001 of European Development previously delivered to AGS (the "European Development Financial Statements") present fairly in all material respects the financial position of European Development as of the date indicated and the results of operations and changes in net assets for the period then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period then ended.

         Section 4.4. No Material Adverse Changes; Contingent Liabilities Since October 31, 2001, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of European Development or the status of European Development as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by European Development or occurring in the ordinary course of business of European Development or AIF. There are no contingent liabilities of European Development not disclosed in the European Development Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

         Section 4.5. Registration of European Development Class A Shares, European Development Class B Shares and European Development Class C Shares

                  (a) The shares of beneficial interest of AIF are divided into six portfolios, including European Development. European Development currently has three classes of shares, Class A shares, Class B shares and Class C shares. [Under its Charter, AIF is authorized to issue 480,000,000 Class A shares, 240,000,000 Class B shares and 240,000,000 Class C shares of European Development.] [Ballard to verify].

                  (b) European Development Shares to be issued pursuant to
Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of AIF then in effect.

                  (c) European Development Shares to be issued pursuant to
Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, European Development shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire European Development Class A, European Development Class B or European Development Class C shares, except for the right of investors to acquire European Development Class A Shares, European Development Class B Shares or European Development Class C Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

                  (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of AIF's Registration Statement on Form N-14, shall be furnished to Euroland Growth Shareholders entitled to vote at the Euroland Growth Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of European Development, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by AGS for inclusion in the Combined Proxy Statement/Prospectus.

                  (e) The shares of European Development which have been or are being offered for sale (other than the European Development Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the AIF Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AIF to revoke or rescind any such registration or qualification.

         Section 4.6. Accountants PricewaterhouseCoopers LLP, which has reported upon the European Development Financial Statements for the period ended October 31, 2001, are independent public accountants as required by the Securities Act and the Exchange Act.

         Section 4.7. Binding Obligation This Agreement has been duly authorized, executed and delivered by AIF on behalf of European Development and, assuming this Agreement has been duly executed and delivered by AGS, constitutes the legal, valid and binding obligation of AIF, enforceable against AIF in accordance with its terms from and with respect to the revenues and assets of European Development, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

         Section 4.8. No Breaches or Defaults The execution and delivery of this Agreement by AIF on behalf of European Development and performance by AIF of its obligations hereunder have been duly authorized by all necessary corporate action on the part of AIF and (i) do not, and on the Closing Date will not, result in any violation of the Charter or bylaws of AIF and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of European Development (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AIF is a party or by which it may be bound and which relates to the assets of European Development or to which any properties of European Development may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AIF or any property of European Development. AIF is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         Section 4.9. Authorizations or Consents Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AIF in connection with the due execution and delivery by AIF of this Agreement and the consummation by AIF of the transactions contemplated hereby.

         Section 4.10. Permits AIF has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to European Development, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AIF there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

         Section 4.11. No Actions, Suits or Proceedings

                  (a) There is no pending action, suit or proceeding, nor, to the knowledge of AIF, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AIF before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

                  (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AIF, threatened in writing or, if probable of assertion, orally, against AIF, affecting any property, asset, interest or right of European Development, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to European Development. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to AIF's conduct of the business of European Development affecting in any significant respect the conduct of such business. AIF is not, and has not been, to the knowledge of AIF, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of European Development.

         Section 4.12. Taxes

                  (a) European Development has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. European Development has qualified as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. European Development has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

                  (b) European Development has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the European Development Financial

Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against European Development, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of European Development is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

                  (c) The fiscal year of European Development has not been changed for tax purposes since the date on which it commenced operations.

         Section 4.13. Brokers No broker, finder or similar intermediary has acted for or on behalf of AIF in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AIF or any action taken by it.

         Section 4.14. Representations Concerning the Reorganization

                  (a) AIF has no plan or intention to reacquire any European Development Shares issued in the Reorganization, except to the extent that European Development is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

                  (b) European Development has no plan or intention to sell or otherwise dispose of any of the assets of Euroland Growth acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

                  (c) Following the Reorganization, European Development will continue an "historic business" (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code) of Euroland Growth or use a significant portion of Euroland Growth's historic business assets in a business.

                  (d) Prior to or in the Reorganization, neither European Development nor any person related to European Development (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Euroland Growth with consideration other than shares of European Development. There is no plan or intention by European Development or any person related to European Development to acquire or redeem any of the European Development Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of European Development's business as an open-end investment company as required by the Investment Company Act.

         Section 4.15. Prospectus and Statement of Additional Information The current prospectus and statement of additional information for European Development as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         Section 4.16. Value of Shares The fair market value of European Development Class A Shares received by Euroland Growth Shareholders in the Reorganization will be approximately equal to the fair market value of Euroland Growth Class A shares constructively surrendered in exchange therefor, the fair market value of European Development Class B Shares received by Euroland Growth Shareholders in the Reorganization will be approximately equal to the fair market value of Euroland Growth Class B shares constructively surrendered therefor, and the fair market value of European Development Class C Shares received by Euroland Growth Shareholders in the Reorganization will be approximately equal to the fair market value of Euroland Growth Class C shares constructively surrendered therefor.

         Section 4.17. Intercompany Indebtedness; Consideration There is no intercompany indebtedness between AGS and AIF that was issued or acquired, or will be settled, at a discount. No consideration other than European Development Shares (and European Development's assumption of Euroland Growth's liabilities, including for this purpose all liabilities to which the assets of Euroland Growth are subject) will be issued in exchange for the assets of Euroland Growth acquired by European Development in connection with the Reorganization. The fair market value of the assets of Euroland Growth transferred to European Development in the Reorganization will equal or exceed the sum of the liabilities assumed by European Development, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                    ARTICLE 5
                                    COVENANTS

         Section 5.1. Conduct of Business

                  (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AGS shall conduct the business of Euroland Growth only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business of Euroland Growth in the ordinary course in all material respects.

                  (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AIF shall conduct the business of European Development only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business relations necessary to conduct the business operations of European Development in the ordinary course in all material respects.

         Section 5.2. Announcements AGS and AIF shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and the transactions contemplated by this Agreement, and neither AGS nor AIF shall issue any such press release or make any public statement without the prior written approval of the other party to this Agreement, such approval not to be unreasonably withheld, except as may be required by law.

         Section 5.3. Expenses Euroland Growth and European Development shall each, respectively, bear the expenses they incur in connection with this Agreement and Reorganization and other transactions contemplated hereby.

         Section 5.4. Further Assurances Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

         Section 5.5. Notice of Events AIF shall give prompt notice to AGS, and AGS shall give prompt notice to AIF, of (a) the occurrence or non-occurrence of any event which to the knowledge of AIF or to the knowledge of AGS, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (i) in the case of AGS, Sections 6.1 and 6.2 or (ii) in the case of AIF, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

         Section 5.6. Access to Information

                  (a) AGS will, during regular business hours and on reasonable prior notice, allow AIF and its authorized representatives reasonable access to the books and records of AGS pertaining to the assets of Euroland Growth and to officers of AGS knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AGS.

                  (b) AIF will, during regular business hours and on reasonable prior notice, allow AGS and its authorized representatives reasonable access to the books and records of AIF pertaining to the assets of European Development and to officers of AIF knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AIF.

         Section 5.7. Consents, Approvals and Filings Each of AGS and AIF shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of AGS and AIF shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of AGS and AIF shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

         Section 5.8. Submission of Agreement to Shareholders AGS shall take all action necessary in accordance with applicable law and its Agreement and Declaration of Trust and bylaws to convene the Euroland Growth Shareholders Meeting. AGS shall, through its Board of Trustees, recommend to Euroland Growth Shareholders approval of this Agreement and the transactions contemplated by this Agreement. AGS shall use its reasonable best efforts to hold a Euroland Growth Shareholders Meeting as soon as practicable after the date hereof.

                                   ARTICLE 6
                   CONDITIONS PRECEDENT TO THE REORGANIZATION

         Section 6.1. Conditions Precedent of AIF The obligation of AIF to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AIF.

                  (a) The representations and warranties of AGS on behalf of Euroland Growth participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

                  (b) AGS shall have complied with and satisfied in all material respects all agreements and conditions relating to Euroland Growth participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

                  (c) AIF shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AGS, in such individual's capacity as an officer of AGS and not as an individual, to the effect that the conditions specified in Section 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AGS certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust and bylaws of AGS, and resolutions, consents and authorizations of or regarding AGS with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                  (d) AIF shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel to AGS, or other counsel reasonably acceptable to AIF, in form and substance reasonably acceptable to counsel for AIF, as to the matters set forth in Schedule 6.1(d).

                  (e) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

         Section 6.2. Mutual Conditions The obligations of AGS and AIF to consummate a Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more may be waived in writing by AGS and AIF, but only if and to the extent that such waiver is mutual.

                  (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by AGS and AIF shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                  (b) This Agreement, the Reorganization of Euroland Growth and related matters shall have been approved and adopted at the Euroland Growth Shareholders Meeting by the shareholders of Euroland Growth on the record date by the Required Shareholder Vote.

                  (c) The assets of Euroland Growth to be acquired by European Development shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Euroland Growth immediately prior to the Reorganization. For purposes of this
Section 6.2(c), assets used by Euroland Growth to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Euroland Growth's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Euroland Growth held immediately prior to the Reorganization.

                  (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

                  (e) The Registration Statement on Form N-14 filed by AIF with respect to European Development Shares to be issued to Euroland Growth Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

                  (f) AGS and AIF shall have received on or before the Closing Date an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") in form and substance reasonably acceptable to AGS and AIF, as to the matters set forth on
Schedule 6.2(f). In rendering such opinion, BSA&I may request and rely upon representations contained in certificates of officers of AGS, AIF and others, and the officers of AGS and AIF shall use their best efforts to make available such truthful certificates.

         Section 6.3. Conditions Precedent of AGS The obligation of AGS to consummate a Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AGS.

                  (a) The representations and warranties of AIF on behalf of European Development participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

                  (b) AIF shall have complied with and satisfied in all material respects all agreements and conditions relating to European Development participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

                  (c) AGS shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AIF, in such individual's capacity as an officer of AIF and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AIF certifying as to the accuracy and completeness of the attached Charter and bylaws, as amended, of AIF and resolutions, consents and authorizations of or regarding AIF with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                  (d) AGS shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel to AIF, or other counsel reasonably acceptable to AGS, in form and substance reasonably acceptable to counsel for AGS, as to the matters set forth on Schedule 6.3(d).

                                    ARTICLE 7
                            TERMINATION OF AGREEMENT

         Section 7.1. Termination

                  (a) This Agreement may be terminated on or prior to the Closing Date as follows:

                           (i) by mutual written consent of AGS and AIF; or

                           (ii) at the election of AGS or AIF:

                                    (A) if the Closing Date shall not be on or
                  before December 1, 2002, or such later date as the parties hereto may agree upon, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

                                    (B) if, upon a vote at the Euroland Growth
                  Shareholders Meeting or any adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

                                    (C) if any Governmental Authority shall have
                  issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

                  (b) The termination of this Agreement shall be effectuated by the delivery by the terminating party to the other party of a written notice of such termination.

         Section 7.2. Survival After Termination If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Euroland Growth is not consummated, this Agreement shall become void and of no further force and effect with respect to such Reorganization and the respective Euroland Growth, except for the provisions of Section 5.3.

                                    ARTICLE 8
                                  MISCELLANEOUS

         Section 8.1. Survival of Representations and Warranties The representations, warranties and covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

         Section 8.2. Governing Law This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

         Section 8.3. Binding Effect, Persons Benefiting, No Assignment This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

         Section 8.4. Obligations of AIF and AGS

                  (a) AGS and AIF hereby acknowledge and agree that European Development is a separate investment portfolio of AIF, that AIF is executing this Agreement on behalf of European Development, and that any amounts payable by AIF under or in connection with this Agreement shall be payable solely from the revenues and assets of European Development. AGS further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AIF in his or her capacity as an officer of AIF intending to bind AIF as provided herein, and that no officer, director or shareholder of AIF shall be personally liable for the liabilities or obligations of AIF incurred hereunder.

                  (b) AGS and AIF hereby acknowledge and agree that Euroland Growth is a separate investment portfolio of AGS, that AGS is executing this Agreement on behalf of Euroland Growth and that any amounts payable by AGS under or in connection with this Agreement shall be payable solely from the revenues and assets of Euroland Growth. AIF further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AGS in his or her capacity as an officer of AGS intending to bind AGS as provided herein, and that no officer, trustee or shareholder of AGS shall be personally liable for the liabilities of AGS incurred hereunder.

         Section 8.5. Amendments This Agreement may not be amended, altered or modified except by a written instrument executed by AGS and AIF.

         Section 8.6. Enforcement The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

         Section 8.7. Interpretation When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

         Section 8.8. Counterparts This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

         Section 8.9. Entire Agreement; Schedules This Agreement, including the Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

         Section 8.10. Notices All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

                        (a)      If to AGS:

                                 AIM Growth Series
                                 11 Greenway Plaza, Suite 100
                                 Houston, Texas  77046-1173
                                 Attn: Carol F. Relihan, Esq.
                                 Fax:  (713) 993-9185
                        with a copy to:

                                 Ballard Spahr Andrews & Ingersoll, LLP
                                 1735 Market Street, 51st Floor
                                 Philadelphia, Pennsylvania  19103-7599
                                 Attn: William H. Rheiner, Esq.
                                 Fax:  (215) 864-8999

                        (b)      If to AIF:

                                 AIM International Funds, Inc.
                                 11 Greenway Plaza, Suite 100
                                 Houston, Texas  77046-1173
                                 Attn: Carol F. Relihan, Esq.
                                 Fax:  (713) 993-9185

                        with a copy to:

                                 Ballard Spahr Andrews & Ingersoll, LLP
                                 1735 Market Street, 51st Floor
                                 Philadelphia, Pennsylvania  19103-7599
                                 Attn: William H. Rheiner, Esq.
                                 Fax:  (215) 864-8999

         Section 8.11. Representations by AIM Advisors In its capacity as investment adviser to AGS, AIM Advisors represents to AIF that to the best of its knowledge the representations and warranties of AGS and Euroland Growth contained in this Agreement are true and correct as of the date of this Agreement. In its capacity as investment adviser to AIF, AIM Advisors represents to AGS that to the best of its knowledge the representations and warranties of AIF and European Development contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11, the best knowledge standard shall be deemed to mean that the officers of AIM Advisors who have substantive responsibility for the provision of investment advisory services to AGS and AIF do not have actual knowledge to the contrary after due inquiry.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                 AIM GROWTH SERIES, acting
                                 on behalf of AIM Euroland Growth Fund



                                 By:
                                    -------------------------------------------



                                 AIM INTERNATIONAL FUNDS, INC., acting
                                 on behalf of AIM European Development Fund



                                 By:
                                    -------------------------------------------



                                 A I M ADVISORS, INC.



                                 By:
                                    -------------------------------------------

                                 Schedule 6.1(d)

                            Opinion of Counsel to AGS


         1. AGS is duly organized and validly existing as a business trust under the Delaware Business Trust Act.

         2. AGS is an open-end, management investment company registered under the Investment Company Act of 1940.

         3. The execution, delivery and performance of the Agreement by AGS have been duly authorized and approved by all requisite trust action on the part of AGS. The Agreement has been duly executed and delivered by AGS and constitutes the valid and binding obligation of AGS.

         4. Euroland Growth Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

         5. To the best of our knowledge, AGS is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

                  We confirm to you that to our knowledge, no litigation or governmental proceeding is pending or threatened in writing against Euroland Growth (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                 Schedule 6.2(f)

                                  Tax Opinions


         (i) The transfer of the assets of Euroland Growth to European Development in exchange for European Development Shares distributed directly to Euroland Growth Shareholders, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that Euroland Growth and European Development will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

         (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Euroland Growth on the transfer of its assets to European Development solely in exchange for European Development Class A Shares, European Development Class B Shares and European Development Class C Shares or on the distribution of European Development Class A Shares, European Development Class B Shares and European Development Class C Shares to Euroland Growth Shareholders.

         (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by European Development upon the receipt of assets of Euroland Growth in exchange for European Development Class A Shares, European Development Class B Shares and European Development Class C Shares issued directly to Euroland Growth Shareholders.

         (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Euroland Growth Shareholders on the receipt of European Development Class A Shares, European Development Class B Shares and European Development Class C Shares in exchange for Euroland Growth Shares.

         (v) In accordance with Section 362(b) of the Code, the basis to European Development of the assets of Euroland Growth will be the same as the basis of such assets in the hands of Euroland Growth immediately prior to the Reorganization.

         (vi) In accordance with Section 358(a) of the Code, a Euroland Growth Shareholder's basis for European Development Class A Shares, European Development Class B Shares or European Development Class C Shares received by the Euroland Growth Shareholder will be the same as his basis for Euroland Growth Shares exchanged therefor.

         (vii) In accordance with Section 1223(1) of the Code, a Euroland Growth Shareholder's holding period for European Development Class A Shares, European Development Class B Shares or European Development Class C Shares will be determined by including Euroland Growth Shareholder's holding period for Euroland Growth Shares exchanged therefor, provided that the Euroland Growth Shareholder held Euroland Growth Shares as a capital asset.

         (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Euroland Growth transferred to European Development in the Reorganization will include the holding period for such assets in the hands of Euroland Growth.

                                 Schedule 6.3(d)

                            Opinion of Counsel to AIF


         1. AIF is a corporation validly existing and in good standing under the Maryland General Corporation Law.

         2. AIF is an open-end, management investment company registered under the Investment Company Act of 1940.

         3. The execution, delivery and performance of the Agreement by AIF have been duly authorized and approved by all requisite corporate action on the part of AIF. The Agreement has been duly executed and delivered by AIF and constitutes the valid and binding obligation of AIF.

         4. European Development Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

         5. To the best of our knowledge, AIF is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

                  We confirm to you that to our knowledge, no litigation or governmental proceeding is pending or threatened in writing against European Development (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                                                     APPENDIX II


                     CLASS A, CLASS B AND CLASS C SHARES OF

                          AIM EUROPEAN DEVELOPMENT FUND

                         Supplement dated March 5, 2002
                      to the Prospectus dated March 1, 2002


The Securities and Exchange Commission ("SEC") has adopted a rule that generally requires mutual funds that have names suggesting a focus in a particular type of investment, industry or geographic region to invest at least 80% of their assets in such investment, industry or geographic region. In accordance with the requirements of this new SEC rule and the underlying statutory purposes of the new rule, the Board of Directors of the fund has approved the changes described in this supplement.

At a meeting held on February 7, 2002, the Board of Directors of AIM International Funds, Inc., on behalf of AIM European Development Fund, voted to change the fund's name to "AIM European Growth Fund."

The Board of Directors also approved the following changes to the fund's investment strategies:

The following information replaces the first sentence of the second paragraph under the heading "INVESTMENT OBJECTIVE AND STRATEGIES":

         "The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of European companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and ADRs."

The following information replaces in its entirety the fourth paragraph under the heading "INVESTMENT OBJECTIVE AND STRATEGIES":

         "The fund may invest up to 20% of its net assets in securities of non-European companies. The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of European companies. The fund may invest up to 20% of its net assets in high-grade short-term securities and in debt securities, including U.S. government obligations, investment-grade corporate bonds or taxable municipal securities. The fund's investments may include investments in companies with market capitalizations of less than $1 billion. Any percentage limitations with respect to assets of the fund are applied at the time of purchase."

The following information replaces in its entirety the sixth paragraph under the heading "INVESTMENT OBJECTIVE AND STRATEGIES":

         "In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. As a result, the fund may not achieve its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or such liquid assets."

The changes noted above become effective July 1, 2002.

      AIM EUROPEAN
      DEVELOPMENT FUND

      --------------------------------------------------------------------------

      AIM European Development Fund seeks to provide long-term growth of capital.

                                                    AIM--Registered Trademark--
       PROSPECTUS
       MARCH 1, 2002

                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please
                                     read it before investing and keep it
                                     for future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                            INVEST WITH DISCIPLINE
      --Registered Trademark--                         --Registered Trademark--

                         -----------------------------
                         AIM EUROPEAN DEVELOPMENT FUND
                         -----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
- - - - - - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND             2
- - - - - - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                              3
- - - - - - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                                 3

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
- - - - - - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                            4

Expense Example                                      4

FUND MANAGEMENT                                      5
- - - - - - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                          5

Advisor Compensation                                 5

Portfolio Managers                                   5

OTHER INFORMATION                                    5
- - - - - - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                        5

Dividends and Distributions                          5

FINANCIAL HIGHLIGHTS                                 6
- - - - - - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                            A-1
- - - - - - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                             A-1

Purchasing Shares                                  A-3

Redeeming Shares                                   A-5

Exchanging Shares                                  A-7

Pricing of Shares                                  A-9

Taxes                                              A-9

OBTAINING ADDITIONAL INFORMATION            Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         -----------------------------
                         AIM EUROPEAN DEVELOPMENT FUND
                         -----------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Directors without shareholder approval.

  The fund seeks to meet its objective by investing, normally, at least 80% of its total assets in marketable equity securities of European companies, including companies with market capitalizations of less than $1 billion. The fund considers European companies to be those (1) organized under the laws of a country in Europe and having a principal office in a country in Europe; (2) that derive 50% or more of their total revenues from business in Europe; or (3) whose equity securities are traded principally in a stock exchange, or in an over-the-counter market, in Europe.

  The fund will normally invest in the securities of companies located in at least three European countries. The fund may invest up to 65% of its total assets in European companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

  The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of European companies. The fund may invest up to 20% of its total assets in securities of non-European companies. The fund may also invest up to 20% of its total assets in high-grade short-term securities and in debt securities, including U.S. Government obligations, investment-grade corporate bonds or taxable municipal securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  The portfolio managers focus on companies that have experienced above-average long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the fund will invest, the portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

                         -----------------------------
                         AIM EUROPEAN DEVELOPMENT FUND
                         -----------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of small and micro-cap companies, whose prices may go up and down more than the prices of equity securities of larger, more established companies. Also, since equity securities of small and micro-cap companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desired price.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

  These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

  The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         -----------------------------
                         AIM EUROPEAN DEVELOPMENT FUND
                         -----------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                                                        ANNUAL
YEAR ENDED                                                              TOTAL
DECEMBER 31                                                             RETURNS
-----------                                                             -------
1998..................................................................   40.62%
1999..................................................................   66.62%
2000..................................................................   -3.28%
2001..................................................................  -24.72%

  During the periods shown in the bar chart, the highest quarterly return was 54.69% (quarter ended December 31, 1999) and the lowest quarterly return was -21.50% (quarter ended March 31, 2001).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                SINCE       INCEPTION
December 31, 2001)                        1 YEAR    INCEPTION        DATE
-----------------------------------------------------------------------------
Class A
  Return Before Taxes                     (28.87)%    12.58%      11/03/97
  Return After Taxes on Distributions     (28.87)     12.57       11/03/97
  Return After Taxes on Distributions
     and Sale of Fund Shares              (17.58)     10.40       11/03/97
Class B
  Return Before Taxes                     (28.96)     12.98       11/03/97
Class C
  Return Before Taxes                     (25.95)     13.33       11/03/97
MSCI Europe Index(1)                      (19.90)      3.42(2)    10/31/97(2)
  (reflects no deduction for fees,
     expenses, or taxes)
-----------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

(1) The Morgan Stanley Capital International Europe Index is an unmanaged index that is designed to represent the performance of developed stock markets in Europe.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                         -----------------------------
                         AIM EUROPEAN DEVELOPMENT FUND
                         -----------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(paid directly from
your investment)            CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)              5.50%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less) None(1)   5.00%     1.00%
-------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(2)
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)           CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees              0.95%     0.95%     0.95%

Distribution and/or
Service (12b-1) Fees         0.35      1.00      1.00

Other Expenses(3)            0.54      0.54      0.54

Total Annual Fund
Operating Expenses           1.84      2.49      2.49
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) There is no guarantee that actual expenses will be the same as those shown in the table.
(3) Effective December 12, 2001, the fund adopted a revised Multiple Class Plan requiring each class to bear proportionately all Other Expenses incurred by the fund based on the relative net assets attributable to each such class. Other Expenses have been restated to reflect the adoption of the revised plan.

You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $727    $1,097    $1,491     $2,590
Class B    752     1,076     1,526      2,666
Class C    352       776     1,326      2,826
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $727    $1,097    $1,491     $2,590
Class B    252       776     1,326      2,666
Class C    252       776     1,326      2,826
----------------------------------------------


                         -----------------------------
                         AIM EUROPEAN DEVELOPMENT FUND
                         -----------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management including the fund's investment decisions and the execution of securities transactions. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 150 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2001, the advisor received compensation of 0.95% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Jason T. Holzer, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996.

- Clas G. Olsson, Senior Portfolio Manager, who has been responsible for the fund since its inception in 1997 and has been associated with the advisor and/or its affiliates since 1994.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM European Development Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes any long-term and short-term capital gains, if any, annually.

                         -----------------------------
                         AIM EUROPEAN DEVELOPMENT FUND
                         -----------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  The information for the fiscal year 2001 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by KPMG LLP.

                                                                                     CLASS A
                                                              -----------------------------------------------------
                                                                                                   NOVEMBER 3, 1997
                                                                                                   (DATE OPERATIONS
                                                                   YEAR ENDED OCTOBER 31,           COMMENCED) TO
                                                              ---------------------------------      OCTOBER 31,
                                                              2001(a)       2000(a)      1999          1998(a)
                                                              --------      --------    -------    ----------------
Net asset value, beginning of period                          $  23.59      $  16.42    $ 12.96        $ 10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.06)        (0.21)     (0.11)         (0.08)
-------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         (7.01)         7.38       3.58           3.04
===================================================================================================================
    Total from investment operations                             (7.07)         7.17       3.47           2.96
===================================================================================================================
  Less distributions from net investment income                     --            --      (0.01)            --
===================================================================================================================
Net asset value, end of period                                $  16.52      $  23.59    $ 16.42        $ 12.96
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                 (29.97)%       43.67%     26.81%         29.60%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $157,651      $273,605    $99,148        $76,686
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets                           1.83%(c)      1.69%      1.88%          1.98%(d)(e)
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets      (0.32)%(c)    (0.82)%    (0.69)%        (0.58)%(e)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                             99%          112%       122%            93%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include sales charges and is not annualized for periods less than one year.
(c)Ratios are based on average daily net assets of $212,672,819.
(d)Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.15%.
(e)Annualized.

                         -----------------------------
                         AIM EUROPEAN DEVELOPMENT FUND
                         -----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                     CLASS B
                                                              -----------------------------------------------------
                                                                                                   NOVEMBER 3, 1997
                                                                                                   (DATE OPERATIONS
                                                                   YEAR ENDED OCTOBER 31,           COMMENCED) TO
                                                              ---------------------------------      OCTOBER 31,
                                                              2001(a)       2000(a)      1999          1998(a)
                                                              --------      --------    -------    ----------------
Net asset value, beginning of period                          $  23.11      $  16.20    $ 12.87        $ 10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.19)        (0.38)     (0.22)         (0.18)
-------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         (6.85)         7.29       3.55           3.05
===================================================================================================================
    Total from investment operations                             (7.04)         6.91       3.33           2.87
===================================================================================================================
Net asset value, end of period                                $  16.07      $  23.11    $ 16.20        $ 12.87
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                 (30.46)%       42.65%     25.87%         28.70%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $105,324      $169,614    $67,074        $50,121
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets                           2.50%(c)      2.39%      2.63%          2.72%(d)(e)
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets      (0.98)%(c)    (1.52)%    (1.44)%        (1.32)%(e)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                             99%          112%       122%            93%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)Ratios are based on average daily net assets of $136,238,861.
(d)Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.
(e)Annualized.

                                                                                    CLASS C
                                                              ---------------------------------------------------
                                                                                                 NOVEMBER 3, 1997
                                                                                                 (DATE OPERATIONS
                                                                  YEAR ENDED OCTOBER 31,          COMMENCED) TO
                                                              -------------------------------      OCTOBER 31,
                                                              2001(a)      2000(a)     1999          1998(a)
                                                              -------      -------    -------    ----------------
Net asset value, beginning of period                          $ 23.13      $ 16.21    $ 12.88         $10.00
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.19)       (0.38)     (0.23)         (0.18)
-----------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        (6.85)        7.30       3.56           3.06
=================================================================================================================
    Total from investment operations                            (7.04)        6.92       3.33           2.88
=================================================================================================================
Net asset value, end of period                                $ 16.09      $ 23.13    $ 16.21         $12.88
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(b)                                                (30.44)%      42.69%     25.85%         28.80%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $32,604      $54,164    $11,938         $9,639
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets                          2.50%(c)     2.39%      2.63%          2.72%(d)(e)
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets     (0.98)%(c)   (1.52)%    (1.44)%        (1.32)%(e)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                            99%         112%       122%            93%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)Ratios are based on average daily net assets of $43,051,257.
(d)Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.
(e)Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain                   charge on redemptions within six     charge on redemptions within
  purchases(1,2)                       years                                one year(2)

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares at      - Does not convert to Class A
                                       the end of the month which is        shares
                                       eight years after the date on
                                       which shares were purchased
                                       along with a pro rata portion
                                       of its reinvested dividends and
                                       distributions(3)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) A contingent deferred sales charge may apply in some cases.
      (2) AIM Small Cap Opportunities Fund will not accept any single purchase order in excess of $250,000.
      (3) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------
                                          Investor's
                                         Sales Charge
                                 ----------------------------
AMOUNT OF INVESTMENT               As a % of       As a % of
IN SINGLE TRANSACTION(1)         offering price   investment
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

(1) AIM Small Cap Opportunities Fund will not accept any single purchase order in excess of $250,000.

                                      A-1                             MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a contingent deferred sales charge (CDSC) of 1%.

  You can also make a Large Purchase of Class A shares of Category III Funds at net asset value. If your purchase occurs on or after November 15, 2001, the shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

  If you currently own Class A shares of a Category I, II or III Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1.0% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001.

  You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

  The distributor may pay a dealer concession and/or a service fee for Large Purchases.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                        5%                 1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B or C) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

  Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

MCF--1/02                             A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)

Automatic Investment Plans                        50                                                  25

IRA, Education IRA or Roth IRA                   250                                                  50

All other accounts                               500                                                  50
----------------------------------------------------------------------------------------------------------------

The minimum initial investment for AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Small Cap Opportunities Fund is $250,000.

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order.

PURCHASE OPTIONS
----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and check to the transfer agent,       slip from your confirmation
                                A I M Fund Services, Inc.,             statement to the transfer agent.
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

                                      A-3                             MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
By AIM Bank Connection(SM)      Open your account using one of the     Select the AIM Bank Connection
                                methods described above.               option on your completed account
                                                                       application or complete an AIM Bank
                                                                       Connection form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

MCF--1/02                             A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH

RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15,
2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III Fund       Category I or II
              - AIM Cash Reserve        Fund shares
                Shares of AIM Money
                Market Fund

- Class A     - Class A shares of     - No CDSC
  shares of     Category III Fund
  Category    - Class A shares of
  III Fund      AIM Tax-Exempt Cash
                Fund
              - AIM Cash Reserve
                Shares of AIM Money
                Market Fund

REDEMPTION OF CLASS A SHARES AND AIM CASH

RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund on and after November 15, 2001, or if you make additional purchases of Class A shares or AIM Cash Reserve Shares on and after November 15, 2001 at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III Fund       Category I or II
              - AIM Cash Reserve        Fund shares
                Shares of AIM Money
                Market Fund

- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III Fund                              purchase of
                                        Category III Fund
                                        shares

- Class A     - Class A shares of     - 0.25% if shares are
  shares of     Category III Fund       redeemed within 12
  Category    - Class A shares of       months of initial
  III Fund      AIM Tax-Exempt Cash     purchase of
                Fund                    Category III Fund
              - AIM Cash Reserve        shares
                Shares of AIM Money
                Market Fund

REDEMPTION OF CLASS B SHARES ACQUIRED BY

EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant
By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

                                      A-5                             MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $250,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.
                              You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement
                              accounts must be requested in writing.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $250,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.
------------------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

MCF--1/02                             A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account.
  You may, within 120 days after you sell Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.
  The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".
  If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

  You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may also exchange Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares, and Class C shares for other Class C shares; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class C shares.

                                      A-7                             MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege.

For shares purchased prior to November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

- AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

- on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund that are subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

MCF--1/02                             A-8

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
-------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.
  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

                                      A-9                             MCF--1/02

                         -----------------------------
                         AIM EUROPEAN DEVELOPMENT FUND
                         -----------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aimfunds.com

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------
AIM European Development Fund
SEC 1940 Act file number: 811-6463
----------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   EDF-PRO-1    INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                                                                    APPENDIX III

FUND CONTENDS WITH DIFFICULT MARKET CONDITIONS

HOW DID AIM EUROPEAN DEVELOPMENT FUND PERFORM DURING THE REPORTING PERIOD?
Over the fiscal year, economic growth slowed across Europe and stock markets, for the most part, were disappointing. A volatile euro and ever-so-slow interest rate reductions by the European Central Bank (ECB) also troubled investors. Given this environment, for the fiscal year ended October 31, 2001, AIM European Development Fund returned -30.00% for Class A shares, -30.49% for Class B shares and -30.47% for Class C shares based on net asset value (without-sales charges). By comparison, the fund's index, the MSCI Europe Index returned -22.85% over the same period. However, the fund's growth-oriented investment style is more closely related to the MSCI Europe Growth Index which returned -31.14% for the period.
    Also, these figures belie a growth stock rally in world markets in October. In October, the fund returned 3.25% for Class A shares and 3.21% for Class B and C shares, excluding sales charges. And as the chart below illustrates, over the longer term, the fund has outperformed its index.

HOW DID EUROPEAN MARKETS FARE DURING THE FISCAL YEAR?
Slowing global economic conditions and concern over deteriorating corporate earnings translated into lower equity markets worldwide. For most of the fiscal year, European equity markets declined but the third quarter was particularly harsh as the effects of the terrorists attacks on September 11 dominated all markets. Following the attacks, stock markets in the United States were closed for nearly a week. European markets remained open but were volatile.
    As part of a global effort to calm markets in the wake of the attacks, central banks in Europe joined other world banks and reduced interest rates in tandem with the U.S. Federal Reserve. The reporting period ended on an up note, however, as this injection of liquidity into financial markets helped spur most world markets--including those in Europe--higher in October.
    Increasingly, investors moved out of growth investments and into either more defensive stocks or fixed-income securities. Therefore, AIM European Development Fund's more growth-oriented approach was out of favor for much of the fiscal year. Historically, however, no one style or sector remains in favor or out-of-favor, indefinitely. The month of October illustrated that as growth investing was once again in favor--a real positive for the fund.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
Over the fiscal year, the fund became more defensive. Keep in mind, however, the fund is not sector or country driven--rather, allocation is a result of stock picking. This was particularly true in the third quarter and more obviously so in response to the events of September 11. Due to the changing environment, we increased exposure to defensive sectors such as consumer staples and health care and added to some sectors/stocks that sold off after the

FUND AT A GLANCE

                                  [COVER IMAGE]

AIM European Development Fund is for shareholders who seek long-term growth of capital. The fund invests in a diversified portfolio of equity securities of companies located in Europe with strong earnings momentum.

INVESTMENT STYLE: GROWTH (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o The fund may invest in all market-cap sizes--small, medium and large companies.

o The fund focuses first on companies, not countries, realizing that earnings growth can occur anywhere.

o The fund may invest in the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom.

PERFORMANCE SINCE INCEPTION

Average Annual Total Returns,
excluding sales charges 11/3/97-10/31/01

                                   [BAR CHART]

================================================================================

FUND CLASS A SHARES AT NAV      13.43%

FUND CLASS C SHARES AT NAV      12.65%

FUND CLASS B SHARES AT NAV      12.62%

MSCI EUROPE INDEX                1.90%*

*Index return from 10/31/97--10/31/01

================================================================================

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets

=======================================================================================================================
TOP 10 HOLDINGS                               TOP 10 INDUSTRIES                             TOP 10 COUNTRIES
-----------------------------------------------------------------------------------------------------------------------
 1. Altana A.G. (Germany)              2.8%    1. Pharmaceuticals                  12.6%     1. United Kingdom    22.3%
 2. Sanofi-Synthelabo S.A. (France)    2.6     2. Banks                             9.8      2. France            18.3
 3. Grupo Dragados, S.A. (Spain)       2.4     3. Integrated Oil & Gas              6.3      3. Germany           10.0
 4. Man Group PLC (United Kingdom)     2.4     4. Construction & Engineering        5.5      4. Spain              8.5
 5. Omega Pharma S.A. (Belgium)        2.3     5. Health Care Supplies              5.2      5. Denmark            5.7
 6. BNP Paribas S.A. (France)          2.2     6. Food Retail                       3.4      6. Netherlands        5.4
 7. Royal Bank of Scotland Group PLC           7. Diversified Commercial Services   3.2      7. Sweden             5.3
    (United Kingdom)                   2.2
 8. Aventis S.A. (France)              2.1     8. Diversified Financial Services    3.0      8. Ireland            4.6
 9. PSA Peugeot Citroen (France)       1.9     9. Multi-line Insurance              2.5      9. Belgium            3.7
10. Grupo Ferrovial, S.A. (Spain)      1.9    10. Apparel Retail                    2.5     10. Switzerland        3.7

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

=======================================================================================================================

attacks, such as Muenchener Rueckversicherungs-Gesellschaft (Munich Re) a reinsurance company. Post-attacks the reinsurance sector rallied as firms announced future price increases.
    In the wake of the attacks, we reduced our weighting in consumer-discretionary stocks and other companies especially vulnerable to weak consumer confidence. We sold most exposed retailers--although they provided good results at the beginning of the year. And we reduced the fund's hotel and leisure stock exposure.

WHAT OTHER FACTORS MADE CONDITIONS DIFFICULT IN EUROPE?
During the third quarter, the region's manufacturing industry reported reductions in new orders, consumer confidence continued to decline and unemployment in some areas started to rise. In France, growth has slowed more than predicted but is still expected to be in positive territory next year. Germany--Europe's largest economy--continued to battle a flagging industrial sector, which pushed up unemployment for months. (Germany's highly regulated labor market makes it hard to shed workers and difficult to hire on an upswing.) The United Kingdom, however, was one of the more stable European economies over the period. It suffered less than other European countries as the British pound hasn't been beaten up as badly as the euro.
    Investors were also concerned about monetary decisions made by the ECB. Year-to-date through October, the U.S. reduced rates nine times but the ECB only three times. ECB detractors are quick to point out that this is in the face of slowing growth. However, the ECB targets "inflation" not economic activity; its goal is to keep inflation below 2%. Still, investors expressed their disapproval of ECB strategy when European markets sold off sharply in late October after the ECB announced there would be no rate reduction at that meeting.

HOW DID THE EURO'S VOLATILITY AFFECT THE FUND?
The euro--the single currency for 12 European countries--was relatively weak (compared to the U.S. dollar) during the spring and summer, but following the terrorist attacks, it rallied strongly. The fund, however, does not hedge its currency positions, a factor that both helped and hindered fund performance as a weak euro converts into fewer dollars for the fund (i.e. gains are reduced and losses exaggerated) but a strong euro converts into more dollars (i.e. gains are magnified and losses lessened) for the fund.

DESCRIBE SOME OF THE FUND'S TOP HOLDINGS.

o Sanofi-Synthelabo: A Paris-based drug manufacturer, this company specializes in cardiovascular, central nervous system, oncological and internal medicine drugs.
o Grupo Dragados: This Spanish firm provides a range of civil and industrial services, infrastructure services and transportation concessions.
o Aventis: A world leader in life sciences, this French company focuses on two core business areas--pharmaceuticals and agriculture.

ANY FINAL THOUGHTS
As economies around the world have slowed, it is important to note that as of the end of the reporting period, Europe--unlike a number of other regions and countries--was not in recession. In fact, economies in Spain and the United Kingdom were quite healthy. Also, the global economic downturn and lower world stock markets are less likely to be felt as deeply in the euro area as in the United States because European households own fewer equities than their U.S. counterparts.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01, including sales charges
================================================================================
CLASS A SHARES
 Inception (11/3/97)        11.84%
  1 Year                   -33.84

CLASS B SHARES
 Inception (11/3/97)        12.09%
  1 Year                   -33.97

CLASS C SHARES
 Inception (11/3/97)        12.65%
  1 Year                   -31.16

The fund's average annual returns as of the close of the reporting period are shown in the table above. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/01, the most recent calendar quarter-end, which were: Class A shares, one year, -40.21%; inception (11/3/97), 11.19%. Class B shares, one year, -40.31%;
inception (11/3/97), 11.44%. Class C shares, one year, -37.77%; inception (11/3/97), 12.04%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
11/3/97-10/31/01

[HYPO CHART]

================================================================================
11/97     9770          10075    10154     9233     9770
         10150          10310    10525     9592    10150
1/98     10600          10694    10962    10026    10600
         11590          11576    11820    10972    11590
         12850          12452    12661    12172    12850
4/98     13609          12738    12907    12910    13609
         14538          13058    13169    13789    14529
         14608          13096    13314    13855    14599
7/98     15308          13346    13577    14535    15298
         13198          11419    11869    12551    13197
         12458          10779    11395    11842    12457
10/98    12878          11533    12306    12248    12867
         13558          12190    12961    12900    13546
         14168          12758    13527    13489    14156
1/99     15038          12985    13441    14322    15025
         14257          12606    13099    13593    14245
         13697          12641    13242    13063    13685
4/99     13818          13003    13637    13195    13815
         13388          12531    12982    12797    13386
         13788          12849    13201    13185    13786
7/99     14538          13065    13324    13904    14526
         14878          13171    13460    14244    14876
         15169          13027    13357    14528    15167
10/99    16209          13469    13848    15530    16196
         19399          14405    14222    18594    19385
         23419          16266    15680    22473    23404
1/00     24669          15742    14563    23676    24644
         30728          17912    15322    29521    30712
         27929          17924    15691    26852    27914
4/00     25088          16953    14999    24130    25064
         24218          16610    14876    23307    24194
         24968          17004    15196    24043    24944
7/00     25308          16873    14953    24375    25284
         25979          16937    14777    25038    25954
         24799          16063    14085    23921    24775
10/00    23140          15575    13978    22323    23115
         20810          14742    13437    20082    20785
         22500          15849    14363    21737    22475
1/01     22270          15801    14370    21528    22246
         19821          14469    13108    19164    19805
         17640          13199    12130    17064    17617
4/01     18600          14073    12993    18001    18577
         18419          13531    12359    17841    18397
         17939          12980    11892    17377    17917
7/01     17508          12849    11921    16970    17487
         17559          12519    11611    17036    17537
         15589          11114    10453    15135    15568
10/01    16080          11501    10785    15629    15770

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

This chart compares the performance of AIM European Development Fund to its benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 11/3/97-10/31/01. (Please note that the results for these indexes are for the period 10/31/97-10/31/01).
    It is important to understand the difference between your fund and an index. A market index such as the MSCI Europe Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.
    An index of funds such as the Lipper European Fund Index includes a number of mutual funds grouped by investment objective. Each of these funds interprets that objective differently, and each employs a different management style and investment strategy.
    Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Index performance does not reflect the effects of taxes, either.

                            AIM EUROPEAN GROWTH FUND
                                 A PORTFOLIO OF
                          AIM INTERNATIONAL FUNDS, INC.
                                11 Greenway Plaza
                                    Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 347-4246

                            AIM EUROLAND GROWTH FUND
                                 A PORTFOLIO OF
                                AIM GROWTH SERIES
                                11 Greenway Plaza
                                    Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 347-4246


                       STATEMENT OF ADDITIONAL INFORMATION

    (September 4, 2002 Special Meeting of Shareholders of AIM Growth Series)

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated June__, 2002 of AIM International Funds, Inc. (the "Company") for use in connection with the Special Meeting of Shareholders of AIM Growth Series to be held on September 4, 2002. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing the Company at the address shown above or by calling 1-800-347-4246. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

         A Statement of Additional Information for the Company dated March 1, 2002, as supplemented March 5, 2002, has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference.

         The date of this Statement of Additional Information is June __, 2002.

                                TABLE OF CONTENTS

THE COMPANY...................................................................3

DESCRIPTION OF PERMITTED INVESTMENTS..........................................3

DIRECTORS AND OFFICERS OF THE COMPANY.........................................3

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND
     PLANS OF DISTRIBUTION....................................................3

PORTFOLIO TRANSACTIONS........................................................3

DESCRIPTION OF SHARES.........................................................3

DETERMINATION OF NET ASSET VALUE..............................................4

TAXES.........................................................................4

PERFORMANCE DATA..............................................................4

FINANCIAL INFORMATION.........................................................4

Appendix I   - AIM International Funds, Inc. Statement of Additional Information
Appendix II  - Audited Financial Statements of AIM Euroland Growth Fund
Appendix III - Pro Forma Financial Statements for AIM Euroland Growth Fund

THE COMPANY

This Statement of Additional Information relates to AIM International Funds, Inc. (the "Company") and its investment portfolio, AIM European Growth Fund (the "Fund"). The Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a separate series of shares of capital stock of the Company. For additional information about the Company, see heading "General Information About the Company" in the Company's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF PERMITTED INVESTMENTS

For a discussion of the fundamental and nonfundamental investment policies of the Fund adopted by the Company's Board of Directors, see heading "Description of the Funds and Their Investments and Risks" in the Company's Statement of Additional Information attached hereto as Appendix I.

DIRECTORS AND OFFICERS OF THE COMPANY

For a disclosure of the names and a brief occupational biography of each of the Company's directors and executive officers identifying those who are interested persons of the Company as well as stating their aggregate remuneration, see heading "Management of the Company" in the Company's Statement of Additional Information attached hereto as Appendix I.

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION

For a discussion of the Company's advisory and management-related services agreements and plans of distribution, see headings "Investment Advisory and Other Services" and "Distribution of Securities" in the Company's Statement of Additional Information attached hereto as Appendix I.

PORTFOLIO TRANSACTIONS

For a discussion of the Company's brokerage policy, see heading "Brokerage Allocation and Other Practices" in the Company's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF SHARES

For a discussion of the Company's authorized securities and the characteristics of the Company's shares of capital stock, see heading "General Information about the Company" in the Company's Statement of Additional Information attached hereto as Appendix I.

DETERMINATION OF NET ASSET VALUE

For a discussion of the Company's valuation and pricing procedures and a description of its purchase and redemption procedures, see heading "Purchase, Redemption and Pricing of Shares" in the Company's Statement of Additional Information attached hereto as Appendix I.

TAXES

For a discussion of any tax information relating to ownership of the Company's shares, see heading "Dividends, Distributions and Tax Matters" in the Company's Statement of Additional information attached hereto as Appendix I.

PERFORMANCE DATA

For a description and quotation of certain performance data used by the Company, see heading "Calculation of Performance Data" in the Company's Statement of Additional Information attached hereto as Appendix I.

FINANCIAL INFORMATION

The audited financial statements of the Fund and the report thereon by PricewaterhouseCoopers LLP, are set forth under the heading "Financial Statements" in the Company's Statement of Additional Information attached hereto as Appendix I.

The audited financial statements of AIM Euroland Growth Fund and the report thereon by PricewaterhouseCoopers LLP, are set forth in the Annual Report of AIM Euroland Growth Fund, dated December 31, 2001, which is incorporated herein by reference and attached hereto as Appendix II.

Pro Forma financial statements for AIM Euroland Growth Fund, giving effect to the Reorganization, are attached hereto as Appendix III.

                                                                      APPENDIX I


                             AIM ASIAN GROWTH FUND

                         AIM EUROPEAN DEVELOPMENT FUND
                       AIM GLOBAL AGGRESSIVE GROWTH FUND
                             AIM GLOBAL GROWTH FUND
                             AIM GLOBAL INCOME FUND
                         AIM INTERNATIONAL EQUITY FUND

              (SERIES PORTFOLIOS OF AIM INTERNATIONAL FUNDS, INC.)

               Supplement dated March 5, 2002 to the Statement of
                   Additional Information dated March 1, 2002


The Securities and Exchange Commission ("SEC") has adopted a rule that generally requires mutual funds with names suggesting a focus in a particular type of investment, industry or geographic region to invest at least 80% of their assets in such investment, industry or geographic region. In accordance with the requirements of this new SEC rule and the underlying statutory purposes of the rule, the Board of Directors has approved the changes described in this supplement.

At a meeting held on February 7, 2002, the Board of Directors of AIM International Funds, Inc., on behalf of AIM Asian Growth Fund, AIM European Development Fund, and AIM International Equity Fund, voted to change those funds' names to "AIM Asia Pacific Growth Fund," "AIM European Growth Fund," and AIM International Growth Fund," respectively.

The Board of Directors also approved the following new non-fundamental policies:

      o "AIM European Growth Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of European companies. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions."

      o "AIM Asia Pacific Growth Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies in the Asia Pacific region (except Japanese companies). The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions."

The changes noted above become effective July 1, 2002.

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                          AIM INTERNATIONAL FUNDS, INC.
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919


                                   ----------


THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE CLASS A, CLASS B AND CLASS C SHARES OF EACH PORTFOLIO (EACH A "FUND", COLLECTIVELY THE "FUNDS") OF AIM INTERNATIONAL FUNDS, INC. LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE CLASS A, CLASS B AND CLASS C SHARES OF THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF ANY PROSPECTUS FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                            A I M FUND SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246


                                   ----------


THIS STATEMENT OF ADDITIONAL INFORMATION, DATED MARCH 1, 2002, RELATES TO THE CLASS A, CLASS B AND CLASS C SHARES OF THE FOLLOWING PROSPECTUSES:

               FUND                                            DATED
               ----                                            -----
       AIM ASIAN GROWTH FUND                               MARCH 1, 2002
   AIM EUROPEAN DEVELOPMENT FUND                           MARCH 1, 2002
 AIM GLOBAL AGGRESSIVE GROWTH FUND                         MARCH 1, 2002
      AIM GLOBAL GROWTH FUND                               MARCH 1, 2002
      AIM GLOBAL INCOME FUND                               MARCH 1, 2002
   AIM INTERNATIONAL EQUITY FUND                           MARCH 1, 2002

                          AIM INTERNATIONAL FUNDS, INC.
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                            PAGE
                                                                                            ----
GENERAL INFORMATION ABOUT THE COMPANY.........................................................1
         Fund History.........................................................................1
         The Company and its Shares...........................................................1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS......................................2
         Classification.......................................................................2
         Investment Strategies and Risks......................................................2
                  Equity Investments..........................................................8
                  Foreign Investments.........................................................8
                  Debt Investments...........................................................10
                  Other Investments..........................................................13
                  Investment Techniques......................................................13
                  Derivatives................................................................18
                  Additional Securities or Investment Techniques.............................24
         Fund Policies.......................................................................24
         Temporary Defensive Positions.......................................................26
         Portfolio Turnover..................................................................26

MANAGEMENT OF THE COMPANY....................................................................26
         Board of Directors..................................................................26
         Management Information..............................................................26
                  Director Ownership of Fund Shares..........................................28
                  Factors Considered in Approving the Investment Advisory Agreement..........28
         Compensation........................................................................28
                  Retirement Plan For Directors..............................................29
                  Deferred Compensation Agreements...........................................29
                  Purchases of Class A Shares of the Funds at Net Asset Value................29
         Codes of Ethics.....................................................................30

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................................30

INVESTMENT ADVISORY AND OTHER SERVICES.......................................................30
         Investment Advisor..................................................................30
         Previous Investment Sub-Advisor.....................................................31
         Service Agreements..................................................................32
         Other Service Providers.............................................................33

BROKERAGE ALLOCATION AND OTHER PRACTICES.....................................................34
         Brokerage Transactions..............................................................34
         Commissions.........................................................................34
         Brokerage Selection.................................................................34
         Directed Brokerage (Research Services)..............................................35
         Regular Brokers or Dealers..........................................................35
         Allocation of Portfolio Transactions................................................35
         Allocation of Equity Offering Transactions..........................................36

PURCHASE, REDEMPTION AND PRICING OF SHARES...................................................37
         Purchase and Redemption of Shares...................................................37
         Offering Price......................................................................51
         Redemption In Kind..................................................................52
         Backup Withholding..................................................................52

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.....................................................53
         Dividends and Distributions.........................................................53
         Tax Matters.........................................................................54

DISTRIBUTION OF SECURITIES...................................................................61
         Distribution Plans..................................................................61
         Distributor.........................................................................63

CALCULATION OF PERFORMANCE DATA..............................................................64

APPENDICES:

RATINGS OF DEBT SECURITIES..................................................................A-1

DIRECTORS AND OFFICERS......................................................................B-1

DIRECTOR COMPENSATION TABLE.................................................................C-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................................D-1

MANAGEMENT FEES.............................................................................E-1

ADMINISTRATIVE SERVICES FEES................................................................F-1

BROKERAGE COMMISSIONS.......................................................................G-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF
REGULAR BROKERS OR DEALERS..................................................................H-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS.....................I-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS...............................J-1

TOTAL SALES CHARGES.........................................................................K-1

PERFORMANCE DATA............................................................................L-1

FINANCIAL STATEMENTS.........................................................................FS

                      GENERAL INFORMATION ABOUT THE COMPANY

FUND HISTORY

         AIM International Funds, Inc. (the "Company") was organized in 1991 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Company currently consists of six separate portfolios: AIM Asian Growth Fund, AIM European Development Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund, AIM Global Income Fund and AIM International Equity Fund, (each a "Fund" and collectively, the "Funds"). Under the Articles of Incorporation of the Company, dated October 30, 1991, as supplemented and amended, the Board of Directors is authorized to create new series of shares without the necessity of a vote of shareholders of the Company.

THE COMPANY AND ITS SHARES

         Shares of the Company are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Company in certain circumstances.

         The Company allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Company's books of account, and are charged with the expenses of such Fund and its respective classes. The Company allocates any general expenses of the Company not readily identifiable as belonging to a particular Fund by or under the direction of the Board of Directors, primarily on the basis of relative net assets, or other relevant factors.

         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund, other than AIM International Equity Fund, offers three separate classes of shares: Class A shares, Class B shares and Class C shares. AIM International Equity Fund also offers a fourth class of shares, Institutional Class shares. This Statement of Additional Information relates solely to the Class A, Class B and Class C shares of the Funds. Each class of shares represents interests in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Company, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         Each share of a Fund has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan. Because Class B shares automatically convert to Class A shares at month-end eight years after the date of purchase, the Fund's distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect directors, holders of more than 50% of the shares voting for the election of directors can elect all of the directors of the Company, and the holders of less than 50% of the shares voting for the election of directors will not be able to elect any directors.

         The Articles of Incorporation of the Company authorize the issuance of
8.1 billion shares with a par value of $.001 each, of which 720 million shares represent an interest in AIM Asian Growth Fund (or the classes thereof), 720 million shares represent an interest in AIM European Development Fund (or the classes thereof), 720 million shares represent an interest in AIM Global Aggressive Growth Fund (or the classes thereof), 720 million shares represent an interest in AIM Global Growth Fund (or the classes thereof), 720 million shares represent an interest in AIM Global Income Fund (or the classes thereof), and
1.2 billion shares represent an interest in AIM International Equity Fund (or the classes thereof).

         The Articles of Incorporation provide that no director or officer of the Company shall be liable to the Company or its shareholders for money damages, except (i) to the extent that it is proved that such director or officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, or (ii) to the extent that a judgment or other final adjudication adverse to such director or officer is entered in a proceeding based on a finding in the proceeding that such director's or officer's action, or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The foregoing shall not be construed to protect or purport to protect any director or officer of the Company against any liability to the Company or its shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such office. The Company shall indemnify and advance expenses to its currently acting and former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Company shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may, by by-law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents of the Company to the fullest extent permitted by the Maryland General Corporation Law.

         SHARE CERTIFICATES. Each Fund will issue share certificates upon written request to A I M Fund Services, Inc. ("AFS"). AFS will not issue certificates for shares held in prototype retirement plans sponsored by AMVESCAP National Trust Company, an affiliate of AIM.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

         The Company is an open-end management investment company. Each of the Funds other than AIM Global Income Fund is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

         The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds--Registered Trademark--. The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                         AIM INTERNATIONAL FUNDS, INC.

                SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


----------------------------------------------------------------------------------------------------------
         FUND           AIM ASIAN    AIM EUROPEAN   AIM GLOBAL     AIM        AIM GLOBAL         AIM
                          GROWTH     DEVELOPMENT    AGGRESSIVE    GLOBAL      INCOME FUND    INTERNATIONAL
                           FUND          FUND         GROWTH      GROWTH                      EQUITY FUND
SECURITY/ INVESTMENT                                   FUND        FUND
TECHNIQUE
----------------------------------------------------------------------------------------------------------
                                           EQUITY INVESTMENTS
----------------------------------------------------------------------------------------------------------
Common Stock                X             X              X           X            X               X

Preferred Stock             X             X              X           X            X               X

Convertible Securities      X             X              X           X            X               X

Alternative Entity          X             X              X           X            X               X
Securities

----------------------------------------------------------------------------------------------------------
                                           FOREIGN INVESTMENTS
----------------------------------------------------------------------------------------------------------
Foreign Securities          X             X              X           X            X               X

Foreign Government                                                                X
Obligations

Foreign Exchange            X             X              X           X            X               X
Transactions

----------------------------------------------------------------------------------------------------------
                                 DEBT INVESTMENTS FOR FIXED INCOME FUNDS
----------------------------------------------------------------------------------------------------------
U.S. Government                                                                   X
Obligations

Money Market                                                                      X
Instruments

Mortgage-Backed and                                                               X
Asset-Backed
Securities

Collateralized
Mortgage Obligations

Bank Instruments

Commercial Instruments

Participation
Interests

Municipal Securities

Municipal Lease
Obligations
----------------------------------------------------------------------------------------------------------

                         AIM INTERNATIONAL FUNDS, INC.

                SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


----------------------------------------------------------------------------------------------------------
         FUND           AIM ASIAN    AIM EUROPEAN   AIM GLOBAL     AIM        AIM GLOBAL         AIM
                          GROWTH     DEVELOPMENT    AGGRESSIVE    GLOBAL      INCOME FUND    INTERNATIONAL
                           FUND          FUND         GROWTH      GROWTH                      EQUITY FUND
SECURITY/ INVESTMENT                                   FUND        FUND
TECHNIQUE
----------------------------------------------------------------------------------------------------------
Investment Grade                                                                  X
Corporate Debt
Obligations

Junk Bonds                                                                        X

----------------------------------------------------------------------------------------------------------
                                    DEBT INVESTMENTS FOR EQUITY FUNDS
----------------------------------------------------------------------------------------------------------
U.S. Government             X             X              X           X                            X
Obligations

Liquid Assets               X             X              X           X                            X

Investment Grade            X             X              X           X                            X
Corporate Debt
Obligations

Junk Bonds

----------------------------------------------------------------------------------------------------------
                                            OTHER INVESTMENTS
----------------------------------------------------------------------------------------------------------
REITs                       X             X              X           X            X               X

Other Investment            X             X              X           X            X               X
Companies

Defaulted Securities                                                              X

Municipal Forward
Contracts

Variable or Floating
Rate Instruments

Indexed Securities

Zero-Coupon and
Pay-in-Kind Securities

Synthetic Municipal
Instruments

----------------------------------------------------------------------------------------------------------
                                          INVESTMENT TECHNIQUES
----------------------------------------------------------------------------------------------------------
Delayed Delivery            X             X              X           X            X               X
Transactions

When-Issued Securities      X             X              X           X            X               X

----------------------------------------------------------------------------------------------------------

                         AIM INTERNATIONAL FUNDS, INC.

                SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


----------------------------------------------------------------------------------------------------------
         FUND           AIM ASIAN    AIM EUROPEAN   AIM GLOBAL     AIM        AIM GLOBAL         AIM
                          GROWTH     DEVELOPMENT    AGGRESSIVE    GLOBAL      INCOME FUND    INTERNATIONAL
                           FUND          FUND         GROWTH      GROWTH                      EQUITY FUND
SECURITY/ INVESTMENT                                   FUND        FUND
TECHNIQUE
----------------------------------------------------------------------------------------------------------
Short Sales                 X             X              X           X            X               X

Margin Transactions

Swap Agreements             X             X              X           X            X               X

Interfund Loans             X             X              X           X            X               X

Borrowing                   X             X              X           X            X               X

Lending Portfolio           X             X              X           X            X               X
Securities

Repurchase Agreements       X             X              X           X            X               X

Reverse Repurchase          X             X              X           X            X               X
Agreements

Dollar Rolls                                                                      X

Illiquid Securities         X             X              X           X            X               X

Rule 144A Securities        X             X              X           X            X               X

Unseasoned Issuers          X             X              X           X            X               X

Sale of Money Market
Securities

Standby Commitments

----------------------------------------------------------------------------------------------------------
                                               DERIVATIVES
----------------------------------------------------------------------------------------------------------
Equity-Linked               X             X              X           X                            X
Derivatives

Put Options                 X             X              X           X            X               X

Call Options                X             X              X           X            X               X

Straddles                   X             X              X           X            X               X

Warrants                    X             X              X           X            X               X

----------------------------------------------------------------------------------------------------------

                         AIM INTERNATIONAL FUNDS, INC.

                SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

----------------------------------------------------------------------------------------------------------
         FUND           AIM ASIAN    AIM EUROPEAN   AIM GLOBAL     AIM        AIM GLOBAL         AIM
                          GROWTH     DEVELOPMENT    AGGRESSIVE    GLOBAL      INCOME FUND    INTERNATIONAL
                           FUND          FUND         GROWTH      GROWTH                      EQUITY FUND
SECURITY/ INVESTMENT                                   FUND        FUND
TECHNIQUE
----------------------------------------------------------------------------------------------------------
Futures Contracts and       X             X              X           X            X               X
Options on Futures
Contracts

Forward Currency            X             X              X           X            X               X
Contracts


Cover                       X             X              X           X            X               X

----------------------------------------------------------------------------------------------------------
                             ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES
----------------------------------------------------------------------------------------------------------
Privatized Enterprises                    X

Supranational                                                                     X
Organization
Securities
----------------------------------------------------------------------------------------------------------

Equity Investments

         COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

         The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund.

         To the extent that AIM Global Income Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature. See also "Junk Bonds" below.

         ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

         FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

         Each Fund may invest all of its total assets in foreign securities.

         Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

         Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the

U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

         Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

         Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. It is anticipated that each participating country (currently, Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain) will replace its local currency with the euro by July 1, 2002. The anticipated replacement of existing currencies with the euro on or before July 1, 2002 could cause market disruptions and could adversely affect the value of securities held by a Fund.

         Risks of Developing Countries. AIM Asian Growth Fund, AIM Global Aggressive Growth Fund and AIM Global Growth Fund may invest without limit in securities of companies domiciled in developing countries. AIM Global Income Fund may invest up to 20%, and AIM European Development Fund may invest up to 65%, of their total assets in securities of companies domiciled in developing countries. AIM International Equity Fund may invest without limit, but does not intend to invest more than 20% of its total assets in securities of companies domiciled in developing countries. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Funds' investments.

         FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the government of developing countries.

         FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its total assets to foreign exchange hedges as it can invest in foreign securities.

         The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments

         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

         MONEY MARKET INSTRUMENTS. Money market instruments in which AIM Global Income Fund will invest will be "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. An Eligible Security is generally a rated security with a remaining maturity of 397 calendar days or less that has been rated by the Requisite NRSROs (as defined below) in one of the two highest short-term rating categories, or a security issued by an issuer that has received a rating by the Requisite NRSROs in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Eligible Securities may also include unrated securities determined by AIM (under the supervision of and pursuant to guidelines established by the Board of Directors) to be of comparable quality to such rated securities. If an unrated security is subject to a guarantee, to be an Eligible Security, the guarantee generally must have received a rating from an

NRSRO in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). The term "Requisite NRSRO" means (a) any two nationally recognized statistical rating organizations (NRSROs) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time the Portfolio acquires the security, that NRSRO.

         AIM Global Income Fund will limit investments in money market obligations to those which are denominated in U.S. dollars and which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended form time to time. Briefly, "First Tier" securities are securities that are rated in the highest rating category for short-term debt obligations by two NRSROs, or, if only rated by one NRSRO, are rated in the highest rating category by the NRSRO, or if unrated, are determined by AIM (under the supervision of and pursuant to guidelines established by the Board of Directors) to be of comparable quality to a rated security that meets the foregoing quality standards, as well as securities issued by a registered investment company that is a money market fund and U.S. Government securities.

         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

         Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

         If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

         INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate. The Funds, other than AIM Global Income Fund, will purchase only investment grade corporate debt securities.

         JUNK BONDS. Junk bonds are lower-rated or non-rated debt securities. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

         Companies that issue junk bonds are often highly leveraged, and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values, and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues are generally unsecured and are often subordinated to other creditors of the issuer.

         The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

         AIM Global Income Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations of valuing these assets. In the event the Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

         Descriptions of debt securities ratings are found in Appendix A.

         LIQUID ASSETS. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash or the following liquid assets: money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments, participation interests in corporate loans, and municipal obligations). For cash management purposes, the Funds may also hold a portion of their assets in cash or such liquid assets.

Other Investments

         REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         To the extent consistent with their respective investment objectives and policies, each Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.

         To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

         OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

         The following restrictions apply to investments in other investment companies other than Affiliated Money Market funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

         DEFAULTED SECURITIES. AIM Global Income Fund may invest in defaulted securities. In order to enforce its rights in defaulted securities, AIM Global Income Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase AIM Global Income Fund's operating expenses and adversely affect its net asset value. Any investments by AIM Global Income Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein unless AIM determines that such defaulted securities are liquid under guidelines adopted by the Board of Directors.

Investment Techniques

         DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions or forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.

         Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

         The Funds may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, the Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

         WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund's custodian bank will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. A Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.

         MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

         SWAP AGREEMENTS. Each Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

         INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other AIM Funds and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund loans are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

         BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Company believes that, in the event of abnormally heavy redemption requests, the Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

         LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

         A Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

         If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

         The Funds have obtained an exemptive order from the SEC allowing them to invest their cash balances in joint accounts for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

         DOLLAR ROLLS. A dollar roll involves the sale by AIM Global Income Fund of a mortgage security to a financial institution such as a broker-dealer or a bank, with an agreement to repurchase a substantially similar security (i.e., same type, coupon and maturity) at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, AIM Global Income Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments together with any additional fee income received on the sale, could generate income for AIM Global Income Fund exceeding the yield on the sold security.

         Dollar roll transactions involve the risk that the market value of the securities retained by AIM Global Income Fund may decline below the price of the securities that AIM Global Income Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, AIM Global Income Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce AIM Global Income Fund's obligation to repurchase the securities. At the time the Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Fund typically enters into dollar roll transactions to enhance the Fund's return either on an income or total return basis or mortgage pre-payment risk. Dollar rolls are considered borrowings by a Fund under the 1940 Act.

         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities.

         Each Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

         RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers;
(iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

         The Funds may each invest in forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. The Funds may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

         PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

         A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

         Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

         Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

         If a call option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

         Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         A Fund may purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

         Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

         Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover".

         STRADDLES: The Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

         A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

         Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

         Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account.

         Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

         Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

         FORWARD CURRENCY CONTRACTS. A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

         Pursuant to federal securities rules and regulations, a Fund's use of forward contracts may require that Fund to set aside assets to reduce the risks associated with using forward contracts. This process is described in more detail below in the section "Cover."

         COVER. Transactions using forward contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward contract at any particular time.

         (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Additional Securities or Investment Techniques

         PRIVATIZED ENTERPRISES. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. AIM European Development Fund's investments in the securities of privatized enterprises include: (i) privately negotiated investments in a government- or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering; (ii) investments in the initial offering of equity securities of a state enterprise or former state enterprise; and (iii) investments in the securities of a state enterprise following its initial equity offering. The ability of foreign entities, such as AIM European Development Fund, to participate in privatizations may be limited by local law and there can be no assurance that privatization programs will be successful or that governments will not re-nationalize enterprises that have been privatized.

         SUPRANATIONAL ORGANIZATION SECURITIES. AIM Global Income Fund will invest in securities issued by supranational organizations, which include organizations formed and supported by governmental entities to promote economic growth and development, or international banking institutions, such as the International Bank of Reconstruction and Development (the World Bank), The European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Supranational organizations are generally formed and supported by the capital contributions of governmental entities and, in their lending and other activities, carry out the particular purposes designated by their member governmental entities.

FUND POLICIES

         FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of a majority of such Fund's outstanding shares, except that AIM Global Income Fund is not subject to restriction (1). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. (This restriction does not apply to AIM Global Income Fund.)

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

         The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Directors has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which the advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Directors.

         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds, except AIM Global Income Fund is not subject to restriction (1). They may be changed for any Fund without approval of that Fund's voting securities.

         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC. (This restriction does not apply to AIM Global Income Fund).

         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Advised Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Advised Fund are outstanding.

         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 331/3% of its total assets and may lend money to an AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

TEMPORARY DEFENSIVE POSITIONS

         In anticipation of or in response to adverse market conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each of the Funds may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. As a result, the Funds may not achieve their investment objectives.

PORTFOLIO TURNOVER

         The turnover rate for AIM Global Income Fund decreased for the fiscal year ended October 31, 2001, as compared to the two prior fiscal years, because its portfolio at the beginning of year was well constructed for a declining interest rate environment and a period during which the U. S. dollar was generally strong, and because of stability in the Fund's sales and redemptions, did not require the advisor to make any portfolio changes.

                            MANAGEMENT OF THE COMPANY

BOARD OF DIRECTORS

         The overall management of the business and affairs of the Funds and the Company is vested in the Board of Directors. The Board of Directors approves all significant agreements between the Company, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Company and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board of Directors. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Company's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

         The directors and officers of the Company, their principal occupations during the last five years and certain other information concerning them is set forth in Appendix B.

         The standing committees of the Board of Directors are the Audit Committee, the Investments Committee, the Valuation Committee, the Committee on Directors/Trustees and the Capitalization Committee.

         The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Carl Frischling (on leave of absence), Lewis F.

Pennock and Louis S. Sklar, Dr. Prema Mathai-Davis and Miss Ruth H. Quigley. The Audit Committee is responsible for: (i) considering management's recommendations of independent accountants for each Fund and evaluating such accountants' performance, costs and financial stability; (ii) with AIM, reviewing and coordinating audit plans prepared by the Funds' independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Funds' independent accountants and management. During the fiscal year ended October 31, 2001, the Audit Committee held nine meetings.

         The members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Frischling, Pennock and Sklar (Chair), Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters. During the fiscal year ended October 31, 2001, the Investments Committee held six meetings.

         The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies. During the fiscal year ended October 31, 2001, the Valuation Committee held no meetings.

         The members of the Committee on Directors/Trustees are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Committee on Directors/Trustees is responsible for: (i) considering and nominating individuals to stand for election as dis-interested directors as long as the Company maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act; (ii) reviewing from time to time the compensation payable to the dis-interested directors; and (iii) making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the dis-interested directors. During the fiscal year ended October 31, 2001, the Committee on Directors/Trustees held seven meetings.

         The Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as directors, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which directors will be elected; and
(ii) that the Committee on Directors/Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.

         The members of the Capitalization Committee are Messrs. Bayley, Graham (Chairman) and Pennock. The Capitalization Committee is responsible for: (i) increasing or decreasing the aggregate number of shares of any class of the Company's stock by classifying and reclassifying the Company's authorized but unissued shares of common stock, up to the Company's authorized capital; (ii) fixing the terms of such classified or reclassified shares of common stock, and
(iii) issuing such classified or reclassified shares of common stock upon the terms set forth in the applicable Fund's prospectus, up to the Company's authorized capital. During the fiscal year ended October 31, 2001, the Capitalization Committee held no meetings.

Director Ownership of Fund Shares

         The dollar range of equity securities beneficially owned by each director (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the AIM Funds complex is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement

         The advisory agreement with AIM was re-approved by the Funds' Board at a meeting held on May 8-9, 2001. In evaluating fairness and reasonableness of the advisory agreement, the Board considered a variety of factors for each Fund, including: the requirements of each Fund for investment supervisory and administrative services; the quality of AIM's services, including a review of each Fund's investment performance and AIM's investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to AIM's other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by each Fund as a percentage of its assets and in relation to contractual limitations; any fee waivers (or payments of Fund expenses) by AIM; AIM's profitability; the benefits received by AIM from its relationship to each Fund, including soft dollar arrangements, and the extent to which each Fund shares in those benefits; the organizational capabilities and financial condition of AIM and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between each Fund and AIM.

         In considering the above factors, the Board also took into account the fact that univested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if they invest their cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

         After consideration of these factors, the Board found that: (i) the services provided to each Fund and its shareholders were adequate; (ii) the agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the agreements would have been obtained through arm's length negotiations. The Board therefore concluded that each Fund's advisory agreement was in the best interests of such Fund and its shareholders and continued the agreements for an additional year.

COMPENSATION

         Each director who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of other AIM Funds. Each such director receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Information regarding compensation paid or accrued for each director of the Company who is not affiliated with AIM during the year ended December 31, 2001 is found in Appendix C.

Retirement Plan For Directors

         The directors have adopted a retirement plan for the directors of the Company who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated directors.

         The retirement policy permits each non-AIM-affiliated director to serve until December 31 of the year in which the director turns 72. A majority of the directors may extend from time to time the retirement date of a director.

         Annual retirement benefits are available to each non-AIM-affiliated director of the Company and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a director (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the director's annual retainer paid or accrued by any Covered Fund to such director during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the director. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such director's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased director's retirement benefits for the same length of time that the director would have received based on his or her service. A director must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

         Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Directors") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Directors have the option to elect to defer receipt of up to 100% of their compensation payable by the Company, and such amounts are placed into a deferral account. Currently, the Deferring Directors have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Directors' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Company's Board of Directors, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Director's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Director's termination of service as a director of the Company. If a Deferring Director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Directors have the status of unsecured creditors of the Company and of each other AIM Fund from which they are deferring compensation.

Purchases of Class A Shares of the Funds at Net Asset Value

         The directors and other affiliated persons of the Company may purchase Class A shares of the AIM Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involving in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the AIM Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares
- Purchases of Class A Shares and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at the Net Asset Value."

CODES OF ETHICS

         AIM, the Company and A I M Distributors, Inc. ("AIM Distributors") have each adopted a Code of Ethics governing, as applicable, personal trading activities of all Directors/Trustees, officers of the Company, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Company that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by directors and officers as a group is found in Appendix D. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

         AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 150 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Company and their affiliations are shown under "Management Information" herein.

         As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds.

         AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believes to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the directors, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

         The Master Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to director and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Company on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

         AIM, at its own expense, furnishes to the Company office space and facilities. AIM furnishes to the Company all personnel for managing the affairs of the Company and each of its series of shares.

         Pursuant to its advisory agreement with the Company, AIM receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of each Fund during the year:



            FUND NAME                            NET ASSETS                  ANNUAL RATE
            ---------                            ----------                  -----------
AIM Asian Growth Fund                      First $500 million                    0.95%
AIM European Development Fund              Amount over $500 million              0.90%

AIM Global Aggressive Growth Fund          First $1 billion                      0.90%
                                           Amount over $1 billion                0.85%

AIM Global Growth Fund                     First $1 billion                      0.85%
                                           Amount over $1 billion                0.80%

AIM Global Income Fund                     First $1 billion                      0.70%
                                           Amount over $1 billion                0.65%

AIM International Equity Fund              First $1 billion                      0.95%
                                           Amount over $1 billion                0.90%

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

         AIM has voluntarily agreed, effective July 1, 2001, to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. See "Investment Strategies and Risks - Other Investments - Other Investment Companies."

         AIM contractually agreed, effective July 1, 2001 through June 30, 2002, to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for AIM Global Income Fund's Class A, Class B and Class C shares to the extent necessary to limit the total operating expenses of Class A shares to 1.50% (e.g., if AIM waives 0.16% of Class A expenses, AIM will also waive 0.16% of Class B and Class C expenses).

         AIM contractually agreed, effective July 1, 2001 through June 30, 2002, to waive advisory fees for AIM International Equity Fund's Class A, Class B and Class C shares by 0.05% of average daily net assets in excess of $500 million.

PREVIOUS INVESTMENT SUB-ADVISOR

         Under a former Master Sub-Advisory Contract terminated effective June 21, 2000, between AIM and INVESCO Global Asset Management Limited ("IGAM") with respect to AIM Asian Growth Fund and AIM European Development Fund, IGAM was entitled to receive from AIM with respect to each of AIM

Asian Growth Fund and AIM European Development Fund, a fee calculated at the following annual rates based on the average daily net assets of each Fund:

NET ASSETS                                               ANNUAL RATE
----------                                               -----------
First $500 million                                           0.20%
Amount over $500 million                                     0.175%

         Under former Sub-Sub-Advisory contracts terminated effective June 21, 2000, between (i) IGAM and INVESCO Asia Limited ("IAL"), with respect to AIM Asian Growth Fund, and (ii) IGAM and INVESCO Asset Management Limited ("IAML"), with respect to AIM European Development Fund, IAL and IAML were each entitled to receive from IGAM an annual fee equal to 100% of the fee received by IGAM with respect to the applicable Fund. AIM, IGAM, IAL and IAML are indirect wholly owned subsidiaries of AMVESCAP PLC.

         The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended October 31, 2001 are found in Appendix E.

          SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

         AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

         ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Company have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Company's Board of Directors, including the independent directors, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Directors. Currently, AIM is paid a fee for reimbursement for the services of the Company's principal financial officer and her staff, and any expenses related to fund accounting services.

         Administrative services fees paid to AIM by each Fund for the last three fiscal years ended October 31, 2001 are found in Appendix F.

OTHER SERVICE PROVIDERS

         TRANSFER AGENT. A I M Fund Services, Inc. ("AFS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.

         The Transfer Agency and Service Agreement between the Company and AFS provides that AFS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts. AFS may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

         In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536 has entered into an agreement with the Company (and certain other AIM Funds), PFPC Inc. (formerly known as First Data Investor Service Group) and Financial Data Services, Inc., pursuant to which MLPF&S is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

         CUSTODIAN. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for retail purchases. The Bank of New York, 100 Church Street, New York, New York 10286, also serves as sub-custodian to facilitate cash management.

         The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country; the Custodian is responsible for monitoring eligible foreign securities depositories.

         Under its contract with the Company, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

         AUDITORS. The Funds' independent public accountants are responsible for auditing the financial statements of the Funds. The Board of Directors has selected PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002, as the independent public accountants to audit the financial statements of the Funds.

         COUNSEL TO THE COMPANY. Legal matters for the Company have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

         AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         Brokerage commissions paid by each of the Funds during the last three fiscal years ended October 31, 2001 are found in Appendix G.

COMMISSIONS

         During the last three fiscal years ended October 31, 2001, none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Company. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

         Section 28(e)(1) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Company's directors with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

DIRECTED BROKERAGE (RESEARCH SERVICES)

         Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended October 31, 2001 are found in Appendix H.

REGULAR BROKERS OR DEALERS

         Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended October 31, 2001 is found in Appendix H.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF EQUITY OFFERING TRANSACTIONS

         From time to time, certain of the AIM Funds or other accounts managed by AIM may become interested in participating in equity security distributions that are available in an equity "offering", which AIM defines as an IPO, a secondary (follow-on offering), a private placement, a direct placement or a PIPE (private investment in public equity) and occasions may arise when purchases of such securities by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. In such cases, it shall be AIM's practice to specifically combine or otherwise bunch indications of interest for offerings for all AIM Funds and accounts participating in purchase transactions for that offering, and to allocate such transactions in accordance with the following procedures:

         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular offering by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of limited supply securities issued in offerings will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of offerings over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous offerings as well as the size of the AIM Fund or account. Each eligible AIM Fund and account with an asset level of less than $500 million will be placed in one of three tiers, depending upon each AIM Fund's or account's asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the three tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocations on a straight pro rata basis. In addition, Incubator Funds, as described in AIM's Incubator and New Fund Investment Policy, will each be limited to a 40 basis point allocation only. Such allocations will be allocated to the nearest share round lot that approximates 40 basis points.

         When any AIM Funds and/or accounts with substantially identical investment objectives and policies participate in offerings, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest participating AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such offering transactions will be the same for each AIM Fund and account.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares and AIM Cash Reserve Shares of AIM Money Market Fund

         INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund and AIM Money Market Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

         Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS

AIM Aggressive Growth Fund                     AIM Large Cap Basic Value Fund
AIM Asian Growth Fund                          AIM Large Cap Core Equity Fund
AIM Basic Value Fund                           AIM Large Cap Growth Fund
AIM Blue Chip Fund                             AIM Large Cap Opportunities Fund
AIM Capital Development Fund                   AIM Mid Cap Basic Value Fund
AIM Charter Fund                               AIM Mid Cap Equity Fund
AIM Constellation Fund                         AIM Mid Cap Growth Fund
AIM Dent Demographic Trends Fund               AIM Mid Cap Opportunities Fund
AIM Emerging Growth Fund                       AIM New Technology Fund
AIM European Development Fund                  AIM Select Equity Fund
AIM European Small Company Fund                AIM Small Cap Equity Fund
AIM Euroland Growth Fund                       AIM Small Cap Growth Fund
AIM Global Utilities Fund                      AIM Small Cap Opportunities Fund
AIM International Emerging Growth Fund         AIM Value Fund AIM Value II Fund
AIM International Equity Fund                  AIM Weingarten Fund
AIM International Value Fund                   AIM Worldwide Spectrum Fund



                                                                     Dealer
                                      Investor's Sales Charge      Concession
                                    ---------------------------   -------------
                                         As a           As a           As a
                                      Percentage     Percentage     Percentage
                                    of the Public    of the Net   of the Public
       Amount of Investment in         Offering        Amount        Offering
         Single Transaction(1)          Price         Invested        Price
       -----------------------      -------------    ----------   -------------
             Less than $   25,000        5.50%          5.82%         4.75%
$ 25,000 but less than $   50,000        5.25           5.54          4.50
$ 50,000 but less than $  100,000        4.75           4.99          4.00
$100,000 but less than $  250,000        3.75           3.90          3.00
$250,000 but less than $  500,000        3.00           3.09          2.50
$500,000 but less than $1,000,000        2.00           2.04          1.60

(1) AIM Small Cap Opportunities Fund will not accept any single purchase in excess of $250,000.

CATEGORY II FUNDS

AIM Balanced Fund                             AIM Global Trends Fund
AIM Basic Balanced Fund                       AIM High Income Municipal Fund
AIM Developing Markets Fund                   AIM High Yield Fund
AIM Global Aggressive Growth Fund             AIM High Yield Fund II
AIM Global Energy Fund                        AIM Income Fund
AIM Global Financial Services Fund            AIM Intermediate Government Fund
AIM Global Growth Fund                        AIM Municipal Bond Fund
AIM Global Health Care Fund                   AIM Real Estate Fund
AIM Global Income Fund                        AIM Strategic Income Fund
AIM Global Infrastructure Fund                AIM Total Return Bond Fund
AIM Global Telecommunications and
  Technology Fund



                                                                     Dealer
                                      Investor's Sales Charge      Concession
                                     --------------------------   -------------
                                      Percentage     Percentage    Percentage
                                     of the Public   of the Net   of the Public
      Amount of Investment in          Offering        Amount       Offering
        Single Transaction              Price         Invested       Price
      -----------------------        -------------   ----------   -------------
             Less than $   50,000        4.75%          4.99%         4.00%
$ 50,000 but less than $  100,000        4.00           4.17          3.25
$100,000 but less than $  250,000        3.75           3.90          3.00
$250,000 but less than $  500,000        2.50           2.56          2.00
$500,000 but less than $1,000,000        2.00           2.04          1.60


CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund


                                                                        Dealer
                                        Investor's Sales Charge       Concession
                                        -----------------------     -------------
                                           As a           As a           As a
                                        Percentage     Percentage     Percentage
                                       of the Public   of the Net   of the Public
     Amount of Investment in             Offering        Amount        Offering
       Single Transaction                  Price        Invested        Price
     -----------------------           -------------   ----------   -------------
             Less than $  100,000          1.00%         1.01%        0.75%
$100,000 but less than $  250,000          0.75          0.76         0.50
$250,000 but less than $1,000,000          0.50          0.50         0.40

         LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of a Category I, II or III Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases ("Large Purchases"). If an investor makes a Large Purchase of Class A shares of a Category I or II Fund, however, the shares generally will be subject to a contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase. Large Purchases of Class A shares of Category III Funds made on or after November 15, 2001 will be subject to a 0.25% CDSC if the investor redeems those shares within 12 months after purchase.

         AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

         For Large Purchases of Class A shares of Category I or II Funds, AIM Distributors may make the following payments to dealers and institutions that are dealers of record:

                            PERCENT OF SUCH PURCHASES

                              1% of the first $2 million
                              plus 0.80% of the next $1 million
                              plus 0.50% of the next $17 million
                              plus 0.25% of amounts in excess of $20 million

         For Large Purchases of Class A shares of Category III Funds, AIM Distributors may make the following payments to dealers and institutions that are dealers of record:

         Up to 0.10% of purchases of AIM Limited Maturity Treasury Fund; and Up to 0.25% of purchases of AIM Tax-Free Intermediate Fund

         If an investor makes a Large Purchase of Class A shares of a Category III Fund on and after November 15, 2001 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

         If an investor makes a Large Purchase of Class A shares of a Category I or II Fund on and after November 15, 2001 and exchanges those shares for Class A shares of a Category III Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange.

         If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay any additional dealer concession upon the exchange.

         For annual purchases of Class A shares of Category I and II Funds, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value to employee benefit plans:

                            PERCENT OF SUCH PURCHASES

                              1% of the first $2 million
                              plus  0.80% of the next $1 million
                              plus 0.50% of the next $17 million
                              plus 0.25% of amounts in excess of $20 million

         For annual purchases of Class A Shares of AIM Limited Maturity Treasury Fund, AIM Distributors may pay investment dealers or other financial service firms up to 0.10% of the net asset value of such shares sold at net asset value.

         PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

INDIVIDUALS

     o an individual (including his or her spouse or domestic partner, and children)

     o    any trust established exclusively for the benefit of an individual

     o a pension, profit-sharing, or other retirement plan established exclusively for the benefit of an individual, such as:

          a.   an IRA

          b.   a Roth IRA

          c.   a single-participant money-purchase/profit-sharing plan

          d. an individual participant in a 403(b) Plan (unless the 403(b) plan itself qualifies as the purchaser, as discussed below)

403(b) PLANS

     o A 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:

          a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

          b. each transmittal must be accompanied by a single check or wire transfer; and

          c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal.

TRUSTEES AND FIDUCIARIES

     o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account

     o a trustee or fiduciary purchasing for a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code

     o a trustee or fiduciary purchasing for a 457 plan, even if more than one beneficiary or participant is involved

LINKED EMPLOYEE PLANS

     o Linked Employee Plans where the employer has notified AIM Distributors in writing that all of its related employee accounts should be linked, such as:

          a.   Simplified Employee Pension (SEP) Plans

          b. Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) Plans

          c.   Savings Incentive Match Plans for Employees IRA (SIMPLE IRA)

OTHER GROUPS

     o any other organized group of persons, whether incorporated or not, provided that:

          a.   the organization has been in existence for at least six months;
               and

          b. the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

     HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

     A Qualified Purchaser may pay reduced initial sales charges by:

     o indicating on the account application that he or she intends to provide a Letter of Intent ("LOI"); and

     o    fulfilling the conditions of that LOI.

     The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he or she understands and agrees to the terms of the LOI and is bound by the provisions described below:

     Calculating the Initial Sales Charge

     o Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

     o It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

     o The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

     o Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

     Calculating the Number of Shares to be Purchased

     o Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

     o Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

     o If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

     o The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

     Fulfilling the Intended Investment

     o By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

     o To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

     o If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

     Canceling the LOI

o If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

o If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

     Other Persons Eligible for the LOI Privilege

         The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

     LOIs and Contingent Deferred Sales Charges

         If an investor enters into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A shares of Category I and II Funds are subject to an 18-month, 1% CDSC.

RIGHTS OF ACCUMULATION

         A Qualified Purchaser may also qualify for reduced initial sales charges based upon his or her existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

         If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

         To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contract purchased on or before June 30, 1992.

         If an investor's new purchase of Class A shares of a Category I, II or III Fund is at net asset value, the newly purchased shares will be subject to a contingent deferred sales charge if the investor redeems them prior to the end of the applicable holding period (18 months for Category I and II Funds shares and 12 months for Category III Fund shares). For Class A shares of Category III Funds, the provisions of this paragraph apply only to new purchases made on and after November 15, 2001.

         OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

         Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

         PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as:

     o Persons who have a relationship with the funds or with AIM and its affiliates, and are therefore familiar with the funds, and who place unsolicited orders directly with AIM Distributors; or

     o programs for purchase that involve little expense because of the size of the transaction and shareholder records required.

         AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

         Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

o    AIM Management and its affiliates, or their clients;

o Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds--Registered Trademark--, and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

o Any current or retired officer, director, or employee (and members of their immediate family) of PFPC Inc. (formerly known as First Data Investor Services Group);

o Sales representatives and employees (and members of their immediate family) of selling group members of financial institutions that have arrangements with such selling group members;

o    Purchases through approved fee-based programs;

o Employee benefit plans that are Qualified Purchasers, as defined above, and non-qualified plans offered in conjunction with those employee benefit plans, provided that:

          a.   the initial investment in the plan(s) is at least $1 million;

          b.   the sponsor signs a $1 million LOI;

          c.   the employer-sponsored plan has at least 100 eligible employees;
               or

          d. all plan transactions are executed through a single omnibus account per Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor.

          Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of AIM Small Cap Opportunities Fund by such plans are subject to initial sales charges;

     o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

     o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

     o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

     o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

     o Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

     o Certain former AMA Investment Advisers' shareholders who became shareholders of AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

     o Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

     o    Qualified Tuition Programs created and maintained in accordance with
          Section 529 of the Code; and

     o Participants in select brokerage programs for defined contribution plans and rollover IRAs (including rollover IRAs which accept annual IRA contributions) who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.

          As used above, immediate family includes an individual and his or her spouse or domestic partner, children, parents and parents of spouse or domestic partner.

          In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

     o    the reinvestment of dividends and distributions from a Fund;

     o    exchanges of shares of certain Funds;

     o    use of the reinstatement privilege; or

     o    a merger, consolidation or acquisition of assets of a Fund.

          PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

          In addition to, or instead of, amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold or of average daily net assets of the AIM Fund attributable to that particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

Purchases of Class B Shares

          Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a contingent deferred sales charge if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the

AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

         Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a contingent deferred sales charge if they redeem their shares within the first year after purchase. See the Prospectus for additional information regarding this contingent deferred sales charge (CDSC). AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

Exchanges

         TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AFS as long as such request is received prior to the close of the customary trading session of the NYSE. AFS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

         GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AFS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), present or future, with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

         SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Withdrawal Plan, all shares are to be held by AFS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AFS. To provide funds for payments made under the Systematic Withdrawal Plan, AFS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

         Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the Funds), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

         Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

         A contingent deferred sales charge (CDSC) may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds or upon the redemption of Class B shares or Class C shares. On and after November 15, 2001, a CDSC also may be imposed upon the redemption of Large Purchases of Class A shares of Category III Funds. See the Prospectus for additional information regarding CDSCs.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I or II Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

         o Redemptions of shares of Category I or II Funds held more than 18 months;

          o Redemptions of shares of Category III Funds purchased prior to November 15, 2001;

          o Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and held for more than 12 months;

          o Redemptions from employee benefit plans designated as Qualified Purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the plan or on the number of eligible employees;

          o    Redemptions from private foundations or endowment funds;

          o Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

          o Redemptions of shares of Category I, II or III Funds or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category I or II Fund, unless the shares acquired by exchange are redeemed within 18 months of the original purchase or the exchange of Category I or II Fund shares;

          o Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

          o Redemptions of shares of Category I or II Funds acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;

          o Redemption of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001, unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares; and

          o Redemptions of shares of Category I or II Funds acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund, unless the Category I or II Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds shares.

          CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

          o total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

          o minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

          o redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

          o redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

          o redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

          o redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

          o redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2));

          o redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

          CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

          o Additional purchases of Class C shares of AIM International Value Fund and AIM Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

          o    Redemptions following the death or post-purchase disability of
               (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

          o    Certain distributions from individual retirement accounts,
               Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

          o Amounts from a Systematic Withdrawal Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

          o Liquidation by the AIM Fund when the account value falls below the minimum required account size of $500;

          o    Investment account(s) of AIM;

          o Class C shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer waives the payment otherwise payable to him; and

          o Redemptions of Class C shares, where such redemptions are in connection with employee terminations or withdrawals from (i) a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code; and
               (ii) a 457 plan, even if more than one beneficiary or participant is involved.

General Information Regarding Purchases, Exchanges and Redemptions

         GOOD ORDER. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AFS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AFS in its sole discretion.

         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AFS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AFS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AFS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

         TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by selecting the AIM Internet Connect option on his completed account application form or completing an AIM Internet Connect Authorization Form. By signing either form the investor acknowledges and agrees that AFS and AIM Distributors will not be liable for any loss, expense or cost arising out of any internet transaction effected in accordance with the instructions set forth in the forms if they reasonably believe such request to be genuine. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that (1) if he no longer wants the AIM Internet Connect option, he will notify AFS in writing, and (2) the AIM Internet Connect option may be terminated at any time by the AIM Funds.

OFFERING PRICE

         The following formula may be used to determine the public offering price per Class A share of an investor's investment:

         Net Asset Value/(1 - Sales Charge as % of Offering Price) = Offering Price.


         For example, at the close of business on October 31, 2001, AIM Asian Growth Fund - Class A shares had a net asset value per share of $8.59. The offering price, assuming an initial sales charge of 5.50%, therefore was $9.09.

Calculation of Net Asset Value

         Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

         Foreign securities are converted into U.S. dollars using exchange rates as of the close of the NYSE. Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of a Fund's net asset value. If a development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as of the close of the applicable market, may be adjusted to reflect the fair value of the affected securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND

         AIM intends to redeem all shares of the Funds in cash. It is possible that future conditions may make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the Fund may make payment in securities or other property if the Fund has made an election under Rule 18f-1 under the 1940 Act. Rule 18f-1 obligates a Fund to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, generally must withhold as of January 1, 2002, 30% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding; however, the backup withholding rate decreases in phases to 28% for distributions made in the year 2006 and thereafter.

         An investor is subject to backup withholding if:

         1.       the investor fails to furnish a correct TIN to the Fund, or

         2. the IRS notifies the Fund that the investor furnished an incorrect TIN, or

         3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

         5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. AIM or AFS will not provide Form 1099 to those payees.

         Investors should contact the IRS if they have any questions concerning withholding.

         IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

         It is the present policy of each Fund to declare and pay annually net investment income dividends and capital gain distributions, except for AIM Global Income Fund which will pay monthly net investment income dividends as described below. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains by the end of each taxable year. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital loss, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment". Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. In the case of AIM Global Income Fund, dividends and distributions will be reinvested at the net asset value per share determined on the reinvestment date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

         In the case of AIM Global Income Fund, it is the policy to declare daily and pay monthly net investment income dividends and declare and pay annually any capital gain distributions. Dividends begin accruing on the first business day of the Fund on which a purchase order for shares of the Fund is effective (settle date), and accrue through the day prior to which a redemption order is effective (settle date). Distributions are declared to shareholders of record immediately prior to the determination of the net asset value of the Fund. Thus, if a purchase order is effective on Friday, dividends will begin accruing on Friday (unless such day is not a business day of the Fund).

         A dividend or distribution paid by a Fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

         Dividends on Class B and Class C shares are expected to be lower than those for Class A shares because of higher distribution fees paid by Class B and Class C shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principals under the 1940 Act and the Code.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

         Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the

Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gain are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

         Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

         DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

         Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

         Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

          Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

          Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

         PFIC INVESTMENTS. The Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

          The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

         SWAP AGREEMENTS. Each Fund may enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

         A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 20% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Legislation enacted in 1997 lowers the maximum capital gain tax rate from 20% to 18% with respect to capital assets which are held for five years and for which the holding period begins after December 31, 2000. In connection with this new legislation, a Fund may make elections to treat any readily tradable stock it holds on January 1, 2001 as having been sold and reacquired on January 2, 2001 at its closing market price on that date and to treat any other security in its portfolio as having been sold and reacquired on January 1 for an amount equal to its fair market value on that date. If a Fund makes any such election (when it files its tax return), it will recognize gain, but not loss, on the deemed sale, which may cause a Fund to increase the amount of distributions that the Fund will make in comparison to a fund that did not make such an election. The Funds have not yet determined whether they will make this election with respect to any stock or securities in their respective portfolios.

         Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividend received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

         Distributions by a Fund that do not constitute earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

          If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred if the shareholder purchases other shares of the Fund within thirty
(30) days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

         If a shareholder (a) incurs a sales load in acquiring shares of a Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account.

         BACKUP WITHHOLDING. The Funds may be required to withhold as of January 1, 2002, 30% of distributions and/or redemption payments; however, this rate is reduced in phases to 28% for distributions made in the year 2006 and thereafter. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 30% on distributions made on or after January 1, 2002 that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status; however, this rate is reduced in phases to 28% for distributions made in the year 2006 and thereafter.

         Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's election to treat any foreign income tax paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

         Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

         Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

         FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

          If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

          Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

         EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation for ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.


                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

         The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). Each Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of Class A shares. Each Fund pays 1.00% of the average daily net assets of Class B shares and of Class C shares.

         FUND                                                                   CLASS A
         ----                                                                   -------

         AIM Asian Growth Fund                                                    0.35%
         AIM European Development Fund                                            0.35
         AIM Global Aggressive Growth Fund                                        0.50
         AIM Global Growth Fund                                                   0.50
         AIM Global Income Fund                                                   0.50
         AIM International Equity Fund                                            0.30

         All of the Plans compensate AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

         Amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares and Class C shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

         The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

         Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

         Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").

         See Appendix I for a list of the amounts paid by each class of shares of each Fund to AIM Distributors pursuant to the Plans for the year ended October 31, 2001 and Appendix J for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year ended October 31, 2001.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Directors"). In approving the Plans in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

         The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

         Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Directors, including a majority of the Rule 12b-1 Directors. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Directors or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the directors, including a majority of the Rule 12b-1 Directors, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Directors is committed to the discretion of the Independent Directors.

         The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

         The Company has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain directors and officers of the Company are affiliated with AIM Distributors. See "Management of the Company."

         The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares of the Funds at the time of such sales.

         Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         The Company (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

         Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years ending October 31, 2001 are found in Appendix K.


                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

         The standard formula for calculating average annual total return is as follows:

                                         n
                                   P(1+T) =ERV

Where           P       =    a hypothetical initial payment of $1,000.
                T       =    average annual total return (assuming the
                             applicable maximum sales load is deducted at the
                             beginning of the 1, 5, or 10 year periods).
                n       =    number of years.
                ERV     =    ending redeemable value of a hypothetical $1,000
                             payment at the end of the 1, 5, or 10 year periods
                             (or fractional portion of such period).


         The average annual total returns for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if applicable) ended October 31, 2001 are found in Appendix L.

         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

         Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase. Standardized total return for Class B and Class C shares reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period.

         A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                         n
                                   P(1+U) =ERV

Where           P      =   a hypothetical initial payment of $1,000.
                U      =   average annual total return assuming payment of
                           only a stated portion of, or none of, the applicable
                           maximum sales load at the beginning of the stated
                           period.
                n      =   number of years.
                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where           P      =   a hypothetical initial payment of $1,000.
                V      =   cumulative total return assuming payment of all of,
                           a stated portion of, or none of, the applicable
                           maximum sales load at the beginning of the stated
                           period.
                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         The cumulative total returns for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if applicable) ended October 31, 2001 are found in Appendix L.

Average Annual Total Return (After Taxes on Distributions) Quotations

         A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions) is:

                                        n
                                  P(1+T) =ATV
                                             D

where        P     =     a hypothetical initial payment of $1,000 ;
             T     =     average annual total return (after taxes on
                         distributions);
             N     =     number of years; and
          ATV      =     ending value of a hypothetical $1,000 payment made at
             D           the beginning of the 1-, 5-, or 10-year periods (or
                         since inception, if applicable) at the end of the 1-, 5-, or 10-year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

         Standardized average total return (after taxes on distributions) for Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase.

         The after-tax returns assume all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on the Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The average annual total returns (after taxes on distributions) for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five, and ten year periods (or since inception if applicable) ended October 31, 2001 are found in Appendix L.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation

         The Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                        n
                                  P(1+T) =ATV
                                             DR

where        P     =     a hypothetical initial payment of $1,000;
             T     =     average annual total return (after taxes on
                         distributions and redemption);
             n     =     number of years; and
         ATV       =     ending value of a hypothetical $1,000 payment made at
            DR           the beginning of the 1-, 5-, or 10-year periods (or
                         since inception, if applicable) at the end of the 1-, 5-, or 10-year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

         Standardized average annual total return (after taxes on distributions and redemption) for Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on the Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting form the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

         The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

         The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

         The average annual total returns (after taxes on distributions and redemption) for each fund, with respect to its Class A, Class B and Class C shares, for the one, five, and ten year periods (or since inception if applicable) ended October 31, 2001 are found in Appendix L.

Yield Quotation

         Yield is a function of the type and quality of a Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. Yield is computed in accordance with standardized formulas described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time.

         A Fund's tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal the Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus a stated tax rate (if only a portion of the Fund's yield was tax-exempt, only that portion would be adjusted in the calculation).

         A Fund also may quote its distribution rate, which expresses the historical amount of income the Fund paid as dividends to its shareholders as a percentage of the Fund's offering price.

         Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

         The standard formula for calculating yield for AIM Global Income Fund is as follows:

                                                    6
                         YIELD = 2[((a-b)/(c x d)+1) -1]

Where       a   =       dividends and interest earned during a stated 30-day
                        period. For purposes of this calculation, dividends are
                        accrued rather than recorded on the ex-dividend date.
                        Interest earned under this formula must generally be
                        calculated based on the yield to maturity of each
                        obligation (or, if more appropriate, based on yield to
                        call date).
            b   =       expenses accrued during period (net of reimbursements).
            c   =       the average daily number of shares outstanding during
                        the period.
            d   =       the maximum offering price per share on the last day of
                        the period.

         The yields for AIM Global Income Fund are found in Appendix L.

Performance Information

         All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         Certain Funds may participate in the initial public offering (IPO) market in some market cycles. Because of these Funds' small asset bases, any investment the Funds may make in IPOs may significantly increase these Funds' total returns. As the Funds' assets grow, the impact of IPO investments will decline, which may decrease the Funds' total returns.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

         Advertising Age                    Forbes                              Nation's Business
         Barron's                           Fortune                             New York Times
         Best's Review                      Hartford Courant                    Pension World
         Broker World                       Inc.                                Pensions & Investments
         Business Week                      Institutional Investor              Personal Investor
         Changing Times                     Insurance Forum                     Philadelphia Inquirer
         Christian Science Monitor          Insurance Week                      USA Today
         Consumer Reports                   Investor's Business Daily           U.S. News & World Report
         Economist                          Journal of the American             Wall Street Journal
         FACS of the Week                   Society of CLU & ChFC               Washington Post
         Financial Planning                 Kiplinger Letter                    CNN
         Financial Product News             Money                               CNBC
         Financial Services Week            Mutual Fund Forecaster              PBS
         Financial World

         Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor                                    Stanger
         Donoghue's                                           Weisenberger
         Mutual Fund Values (Morningstar)                     Lipper, Inc.

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

         Bond Buyer Index                                     MSCI EAFE Growth Index
         COFI                                                 MSCI Europe Growth Index
         Consumer Price Index                                 MSCI World Free Index
         Dow Jones Industrial Average                         MSCI World Growth Index
         First Boston High Yield Index                        NASDAQ
         Lehman World Government Bond Fund                    Russell 2000 Stock Index
         Lipper European Funds Index                          Salomon Bros. World Gov't Bond Index
         Lipper Global Fund Index                             Standard & Poor's Composite Index
         Lipper Global Income Fund Index                          of 500 Stocks
         Lipper Global Small Cap Category                     Standard & Poor's 400 Midcap Index
         Lipper International Fund Index                      The Financial Times - Actuaries World Indices
         Lipper Pacific Ex-Japan Index                            (a wide range of comprehensive measures
         Morgan Stanley Capital International Indices             of stock price performance for the world's
              Including:                                          major stock markets and regional areas
              AC Asia Pacific Free Ex-Japan
              AC World Index
              EAFE Index
              Europe Index

         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         90 day Treasury Bills

         Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Funds' portfolios; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:


                              MOODY'S BOND RATINGS

         Moody's describes its ratings for corporate bonds as follows:

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                         MOODY'S MUNICIPAL BOND RATINGS

         Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

         Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                              MOODY'S DUAL RATINGS

         In the case of securities with a demand feature, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature.

                         MOODY'S SHORT-TERM LOAN RATINGS

          Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

          A short-term rating may also be assigned on an issue having a demand feature variable rate demand obligation (VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

          A VMIG rating may also be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

          Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4.

          Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                        MOODY'S COMMERCIAL PAPER RATINGS

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

PRIME-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or related supported institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

                                S&P BOND RATINGS

         S&P describes its ratings for corporate bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposure to adverse conditions.

                           S&P MUNICIPAL BOND RATINGS

         An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The ratings are based, in varying degrees, on the following considerations: likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA


         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

         Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         Note: Ratings within the AA and A major rating categories may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standing.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                           S&P MUNICIPAL NOTE RATINGS

          An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be treated as a note); and source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

         Note rating symbols and definitions are as follows:

SP-1: Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                          S&P COMMERCIAL PAPER RATINGS

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

          Rating categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues with this rating are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

                       FITCH INVESTMENT GRADE BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                                 RATINGS OUTLOOK

         An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.


                      FITCH SPECULATIVE GRADE BOND RATINGS

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization of liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                            FITCH SHORT-TERM RATINGS

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

          Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                   APPENDIX B

DIRECTORS AND OFFICERS

As of December 31, 2001



The address of each director and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each director oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.


------------------------------- ---------- -------------------------------------------------- ---------------------
   NAME, YEAR OF BIRTH AND       TRUSTEE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS             OTHER
  POSITION(S) HELD WITH THE       AND/OR                                                         DIRECTORSHIP(S)
           COMPANY               OFFICER                                                         HELD BY TRUSTEE
                                  SINCE
------------------------------- ---------- -------------------------------------------------- ---------------------
INTERESTED PERSON
------------------------------- ---------- -------------------------------------------------- ---------------------
Robert H. Graham** --  1946       1991     Chairman, President and Chief Executive Officer,   None
Director, Chairman and                     A I M Management Group Inc. (financial services
President                                  holding company); Chairman and President, A I M
                                           Advisors, Inc. (registered investment advisor);
                                           Chairman, A I M Capital Management, Inc.
                                           (registered investment advisor), A I M
                                           Distributors, Inc. (registered broker dealer),
                                           A I M Fund Services, Inc., (registered transfer
                                           agent) and Fund Management Company (registered
                                           broker dealer); and Director and Vice Chairman,
                                           AMVESCAP PLC (parent of AIM and a global
                                           investment management firm)
------------------------------- ---------- -------------------------------------------------- ---------------------
INDEPENDENT DIRECTORS
------------------------------- ---------- -------------------------------------------------- ---------------------

Frank S. Bayley -- 1939           2001     Of Counsel, law firm of Baker & McKenzie           Badgley Funds, Inc.
Director                                                                                      (registered
                                                                                              investment company)
------------------------------- ---------- -------------------------------------------------- ---------------------

Bruce L. Crockett -- 1944         1992     Chairman, Crockett Technology Associates           ACE Limited
Director                                   (technology consulting company)                    (insurance
                                                                                              company); and
                                                                                              Captaris, Inc.
                                                                                              (unified messaging
                                                                                              provider)
------------------------------- ---------- -------------------------------------------------- ---------------------

Albert R. Dowden --  1941         2000     Chairman, Cortland Trust, Inc. (registered         None
Director                                   investment company) and DHJ Media, Inc.;
                                           Director, Magellan Insurance Company; Member of
                                           Advisory Board of Rotary Power International
                                           (designer, manufacturer, and seller of rotary
                                           power engines); formerly, Director, President
                                           and CEO, Volvo Group North America, Inc. and
                                           director of various affiliated Volvo companies
------------------------------- ---------- -------------------------------------------------- ---------------------


--------
* Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of, the Company.

------------------------------- ---------- -------------------------------------------------- ---------------------
   NAME, YEAR OF BIRTH AND       TRUSTEE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS             OTHER
  POSITION(S) HELD WITH THE       AND/OR                                                         DIRECTORSHIP(S)
           COMPANY               OFFICER                                                         HELD BY TRUSTEE
                                  SINCE
------------------------------- ---------- -------------------------------------------------- ---------------------
INDEPENDENT DIRECTORS
------------------------------- ---------- -------------------------------------------------- ---------------------

Edward K. Dunn, Jr. -- 1935       1998     Formerly, Chairman, Mercantile Mortgage Corp.;     None
Director                                   Vice Chairman, President and  Chief Operating
                                           Officer, Mercantile-Safe Deposit & Trust Co.;
                                           and President, Mercantile Bankshares Corp.
------------------------------- ---------- -------------------------------------------------- ---------------------

Jack M. Fields -- 1952            1997     Chief Executive Officer, Twenty First Century      Administaff
Director                                   Group, Inc. (government affairs company)
------------------------------- ---------- -------------------------------------------------- ---------------------

Carl Frischling** -- 1937         1991     Partner, law firm of Kramer Levin Naftalis and     Cortland Trust,
Director                                   Frankel LLP                                        Inc. (registered
                                                                                              investment company)
------------------------------- ---------- -------------------------------------------------- ---------------------

Prema Mathai-Davis -- 1950        1998     Formerly, Chief Executive Officer, YWCA of the     None
Director                                   USA
------------------------------- ---------- -------------------------------------------------- ---------------------

Lewis F. Pennock -- 1942          1991     Partner, law firm of Pennock & Cooper              None
Director
------------------------------- ---------- -------------------------------------------------- ---------------------

Ruth H. Quigley -- 1935           2001     Retired                                            None
Director
------------------------------- ---------- -------------------------------------------------- ---------------------

Louis S. Sklar -- 1939            1991     Executive Vice President, Development and          None
Director                                   Operations, Hines Interests Limited Partnership
                                           (real estate development company)
------------------------------- ---------- -------------------------------------------------- ---------------------
OTHER OFFICERS
------------------------------- ---------- -------------------------------------------------- ---------------------

Gary T. Crum -- 1947              1991     Director, Chief Executive Officer and Director     N/A
Senior Vice President                      of Investments, A I M Capital Management, Inc.;
                                           Director and Executive Vice President, A I M
                                           Management Group Inc.; Director and Senior Vice
                                           President, A I M Advisors, Inc.; and Director,
                                           A I M Distributors, Inc. and AMVESCAP PLC
------------------------------- ---------- -------------------------------------------------- ---------------------

----------
** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

------------------------------- ---------- -------------------------------------------------- ---------------------
   NAME, YEAR OF BIRTH AND       TRUSTEE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS             OTHER
  POSITION(S) HELD WITH THE       AND/OR                                                         DIRECTORSHIP(S)
           COMPANY               OFFICER                                                         HELD BY TRUSTEE
                                  SINCE
------------------------------- ---------- -------------------------------------------------- ---------------------
OTHER OFFICERS
------------------------------- ---------- -------------------------------------------------- ---------------------

Carol F. Relihan -- 1954          1991     Director, Senior Vice President, General Counsel   N/A
Senior Vice President and                  and Secretary, A I M Advisors, Inc. and A I M
Secretary                                  Management Group Inc.; Director, Vice President
                                           and General Counsel, Fund Management Company;
                                           and Vice President, A I M Fund Services, Inc.,
                                           A I M Capital Management, Inc. and A I M
                                           Distributors, Inc.
------------------------------- ---------- -------------------------------------------------- ---------------------

Robert G. Alley -- 1948           1994     Managing Director and Chief Fixed Income           N/A
Vice President                             Officer, A I M Capital Management, Inc. and Vice
                                           President, A I M Advisors, Inc.
------------------------------- ---------- -------------------------------------------------- ---------------------

Melville B. Cox -- 1943           1992     Vice President and Chief Compliance Officer,       N/A
Vice President                             A I M Advisors, Inc. and A I M Capital
                                           Management, Inc.; and Vice President, A I M
                                           Fund Services, Inc.
------------------------------- ---------- -------------------------------------------------- ---------------------

Edgar M. Larsen -- 1940           1999     Vice President, A I M Advisors, Inc.; and          N/A
Vice President                             President and Chief Investment Officer, A I M
                                           Capital Management, Inc.
------------------------------- ---------- -------------------------------------------------- ---------------------

Dana R. Sutton -- 1959            1991     Vice President and Fund Treasurer, A I M           N/A
Vice President and Treasurer               Advisors, Inc.
------------------------------- ---------- -------------------------------------------------- ---------------------

                OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2001

---------------------------- ------------------------------------------------------------- -------------------------------------
     Name of Director                     Dollar Range of Equity Securities                  Aggregate Dollar Range of Equity
                                                       Per Fund                                Securities in All Registered
                                                                                             Investment Companies Overseen by
                                                                                                Director in The AIM Family
                                                                                             of Funds--Registered Trademark--
---------------------------- ------------------------------------------------------------- -------------------------------------

Robert H. Graham             AIM Asian Growth Fund                  $50,001 - $100,000

                             AIM European Development Fund               Over $100,000
                                                                                                      Over $100,000
                             AIM Global Aggressive Growth Fund           Over $100,000

                             AIM International Equity Fund               Over $100,000
---------------------------- ------------------------------------------------------------- -------------------------------------

Frank S. Bayley              AIM Global Growth Fund                  $10,001 - $50,000              $10,001 - $50,000

                             AIM Global Income Fund                       $1 - $10,000
---------------------------- ------------------------------------------------------------- -------------------------------------

Bruce L. Crockett            AIM International Equity Fund                $1 - $10,000                 $1 - $10,000
---------------------------- ------------------------------------------------------------- -------------------------------------

Owen Daly II                 AIM International Equity Fund           $10,001 - $50,000               Over $100,000(1)
---------------------------- ------------------------------------------------------------- -------------------------------------

Albert R. Dowden                                         -0-                                          Over $100,000
---------------------------- ------------------------------------------------------------- -------------------------------------

Edward K. Dunn, Jr.          AIM Global Aggressive Growth Fund       $10,001 - $50,000
                                                                                                     Over $100,000(1)
                             AIM International Equity Fund           $10,001 - $50,000
---------------------------- ------------------------------------------------------------- -------------------------------------

Jack M. Fields                                           -0-                                         Over $100,000(1)
---------------------------- ------------------------------------------------------------- -------------------------------------

Carl Frischling                                          -0-                                         Over $100,000(1)
---------------------------- ------------------------------------------------------------- -------------------------------------

Prema Mathai-Davis           European Development                    $10,001 - $50,000               Over $100,000(1)

                             Global Aggressive Growth                $10,001 - $50,000
---------------------------- ------------------------------------------------------------- -------------------------------------

Lewis F. Pennock                                         -0-                                        $10,001 - $50,000
---------------------------- ------------------------------------------------------------- -------------------------------------

Ruth H. Quigley                                          -0-                                           $1 - $10,000
---------------------------- ------------------------------------------------------------- -------------------------------------

Louis S. Sklar               International Equity                        Over $100,000                Over $100,000(1)
---------------------------- ------------------------------------------------------------- -------------------------------------



----------
         (1) Includes the total amount of compensation deferred by the director at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX C

                           DIRECTOR COMPENSATION TABLE

         Set forth below is information regarding compensation paid or accrued for each director of the Company who was not affiliated with AIM during the year ended December 31, 2001:



                                                                RETIREMENT            ESTIMATED
                                             AGGREGATE            BENEFITS              ANNUAL              TOTAL
                                           COMPENSATION           ACCRUED              BENEFITS          COMPENSATION
                                             FROM THE              BY ALL                UPON            FROM ALL AIM
                DIRECTOR                    COMPANY(1)          AIM FUNDS(2)         RETIREMENT(3)        FUNDS(4)(5)
------------------------------------     ----------------     ----------------     ----------------     ----------------
Frank S. Bayley(6)                       $            667     $            -0-     $         75,000     $        112,000
------------------------------------     ----------------     ----------------     ----------------     ----------------
Bruce L. Crockett                                   8,558               36,312               75,000              126,500
------------------------------------     ----------------     ----------------     ----------------     ----------------
Owen Daly II(7)                                     8,558               33,318               75,000              126,500
------------------------------------     ----------------     ----------------     ----------------     ----------------
Albert R. Dowden                                    7,609                3,193               75,000              126,500
------------------------------------     ----------------     ----------------     ----------------     ----------------
Edward K. Dunn, Jr.                                 8,558                8,174               75,000              126,500
------------------------------------     ----------------     ----------------     ----------------     ----------------
Jack M. Fields                                      8,458               19,015               75,000              126,500
------------------------------------     ----------------     ----------------     ----------------     ----------------
Carl Frischling(8)                                  8,530               54,394               75,000              126,500
------------------------------------     ----------------     ----------------     ----------------     ----------------
Prema Mathai-Davis                                  8,558               21,056               75,000              126,500
------------------------------------     ----------------     ----------------     ----------------     ----------------
Lewis F. Pennock                                    8,558               37,044               75,000              126,500
------------------------------------     ----------------     ----------------     ----------------     ----------------
Ruth H. Quigley(6)                                    695                  -0-               75,000              112,500
------------------------------------     ----------------     ----------------     ----------------     ----------------
Louis S. Sklar                                      8,316               53,911               75,000              123,000
====================================     ================     ================     ================     ================

(1) The total amount of compensation deferred by all directors of the Company during the fiscal year ended October 31, 2001, including earnings, was $74,462.

(2) During the fiscal year ended October 31, 2001, the total amount of expenses allocated to the Company in respect of such retirement benefits was $17,470.

(3) Amounts shown assume each director serves until his or her normal retirement date.

(4) All directors currently serve as directors or trustees of sixteen registered investment companies advised by AIM.

(5) During the fiscal year ended October 31, 2001, the Company received reimbursement for compensation paid to the directors of $2,276. During the year ended December 31, 2001, all AIM Funds received reimbursement of total compensation paid to the directors of $31,500.

(6) Mr. Bayley and Miss Quigley were elected to serve as directors on September 28, 2001.

(7)      Mr. Daly retired as director on December 31, 2001.

(8) During the fiscal year ended October 31, 2001 the Company paid $28,988 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent directors of the Company. Mr. Frischling is a partner of such firm. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                                   APPENDIX D

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Company, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Company's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of February 1, 2002.

AIM ASIAN GROWTH FUND

---------------------------------------- ------------------------- -------------------------- -------------------------
                                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES
---------------------------------------- ------------------------- -------------------------- -------------------------
NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
---------------------------------------- ------------------------- -------------------------- -------------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration                          -0-                        -0-                      11.12%
4800 Deer Lake Dr East 2nd Floor
Jacksonville FL, 32246
---------------------------------------- ------------------------- -------------------------- -------------------------

AIM EUROPEAN DEVELOPMENT FUND

---------------------------------------- ------------------------- -------------------------- -------------------------
                                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES
---------------------------------------- ------------------------- -------------------------- -------------------------
NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
---------------------------------------- ------------------------- -------------------------- -------------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration                         6.13%                      7.70%                     21.41%
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246
---------------------------------------- ------------------------- -------------------------- -------------------------
Charles Schwab & Co. Inc.
Reinvestment Account
101 Montgomery St.                                 -0-                        -0-                      6.91%
San Francisco, CA 94104
---------------------------------------- ------------------------- -------------------------- -------------------------

AIM GLOBAL AGGRESSIVE GROWTH FUND

---------------------------------------- ------------------------- -------------------------- -------------------------
                                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES
---------------------------------------- ------------------------- -------------------------- -------------------------
NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
---------------------------------------- ------------------------- -------------------------- -------------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration                         8.93%                     18.35%                     23.93%
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246
---------------------------------------- ------------------------- -------------------------- -------------------------


AIM GLOBAL GROWTH FUND

---------------------------------------- ------------------------- -------------------------- -------------------------
                                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES
---------------------------------------- ------------------------- -------------------------- -------------------------
NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
---------------------------------------- ------------------------- -------------------------- -------------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration                         6.32%                     11.75%                     25.43%
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246
---------------------------------------- ------------------------- -------------------------- -------------------------

AIM GLOBAL INCOME FUND

---------------------------------------- ------------------------- -------------------------- -------------------------
                                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES
---------------------------------------- ------------------------- -------------------------- -------------------------
NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
---------------------------------------- ------------------------- -------------------------- -------------------------
Charles Schwab & Co Inc.
Reinvestment Account
101 Montgomery St                                 9.74%                       -0-                       -0-
San Francisco, CA 94104-0000
---------------------------------------- ------------------------- -------------------------- -------------------------

AIM INTERNATIONAL EQUITY FUND

-------------------------------------- --------------------- -------------------- ------------------ ------------------
                                             CLASS A               CLASS B             CLASS C         INSTITUTIONAL
                                              SHARES               SHARES              SHARES          CLASS SHARES
-------------------------------------- --------------------- -------------------- ------------------ ------------------
NAME AND ADDRESS OF                      PERCENTAGE OWNED      PERCENTAGE OWNED     PERCENTAGE OWNED  PERCENTAGE OWNED
PRINCIPAL HOLDER                                OF                    OF                   OF                OF
                                              RECORD                RECORD               RECORD            RECORD
-------------------------------------- --------------------- -------------------- ------------------ ------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration                     23.66%               28.27%              48.70%              N/A*
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246
-------------------------------------- --------------------- -------------------- ------------------ ------------------

* As of the date of this SAI, Institutional Class shares of the Fund had not yet commenced operations.

MANAGEMENT OWNERSHIP

         As of February 1, 2002, the directors and officers as a group owned less than 1% of the shares outstanding of each class of each Fund.

                                   APPENDIX E

                                 MANAGEMENT FEES

         For the last three fiscal years ended October 31, the management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund were as follows:

     FUND NAME                             2001                                           2000
--------------------  ----------------------------------------------  ----------------------------------------------
                        MANAGEMENT    MANAGEMENT FEE  NET MANAGEMENT    MANAGEMENT    MANAGEMENT FEE  NET MANAGEMENT
                       FEE PAYABLE        WAIVERS        FEE PAID      FEE PAYABLE        WAIVERS        FEE PAID
--------------------  --------------  --------------  --------------  --------------  --------------  --------------

AIM Asian Growth
Fund                  $    1,142,549  $      418,664  $      723,885  $      985,987  $       92,285  $      893,672
--------------------  --------------  --------------  --------------  --------------  --------------  --------------

AIM European
Development Fund           3,723,648             741       3,722,907       4,248,118             -0-       4,248,118
--------------------  --------------  --------------  --------------  --------------  --------------  --------------

AIM Global
Aggressive Growth
Fund                      14,440,026           4,957      14,435,069      22,245,857             -0-      22,245,857
--------------------  --------------  --------------  --------------  --------------  --------------  --------------

AIM Global Growth
Fund                      10,072,947       1,367,253       8,705,694      11,431,836         125,000      11,306,836
--------------------  --------------  --------------  --------------  --------------  --------------  --------------

AIM Global Income
Fund                       1,138,755         662,056         476,699         818,240         531,491         286,749
--------------------  --------------  --------------  --------------  --------------  --------------  --------------

AIM International
Equity Fund               26,188,064       1,184,439      25,003,625      35,553,208       1,697,400      33,855,808
--------------------  --------------  --------------  --------------  --------------  --------------  --------------



     FUND NAME                             1999
--------------------   ----------------------------------------------
                         MANAGEMENT    MANAGEMENT FEE  NET MANAGEMENT
                        FEE PAYABLE       WAIVERS         FEE PAID
--------------------   --------------  --------------  --------------

AIM Asian Growth
Fund                   $      246,413  $      207,130  $       39,283
--------------------   --------------  --------------  --------------

AIM European
Development Fund            1,607,698             -0-       1,607,698
--------------------   --------------  --------------  --------------

AIM Global
Aggressive Growth
Fund                       15,416,368             -0-      15,416,368
--------------------   --------------  --------------  --------------

AIM Global Growth
Fund                        5,898,665             -0-       5,898,665
--------------------   --------------  --------------  --------------

AIM Global Income
Fund                          703,524         423,180         280,344
--------------------   --------------  --------------  --------------

AIM International
Equity Fund                25,205,776       1,122,543      24,083,233
--------------------   --------------  --------------  --------------

                                   APPENDIX F

                          ADMINISTRATIVE SERVICES FEES

         The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended October 31:

            FUND NAME                     2001            2000            1999
-----------------------------------  --------------  --------------  --------------

AIM Asian Growth Fund                $       50,000  $       50,000  $       74,007
-----------------------------------  --------------  --------------  --------------


AIM European Development Fund                98,393         109,571          75,332
-----------------------------------  --------------  --------------  --------------


AIM Global Aggressive Growth Fund           173,416         182,264         127,117
-----------------------------------  --------------  --------------  --------------

AIM Global Growth Fund                      151,718         145,994          97,142
-----------------------------------  --------------  --------------  --------------

AIM Global Income Fund                       50,000          50,000          66,799
-----------------------------------  --------------  --------------  --------------


AIM International Equity Fund               239,396         222,616         150,312
-----------------------------------  --------------  --------------  --------------

                                   APPENDIX G

                              BROKERAGE COMMISSIONS


         Brokerage commissions paid by each of the Funds during the last three fiscal years were as follows:

                  FUND                    2001             2000             1999
                  ----                ------------     ------------     ------------

AIM Asian Growth Fund                 $    639,860     $    399,380     $    327,148
AIM European Development Fund            1,659,105        2,421,258          915,158
AIM Global Aggressive Growth Fund        4,823,156        4,389,277        4,648,141
AIM Global Growth Fund                   3,878,451        3,310,002        1,919,718
AIM Global Income Fund                       1,713              -0-              813
AIM International Equity Fund            9,379,067       12,585,724        9,975,166


          The variation in the brokerage commissions paid by AIM Asian Growth Fund for the fiscal year ended October 31, 2001, as compared to the two prior fiscal years, was due to fluctuations in asset levels, increased portfolio turnover and record market volatility.

                                   APPENDIX H

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS


         During the last fiscal year ended October 31, 2001, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

                                                                                       Related
Fund                                                       Transactions         Brokerage Commissions
----                                                       ------------         ---------------------

AIM Asian Growth Fund                                     $       727,389          $        1,539
AIM European Development Fund                                  29,735,193                  53,409
AIM Global Aggressive Growth Fund                             146,271,124                 219,801
AIM Global Growth Fund                                        222,470,023                 262,203
AIM Global Income Fund                                                -0-                     -0-
AIM International Equity Fund                                 105,774,615                 178,024

         During the last fiscal year ended October 31, 2001, the Funds held securities issued by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:

              Fund                          Security                                Market Value
              ----                          --------                                ------------

AIM European Development Fund               Man Group PLC
                                            Common Stock                         $      6,979,913

AIM Global Growth Fund                      Morgan Stanley Dean Witter & Co.
                                            Common Stock                               10,028,600
                                            Goldman Sachs Group, Inc. (The)
                                            Common Stock                               10,160,800
                                            Lehman Brothers Holdings Inc.
                                            Common Stock                                9,056,700

AIM International Equity Fund               Man Group PLC
                                            Common Stock                               11,367,149


              Fund                          Bonds/Notes                             Market Value
              ----                          -----------                             ------------

AIM Global Income Fund                      Morgan Stanley Dean Witter & Co.
                                            Bond                                 $        630,342
                                            Lehman Brothers Holdings Inc.
                                            Note                                          147,675
                                            Salomon Smith Barney Holdings Inc.
                                            Note                                        1,104,280

                                   APPENDIX I

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS


         A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the fiscal year ended October 31, 2001 follows:

                                                       CLASS A                    CLASS B                 CLASS C
FUND                                                   SHARES                     SHARES                  SHARES
----                                                ------------              --------------           -----------

AIM Asian Growth Fund                               $    279,427              $      341,091           $    63,229
AIM European Development Fund                            744,355                   1,362,388               430,512
AIM Global Aggressive Growth Fund                      3,928,551                   8,163,001               379,927
AIM Global Growth Fund                                 2,878,873                   5,513,030               695,408
AIM Global Income Fund                                   534,690                     536,152                21,261
AIM International Equity Fund                          5,554,261                   7,879,400             2,148,690

                                   APPENDIX J

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS


         An estimate by category of the allocation of actual fees paid by Class A Shares of the Funds during the year ended October 31, 2001, follows:



                                                      PRINTING &                     UNDERWRITERS       DEALERS
                                     ADVERTISING       MAILING         SEMINARS      COMPENSATION    COMPENSATION
                                     ------------    ------------    ------------    ------------    ------------

AIM Asian Growth Fund                $     29,613    $      2,263    $      9,066    $        -0-    $    238,485
AIM European Development Fund              88,679           6,726          28,224             -0-         620,726
AIM Global Aggressive Growth Fund          21,978           1,542           6,033             -0-       3,898,998
AIM Global Growth Fund                     36,809           2,359           8,595             -0-       2,831,110
AIM Global Income Fund                     11,246             751           2,608             -0-         520,085
AIM International Equity Fund             300,816          21,613          86,349             -0-       5,145,483

         An estimate by category of the allocation of actual fees paid by Class B Shares of the Funds during the year ended October 31, 2001, follows:


                                                          PRINTING &                        UNDERWRITERS         DEALERS
                                       ADVERTISING         MAILING          SEMINARS        COMPENSATION      COMPENSATION
                                     --------------    --------------    --------------    --------------    --------------

AIM Asian Growth Fund                $        5,345    $          -0-    $        2,138    $      255,818    $       77,790
AIM European Development Fund                47,499             3,124            14,464         1,021,791           275,511
AIM Global Aggressive Growth Fund            98,510             6,536            25,937         6,122,251         1,909,767
AIM Global Growth Fund                       92,165             6,084            22,794         4,134,773         1,257,214
AIM Global Income Fund                        4,340               323             1,076           402,114           128,299
AIM International Equity Fund               138,118             9,089            35,946         5,909,550         1,786,697

         An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the year ended October 31, 2001, follows:


                                                         PRINTING &                         UNDERWRITERS         DEALERS
                                       ADVERTISING        MAILING           SEMINARS        COMPENSATION      COMPENSATION
                                     --------------    --------------    --------------    --------------    --------------

AIM Asian Growth Fund                $        2,476    $          134    $        1,118    $       19,165    $       40,336
AIM European Development Fund                25,322             2,013             7,455           148,501           247,222
AIM Global Aggressive Growth Fund            16,977             1,250             4,340            97,704           262,656
AIM Global Growth Fund                       36,038             2,459             8,693           199,739           448,478
AIM Global Income Fund                        1,345               295               -0-             4,921            14,700
AIM International Equity Fund                76,649             5,519            22,144           507,760         1,533,618

                                   APPENDIX K

                               TOTAL SALES CHARGES


         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the last three fiscal years ending October 31:

                                             2001                      2000                      1999
                                    -----------------------   -----------------------   -----------------------
                                       SALES       AMOUNT       SALES        AMOUNT       SALES       AMOUNT
                                      CHARGES     RETAINED     CHARGES      RETAINED     CHARGES      RETAINED
                                    ----------   ----------   ----------   ----------   ----------   ----------

AIM Asian Growth Fund               $  169,938   $   28,223   $  403,908   $   64,327   $  251,652   $   43,007
AIM European Development Fund          770,414      123,615    2,672,361      432,931      870,792      143,067
AIM Global Aggressive Growth Fund    1,290,767      235,749    3,762,517      667,333    1,335,400      267,534
AIM Global Growth Fund               1,282,262      219,358    3,448,542      619,969    1,035,250      195,571
AIM Global Income Fund                  78,200       13,996      141,875       26,727      159,748       28,250
AIM International Equity Fund        1,798,293      291,152    5,026,625      735,919    2,222,910      446,482

         The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C shareholders and retained by AIM Distributors for the last three fiscal years ended October 31:

                                        2001           2000            1999
                                    ------------   ------------   ------------

AIM Asian Growth Fund               $     61,331   $     10,620   $    240,319
AIM European Development Fund            142,050        117,258         50,219
AIM Global Aggressive Growth Fund        114,760         72,714        101,594
AIM Global Growth Fund                    74,887         44,181         24,812
AIM Global Income Fund                     3,017          6,061          3,743
AIM International Equity Fund            315,479        263,758        157,129

                                   APPENDIX L

                                PERFORMANCE DATA


         The average annual total returns (including sales load) for each Fund, with respect to its Class A shares, for the periods ended October 31, 2001, are as follows:

                                                                           PERIODS ENDED
                                                                          OCTOBER 31, 2001
                                                         ------------------------------------------------------
                                                                                         SINCE       INCEPTION
         CLASS A SHARES:                                 1 YEAR           5 YEARS       INCEPTION       DATE
         --------------                                  ------           -------       ---------     ---------
AIM Asian Growth Fund                                    -23.87%           N/A           -4.88%       11/03/97
AIM European Development Fund                            -33.84%           N/A           11.84%       11/03/97
AIM Global Aggressive Growth Fund                        -41.77%          0.15%           6.76%       09/15/94
AIM Global Growth Fund                                   -43.96%          1.69%           6.55%       09/15/94
AIM Global Income Fund                                     3.53%          2.55%           5.50%       09/15/94
AIM International Equity Fund                            -31.93%          0.87%           7.34%       04/07/92


         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the periods ended October 31, 2001, are as follows:

                                                                            PERIODS ENDED
                                                                           OCTOBER 31, 2001
                                                         ------------------------------------------------------
                                                                                         SINCE      INCEPTION
         CLASS B SHARES:                                 1 YEAR         5 YEARS        INCEPTION       DATE
         --------------                                  ------         -------        ---------    ---------
AIM Asian Growth Fund                                    -23.91%           N/A          -4.95%       11/03/97
AIM European Development Fund                            -33.97%           N/A          12.09%       11/03/97
AIM Global Aggressive Growth Fund                        -41.59%          0.28%          6.91%       09/15/94
AIM Global Growth Fund                                   -44.42%          1.76%          6.70%       09/15/94
AIM Global Income Fund                                     3.08%          2.72%          5.68%       09/15/94
AIM International Equity Fund                            -31.79%          0.90%          3.55%       09/15/94


         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the periods ended October 31, 2001, are as follows:

                                                                          PERIODS ENDED
                                                                         OCTOBER 31, 2001
                                                           -------------------------------------------------
                                                                                                  INCEPTION
         CLASS C SHARES:                                   1 YEAR         SINCE INCEPTION           DATE
         --------------                                    ------         ---------------         ---------

AIM Asian Growth Fund                                      -20.74%             -4.25%              11/03/97
AIM European Development Fund                              -31.16%             12.65%              11/03/97
AIM Global Aggressive Growth Fund                          -39.65%             -3.15%              08/04/97
AIM Global Growth Fund                                     -42.04%             -2.50%              08/04/97
AIM Global Income Fund                                       7.08%              2.31%              08/04/97
AIM International Equity Fund                              -29.13%             -2.77%              08/04/97

         The cumulative total returns (including sales load) for each Fund, with respect to its Class A shares, for the periods ended October 31, 2001, are as follows:

                                                                            PERIODS ENDED
                                                                           OCTOBER 31, 2001
                                                         --------------------------------------------------
                                                                                       SINCE      INCEPTION
         CLASS A SHARES:                                 1 YEAR         5 YEARS      INCEPTION       DATE
         --------------                                  ------         -------      ---------    ---------
AIM Asian Growth Fund                                    -23.87%          N/A         -18.11%      11/03/97
AIM European Development Fund                            -33.84%          N/A          56.29%      11/03/97
AIM Global Aggressive Growth Fund                        -41.77%         0.76%         59.39%      09/15/94
AIM Global Growth Fund                                   -43.96%         8.72%         57.13%      09/15/94
AIM Global Income Fund                                     3.53%        13.44%         46.47%      09/15/94
AIM International Equity Fund                            -31.93%         4.43%         96.93%      04/07/92


         The cumulative returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the periods ended October 31, 2001, are as follows:

                                                                              PERIODS ENDED
                                                                            OCTOBER 31, 2001
                                                          ---------------------------------------------------
                                                                                        SINCE       INCEPTION
         CLASS B SHARES:                                  1 YEAR        5 YEARS       INCEPTION        DATE
         --------------                                   ------        -------       ---------     ---------
AIM Asian Growth Fund                                    -23.91%           N/A         -18.33%       11/03/97
AIM European Development Fund                            -33.97%           N/A          57.70%       11/03/97
AIM Global Aggressive Growth Fund                        -41.59%          1.43%         61.00%       09/15/94
AIM Global Growth Fund                                   -44.42%          9.09%         58.80%       09/15/94
AIM Global Income Fund                                     3.08%         14.37%         48.21%       09/15/94
AIM International Equity Fund                            -31.79%          4.57%         28.21%       09/15/94


         The cumulative total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the periods ended October 31, 2001, are as follows:

                                                                           PERIODS ENDED
                                                                          OCTOBER 31, 2001
                                                           --------------------------------------------------
                                                                                                    INCEPTION
         CLASS C SHARES:                                   1 YEAR         SINCE INCEPTION             DATE
         --------------                                    ------         ---------------           ---------
AIM Asian Growth Fund                                      -20.74%             -15.91%              11/03/97
AIM European Development Fund                              -31.16%              60.90%              11/03/97
AIM Global Aggressive Growth Fund                          -39.65%             -12.71%              08/04/97
AIM Global Growth Fund                                     -42.04%             -10.19%              08/04/97
AIM Global Income Fund                                       7.08%              10.18%              08/04/97
AIM International Equity Fund                              -29.13%             -11.23%              08/04/97

         The average annual total returns (after taxes on distributions and including sales loads) for each Fund, with respect to its Class A shares, for the periods ended October 31, 2001, are as follows:

                                                                           PERIODS ENDED
                                                                          OCTOBER 31, 2001
                                                         ----------------------------------------------------
                                                                                        SINCE       INCEPTION
         CLASS A SHARES:                                 1 YEAR        5 YEARS        INCEPTION       DATE
         --------------                                  ------        -------        ---------     ---------
AIM Asian Growth Fund                                    -23.92%         N/A            -4.95%       11/03/97
AIM European Development Fund                            -33.84%         N/A            11.83%       11/03/97
AIM Global Aggressive Growth Fund                        -44.15%       -0.89%            5.96%       09/15/94
AIM Global Growth Fund                                   -43.99%        1.20%            6.09%       09/15/94
AIM Global Income Fund                                     0.89%        0.34%            2.90%       09/15/94
AIM International Equity Fund                            -32.90%        0.15%            6.72%       04/07/92


         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the periods ended October 31, 2001, are as follows:

                                                                           PERIODS ENDED
                                                                         OCTOBER 31, 2001
                                                        -----------------------------------------------------
                                                                                       SINCE        INCEPTION
         CLASS B SHARES:                                1 YEAR          5 YEARS       INCEPTION       DATE
         --------------                                 ------          -------       ---------     ---------
AIM Asian Growth Fund                                    -23.97%          N/A           -4.97%       11/03/97
AIM European Development Fund                            -33.97%          N/A           12.09%       11/03/97
AIM Global Aggressive Growth Fund                        -44.17%        -0.81%           6.08%       09/15/94
AIM Global Growth Fund                                   -44.44%         1.25%           6.24%       09/15/94
AIM Global Income Fund                                     0.53%         0.68%           3.27%       09/15/94
AIM International Equity Fund                            -32.85%         0.23%           2.81%       09/15/94


         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the periods ended October 31, 2001, are as follows:


                                                                           PERIODS ENDED
                                                                          OCTOBER 31, 2001
                                                           -----------------------------------------------
                                                                           SINCE               INCEPTION
         CLASS C SHARES:                                   1 YEAR         INCEPTION               DATE
         --------------                                    ------         ---------             ---------
AIM Asian Growth Fund                                      -20.79%          -4.28%              11/03/97
AIM European Development Fund                              -31.16%          12.65%              11/03/97
AIM Global Aggressive Growth Fund                          -42.23%          -4.38%              08/04/97
AIM Global Growth Fund                                     -42.07%          -3.06%              08/04/97
AIM Global Income Fund                                       4.53%           0.49%              08/04/97
AIM International Equity Fund                              -30.19%          -3.34%              08/04/97

         The average annual total returns (after taxes on distributions and redemption and including sales load) for each Fund, with respect to its Class A shares, for the periods ended October 31, 2001, are as follows:

                                                                          PERIODS ENDED
                                                                         OCTOBER 31, 2001
                                                          -----------------------------------------------
                                                                                     SINCE      INCEPTION
         CLASS A SHARES:                                  1 YEAR       5 YEARS     INCEPTION      DATE
         --------------                                   ------       -------     ---------    ---------
AIM Asian Growth Fund                                    -14.47%          N/A       -3.86%       11/03/97
AIM European Development Fund                            -20.61%          N/A        9.76%       11/03/97
AIM Global Aggressive Growth Fund                        -21.43%         0.80%       5.91%       09/15/94
AIM Global Growth Fund                                   -26.73%         1.44%       5.43%       09/15/94
AIM Global Income Fund                                     2.09%         0.94%       3.11%       09/15/94
AIM International Equity Fund                            -18.01%         0.83%       6.12%       04/07/92


         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the periods ended October 31, 2001, are as follows:

                                                                          PERIODS ENDED
                                                                         OCTOBER 31, 2001
                                                        -----------------------------------------------------
                                                                                        SINCE       INCEPTION
         CLASS B SHARES:                                  1 YEAR        5 YEARS       INCEPTION       DATE
         --------------                                   ------        -------       ---------     ---------
AIM Asian Growth Fund                                    -14.49%          N/A           -3.89%       11/03/97
AIM European Development Fund                            -20.69%          N/A            9.97%       11/03/97
AIM Global Aggressive Growth Fund                        -20.96%         0.95%           6.05%       09/15/94
AIM Global Growth Fund                                   -27.01%         1.51%           5.57%       09/15/94
AIM Global Income Fund                                     1.82%         1.17%           3.38%       09/15/94
AIM International Equity Fund                            -17.78%         0.91%           2.91%       09/15/94


         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the periods ended October 31, 2001, are as follows:

                                                                          PERIODS ENDED
                                                                         OCTOBER 31, 2001
                                                           --------------------------------------------------
                                                                                                    INCEPTION
         CLASS C SHARES:                                   1 YEAR         SINCE INCEPTION             DATE
         --------------                                    ------         ---------------           ---------
AIM Asian Growth Fund                                      -12.56%             -3.35%               11/03/97
AIM European Development Fund                              -18.98%             10.45%               11/03/97
AIM Global Aggressive Growth Fund                          -19.79%             -1.70%               08/04/97
AIM Global Growth Fund                                     -25.56%             -1.88%               08/04/97
AIM Global Income Fund                                       4.26%              0.96%               08/04/97
AIM International Equity Fund                              -16.15%             -1.93%               08/04/97

                              FINANCIAL STATEMENTS
































                                       FS

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of AIM Asian Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Asian Growth Fund (one of the funds constituting AIM International Funds, Inc.; hereinafter referred to as the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended October 31, 2000 and the financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2001
Houston, Texas

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholders of AIM International Funds, Inc.:

We have audited the accompanying statement of changes in net assets of AIM Asian Growth Fund (a portfolio of AIM International Funds, Inc.) for the year ended October 31, 2000 and the financial highlights for each of the periods in the two-year period then ended and the period November 3, 1997 (date operations commenced) through October 31, 1998. This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Asian Growth Fund for the year ended October 31, 2000 and the financial highlights for each of the periods in the two-year period then ended and the period November 3, 1997 (date operations commenced) through October 31, 1998, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP


December 6, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                              MARKET
                                                 SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-96.85%

AUSTRALIA-17.76%

Billabong International Ltd. (Movies &
  Entertainment)                                  338,300   $ 1,348,180
-----------------------------------------------------------------------
BRL Hardy Ltd. (Distillers & Vintners)            374,100     2,023,618
-----------------------------------------------------------------------
Computershare Ltd. (Data Processing Services)     550,500     1,393,230
-----------------------------------------------------------------------
CSL Ltd. (Pharmaceuticals) (Acquired
  06/09/00-09/27/01; Cost $2,020,189)(a)          119,500     3,024,900
-----------------------------------------------------------------------
ERG Ltd. (Electronic Equipment & Instruments)   1,146,200       380,553
-----------------------------------------------------------------------
Ramsay Health Care Ltd. (Health Care
  Facilities)                                     616,000     1,535,140
-----------------------------------------------------------------------
ResMed Inc. (Health Care Equipment)(b)             94,900       558,599
-----------------------------------------------------------------------
Securenet Ltd. (Internet Software &
  Services)(b)                                    394,800       329,683
-----------------------------------------------------------------------
Sonic Health Care Ltd. (Health Care
  Distributors & Services)                        254,300     1,097,602
-----------------------------------------------------------------------
St. George Bank Ltd. (Banks)                      296,000     2,431,583
-----------------------------------------------------------------------
Woolworths Ltd. (Food Retail)                     385,400     2,198,548
=======================================================================
                                                             16,321,636
=======================================================================

CHINA-3.59%

AsiaInfo Holdings, Inc. (Internet Software &
  Services)(b)                                    107,900     1,440,465
-----------------------------------------------------------------------
Travelsky Technology Ltd. (Diversified
  Commercial Services) (Acquired 02/01/01;
  Cost $1,317,422)(a)(b)                        2,481,000     1,860,786
=======================================================================
                                                              3,301,251
=======================================================================

HONG KONG-25.53%

Asia Satellite Telecommunications Holdings
  Ltd. (Alternative Carriers)                     539,000       691,039
-----------------------------------------------------------------------
Cheung Kong Holdings Ltd. (Real Estate
  Management & Development)                       256,000     2,166,195
-----------------------------------------------------------------------
China Mobile Ltd. (Wireless Telecommunication
  Services)(b)                                    191,000       579,133
-----------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)                                      79,600     1,562,548
-----------------------------------------------------------------------
Convenience Retail Asia Ltd. (Food Retail)
  (Acquired 03/16/01-03/28/01; Cost
  $503,075)(a)(b)                               3,274,000     1,028,392
-----------------------------------------------------------------------
Dah Sing Financial Group (Banks)                  537,600     2,329,645
-----------------------------------------------------------------------
Denway Motors Ltd. (Automobile Manufacturers)   8,513,600     2,837,921
-----------------------------------------------------------------------
Esprit Holdings Ltd. (Apparel Retail)           3,178,000     3,341,039
-----------------------------------------------------------------------
Giordano International Ltd. (Apparel Retail)    5,203,000     2,201,312
-----------------------------------------------------------------------
Global Bio-Chem Technology Group Co. Ltd.
  (Agricultural Products)                       3,672,000     1,071,021
-----------------------------------------------------------------------
Johnson Electric Holdings Ltd. (Electrical
  Components & Equipment)                         449,000       391,443
-----------------------------------------------------------------------
Legend Holdings Ltd. (Computer Hardware)        1,512,000       634,858
-----------------------------------------------------------------------
Li & Fung Ltd. (Distributors)                   2,816,000     2,689,693
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
HONG KONG-(CONTINUED)

Texwinca Holdings Ltd. (Textiles)               3,940,000   $ 1,439,643
-----------------------------------------------------------------------
Tingyi Holding Corp. (Packaged Foods)           3,392,000       500,112
=======================================================================
                                                             23,463,994
=======================================================================

INDIA-16.05%

Cipla Ltd. (Pharmaceuticals)                       89,000     1,971,112
-----------------------------------------------------------------------
Dr. Reddy's Laboratories Ltd.
  (Pharmaceuticals)                               200,000     4,355,907
-----------------------------------------------------------------------
HDFC Bank Ltd.-ADR (Banks)(b)                     143,300     2,181,026
-----------------------------------------------------------------------
Infosys Technologies Ltd. (IT Consulting &
  Services)                                        35,969     2,184,298
-----------------------------------------------------------------------
ITC Ltd. (Tobacco)                                 70,000     1,002,084
-----------------------------------------------------------------------
Nestle India Ltd. (Packaged Foods)                231,000     2,401,216
-----------------------------------------------------------------------
Satyam Computer Services Ltd. (IT Consulting
  & Services)                                     149,000       435,605
-----------------------------------------------------------------------
Satyam Computer Services Ltd.-ADR (IT
  Consulting & Services)                           33,200       222,440
=======================================================================
                                                             14,753,688
=======================================================================

NEW ZEALAND-1.41%

Sky Network Television Ltd. (Broadcasting &
  Cable TV)(b)                                    855,000     1,213,675
-----------------------------------------------------------------------
Sky Network Television Ltd.-ADR (Broadcasting
  & Cable TV)(b)                                    5,400        76,922
=======================================================================
                                                              1,290,597
=======================================================================

PHILIPPINES-2.29%

Bank of the Philippine Islands (Banks)            789,987       615,871
-----------------------------------------------------------------------
SM Prime Holdings, Inc. (Real Estate
  Management & Development)                    13,790,900     1,486,603
=======================================================================
                                                              2,102,474
=======================================================================

SINGAPORE-7.97%

Datacraft Asia Ltd. (Networking Equipment)        957,384     3,101,924
-----------------------------------------------------------------------
Sembcorp Logistics Ltd. (Marine Ports &
  Services)                                     2,532,000     2,193,891
-----------------------------------------------------------------------
United Overseas Bank Ltd. (Banks)                 362,000     2,024,897
=======================================================================
                                                              7,320,712
=======================================================================

SOUTH KOREA-12.46%

Hite Brewery Co., Ltd. (Brewers)                   22,000       800,929
-----------------------------------------------------------------------
Kook Soon Dang Co., Ltd. (Brewers)                 42,000       863,749
-----------------------------------------------------------------------
Kookmin Credit Card Co., Ltd. (Consumer
  Finance)                                         90,700     2,430,844
-----------------------------------------------------------------------
Korea Telecom Corp.-ADR (Integrated
  Telecommunication Services)                      56,884     1,185,463
-----------------------------------------------------------------------
Pacific Corp. (Personal Products)                  13,000       906,274
-----------------------------------------------------------------------
Samsung Electronics Co., Ltd.
  (Semiconductors)                                 19,514     2,622,524
-----------------------------------------------------------------------
Samsung Fire & Marine Ins. Co. Ltd. (Property
  & Casualty Insurance)                            40,000     1,254,841
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
SOUTH KOREA-(CONTINUED)

Shinsegae Co., Ltd. (Department Stores)            13,000   $   925,407
-----------------------------------------------------------------------
SK Telecom Co., Ltd.-ADR (Wireless
  Telecommunication Services)                      22,000       463,760
=======================================================================
                                                             11,453,791
=======================================================================

TAIWAN-8.80%

Ambit Microsystems Corp. (Computer Storage &
  Peripherals)                                    587,800     2,359,719
-----------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.
  (Electronics-Component Distributors)             69,000       255,990
-----------------------------------------------------------------------
MediaTeK Inc. (Semiconductors)(b)                 315,000     2,711,739
-----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(b)                           1,558,064     2,754,838
=======================================================================
                                                              8,082,286
=======================================================================

THAILAND-0.99%

Advanced Info Service Public Co. Ltd.
  (Wireless Telecommunication Services)           980,000       909,640
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $89,270,250)                           89,000,069
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
MONEY MARKET FUNDS-3.08%

STIC Liquid Assets Portfolio(c)                $1,417,288   $ 1,417,288
-----------------------------------------------------------------------
STIC Prime Portfolio(c)                         1,417,288     1,417,288
=======================================================================
    Total Money Market Funds (Cost
      $2,834,576)                                             2,834,576
=======================================================================
TOTAL INVESTMENTS-99.93% (Cost $92,104,826)                  91,834,645
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.07%                              65,057
=======================================================================
NET ASSETS-100.00%                                          $91,899,702
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 10/31/01 was $5,914,078 which represented 6.44% of the Fund's net assets.
(b)  Non-income producing security.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $92,104,826)*                                 $ 91,834,645
------------------------------------------------------------
Foreign currencies, at value (cost $2,186,768)     2,186,866
------------------------------------------------------------
Cash                                               1,620,000
------------------------------------------------------------
Receivables for:
  Investments sold                                   292,619
------------------------------------------------------------
  Capital stock sold                                 896,856
------------------------------------------------------------
  Dividends                                           99,871
------------------------------------------------------------
Investment for deferred compensation plan             20,030
------------------------------------------------------------
Collateral for securities loaned                   1,308,800
------------------------------------------------------------
Other assets                                          34,226
============================================================
    Total assets                                  98,293,913
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            1,646,286
------------------------------------------------------------
  Capital stock reacquired                         3,182,059
------------------------------------------------------------
  Deferred compensation plan                          20,030
------------------------------------------------------------
  Collateral upon return of securities loaned      1,308,800
------------------------------------------------------------
Accrued distribution fees                             70,263
------------------------------------------------------------
Accrued directors' fees                                  861
------------------------------------------------------------
Accrued transfer agent fees                           79,257
------------------------------------------------------------
Accrued operating expenses                            86,655
============================================================
    Total liabilities                              6,394,211
============================================================
Net assets applicable to shares outstanding     $ 91,899,702
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 61,729,156
____________________________________________________________
============================================================
Class B                                         $ 25,478,569
____________________________________________________________
============================================================
Class C                                         $  4,691,977
____________________________________________________________
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      7,185,304
____________________________________________________________
============================================================
Class B:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      3,041,301
____________________________________________________________
============================================================
Class C:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                        560,347
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       8.59
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.59 divided by
      94.50%)                                   $       9.09
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       8.38
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       8.37
____________________________________________________________
============================================================

* At October 31, 2001, securities with an aggregate market value of $1,686,183 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $146,079)                                     $  1,864,534
------------------------------------------------------------
Dividends from affiliated money market funds         416,305
------------------------------------------------------------
Interest                                              24,212
------------------------------------------------------------
Security lending income                               41,370
============================================================
    Total investment income                        2,346,421
============================================================

EXPENSES:

Advisory fees                                      1,142,549
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                       198,947
------------------------------------------------------------
Distribution fees -- Class A                         279,427
------------------------------------------------------------
Distribution fees -- Class B                         341,091
------------------------------------------------------------
Distribution fees -- Class C                          63,229
------------------------------------------------------------
Transfer agent fees -- Class A                       523,159
------------------------------------------------------------
Transfer agent fees -- Class B                       225,236
------------------------------------------------------------
Transfer agent fees -- Class C                        41,753
------------------------------------------------------------
Directors' fees                                        9,028
------------------------------------------------------------
Other                                                235,009
============================================================
    Total expenses                                 3,109,428
============================================================
Less: Fees waived                                   (418,664)
------------------------------------------------------------
    Expenses paid indirectly                          (2,982)
============================================================
    Net expenses                                   2,687,782
============================================================
Net investment income (loss)                        (341,361)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (28,317,468)
------------------------------------------------------------
  Foreign currencies                                (376,108)
============================================================
                                                 (28,693,576)
============================================================
Change in net unrealized appreciation of:
  Investment securities                            9,842,734
------------------------------------------------------------
  Foreign currencies                                   9,165
============================================================
                                                   9,851,899
============================================================
Net gain (loss) from investment securities and
  foreign currencies                             (18,841,677)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(19,183,038)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $   (341,361)   $   (871,076)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                         (28,693,576)        880,704
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 9,851,899     (29,176,045)
==========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (19,183,038)    (29,166,417)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                         (295,141)             --
------------------------------------------------------------------------------------------
  Class B                                                         (131,925)             --
------------------------------------------------------------------------------------------
  Class C                                                          (21,688)             --
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      (20,355,876)     87,843,677
------------------------------------------------------------------------------------------
  Class B                                                       (7,313,094)     36,793,037
------------------------------------------------------------------------------------------
  Class C                                                       (1,204,078)      2,437,146
==========================================================================================
    Net increase (decrease) in net assets                      (48,504,840)     97,907,443
==========================================================================================

NET ASSETS:

  Beginning of year                                            140,404,542      42,497,099
------------------------------------------------------------------------------------------
  End of year                                                 $ 91,899,702    $140,404,542
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $175,659,752    $205,259,013
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (20,881)        (27,256)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (83,470,141)    (54,706,288)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                             (269,028)    (10,120,927)
==========================================================================================
                                                              $ 91,899,702    $140,404,542
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Asian Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income (loss) was increased by $347,736, undistributed net realized gains increased by $378,477 and paid in capital decreased by $726,213 as a result of book/tax differences due to foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund's capital loss carryforward of $82,261,705 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD                EXPIRATION
   ------------                ----------
   $54,943,768              October 31, 2005
   -----------------------------------------
    27,317,937              October 31, 2009
   =========================================
   $82,261,705
   _________________________________________
   =========================================


E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $418,664.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $495,708 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $279,427, $341,091 and $63,229 respectively, as compensation under the Plans.
  AIM Distributors received commissions of $28,223 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $61,331 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $3,419 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,088 and reductions in custodian fees of $894 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $2,982.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $1,686,183 were on loan to brokers. The loans were secured by cash collateral of $1,308,800 received by the Fund and invested in affiliated money market funds as follows:
$654,400 in STIC Liquid Assets Portfolio and $654,400 in STIC Prime Portfolio. For the year ended October 31, 2001, the Fund received fees of $41,370 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $80,913,851 and $98,341,154, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 11,138,150
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (12,616,767)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                   $ (1,478,617)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $93,313,262.


NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                          2001                           2000
                                                              ----------------------------    --------------------------
                                                                SHARES          AMOUNT          SHARES         AMOUNT
                                                              -----------    -------------    ----------    ------------
Sold:
  Class A                                                      32,846,773    $ 319,396,653     8,636,312    $109,857,994
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,885,559       18,458,316     1,506,797      19,210,223
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       3,690,569       33,967,064       844,431      10,972,106
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                          23,853          260,234            --              --
------------------------------------------------------------------------------------------------------------------------
  Class B                                                          11,036          117,979            --              --
------------------------------------------------------------------------------------------------------------------------
  Class C                                                           1,947           20,815            --              --
========================================================================================================================
Issued in connection with acquisitions:*
  Class A                                                              --               --     5,417,888      76,520,172
------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --     2,222,098      30,887,919
------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --        35,470         492,438
========================================================================================================================
Reacquired:
  Class A                                                     (34,450,943)    (340,012,763)   (7,649,919)    (98,534,489)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,651,836)     (25,889,389)   (1,065,606)    (13,305,105)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (3,780,014)     (35,191,957)     (703,160)     (9,027,398)
========================================================================================================================
                                                               (2,423,056)   $ (28,873,048)    9,244,311    $127,073,860
________________________________________________________________________________________________________________________
========================================================================================================================

* As of the close of business on June 9, 2000, the Fund acquired all the net assets of AIM New Pacific Growth Fund pursuant to a plan of reorganization approved by AIM New Pacific Growth Fund's shareholders on May 31, 2000. The acquisition was accomplished by a tax-free exchange of 7,675,456 shares of the Fund for 16,613,124 shares of AIM New Pacific Growth Fund outstanding as of the close of business on June 9, 2000. AIM New Pacific Growth Fund's net assets at that date were $107,900,529, including $11,869,606 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $77,097,622.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                   CLASS A
                                                              -------------------------------------------------
                                                                                               NOVEMBER 3, 1997
                                                                                               (DATE OPERATIONS
                                                                 YEAR ENDED OCTOBER 31,}        COMMENCED) TO
                                                              ------------------------------      OCTOBER 31,
                                                              2001(a)     2000(a)    1999(a)          1998
                                                              -------     -------    -------    ---------------
Net asset value, beginning of period                          $ 10.70     $ 10.76    $  7.69        $ 10.00
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.01)      (0.07)     (0.03)          0.05
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (2.06)       0.01       3.14          (2.36)
===============================================================================================================
    Total from investment operations                            (2.07)      (0.06)      3.11          (2.31)
===============================================================================================================
Less distributions:
  Dividends from net investment income                             --          --      (0.04)            --
---------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.04)         --         --             --
===============================================================================================================
Net asset value, end of period                                $  8.59     $ 10.70    $ 10.76        $  7.69
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                (19.46)%     (0.56)%    40.66%        (23.10)%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $61,729     $93,755    $25,420        $ 7,716
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.02%(c)    1.92%      1.92%          1.92%(d)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.37%(c)    2.06%      2.72%          4.88%(d)
===============================================================================================================
Ratio of net investment income (loss) to average net assets     (0.06)%(c)  (0.57)%    (0.50)%         0.70%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                                            73%         64%       142%            79%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $79,836,318.
(d)  Annualized.

                                                                                   CLASS B
                                                              -------------------------------------------------
                                                                                               NOVEMBER 3, 1997
                                                                                               (DATE OPERATIONS
                                                                 YEAR ENDED OCTOBER 31,         COMMENCED) TO
                                                              ------------------------------      OCTOBER 31,
                                                              2001(a)     2000(a)    1999(a)          1998
                                                              -------     -------    -------    ---------------
Net asset value, beginning of period                          $ 10.50     $ 10.65    $  7.63       $ 10.00
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.07)      (0.17)     (0.13)        (0.01)
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (2.01)       0.02       3.16         (2.36)
===============================================================================================================
    Total from investment operations                            (2.08)      (0.15)      3.03         (2.37)
===============================================================================================================
Less distributions:
  Dividends from net investment income                             --          --      (0.01)           --
---------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.04)         --         --            --
===============================================================================================================
Net asset value, end of period                                $  8.38     $ 10.50    $ 10.65       $  7.63
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                (19.92)%     (1.41)%    39.76%       (23.70)%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $25,479     $39,852    $12,070       $ 3,030
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.67%(c)    2.67%      2.79%         2.80%(d)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            3.02%(c)    2.76%      3.59%         5.75%(d)
===============================================================================================================
Ratio of net investment income (loss) to average net assets     (0.72)%(c)  (1.32)%    (1.37)%       (0.18)%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                                            73%         64%       142%           79%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $34,109,098.
(d)  Annualized.

                                                                                   CLASS C
                                                              --------------------------------------------------
                                                                                                NOVEMBER 3, 1997
                                                                                                (DATE OPERATIONS
                                                                  YEAR ENDED OCTOBER 31,         COMMENCED) TO
                                                              ------------------------------      OCTOBER 31,
                                                              2001(a)     2000(a)    1999(a)          1998
                                                              -------     -------    -------    ----------------
Net asset value, beginning of period                          $ 10.49     $ 10.63    $ 7.61         $ 10.00
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.07)      (0.17)    (0.13)          (0.01)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (2.01)       0.03      3.16           (2.38)
================================================================================================================
    Total from investment operations                            (2.08)      (0.14)     3.03           (2.39)
================================================================================================================
Less distributions:
  Dividends from net investment income                             --          --     (0.01)             --
----------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.04)         --        --              --
================================================================================================================
Net asset value, end of period                                $  8.37     $ 10.49    $10.63         $  7.61
________________________________________________________________________________________________________________
================================================================================================================
Total return(b)                                                (19.94)%     (1.32)%   39.86%         (23.90)%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 4,692     $ 6,797    $5,008         $   686
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.67%(c)    2.67%     2.79%           2.80%(d)
----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            3.02%(c)    2.76%     3.59%           5.75%(d)
================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.72)%(c)  (1.32)%   (1.37)%         (0.18)%(d)
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate                                            73%         64%      142%             79%
________________________________________________________________________________________________________________
================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $6,322,879.
(d)  Annualized.

EUROPEAN DEVELOPMENT FUND

                          REPORT OF INDEPENDENT ACCOUNTANTS

                          To the Board of Directors and Shareholders of AIM European Development Fund:

                          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM European Development Fund (one of the funds constituting the AIM International Funds, Inc.; hereafter referred to as the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended October 31, 2000 and the financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report dated December 6, 2000, expressed an unqualified opinion on those statements.

                          PRICEWATERHOUSECOOPERS LLP

                          December 12, 2001
                          Houston, Texas

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholders of AIM International Funds, Inc.:

We have audited the accompanying statement of changes in net assets of AIM European Development Fund (a portfolio of AIM International Funds, Inc.) for the year ended October 31, 2000 and the financial highlights for each of the periods in the two-year period ended October 31, 2000 and the period November 3, 1997 (date operations commenced) through October 31, 1998. This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM European Development Fund for the year ended October 31, 2000 and the financial highlights for each of the periods in the two-year period ended October 31, 2000 and the period November 3, 1997 (date operations commenced) through October 31, 1998, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP


December 6, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                               MARKET
                                                 SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-92.11%

BELGIUM-3.73%

Omega Pharma S.A. (Health Care Supplies)          164,800   $  6,905,447
------------------------------------------------------------------------
UCB S.A. (Pharmaceuticals)(a)                     108,492      4,132,932
========================================================================
                                                              11,038,379
========================================================================

DENMARK-5.65%

Coloplast A.S. (Health Care Supplies)(a)           59,500      4,353,597
------------------------------------------------------------------------
Danske Bank A.S. (Banks)                           32,850      3,480,867
------------------------------------------------------------------------
H. Lundbeck A.S. (Pharmaceuticals)                 77,200      1,970,043
------------------------------------------------------------------------
Novo Nordisk A.S.-Class B (Pharmaceuticals)       136,869      5,553,586
------------------------------------------------------------------------
Vestas Wind Systems A.S. (Heavy Electrical
  Equipment)                                       43,200      1,358,417
========================================================================
                                                              16,716,510
========================================================================

FRANCE-18.28%

Altran Technologies S.A. (IT Consulting &
  Services)                                       107,800      4,948,845
------------------------------------------------------------------------
Assurances Generales de France (Multi-Line
  Insurance)                                       47,700      2,202,676
------------------------------------------------------------------------
Aventis S.A. (Pharmaceuticals)                     82,700      6,085,667
------------------------------------------------------------------------
Beneteau (Leisure Products)                        24,800      1,360,631
------------------------------------------------------------------------
BNP Paribas S.A. (Banks)                           77,700      6,462,609
------------------------------------------------------------------------
Hermes International (Apparel & Accessories)        6,220        790,569
------------------------------------------------------------------------
Pinault-Printemps-Redoute S.A. (Department
  Stores)                                           6,500        748,340
------------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                  140,100      5,693,912
------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)          116,250      7,665,059
------------------------------------------------------------------------
Silicon-On-Insulator Technologies (Electronic
  Equipment & Instruments)(a)                     262,600      3,498,415
------------------------------------------------------------------------
Sodexho Alliance S.A. (Restaurants)(a)             54,100      2,546,911
------------------------------------------------------------------------
TotalFinaElf S.A. (Integrated Oil & Gas)           38,237      5,369,370
------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)            57,700      3,479,890
------------------------------------------------------------------------
Vivendi Environnement (Multi-Utilities)            82,400      3,167,901
========================================================================
                                                              54,020,795
========================================================================

GERMANY-9.99%

Allianz A.G. (Multi-Line Insurance)                 4,850      1,139,018
------------------------------------------------------------------------
Altana A.G. (Pharmaceuticals)                     176,800      8,275,619
------------------------------------------------------------------------
AMB Aachener & Muenchener Beteiligungs A.G.
  (Multi-Line Insurance)                           38,300      4,154,327
------------------------------------------------------------------------
Bayerisch Motoren Werke A.G. (Automobile
  Manufacturers)                                   25,937        770,457
------------------------------------------------------------------------
ELMOS Semiconductor A.G. (Electronic
  Equipment & Instruments)(a)                      82,300        977,887
------------------------------------------------------------------------
Hugo Boss A.G.-Pfd. (Apparel & Accessories)       159,100      2,795,535
------------------------------------------------------------------------
Medion A.G. (Distributors)                        101,800      3,564,612
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
GERMANY-(CONTINUED)

Muenchener Rueckversicherungs-Gesellschaft
  A.G. (Reinsurance)                               16,900   $  4,470,964
------------------------------------------------------------------------
Suess MicroTec A.G. (Semiconductor
  Equipment)(a)                                    74,000      1,645,294
------------------------------------------------------------------------
Wella A.G.-Pfd. (Personal Products)                37,900      1,722,842
========================================================================
                                                              29,516,555
========================================================================

IRELAND-4.60%

Anglo Irish Bank Corp. PLC (Banks)              1,597,850      4,847,087
------------------------------------------------------------------------
Bank of Ireland PLC (Banks)                       371,000      3,316,180
------------------------------------------------------------------------
Ryanair Holdings PLC-ADR (Airlines)(a)            116,200      5,431,188
========================================================================
                                                              13,594,455
========================================================================

ITALY-3.16%

Autostrade-Concessioni e Costruzioni
  Autostrade S.p.A (Highways & Railtracks)        430,000      2,701,710
------------------------------------------------------------------------
Bulgari S.p.A. (Apparel & Accessories)            193,100      1,477,461
------------------------------------------------------------------------
ENI S.p.A. (Integrated Oil & Gas)                 274,414      3,438,432
------------------------------------------------------------------------
Recordati S.p.A (Pharmaceuticals)                  92,600      1,732,094
========================================================================
                                                               9,349,697
========================================================================

NETHERLANDS-5.40%

Fugro N.V. (Oil & Gas Equipment & Services)        59,500      3,039,469
------------------------------------------------------------------------
Koninklijke Ahold N.V. (Food Retail)              183,400      5,160,636
------------------------------------------------------------------------
Nutreco Holding N.V. (Agricultural Products)      141,400      5,161,253
------------------------------------------------------------------------
Van der Moolen Holding N.V. (Diversified
  Financial Services)                              76,600      1,844,452
------------------------------------------------------------------------
Wolters Kluwer N.V. (Publishing & Printing)        36,200        759,892
========================================================================
                                                              15,965,702
========================================================================

NORWAY-1.37%

Tandberg A.S.A. (Electrical Equipment &
  Instruments)(a)                                 146,000      2,618,253
------------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A (Oil & Gas
  Equipment & Services)(a)                        101,700      1,429,318
========================================================================
                                                               4,047,571
========================================================================

PORTUGAL-0.18%

Portugal Telecom, SGPS, S.A. (Integrated
  Telecommunications Services)                     66,650        531,867
========================================================================

SPAIN-8.52%

Aurea Concesiones des Infrastructuras S.A./
  Concesionaria del Estado S.A. (Highways &
  Railtracks)                                      65,050      1,285,277
------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria, S.A. (Banks)      63,300        708,255
------------------------------------------------------------------------
Banco Popular Espanol S.A. (Banks)                108,600      3,646,310
------------------------------------------------------------------------
Grupo Dragados, S.A. (Construction &
  Engineering)                                    585,800      7,113,383
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
SPAIN-(CONTINUED)

Grupo Ferrovial, S.A. (Construction &
  Engineering)                                    299,600   $  5,555,510
------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)(b)                                   146,100      2,722,297
------------------------------------------------------------------------
Prosegur, CIA de Seguridad S.A. (Diversified
  Commercial Services)                             87,700      1,073,627
------------------------------------------------------------------------
Telefonica, S.A. (Integrated
  Telecommunication Services)(a)                  256,650      3,081,853
========================================================================
                                                              25,186,512
========================================================================

SWEDEN-5.31%

Biacore International A.B. (Health Care
  Equipment)(a)                                    77,950      2,126,786
------------------------------------------------------------------------
Hennes & Mauritz A.B.-Class B (Apparel
  Retail)(a)                                       89,500      1,565,008
------------------------------------------------------------------------
Nobel Biocare A.B. (Health Care Supplies)          50,800      1,929,005
------------------------------------------------------------------------
Q-Med A.B. (Biotechnology)(a)                     280,250      4,151,618
------------------------------------------------------------------------
Securitas A.B.-Class B (Diversified
  Commercial Services)(a)                         175,600      2,922,386
------------------------------------------------------------------------
Swedish Match A.B. (Tobacco)                      581,800      3,000,206
========================================================================
                                                              15,695,009
========================================================================

SWITZERLAND-3.65%

Nestle S.A.-Class B (Packaged Foods)               26,700      5,539,351
------------------------------------------------------------------------
Serono S.A.-Class B (Biotechnology)                 1,700      1,343,146
------------------------------------------------------------------------
Synthes Stratec, Inc. (Health Care Equipment)       5,940      3,896,989
========================================================================
                                                              10,779,486
========================================================================

UNITED KINGDOM-22.27%

Amey PLC (Diversified Commercial Services)        400,200      1,794,926
------------------------------------------------------------------------
BP PLC (Integrated Oil & Gas)                     641,100      5,177,754
------------------------------------------------------------------------
Capita Group PLC (Employment Services)            712,800      4,512,110
------------------------------------------------------------------------
easyJet PLC (Airlines)(a)(b)(c)                   157,900        870,851
------------------------------------------------------------------------
easyJet PLC (Airlines)-Rts., expiring
  11/20/01(d)                                      11,842              0
------------------------------------------------------------------------
Electronics Boutique PLC (Computer &
  Electronics Retail)(b)                        1,476,100      2,427,263
------------------------------------------------------------------------
Galen Holdings PLC (Pharmaceuticals)              161,600      1,739,770
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
UNITED KINGDOM-(CONTINUED)

Jardine Lloyd Thompson Group PLC (Insurance
  Brokers)                                        330,400   $  2,811,265
------------------------------------------------------------------------
JJB Sports PLC (Apparel Retail)                   395,400      2,571,976
------------------------------------------------------------------------
Luminar PLC (Restaurants)                         250,800      2,987,232
------------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                       432,900      6,979,913
------------------------------------------------------------------------
Matalan PLC (Apparel Retail)(a)                    81,140        427,488
------------------------------------------------------------------------
Morrison (William) Supermarkets PLC (Food
  Retail)                                         987,400      2,902,466
------------------------------------------------------------------------
Next PLC (Department Stores)                      263,800      3,335,932
------------------------------------------------------------------------
PizzaExpress PLC (Restaurants)                    132,900      1,493,764
------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)        301,100      4,206,343
------------------------------------------------------------------------
Rentokil Initial PLC (Diversified Commercial
  Services)                                     1,005,400      3,621,069
------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)          269,300      6,446,514
------------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Integrated
  Oil & Gas)                                      617,800      4,629,966
------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)         377,700      2,125,690
------------------------------------------------------------------------
St. James's Place Capital PLC (Life & Health
  Insurance)                                      330,700      1,535,139
------------------------------------------------------------------------
Tesco PLC (Food Retail)(a)                        562,500      1,984,984
------------------------------------------------------------------------
Willis Group Holdings Ltd. (Insurance
  Brokers)                                         53,000      1,234,370
========================================================================
                                                              65,816,785
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $270,046,108)                          272,259,323
========================================================================

MONEY MARKET FUNDS-8.06%

STIC Liquid Assets Portfolio(e)                11,910,798     11,910,798
------------------------------------------------------------------------
STIC Prime Portfolio(e)                        11,910,798     11,910,798
========================================================================
    Total Money Market Funds (Cost
      $23,821,596)                                            23,821,596
========================================================================
TOTAL INVESTMENTS-100.17%
  (Cost $293,867,704)                                        296,080,919
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.17%)                           (502,270)
========================================================================
NET ASSETS-100.00%                                          $295,578,649
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Pfd. - Preferred
Rts. - Rights

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(c) Security fair valued in accordance with the procedures established by the Board of Directors.
(d) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $293,867,704)*                                $296,080,919
------------------------------------------------------------
Foreign currencies, at value (cost $162,897)         160,937
------------------------------------------------------------
Receivables for:
  Investments sold                                 4,699,779
------------------------------------------------------------
  Capital stock sold                                 296,676
------------------------------------------------------------
  Dividends and interest                             362,875
------------------------------------------------------------
Investment for deferred compensation plan             21,892
------------------------------------------------------------
Collateral for securities loaned                  12,778,726
------------------------------------------------------------
Other assets                                          22,943
============================================================
    Total assets                                 314,424,747
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            3,259,819
------------------------------------------------------------
  Capital stock reacquired                         2,237,548
------------------------------------------------------------
  Deferred compensation plan                          21,892
------------------------------------------------------------
  Collateral upon return of securities loaned     12,778,726
------------------------------------------------------------
Accrued distribution fees                            251,204
------------------------------------------------------------
Accrued directors' fees                                1,028
------------------------------------------------------------
Accrued transfer agent fees                          160,159
------------------------------------------------------------
Accrued operating expenses                           135,722
============================================================
    Total liabilities                             18,846,098
============================================================
Net assets applicable to shares outstanding     $295,578,649
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $157,650,544
____________________________________________________________
============================================================
Class B                                         $105,324,387
____________________________________________________________
============================================================
Class C                                         $ 32,603,718
____________________________________________________________
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      9,543,012
____________________________________________________________
============================================================
Class B:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      6,553,435
____________________________________________________________
============================================================
Class C:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      2,026,798
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      16.52
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $16.52 divided by
      94.50%)                                   $      17.48
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      16.07
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      16.09
____________________________________________________________
============================================================

* At October 31, 2001, securities with an aggregate market value of $12,179,487 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $542,472)                                    $   4,556,503
------------------------------------------------------------
Dividends from affiliated money market funds       1,075,182
------------------------------------------------------------
Interest                                              24,311
------------------------------------------------------------
Security lending income                              278,960
============================================================
    Total investment income                        5,934,956
============================================================

EXPENSES:

Advisory fees                                      3,723,648
------------------------------------------------------------
Administrative services fees                          98,393
------------------------------------------------------------
Custodian fees                                       414,424
------------------------------------------------------------
Distribution fees -- Class A                         744,355
------------------------------------------------------------
Distribution fees -- Class B                       1,362,388
------------------------------------------------------------
Distribution fees -- Class C                         430,512
------------------------------------------------------------
Transfer agent fees -- Class A                       666,646
------------------------------------------------------------
Transfer agent fees -- Class B                       444,874
------------------------------------------------------------
Transfer agent fees -- Class C                       140,580
------------------------------------------------------------
Directors' fees                                        8,584
------------------------------------------------------------
Other                                                341,905
============================================================
    Total expenses                                 8,376,309
============================================================
Less: Fees waived                                       (741)
------------------------------------------------------------
    Expenses paid indirectly                          (6,908)
============================================================
    Net expenses                                   8,368,660
============================================================
Net investment income (loss)                      (2,433,704)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (67,671,590)
------------------------------------------------------------
  Foreign currencies                                (222,638)
============================================================
                                                 (67,894,228)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (72,137,054)
------------------------------------------------------------
  Foreign currencies                                  51,324
============================================================
                                                 (72,085,730)
============================================================
Net gain (loss) from investment securities
  and foreign currencies:                       (139,979,958)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(142,413,662)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                  2001             2000
                                                              -------------    ------------
OPERATIONS:

  Net investment income (loss)                                $  (2,433,704)   $ (5,079,875)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (67,894,228)      7,766,214
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (72,085,730)     36,243,757
===========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (142,413,662)     38,930,096
===========================================================================================
Share transactions-net:
  Class A                                                       (41,056,861)    149,580,238
-------------------------------------------------------------------------------------------
  Class B                                                       (12,747,860)     88,697,953
-------------------------------------------------------------------------------------------
  Class C                                                        (5,586,293)     42,014,471
===========================================================================================
    Net increase (decrease) in net assets                      (201,804,676)    319,222,758
===========================================================================================

NET ASSETS:

  Beginning of year                                             497,383,325     178,160,567
===========================================================================================
  End of year                                                 $ 295,578,649    $497,383,325
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 362,926,197    $424,964,898
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (25,992)        (17,336)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (69,526,117)     (1,854,528)
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                            2,204,561      74,290,291
===========================================================================================
                                                              $ 295,578,649    $497,383,325
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM European Development Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income was increased by $2,425,048, undistributed net realized gains increased by $222,639 and paid in capital decreased by $2,647,687 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund's capital loss carryforward of $67,736,406 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD     EXPIRATION
   ------------     ----------
   $ 1,620,590   October 31, 2007
   ------------------------------
    66,115,816   October 31, 2009
   ==============================
   $67,736,406
   ______________________________
   ==============================


E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $741.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $98,393 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $730,064 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $744,355, $1,362,388, and $430,512, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $123,615 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $142,050 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $3,843 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $6,908 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $6,908.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $12,179,487 were on loan to brokers. The loans were secured by cash collateral of $12,778,726 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2001, the Fund received fees of $278,960 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $364,378,537 and $409,478,913, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 23,087,397
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (22,663,893)
=========================================================
Net unrealized appreciation of investment
  securities                                 $    423,504
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $295,657,415.


NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                          2001                           2000
                                                              ----------------------------    ---------------------------
                                                                SHARES          AMOUNT          SHARES         AMOUNT
                                                              -----------    -------------    ----------    -------------
Sold:
  Class A                                                      27,843,689    $ 529,552,845    14,973,472    $ 398,349,739
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,368,578       27,057,594     5,164,473      138,279,616
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,006,444       38,243,286     2,755,179       71,725,762
=========================================================================================================================
Reacquired:
  Class A                                                     (29,896,871)    (570,609,706)   (9,417,238)    (248,769,501)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,153,110)     (39,805,454)   (1,967,360)     (49,581,663)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,321,360)     (43,829,579)   (1,150,167)     (29,711,291)
=========================================================================================================================
                                                               (3,152,630)   $ (59,391,014)   10,358,359    $ 280,292,662
_________________________________________________________________________________________________________________________
=========================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                              --------------------------------------------------------
                                                                                                    NOVEMBER 3, 1997
                                                                    YEAR ENDED OCTOBER 31,          (DATE OPERATIONS
                                                              ---------------------------------       COMMENCED) TO
                                                              2001(a)       2000(a)      1999      OCTOBER 31, 1998(a)
                                                              --------      --------    -------    -------------------
Net asset value, beginning of period                          $  23.59      $  16.42    $ 12.96          $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment gain (loss)                                     (0.06)        (0.21)     (0.11)           (0.08)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (7.01)         7.38       3.58             3.04
======================================================================================================================
    Total from investment operations                             (7.07)         7.17       3.47             2.96
======================================================================================================================
  Less dividends from net investment income                         --            --      (0.01)              --
======================================================================================================================
Net asset value, end of period                                $  16.52      $  23.59    $ 16.42          $ 12.96
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                 (29.97)%       43.67%     26.81%           29.60%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $157,651      $273,605    $99,148          $76,686
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                           1.83%(c)      1.69%      1.88%            1.98%(d)(e)
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.32)%(c)    (0.82)%    (0.69)%          (0.58)%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                             99%          112%       122%              93%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $212,672,819.
(d) Ratio of expenses to average net assets prior to fee waivers and /or expense reimbursements was 2.15%.
(e)  Annualized.

                                                                                       CLASS B
                                                              -------------------------------------------------------
                                                                                                    NOVEMBER 3, 1997
                                                                                                    (DATE OPERATIONS
                                                                    YEAR ENDED OCTOBER 31,           COMMENCED) TO
                                                              ---------------------------------       OCTOBER 31,
                                                              2001(a)       2000(a)      1999           1998(a)
                                                              --------      --------    -------    ------------------
Net asset value, beginning of period                          $  23.11      $  16.20    $ 12.87        $ 10.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.19)        (0.38)     (0.22)         (0.18)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (6.85)         7.29       3.55           3.05
=====================================================================================================================
    Total from investment operations                             (7.04)         6.91       3.33           2.87
=====================================================================================================================
Net asset value, end of period                                $  16.07      $  23.11    $ 16.20        $ 12.87
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                 (30.46)%       42.65%     25.87%         28.70%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $105,324      $169,614    $67,074        $50,121
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets                           2.50%(c)      2.39%      2.63%          2.72%(d)(e)
=====================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.98)%(c)    (1.52)%    (1.44)%        (1.32)%(e)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                             99%          112%       122%            93%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $136,238,861.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.
(e)  Annualized.

                                                                                     CLASS C
                                                              -----------------------------------------------------
                                                                                                  NOVEMBER 3, 1997
                                                                                                  (DATE OPERATIONS
                                                                   YEAR ENDED OCTOBER 31,          COMMENCED) TO
                                                              -------------------------------       OCTOBER 31,
                                                              2001(a)      2000(a)     1999           1998(a)
                                                              -------      -------    -------    ------------------
Net asset value, beginning of period                          $ 23.13      $ 16.21    $ 12.88         $10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.19)       (0.38)     (0.23)         (0.18)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (6.85)        7.30       3.56           3.06
===================================================================================================================
    Total from investment operations                            (7.04)        6.92       3.33           2.88
===================================================================================================================
Net asset value, end of period                                $ 16.09      $ 23.13    $ 16.21         $12.88
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                (30.44)%      42.69%     25.85%         28.80%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $32,604      $54,164    $11,938         $9,639
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets                          2.50%(c)     2.39%      2.63%          2.72%(d)(e)
===================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.98)%(c)   (1.52)%    (1.44)%        (1.32)%(e)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                            99%         112%       122%            93%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $43,051,257.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.
(e)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Directors and Shareholders of AIM Global Aggressive Growth Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Aggressive Growth Fund (one of the funds constituting AIM International Funds, Inc.; hereafter referred to as the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended October 31, 2000 and the financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those statements.

                       PRICEWATERHOUSECOOPERS LLP

                       December 12, 2001
                       Houston, Texas

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholders of AIM International Funds, Inc.:

We have audited the accompanying statement of changes in net assets of AIM Global Aggressive Growth Fund (a portfolio of AIM International Funds, Inc.) for the year ended October 31, 2000 and the financial highlights for each of the periods in the four-year period then ended. This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Global Aggressive Growth Fund for the year ended October 31, 2000 and the financial highlights for each of the periods in the four-year period then ended, in conformity with accounting principles generally accepted in the United
States of America.


/s/ KPMG LLP


December 6, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                                 MARKET
                                                 SHARES          VALUE
DOMESTIC COMMON STOCKS-35.32%

APPAREL RETAIL-1.62%

American Eagle Outfitters, Inc.(a)                 228,300   $    6,255,420
---------------------------------------------------------------------------
Genesco, Inc.(a)                                   166,600        3,040,450
---------------------------------------------------------------------------
Too Inc.(a)                                        365,000        9,712,650
===========================================================================
                                                                 19,008,520
===========================================================================

APPLICATION SOFTWARE-2.38%

Activision, Inc.(a)                                 91,200        3,296,880
---------------------------------------------------------------------------
Aspen Technology, Inc.(a)                          204,300        2,706,975
---------------------------------------------------------------------------
Citrix Systems, Inc.(a)                             51,700        1,209,780
---------------------------------------------------------------------------
Henry (Jack) & Associates, Inc.                    600,000       14,796,000
---------------------------------------------------------------------------
National Instruments Corp.(a)                      208,500        6,006,885
===========================================================================
                                                                 28,016,520
===========================================================================

BANKS-1.29%

Investors Financial Services Corp.                 160,000        8,464,000
---------------------------------------------------------------------------
Southwest Bancorp. of Texas, Inc.(a)               231,800        6,650,342
===========================================================================
                                                                 15,114,342
===========================================================================

BROADCASTING & CABLE TV-0.29%

Hispanic Broadcasting Corp.(a)                     205,300        3,440,828
===========================================================================

CASINOS & GAMING-0.43%

International Game Technology(a)                   100,000        5,105,000
===========================================================================

COMPUTER & ELECTRONICS RETAIL-0.35%

CDW Computer Centers, Inc.(a)                       90,000        4,144,500
===========================================================================

CONSTRUCTION & ENGINEERING-1.03%

Jacobs Engineering Group Inc.(a)                    89,900        5,892,046
---------------------------------------------------------------------------
Shaw Group Inc. (The)(a)                           225,000        6,187,500
===========================================================================
                                                                 12,079,546
===========================================================================

CONSUMER FINANCE-0.36%

AmeriCredit Corp.(a)                               274,000        4,247,000
===========================================================================

DATA PROCESSING SERVICES-1.32%

Concord EFS, Inc.(a)                               216,614        5,928,725
---------------------------------------------------------------------------
Fiserv, Inc.(a)                                    180,000        6,694,200
---------------------------------------------------------------------------
Paychex, Inc.                                       90,900        2,914,254
===========================================================================
                                                                 15,537,179
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.67%

Apollo Group, Inc.-Class A(a)                      220,200        8,951,130
---------------------------------------------------------------------------
IMS Health Inc.                                    223,300        4,771,921
---------------------------------------------------------------------------
Iron Mountain Inc.(a)                              150,000        5,857,500
===========================================================================
                                                                 19,580,551
===========================================================================

DIVERSIFIED FINANCIAL SERVICES-1.48%

Eaton Vance Corp.                                  252,500        7,095,250
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Legg Mason, Inc.                                   150,000   $    6,316,500
---------------------------------------------------------------------------
SEI Investments Co.                                130,000        3,997,500
===========================================================================
                                                                 17,409,250
===========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.04%

Jabil Circuit, Inc.(a)                             135,100        2,864,120
---------------------------------------------------------------------------
Tektronix, Inc.(a)                                 164,500        3,240,650
---------------------------------------------------------------------------
Waters Corp.(a)                                    174,200        6,182,358
===========================================================================
                                                                 12,287,128
===========================================================================

EMPLOYMENT SERVICES-0.81%

Robert Half International Inc.(a)                  464,100        9,574,383
===========================================================================

ENVIRONMENTAL SERVICES-0.88%

Tetra Tech, Inc.(a)                                400,000       10,352,000
===========================================================================

FOOTWEAR-0.27%

Vans, Inc.(a)                                      219,100        3,146,276
===========================================================================

GAS UTILITIES-0.51%

Kinder Morgan, Inc.                                120,000        5,955,600
===========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-3.26%

Express Scripts, Inc.(a)                           267,200       10,939,168
---------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)            142,400       12,274,880
---------------------------------------------------------------------------
Lincare Holdings Inc.(a)                           316,200        8,126,340
---------------------------------------------------------------------------
McKesson Corp.                                     190,100        7,031,799
===========================================================================
                                                                 38,372,187
===========================================================================

HEALTH CARE FACILITIES-1.22%

Health Management Associates, Inc.-Class A(a)     452,500         8,819,225
---------------------------------------------------------------------------
Province Healthcare Co.(a)                         200,000        5,510,000
===========================================================================
                                                                 14,329,225
===========================================================================

INDUSTRIAL MACHINERY-0.25%

Danaher Corp.(a)                                    52,700        2,937,498
===========================================================================

INSURANCE BROKERS-0.04%

Brown & Brown, Inc.                                  7,500          430,500
===========================================================================

IT CONSULTING & SERVICES-1.20%

SunGard Data Systems Inc.(a)                       560,200       14,117,040
===========================================================================

MANAGED HEALTH CARE-1.15%

First Health Group Corp.(a)                        500,000       13,500,000
===========================================================================

MOVIES & ENTERTAINMENT-0.31%

Macrovision Corp.(a)                               150,000        3,691,500
===========================================================================

MULTI-LINE INSURANCE-0.53%

HCC Insurance Holdings, Inc.                       225,000        6,185,250
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

OIL & GAS DRILLING-0.93%

Patterson-UTI Energy, Inc.(a)                      500,000   $    9,010,000
---------------------------------------------------------------------------
Pride International, Inc.(a)                       147,700        1,899,422
===========================================================================
                                                                 10,909,422
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.64%

Hanover Compressor Co.(a)                          262,400        7,236,992
---------------------------------------------------------------------------
National-Oilwell, Inc.(a)                          500,000        9,260,000
---------------------------------------------------------------------------
Varco International, Inc.(a)                       189,000        2,835,000
===========================================================================
                                                                 19,331,992
===========================================================================

PHARMACEUTICALS-0.79%

Medicis Pharmaceutical Corp.-Class A(a)            160,100        9,236,169
===========================================================================

RESTAURANTS-1.13%

CEC Entertainment Inc.(a)                          261,600       10,134,384
---------------------------------------------------------------------------
Starbucks Corp.(a)                                 185,000        3,167,200
===========================================================================
                                                                 13,301,584
===========================================================================

SEMICONDUCTOR EQUIPMENT-0.36%

Lam Research Corp.(a)                              225,000        4,266,000
===========================================================================

SEMICONDUCTORS-2.57%

Alpha Industries, Inc.(a)                          310,200        7,221,456
---------------------------------------------------------------------------
Micrel, Inc.(a)                                    216,100        5,434,915
---------------------------------------------------------------------------
Microchip Technology Inc.(a)                       201,500        6,290,830
---------------------------------------------------------------------------
RF Micro Devices, Inc.(a)                          130,000        2,657,200
---------------------------------------------------------------------------
Semtech Corp.(a)                                   229,500        8,663,625
===========================================================================
                                                                 30,268,026
===========================================================================

SPECIALTY CHEMICALS-0.60%

OM Group, Inc.                                     115,700        7,005,635
===========================================================================

SPECIALTY STORES-1.35%

AutoZone, Inc.(a)                                  110,000        6,438,300
---------------------------------------------------------------------------
Bed Bath and Beyond, Inc.                          117,200        2,937,032
---------------------------------------------------------------------------
Venator Group, Inc.(a)                             450,000        6,525,000
===========================================================================
                                                                 15,900,332
===========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.63%

Comverse Technology, Inc.(a)                       135,500        2,548,755
---------------------------------------------------------------------------
Polycom, Inc.(a)                                   356,900       10,699,862
---------------------------------------------------------------------------
Scientific-Atlanta, Inc.                           285,800        5,964,646
===========================================================================
                                                                 19,213,263
===========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.25%

Fastenal Co.                                        50,100        2,958,405
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.38%

American Tower Corp.-Class A(a)                    400,000        4,408,000
===========================================================================
    Total Domestic Common Stocks (Cost
      $425,273,731)                                             415,360,651
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-53.93%

AUSTRALIA-0.32%

ERG Ltd. (Electronic Equipment & Instruments)   11,378,000   $    3,777,644
===========================================================================

BELGIUM-1.98%

Omega Pharma S.A. (Health Care Supplies)           166,700        6,985,060
---------------------------------------------------------------------------
UCB S.A. (Pharmaceuticals)(a)                      427,600       16,289,143
===========================================================================
                                                                 23,274,203
===========================================================================

BRAZIL-1.18%

Companhia de Bebidas das Americas-ADR
  (Brewers)                                        388,600        6,310,864
---------------------------------------------------------------------------
Petroleo Brasileiro S.A.-Petrobras-Pfd.
  (Integrated Oil & Gas)                           393,300        7,571,317
===========================================================================
                                                                 13,882,181
===========================================================================

CANADA-1.76%

CAE, Inc. (Aerospace/Defense)                      386,300        1,864,997
---------------------------------------------------------------------------
Onex Corp. (Electronic Equipment &
  Instruments)                                     872,700       11,233,534
---------------------------------------------------------------------------
Precision Drilling Corp. (Oil & Gas
  Drilling)(a)                                     300,100        7,655,978
===========================================================================
                                                                 20,754,509
===========================================================================

DENMARK-3.14%

Coloplast A.S.-Class B (Health Care
  Supplies)(a)                                     238,800       17,472,924
---------------------------------------------------------------------------
H. Lundbeck A.S. (Pharmaceuticals)                 509,200       12,994,116
---------------------------------------------------------------------------
Vestas Wind Systems A.S. (Heavy Electrical
  Equipment)                                       204,700        6,436,757
===========================================================================
                                                                 36,903,797
===========================================================================

FRANCE-1.95%

Altran Technologies S.A. (IT Consulting &
  Services)                                        426,900       19,597,976
---------------------------------------------------------------------------
Silicon-On-Insulator Technologies (Electronic
  Equipment & Instruments)(a)                      250,000        3,330,555
===========================================================================
                                                                 22,928,531
===========================================================================

GERMANY-2.55%

Hugo Boss A.G.-Pfd. (Apparel & Accessories)     566,000           9,945,145
---------------------------------------------------------------------------
Medion A.G. (Distributors)                         256,200        8,971,057
---------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)     11,400           3,181,130
---------------------------------------------------------------------------
Wella A.G.-Pfd. (Personal Products)                174,400        7,927,801
===========================================================================
                                                                 30,025,133
===========================================================================

HONG KONG-1.76%

China Mobile Ltd. (Wireless Telecommunication
  Services)(a)                                   1,452,500        4,404,139
---------------------------------------------------------------------------
Esprit Holdings Ltd. (Apparel Retail)            7,482,000        7,865,844
---------------------------------------------------------------------------
Legend Holdings Ltd. (Computer Hardware)         8,866,000        3,722,655
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
HONG KONG-(CONTINUED)

Li & Fung Ltd. (Distributors)                    4,894,000   $    4,674,487
===========================================================================
                                                                 20,667,125
===========================================================================

INDIA-2.47%

Dr. Reddy's Laboratories Ltd.-ADR
  (Pharmaceuticals)(a)                             790,200       19,675,980
---------------------------------------------------------------------------
Infosy Technologies Ltd. (IT Consulting &
  Services)(b)                                      90,024        5,466,909
---------------------------------------------------------------------------
Satyam Computer Services Ltd. (IT Consulting
  & Services)                                      617,000        1,803,815
---------------------------------------------------------------------------
Satyam Computer Services Ltd.-ADR (IT
  Consulting & Services)                           322,900        2,163,430
===========================================================================
                                                                 29,110,134
===========================================================================

IRELAND-1.18%

Anglo Irish Bank Corp. PLC (Banks)               2,254,800        6,839,948
---------------------------------------------------------------------------
Ryanair Holdings PLC-ADR (Airlines)(a)             150,000        7,011,000
===========================================================================
                                                                 13,850,948
===========================================================================

ISRAEL-1.43%

Lumenis Ltd. (Health Care Equipment)(a)            300,200        5,973,980
---------------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Pharmaceuticals)(a)                             256,660       10,805,386
===========================================================================
                                                                 16,779,366
===========================================================================

ITALY-0.45%

Bulgari S.p.A. (Apparel & Accessories)             696,900        5,332,174
===========================================================================

JAPAN-6.72%

Bellsystem24, Inc. (Diversified Commercial
  Services)                                         57,000       23,369,814
---------------------------------------------------------------------------
C & S Co., Ltd. (Food Retail)                      377,520       10,421,575
---------------------------------------------------------------------------
Crayfish Co., Ltd.-ADR (Internet Software &
  Services)(a)                                      37,390          354,831
---------------------------------------------------------------------------
Hokuto Corp. (Agricultural Products)               346,550       15,000,939
---------------------------------------------------------------------------
Net One Systems Co., Ltd. (IT Consulting &
  Services)(a)                                         574        8,719,699
---------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)         534,100       11,472,419
---------------------------------------------------------------------------
Yahoo Japan Corp. (Internet Software &
  Services)(a)                                         346        9,636,230
===========================================================================
                                                                 78,975,507
===========================================================================

MEXICO-4.04%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)            474,600        7,119,000
---------------------------------------------------------------------------
Cemex S.A. de C.V.-ADR Wts., expiring
  12/13/02 (Construction Materials)(c)              16,212           21,076
---------------------------------------------------------------------------
Grupo Financiero BBVA Bancomer, S.A. de
  C.V.-Class O (Banks)(a)                       11,940,000        9,037,067
---------------------------------------------------------------------------
Grupo Modelo S.A. de C.V.-Series C (Brewers)     3,161,000        7,259,224
---------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.- Class L-ADR
  (Integrated Telecommunication Services)          198,600        6,764,316
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
MEXICO-(CONTINUED)

Tubos de Acero de Mexico S.A.-ADR (Oil & Gas
  Equipment & Services)(a)                         541,800   $    5,092,920
---------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series C
  (General Merchandise Stores)                   5,637,400       12,168,275
===========================================================================
                                                                 47,461,878
===========================================================================

NETHERLANDS-2.46%

Fugro N.V. (Oil & Gas Equipment & Services)        116,500        5,951,229
---------------------------------------------------------------------------
Nutreco Holding N.V. (Agricultural Products)       432,000       15,768,468
---------------------------------------------------------------------------
Van der Moolen Holding N.V. (Diversified
  Financial Services)                              301,500        7,259,822
===========================================================================
                                                                 28,979,519
===========================================================================

NORWAY-0.77%

Tandberg A.S.A. (Electronic Equipment &
  Instruments)(a)                                  288,900        5,180,912
---------------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A (Oil & Gas
  Equipment & Services)(a)                         274,000        3,850,867
===========================================================================
                                                                  9,031,779
===========================================================================

PHILIPPINES-0.26%

SM Prime Holdings, Inc. (Real Estate
  Management & Development)                     28,033,600        3,021,909
===========================================================================

SINGAPORE-0.74%

Datacraft Asia Ltd. (Networking Equipment)       2,688,880        8,711,971
===========================================================================

SOUTH KOREA-1.11%

Korea Telecom Corp.-ADR (Integrated
  Telecommunication Services)                      274,500        5,720,580
---------------------------------------------------------------------------
Samsung Electronics Co., Ltd.
  (Semiconductors)                                  54,900        7,378,118
===========================================================================
                                                                 13,098,698
===========================================================================

SPAIN-4.39%

Grupo Dragados, S.A. (Construction &
  Engineering)                                   1,837,700       22,315,234
---------------------------------------------------------------------------
Grupo Ferrovial, S.A. (Construction &
  Engineering)                                   1,006,200       18,658,057
---------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)                                       572,600       10,669,316
===========================================================================
                                                                 51,642,607
===========================================================================

SWEDEN-1.74%

Biacore International A.B. (Health Care
  Equipment)(a)                                    113,850        3,106,281
---------------------------------------------------------------------------
Getinge Industrier A.B.-Class B (Health Care
  Equipment)                                       899,911       12,403,139
---------------------------------------------------------------------------
Swedish Match A.B. (Tobacco)                       958,800        4,944,308
===========================================================================
                                                                 20,453,728
===========================================================================

SWITZERLAND-1.52%

Disetronic Holding AG (Health Care Equipment)        2,115        1,598,546
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
SWITZERLAND-(CONTINUED)

Synthes-Stratec Inc. (Health Care Equipment)        24,800   $   16,270,257
===========================================================================
                                                                 17,868,803
===========================================================================

TAIWAN-0.88%

Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                            5,830,592       10,309,163
===========================================================================

THAILAND-0.26%

Advanced Info Service Public Company Ltd.
  (Wireless Telecommunication Services)          3,240,000        3,007,381
===========================================================================

UNITED KINGDOM-8.87%

Aggreko PLC (Diversified Commercial Services)    2,051,800       10,271,081
---------------------------------------------------------------------------
Amey PLC (Diversified Commercial Services)       1,708,400        7,662,297
---------------------------------------------------------------------------
Galen Holdings PLC (Pharmaceuticals)             1,750,900       12,185,927
---------------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                      1,658,500       26,741,017
---------------------------------------------------------------------------
Matalan PLC (Apparel Retail)(a)                    361,600        1,904,851
---------------------------------------------------------------------------
Morrison (William) Supermarkets PLC (Food
  Retail)                                        4,711,100       13,848,297
---------------------------------------------------------------------------
PizzaExpress PLC (Restaurants)                     273,500        3,074,075
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
UNITED KINGDOM-(CONTINUED)

Serco Group PLC (Diversified Commercial
  Services)(a)                                     582,800   $    3,093,987
---------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)        2,767,900       15,577,702
---------------------------------------------------------------------------
St. James's Place Capital PLC (Life & Health
  Insurance)                                     1,117,700        5,188,462
---------------------------------------------------------------------------
Willis Group Holdings Ltd. (Insurance
  Brokers)                                         205,600        4,788,424
===========================================================================
                                                                104,336,120
===========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $648,630,642)                             634,184,808
===========================================================================

MONEY MARKET FUNDS-11.83%

STIC Liquid Assets Portfolio(d)                 69,563,948       69,563,948
---------------------------------------------------------------------------
STIC Prime Portfolio(d)                         69,563,948       69,563,948
===========================================================================
    Total Money Market Funds (Cost
      $139,127,896)                                             139,127,896
===========================================================================
TOTAL INVESTMENTS-101.08% (Cost
  $1,213,032,269)                                             1,188,673,355
===========================================================================
OTHER ASSETS LESS LIABILITIES-(1.08%)                           (12,651,942)
===========================================================================
NET ASSETS-100.00%                                           $1,176,021,413
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Pfd. - Preferred
Wts. - Warrants

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Directors.
(c) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $1,213,032,269)*                             $1,188,673,355
-------------------------------------------------------------
Foreign currencies, at value (cost
  $5,653,511)                                       5,638,016
-------------------------------------------------------------
Receivables for:
  Investments sold                                 12,012,616
-------------------------------------------------------------
  Capital stock sold                                  453,729
-------------------------------------------------------------
  Dividends                                         1,165,504
-------------------------------------------------------------
Investment for deferred compensation plan              61,747
-------------------------------------------------------------
Collateral for securities loaned                  115,648,547
-------------------------------------------------------------
Other assets                                           27,208
=============================================================
    Total assets                                1,323,680,722
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            26,709,558
-------------------------------------------------------------
  Capital stock reacquired                          3,158,186
-------------------------------------------------------------
  Deferred compensation plan                           61,747
-------------------------------------------------------------
  Collateral upon return of securities loaned     115,648,547
-------------------------------------------------------------
Accrued distribution fees                             965,097
-------------------------------------------------------------
Accrued directors' fees                                 1,449
-------------------------------------------------------------
Accrued transfer agent fees                           670,268
-------------------------------------------------------------
Accrued operating expenses                            444,457
=============================================================
    Total liabilities                             147,659,309
=============================================================
Net assets applicable to shares outstanding    $1,176,021,413
=============================================================

NET ASSETS:

Class A                                        $  563,827,722
_____________________________________________________________
=============================================================
Class B                                        $  583,933,291
_____________________________________________________________
=============================================================
Class C                                        $   28,260,400
_____________________________________________________________
=============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      44,828,759
_____________________________________________________________
=============================================================
Class B:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      48,789,139
_____________________________________________________________
=============================================================
Class C:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                       2,359,810
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        12.58
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.58 divided by
      95.25%)                                  $        13.21
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        11.97
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        11.98
_____________________________________________________________
=============================================================

* At October 31, 2001, securities with an aggregate market value of $112,584,290 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,212,637)                                  $   9,108,590
------------------------------------------------------------
Dividends from affiliated money market funds       6,608,951
------------------------------------------------------------
Interest                                             276,198
------------------------------------------------------------
Security lending income                            2,320,511
============================================================
    Total investment income                       18,314,250
============================================================

EXPENSES:

Advisory fees                                     14,440,026
------------------------------------------------------------
Administrative services fees                         173,416
------------------------------------------------------------
Custodian fees                                     1,173,152
------------------------------------------------------------
Distribution fees -- Class A                       3,928,551
------------------------------------------------------------
Distribution fees -- Class B                       8,163,001
------------------------------------------------------------
Distribution fees -- Class C                         379,927
------------------------------------------------------------
Transfer agent fees -- Class A                     2,653,191
------------------------------------------------------------
Transfer agent fees -- Class B                     2,955,681
------------------------------------------------------------
Transfer agent fees -- Class C                       137,565
------------------------------------------------------------
Directors' fees                                       14,832
------------------------------------------------------------
Other                                              1,088,983
============================================================
    Total expenses                                35,108,325
============================================================
Less: Fees waived                                     (4,957)
------------------------------------------------------------
    Expenses paid indirectly                         (29,109)
============================================================
    Net expenses                                  35,074,259
============================================================
Net investment income (loss)                     (16,760,009)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                         (141,749,972)
------------------------------------------------------------
  Foreign currencies                                (848,325)
============================================================
                                                (142,598,297)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (692,170,123)
------------------------------------------------------------
  Foreign currencies                                  11,241
============================================================
                                                (692,158,882)
============================================================
Net gain (loss) from investment securities
  and foreign currencies                        (834,757,179)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(851,517,188)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                   2001               2000
                                                              ---------------    --------------
OPERATIONS:

  Net investment income (loss)                                $   (16,760,009)   $  (31,828,442)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           (142,598,297)      463,678,841
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 (692,158,882)      (36,883,831)
===============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                 (851,517,188)      394,966,568
===============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (201,308,981)      (51,990,426)
-----------------------------------------------------------------------------------------------
  Class B                                                        (218,184,705)      (58,426,813)
-----------------------------------------------------------------------------------------------
  Class C                                                          (9,633,290)       (1,135,421)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                          64,597,208       112,191,153
-----------------------------------------------------------------------------------------------
  Class B                                                          71,798,372        84,244,285
-----------------------------------------------------------------------------------------------
  Class C                                                           6,642,905        38,282,689
===============================================================================================
    Net increase (decrease) in net assets                      (1,137,605,679)      518,132,035
===============================================================================================

NET ASSETS:

  Beginning of year                                             2,313,627,092     1,795,495,057
===============================================================================================
  End of year                                                 $ 1,176,021,413    $2,313,627,092
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 1,344,175,481    $1,218,746,808
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (124,227)         (108,263)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                            (143,605,635)      427,253,871
-----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                             (24,424,206)      667,734,676
===============================================================================================
                                                              $ 1,176,021,413    $2,313,627,092
_______________________________________________________________________________________________
===============================================================================================

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


   AIM Global Aggressive Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is above-average long-term growth of capital. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service.

GLOBAL AGGRESSIVE GROWTH FUND

   Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income (loss) was increased by $16,744,045, undistributed net realized gains increased by $865,767 and paid in capital decreased by $17,609,812 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The fund has a capital loss carryforward of $138,223,796 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the first $1 billion of the Fund's average daily net assets, plus 0.85% of the Fund's average daily net assets in excess of $1 billion. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $4,957.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $173,416 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $3,169,885 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $3,928,551, $8,163,001 and $379,927, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $235,749 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $114,760 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $5,736 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $29,109 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $29,109.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $112,584,290 were on loan to brokers. The loans were secured by cash collateral of $115,648,547 received by the Fund and invested in affiliated money market funds as follows:
$57,824,273 in STIC Liquid Assets Portfolio and $57,824,274 in STIC Prime Portfolio. For the year ended October 31, 2001, the Fund received fees of $2,320,511 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $1,306,856,302 and $1,483,128,037, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 145,687,355
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (175,428,107)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                  $ (29,740,752)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $1,218,414,107.

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                          2001                            2000
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                      39,018,701    $ 612,509,848     18,396,903    $ 547,555,973
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,311,795       37,138,541      6,080,280      181,657,597
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,060,678       16,872,704      1,805,060       53,447,289
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      10,348,387      190,616,587      1,995,404       49,763,525
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      11,471,372      202,004,337      2,238,791       54,178,748
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         509,053        8,969,519         42,452        1,027,748
==========================================================================================================================
Reacquired:
  Class A                                                     (47,208,581)    (738,529,227)   (16,549,844)    (485,128,345)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (11,394,193)    (167,344,506)    (5,346,711)    (151,592,060)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,247,194)     (19,199,318)      (574,953)     (16,192,348)
==========================================================================================================================
                                                                4,870,018    $ 143,038,485      8,087,382    $ 234,718,127
__________________________________________________________________________________________________________________________
==========================================================================================================================


NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                         CLASS A
                                               ------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                               ------------------------------------------------------------
                                                 2001       2000(a)      1999(a)     1998(a)      1997(a)
                                               --------    ----------    --------    --------    ----------
Net asset value, beginning of period           $  25.87    $    21.95    $  15.87    $  17.28    $    15.76
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.13)        (0.28)      (0.17)      (0.10)        (0.15)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      (8.42)         5.56        6.25       (1.31)         1.67
===========================================================================================================
    Total from investment operations              (8.55)         5.28        6.08       (1.41)         1.52
===========================================================================================================
Less distributions from net realized gains        (4.74)        (1.36)         --          --            --
===========================================================================================================
Net asset value, end of period                 $  12.58    $    25.87    $  21.95    $  15.87    $    17.28
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                  (38.87)%       24.27%      38.31%      (8.16)%        9.65%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $563,828    $1,103,740    $852,198    $937,587    $1,242,505
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets            1.87%(c)       1.65%      1.80%       1.75%         1.75%
===========================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (0.75)%(c)      (0.96)%    (0.95)%    (0.55)%       (0.88)%
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                              87%           62%         60%         50%           57%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $785,710,258.

                                                                         CLASS B
                                               ------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                               ------------------------------------------------------------
                                                 2001       2000(a)      1999(a)     1998(a)      1997(a)
                                               --------    ----------    --------    --------    ----------
Net asset value, beginning of period           $  24.98    $    21.35    $  15.52    $  17.00    $    15.58
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.21)        (0.42)      (0.27)      (0.19)        (0.24)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      (8.06)         5.41        6.10       (1.29)         1.66
===========================================================================================================
    Total from investment operations              (8.27)         4.99        5.83       (1.48)         1.42
===========================================================================================================
Less distributions from net realized gains        (4.74)        (1.36)         --          --            --
===========================================================================================================
Net asset value, end of period                 $  11.97    $    24.98    $  21.35    $  15.52    $    17.00
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                  (39.19)%       23.56%      37.56%      (8.71)%        9.11%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $583,933    $1,158,979    $926,972    $947,293    $1,241,999
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets            2.39%(c)       2.19%      2.37%       2.32%         2.30%
===========================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (1.27)%(c)      (1.50)%    (1.52)%    (1.11)%       (1.44)%
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                              87%           62%         60%         50%           57%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(C)  Ratios are based on average daily net assets of $816,300,085.

                                                                            CLASS C
                                               ------------------------------------------------------------------
                                                                                               AUGUST 4, 1997
                                                        YEAR ENDED OCTOBER 31,             (DATE SALES COMMENCED)
                                               ----------------------------------------        TO OCTOBER 31,
                                                2001      2000(a)    1999(a)    1998(a)           1997(a)
                                               -------    -------    -------    -------    ----------------------
Net asset value, beginning of period           $ 24.99    $ 21.35    $ 15.52    $ 17.00            $18.39
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.21)     (0.42)     (0.27)     (0.19)            (0.04)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     (8.06)      5.42       6.10      (1.29)            (1.35)
=================================================================================================================
    Total from investment operations             (8.27)      5.00       5.83      (1.48)            (1.39)
=================================================================================================================
Less distributions from net realized gains       (4.74)     (1.36)        --         --                --
=================================================================================================================
Net asset value, end of period                 $ 11.98    $ 24.99    $ 21.35    $ 15.52            $17.00
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(b)                                 (39.17)%    23.61%     37.56%     (8.71)%            7.56%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $28,260    $50,908    $16,325    $13,186            $4,676
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets           2.39%(c)    2.19%     2.37%      2.34%             2.36%(d)
=================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (1.28)%(c)   (1.50)%   (1.52)%   (1.13)%           (1.50)%(d)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                             87%        62%        60%        50%               57%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(C)  Ratios are based on average daily net assets of $37,992,693.
(d)  Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of AIM Global Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Growth Fund (one of the funds constituting AIM International Funds, Inc; hereafter referred to as the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended October 31, 2000 and the financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

December 12, 2001
Houston, Texas

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholders of AIM International Funds, Inc.:

We have audited the accompanying statement of changes in net assets of AIM Global Growth Fund (a portfolio of AIM International Funds, Inc.) for the year ended October 31, 2000 and the financial highlights for each of the periods in the four-year period then ended. This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Global Growth Fund for the year ended October 31, 2000 and the financial highlights for each of the periods in the four-year period then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP


December 6, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                               MARKET
                                                 SHARES        VALUE
DOMESTIC COMMON STOCKS-44.96%

AEROSPACE & DEFENSE-1.88%

General Dynamics Corp.                             91,000   $  7,425,600
------------------------------------------------------------------------
Lockheed Martin Corp.                             180,000      8,778,600
========================================================================
                                                              16,204,200
========================================================================

APPLICATION SOFTWARE-1.56%

Electronic Arts Inc.(a)                           130,000      6,689,800
------------------------------------------------------------------------
PeopleSoft, Inc.(a)                               225,000      6,698,250
========================================================================
                                                              13,388,050
========================================================================

BIOTECHNOLOGY-1.57%

Amgen Inc.(a)                                     148,000      8,409,360
------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                      85,000      5,098,300
========================================================================
                                                              13,507,660
========================================================================

DATA PROCESSING SERVICES-1.34%

First Data Corp.                                  170,000     11,486,900
========================================================================

DIVERSIFIED FINANCIAL SERVICES-7.33%

Citigroup Inc.                                    250,000     11,380,000
------------------------------------------------------------------------
Fannie Mae                                        135,000     10,929,600
------------------------------------------------------------------------
Freddie Mac                                       170,000     11,529,400
------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                   130,000     10,160,800
------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     145,000      9,056,700
------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                  205,000     10,028,600
========================================================================
                                                              63,085,100
========================================================================

GENERAL MERCHANDISE STORES-1.22%

Wal-Mart Stores, Inc.                             204,500     10,511,300
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.42%

AmerisourceBergen Corp.                            65,000      4,131,400
------------------------------------------------------------------------
Cardinal Health, Inc.                             120,000      8,053,200
========================================================================
                                                              12,184,600
========================================================================

HEALTH CARE EQUIPMENT-1.45%

Baxter International Inc.                         195,000      9,432,150
------------------------------------------------------------------------
Biomet, Inc.(a)                                   100,000      3,050,000
========================================================================
                                                              12,482,150
========================================================================

HEALTH CARE FACILITIES-2.17%

HCA Inc.                                          232,000      9,201,120
------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                         165,000      9,490,800
========================================================================
                                                              18,691,920
========================================================================

HOME IMPROVEMENT RETAIL-2.13%

Home Depot, Inc. (The)                            230,000      8,792,900
------------------------------------------------------------------------
Lowe's Cos., Inc.                                 280,000      9,548,000
========================================================================
                                                              18,340,900
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

INDUSTRIAL CONGLOMERATES-1.06%

General Electric Co.                              250,000   $  9,102,500
========================================================================

IT CONSULTING & SERVICES-0.60%

SunGard Data Systems Inc.(a)                      205,000      5,166,000
========================================================================

MANAGED HEALTH CARE-0.50%

UnitedHealth Group Inc.                            65,000      4,273,750
========================================================================

MOVIES & ENTERTAINMENT-1.05%

AOL Time Warner Inc.(a)                           125,000      3,901,250
------------------------------------------------------------------------
Viacom Inc.-Class B(a)                            140,000      5,111,400
========================================================================
                                                               9,012,650
========================================================================

MULTI-LINE INSURANCE-1.25%

American International Group, Inc.                137,000     10,768,200
========================================================================

NETWORKING EQUIPMENT-1.43%

Brocade Communications Systems, Inc.(a)           130,000      3,191,500
------------------------------------------------------------------------
Cisco Systems, Inc.(a)                            540,000      9,136,800
========================================================================
                                                              12,328,300
========================================================================

PHARMACEUTICALS-6.39%

Abbott Laboratories                               140,000      7,417,200
------------------------------------------------------------------------
Allergan, Inc.                                    131,000      9,404,490
------------------------------------------------------------------------
Andrx Group(a)                                    107,000      6,947,510
------------------------------------------------------------------------
Bristol-Myers Squibb Co.                          121,000      6,467,450
------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      114,000      8,479,320
------------------------------------------------------------------------
Johnson & Johnson                                 122,000      7,065,020
------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                     235,000      9,162,650
========================================================================
                                                              54,943,640
========================================================================

SEMICONDUCTOR EQUIPMENT-1.24%

Applied Materials, Inc.(a)                        151,000      5,150,610
------------------------------------------------------------------------
KLA-Tencor Corp.(a)                               135,000      5,516,100
========================================================================
                                                              10,666,710
========================================================================

SEMICONDUCTORS-5.49%

Analog Devices, Inc.(a)                           230,000      8,740,000
------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                         150,000      5,161,500
------------------------------------------------------------------------
Intel Corp.                                       367,000      8,962,140
------------------------------------------------------------------------
Linear Technology Corp.                           150,000      5,820,000
------------------------------------------------------------------------
Texas Instruments Inc.                            365,000     10,216,350
------------------------------------------------------------------------
Xilinx, Inc.(a)                                   275,000      8,365,500
========================================================================
                                                              47,265,490
========================================================================

SOFT DRINKS-0.54%

PepsiCo, Inc.                                      95,000      4,627,450
========================================================================

SYSTEMS SOFTWARE-1.46%

Microsoft Corp.(a)                                155,000      9,013,250
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
SYSTEMS SOFTWARE-(CONTINUED)

Oracle Corp.(a)                                   260,000   $  3,525,600
========================================================================
                                                              12,538,850
========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.91%

QUALCOMM Inc.(a)                                  160,000      7,859,200
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.97%

Sprint Corp. (PCS Group)(a)                       375,000      8,362,500
========================================================================
    Total Domestic Common Stocks (Cost
      $391,207,486)                                          386,798,020
========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-49.99%

AUSTRALIA-0.77%

AMP Ltd. (Multi-Line Insurance)                   725,240      6,585,217
========================================================================

BERMUDA-0.99%

ACE Ltd. (Property & Casualty Insurance)          242,000      8,530,500
========================================================================

BRAZIL-0.55%

Companhia de Bebidas das Americas-ADR
  (Brewers)                                       292,400      4,748,576
========================================================================

CANADA-3.16%

Bank of Nova Scotia (Banks)                        80,000      2,208,095
------------------------------------------------------------------------
Biovail Corp. (Pharmaceuticals)(a)                344,300     16,271,618
------------------------------------------------------------------------
Bombardier Inc.-Class B (Aerospace & Defense)     681,020      4,415,249
------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                      175,600      4,338,327
========================================================================
                                                              27,233,289
========================================================================

DENMARK-2.56%

Danske Bank A.S. (Banks)                          541,050      8,015,835
------------------------------------------------------------------------
Novo Nordisk A.S.-Class B (Pharmaceuticals)       292,610     11,872,921
------------------------------------------------------------------------
Vestas Wind Systems A.S. (Heavy Electrical
  Equipment)                                       67,800      2,131,959
========================================================================
                                                              22,020,715
========================================================================

FRANCE-11.27%

Aventis S.A. (Pharmaceuticals)                    188,200     13,849,123
------------------------------------------------------------------------
BNP Paribas S.A. (Banks)                          177,900     14,796,630
------------------------------------------------------------------------
Pinault-Printemps-Redoute S.A. (Department
  Stores)                                          17,920      2,063,115
------------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                  235,200      9,558,945
------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)          267,800     17,657,657
------------------------------------------------------------------------
Sodexho Alliance S.A. (Restaurants)(a)            111,200      5,235,056
------------------------------------------------------------------------
TotalFinaElf S.A. (Integrated Oil & Gas)          117,359     16,479,950
------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)           167,850     10,123,042
------------------------------------------------------------------------
Vivendi Environnement (Multi-Utilities)           187,000      7,189,291
========================================================================
                                                              96,952,809
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

GERMANY-3.43%

Allianz A.G. (Multi-Line Insurance)                14,340   $  3,367,737
------------------------------------------------------------------------
Altana A.G. (Pharmaceuticals)                     323,380     15,136,706
------------------------------------------------------------------------
Bayerisch Motoren Werke A.G. (Automobile
  Manufacturers)                                   76,387      2,269,072
------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft
  A.G. (Reinsurance)                               32,900      8,703,829
========================================================================
                                                              29,477,344
========================================================================

HONG KONG-0.26%

China Mobile Ltd. (Wireless Telecommunication
  Services)(a)                                    748,000      2,268,018
========================================================================

IRELAND-0.68%

Bank of Ireland (Banks)                           658,800      5,888,677
========================================================================

ISRAEL-1.68%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               233,800     14,448,840
========================================================================

ITALY-1.79%

Autostrade-Concessioni e Costruzioni
  Autostrade S.p.A. (Highways & Railtracks)       995,800      6,256,658
------------------------------------------------------------------------
ENI S.p.A. (Integrated Oil & Gas)                 731,600      9,167,012
========================================================================
                                                              15,423,670
========================================================================

JAPAN-5.13%

Crayfish Co., Ltd.-ADR (Internet Software &
  Services)(a)                                     15,220        144,438
------------------------------------------------------------------------
Fuji Photo Film Co., Ltd. (Photographic
  Products)                                        63,000      2,078,732
------------------------------------------------------------------------
Fujisawa Pharmaceutical Co., Ltd.
  (Pharmaceuticals) (Acquired 09/07/01-
  09/13/01; Cost $6,226,462)(b)                   311,000      7,467,658
------------------------------------------------------------------------
Hirose Electric Co., Ltd. (Electronic
  Equipment & Instruments)                         44,000      3,227,050
------------------------------------------------------------------------
Honda Motor Co., Ltd. (Automobile
  Manufacturers)                                   96,000      3,442,005
------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment &
  Instruments)                                    102,000      6,089,677
------------------------------------------------------------------------
Nintendo Co. Ltd. (Consumer Electronics)           14,000      2,158,772
------------------------------------------------------------------------
NTT DoCoMo, Inc. (Wireless Telecommunication
  Services) (Acquired 01/27/99-02/21/01; Cost
  $6,458,082)(b)                                      424      5,748,448
------------------------------------------------------------------------
Ricoh Co., Ltd. (Office Electronics)              215,000      3,582,163
------------------------------------------------------------------------
Sharp Corp. (Consumer Electronics)                217,000      2,243,728
------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Pharmaceuticals)                                57,000      2,760,617
------------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)      80,200      1,945,394
------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)        150,100      3,224,134
========================================================================
                                                              44,112,816
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

MEXICO-1.42%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)           137,300   $  2,059,500
------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.-Class L-ADR
  (Integrated Telecommunication Services)         137,300      4,676,438
------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series C
  (General Merchandise Stores)                  2,536,200      5,474,364
========================================================================
                                                              12,210,302
========================================================================

NETHERLANDS-2.13%

Koninklijke Ahold N.V. (Food Retail)              381,200     10,726,468
------------------------------------------------------------------------
Royal Dutch Petroleum Co. (Integrated Oil &
  Gas)                                            103,340      5,255,715
------------------------------------------------------------------------
Wolters Kluwer N.V. (Publishing & Printing)       110,100      2,311,164
========================================================================
                                                              18,293,347
========================================================================

PORTUGAL-0.17%

Portugal Telecom, SGPS, S.A. (Integrated
  Telecommunications Services)(a)                 188,450      1,492,773
========================================================================

SOUTH KOREA-1.06%

Korea Telecom Corp.-ADR (Integrated
  Telecommunication Services)                     178,000      3,709,520
------------------------------------------------------------------------
Samsung Electronics Co., Ltd.
  (Semiconductors)                                 40,600      5,456,313
========================================================================
                                                               9,165,833
========================================================================

SPAIN-2.27%

Banco Bilbao Vizcaya Argentaria, S.A. (Banks)     185,500      2,075,534
------------------------------------------------------------------------
Banco Popular Espanol S.A. (Banks)                177,000      5,942,880
------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)                                      286,900      5,345,838
------------------------------------------------------------------------
Telefonica, S.A. (Integrated
  Telecommunication Services)(a)                  515,380      6,188,684
========================================================================
                                                              19,552,936
========================================================================

SWEDEN-1.02%

Hennes & Mauritz A.B.-Class B (Apparel
  Retail)(a)                                      262,200      4,584,862
------------------------------------------------------------------------
Securitas A.B.-Class B (Diversified
  Commercial Services)(a)                         249,800      4,157,244
========================================================================
                                                               8,742,106
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

SWITZERLAND-2.02%

Nestle S.A.-Class B (Packaged Foods)               58,300   $ 12,095,288
------------------------------------------------------------------------
Serono S.A.-Class B (Biotechnology)                 6,700      5,293,574
========================================================================
                                                              17,388,862
========================================================================

UNITED KINGDOM-7.63%

BP PLC (Integrated Oil & Gas)                   1,675,200     13,529,518
------------------------------------------------------------------------
Next PLC (Department Stores)                      607,900      7,687,314
------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)        661,000      9,234,117
------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)          624,400     14,946,912
------------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Integrated
  Oil & Gas)                                    1,243,000      9,315,390
------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)       1,083,200      6,096,234
------------------------------------------------------------------------
WPP Group PLC (Advertising)                       531,600      4,815,562
========================================================================
                                                              65,625,047
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $429,940,418)                          430,161,677
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. TREASURY SECURITIES-0.23%

U.S. TREASURY BILLS

2.08%, 12/20/01 (Cost $1,994,202)(c)           $2,000,000      1,994,202
========================================================================

                                                 SHARES

MONEY MARKET FUNDS-5.22%

STIC Liquid Assets Portfolio(d)                22,461,503     22,461,503
------------------------------------------------------------------------
STIC Prime Portfolio(d)                        22,461,503     22,461,503
========================================================================
    Total Money Market Funds (Cost
      $44,923,006)                                            44,923,006
========================================================================
TOTAL INVESTMENTS-100.40% (Cost $868,065,112)                863,876,905
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.40%)                         (3,469,769)
========================================================================
NET ASSETS-100.00%                                          $860,407,136
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 10/31/01 was $13,216,106 which represented 1.54% of the Fund's net assets.
(c) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $868,065,112)*                                $863,876,905
------------------------------------------------------------
Foreign currencies, at value (cost $639,040)         625,803
------------------------------------------------------------
Receivables for:
  Investments sold                                 5,862,925
------------------------------------------------------------
  Capital stock sold                                 302,737
------------------------------------------------------------
  Dividends and interest                           1,242,212
------------------------------------------------------------
Investment for deferred compensation plan             42,910
------------------------------------------------------------
Collateral for securities loaned                  55,216,201
------------------------------------------------------------
Other assets                                          27,249
============================================================
    Total assets                                 927,196,942
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            5,617,969
------------------------------------------------------------
  Capital stock reacquired                         4,602,023
------------------------------------------------------------
  Deferred compensation plan                          42,910
------------------------------------------------------------
  Collateral upon return of securities loaned     55,216,201
------------------------------------------------------------
Accrued distribution fees                            702,613
------------------------------------------------------------
Accrued directors' fees                                1,775
------------------------------------------------------------
Accrued transfer agent fees                          459,424
------------------------------------------------------------
Accrued operating expenses                           146,891
============================================================
    Total liabilities                             66,789,806
============================================================
Net assets applicable to shares outstanding     $860,407,136
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $439,612,496
____________________________________________________________
============================================================
Class B                                         $369,170,517
____________________________________________________________
============================================================
Class C                                         $ 51,624,123
____________________________________________________________
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     30,158,749
____________________________________________________________
============================================================
Class B:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     26,366,929
____________________________________________________________
============================================================
Class C:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      3,685,552
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      14.58
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $14.58 divided by
      95.25%)                                   $      15.31
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      14.00
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      14.01
____________________________________________________________
============================================================

* At October 31, 2001, securities with an aggregate market value of $52,937,081 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $704,394)                                    $   7,935,042
------------------------------------------------------------
Dividends from affiliated money market funds       4,042,042
------------------------------------------------------------
Interest                                              73,167
------------------------------------------------------------
Security lending income                              131,844
============================================================
    Total investment income                       12,182,095
============================================================

EXPENSES:

Advisory fees                                     10,072,947
------------------------------------------------------------
Administrative services fees                         151,718
------------------------------------------------------------
Custodian fees                                       605,916
------------------------------------------------------------
Distribution fees -- Class A                       2,878,873
------------------------------------------------------------
Distribution fees -- Class B                       5,513,030
------------------------------------------------------------
Distribution fees -- Class C                         695,408
------------------------------------------------------------
Transfer agent fees -- Class A                     1,853,674
------------------------------------------------------------
Transfer agent fees -- Class B                     1,825,156
------------------------------------------------------------
Transfer agent fees -- Class C                       230,223
------------------------------------------------------------
Directors' fees                                       13,501
------------------------------------------------------------
Other                                                741,308
============================================================
    Total expenses                                24,581,754
============================================================
Less: Fees waived                                 (1,367,253)
------------------------------------------------------------
    Expenses paid indirectly                         (22,415)
============================================================
    Net expenses                                  23,192,086
============================================================
Net investment income (loss)                     (11,009,991)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         (338,879,948)
------------------------------------------------------------
  Foreign currencies                                (194,055)
------------------------------------------------------------
  Futures contracts                                 (883,639)
------------------------------------------------------------
  Option contracts written                           481,493
============================================================
                                                (339,476,149)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (334,748,118)
------------------------------------------------------------
  Foreign currencies                                 339,904
============================================================
                                                (334,408,214)
============================================================
Net gain (loss) from investment securities,
  foreign currencies, futures contracts and
  option contracts                              (673,884,363)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(684,894,354)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                   2001              2000
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $  (11,009,991)   $   (5,429,162)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                   (339,476,149)       (3,575,459)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   (334,408,214)       22,843,525
==============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (684,894,354)       13,838,904
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                         (1,427,057)      (22,377,539)
----------------------------------------------------------------------------------------------
  Class B                                                         (1,483,758)      (25,278,124)
----------------------------------------------------------------------------------------------
  Class C                                                           (173,903)       (1,981,428)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (30,347,996)      420,853,851
----------------------------------------------------------------------------------------------
  Class B                                                       (115,804,932)      399,786,433
----------------------------------------------------------------------------------------------
  Class C                                                          2,328,723        62,117,243
==============================================================================================
    Net increase (decrease) in net assets                       (831,803,277)      846,959,340
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,692,210,413       845,251,073
==============================================================================================
  End of year                                                 $  860,407,136    $1,692,210,413
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,209,235,279    $1,364,256,905
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (61,233)          (47,437)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                            (344,487,506)       (2,127,865)
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                             (4,279,404)      330,128,810
==============================================================================================
                                                              $  860,407,136    $1,692,210,413
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Global Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income was increased by $10,996,195, undistributed net realized gains increased by $201,226 and paid in capital decreased by $11,197,421 as a result of book/tax differences due to foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The fund has a capital loss carryforward of $339,470,549 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $1,367,253.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $151,718 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $2,176,088 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $2,878,873, $5,513,030 and $695,408, respectively, as compensation under the Plans.

  AIM Distributors received commissions of $219,358 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $74,887 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $5,081 or services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $21,368 and reductions in custodian fees of $1,047 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $22,415.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $52,937,081 were on loan to brokers. The loans were secured by cash collateral of $55,216,201 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2001, the Fund received fees of $131,844 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $1,503,169,744 and $1,495,723,222, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 50,204,793
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  Investment securities                      $(59,409,956)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                   $ (9,205,163)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $873,082,068.


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ----------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------    ---------
Beginning of year                       --      $      --
---------------------------------------------------------
Written                              3,280        753,191
---------------------------------------------------------
Closed                              (1,480)      (664,616)
---------------------------------------------------------
Exercised                           (1,108)       (54,523)
---------------------------------------------------------
Expired                               (692)       (34,052)
=========================================================
End of year                             --      $      --
_________________________________________________________
=========================================================

NOTE 9-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                           2001                           2000
                                               ----------------------------    ---------------------------
                                                 SHARES          AMOUNT          SHARES         AMOUNT
                                               -----------    -------------    ----------    -------------
Sold:
  Class A                                       22,586,351    $ 407,568,683    15,127,777    $ 406,628,704
----------------------------------------------------------------------------------------------------------
  Class B                                        2,605,609       48,789,699     6,900,851      184,168,116
----------------------------------------------------------------------------------------------------------
  Class C                                        2,107,158       38,028,226     2,828,982       75,283,012
==========================================================================================================
Issued as reinvestment of dividends:
  Class A                                           62,001        1,403,687       806,611       20,568,517
----------------------------------------------------------------------------------------------------------
  Class B                                           68,397        1,494,466       942,086       23,307,209
----------------------------------------------------------------------------------------------------------
  Class C                                            9,643          210,693        77,109        1,907,682
==========================================================================================================
Issued in connection with acquisitions:
  Class A                                               --               --     7,688,264      213,107,428*
----------------------------------------------------------------------------------------------------------
  Class B                                               --               --    10,539,727      282,469,092*
----------------------------------------------------------------------------------------------------------
  Class C                                               --               --        91,163        2,444,182*
==========================================================================================================
Reacquired:
  Class A                                      (24,582,846)    (439,320,366)   (8,110,012)    (219,450,798)
----------------------------------------------------------------------------------------------------------
  Class B                                       (9,939,010)    (166,089,097)   (3,420,141)     (90,157,984)
----------------------------------------------------------------------------------------------------------
  Class C                                       (2,134,027)     (35,910,196)     (670,330)     (17,517,633)
==========================================================================================================
                                                (9,216,724)   $(143,824,205)   32,802,087    $ 882,757,527
__________________________________________________________________________________________________________
==========================================================================================================

* As of the close of business on June 9, 2000, the Fund acquired all the net assets of AIM Global Growth & Income Fund pursuant to a plan of reorganization approved by AIM Global Growth & Income Fund's shareholders on May 31, 2000. The acquisition was accomplished by a tax-free exchange of 18,319,154 shares of the Fund for 74,783,315 shares of AIM Global Growth & Income Fund outstanding as of the close of business on June 9, 2000. AIM Global Growth & Income Fund's net assets at that date were $498,020,702, including $85,685,863 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,254,996,609.

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                2001      2000(a)       1999        1998        1997
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  24.83    $  23.43    $  17.91    $  16.65    $  14.20
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                            (0.13)      (0.03)      (0.10)      (0.05)      (0.04)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (10.08)       2.77        6.12        1.74        2.49
======================================================================================================================
    Total from investment operations                            (10.21)       2.74        6.02        1.69        2.45
======================================================================================================================
Less distributions from net realized gains                       (0.04)      (1.34)      (0.50)      (0.43)         --
======================================================================================================================
Net asset value, end of period                                $  14.58    $  24.83    $  23.43    $  17.91    $  16.65
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                 (41.17)%     11.52%      34.43%      10.43%      17.25%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $439,612    $796,992    $388,549    $219,050    $178,917
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.68%(c)    1.62%       1.67%       1.70%       1.76%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.79%(c)    1.63%       1.67%       1.70%       1.76%
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.66)%(c)  (0.10)%     (0.57)%     (0.27)%     (0.30)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                            134%        110%         93%         97%         96%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $575,774,649.

                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                2001      2000(a)     1999(a)     1998(a)       1997
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  23.98    $  22.78    $  17.52    $  16.39    $  14.05
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.24)      (0.17)      (0.23)      (0.15)      (0.11)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (9.70)       2.71        5.99        1.71        2.45
======================================================================================================================
    Total from investment operations                             (9.94)       2.54        5.76        1.56        2.34
======================================================================================================================
Less distributions from net realized gains                       (0.04)      (1.34)      (0.50)      (0.43)         --
======================================================================================================================
Net asset value, end of period                                $  14.00    $  23.98    $  22.78    $  17.52    $  16.39
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                 (41.50)%     10.95%      33.69%       9.78%      16.65%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $369,171    $806,409    $425,345    $282,456    $224,225
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.19%(c)    2.16%       2.23%       2.26%       2.29%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.30%(c)    2.17%       2.23%       2.26%       2.29%
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.16)%(c)  (0.64)%     (1.13)%     (0.83)%     (0.83)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                            134%        110%         93%         97%         96%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $551,303,019.

                                                                        CLASS C
                                               ----------------------------------------------------------
                                                                                           AUGUST 4, 1997
                                                                                            (DATE SALES
                                                        YEAR ENDED OCTOBER 31,             COMMENCED) TO
                                               ----------------------------------------     OCTOBER 31,
                                                2001      2000(a)    1999(a)    1998(a)         1997
                                               -------    -------    -------    -------    --------------
Net asset value, beginning of period           $ 23.98    $ 22.79    $ 17.52    $ 16.39        $17.39
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.22)     (0.17)     (0.23)     (0.15)        (0.03)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     (9.71)      2.70       6.00       1.71         (0.97)
=========================================================================================================
    Total from investment operations             (9.93)      2.53       5.77       1.56         (1.00)
=========================================================================================================
Less distributions from net realized gains       (0.04)     (1.34)     (0.50)     (0.43)           --
=========================================================================================================
Net asset value, end of period                 $ 14.01    $ 23.98    $ 22.79    $ 17.52        $16.39
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                 (41.46)%    10.90%     33.69%      9.78%        (5.75)%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $51,624    $88,810    $31,356    $11,765        $1,100
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                2.19%(c)   2.16%      2.23%      2.26%         2.29%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers                             2.30%(c)   2.17%      2.23%      2.26%         2.29%(d)
=========================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (1.16)%(c) (0.64)%    (1.13)%    (0.83)%       (0.83)%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate                            134%       110%        93%        97%           96%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for period less than one year.
(c)  Ratios are based on average daily net assets of $69,540,733.
(d)  Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of AIM Global Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Income Fund (one of the funds constituting AIM International Funds, Inc.; hereafter referred to as the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended October 31, 2000 and the financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

December 12, 2001
Houston, Texas

INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Shareholders of AIM International Funds, Inc.:

We have audited the accompanying statement of changes in net assets of AIM Global Income Fund (a portfolio of AIM International Funds, Inc.) for the year ended October 31, 2000 and the financial highlights for each of the periods in the four-year period then ended. This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Global Income Fund for the year ended October 31, 2000, and the financial highlights for each of the periods in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP


December 6, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
U.S. DOLLAR DENOMINATED BONDS & NOTES-79.29%

AEROSPACE & DEFENSE-0.33%

Dunlop Standard Aerospace Holdings PLC
  (United Kingdom), Sr. Unsec. Sub. Yankee
  Notes, 11.88%, 05/15/09                      $   530,000   $    524,700
=========================================================================

AIRLINES-0.30%

Air 2 US-Series C, Equipment Trust Ctfs.,
  10.13%, 10/01/20 (Acquired 10/28/99; Cost
  $450,000)(a)                                     450,000        478,570
=========================================================================

ALTERNATIVE CARRIERS-0.94%

Intermedia Communications Inc., Sr. Sub.
  Disc. Notes, 12.25%, 03/01/09(b)                 320,000        279,200
-------------------------------------------------------------------------
Intermedia Communications Inc.-Series B, Sr.
  Unsec. Notes, 9.50%, 03/01/09                  1,150,000      1,210,375
=========================================================================
                                                                1,489,575
=========================================================================

APPAREL RETAIL-0.15%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                                 250,000        241,250
=========================================================================

AUTOMOBILE MANUFACTURERS-0.57%

Ford Holdings, Inc., Unsec. Gtd. Unsub. Deb.,
  9.30%, 03/01/30                                  400,000        470,060
-------------------------------------------------------------------------
Ford Motor Credit Co., Notes, 7.88%, 06/15/10      400,000        423,972
=========================================================================
                                                                  894,032
=========================================================================

BANKS-7.04%

Bank of America Corp., Sub. Notes, 9.38%,
  09/15/09                                         600,000        726,282
-------------------------------------------------------------------------
Bank United-Series A, Medium Term Notes,
  8.00%, 03/15/09                                1,000,000      1,111,470
-------------------------------------------------------------------------
BB&T Corp., RAPS Sub. Notes, 6.38%, 06/30/05       600,000        628,662
-------------------------------------------------------------------------
First Union Corp., Putable Unsec. Sub. Deb.,
  6.55%, 10/15/35                                1,500,000      1,588,140
-------------------------------------------------------------------------
  7.50%, 04/15/35                                1,000,000      1,081,940
-------------------------------------------------------------------------
Firstar Bank N.A., Unsec. Sub. Notes, 7.13%,
  12/01/09                                       1,000,000      1,083,900
-------------------------------------------------------------------------
Midland Bank PLC (United Kingdom), Unsec.
  Putable Sub. Yankee Notes, 7.65%, 05/01/25       280,000        316,823
-------------------------------------------------------------------------
NBD Bank N.A. Michigan, Putable Unsec. Sub.
  Deb., 8.25%, 11/01/24                          1,350,000      1,550,785
-------------------------------------------------------------------------
Regions Financial Corp., Putable Sub. Notes,
  7.75%, 09/15/24                                  500,000        540,245
-------------------------------------------------------------------------
St. Paul Bancorp, Inc., Sr. Unsec. Unsub.
  Notes, 7.13%, 02/15/04                           200,000        210,602
-------------------------------------------------------------------------
Suntrust Bank, Sub. Notes, 6.38%, 04/01/11         445,000        466,253
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
BANKS-(CONTINUED)

Swiss Bank Corp., Sub. Notes, 7.38%, 06/15/17  $   350,000   $    394,758
-------------------------------------------------------------------------
U.S. Bancorp, Unsec. Putable Sub. Deb.,
  7.50%, 06/01/26                                1,000,000      1,100,890
-------------------------------------------------------------------------
Washington Mutual, Inc., Jr. Unsec. Sub.
  Notes, 8.25%, 04/01/10                           300,000        342,525
=========================================================================
                                                               11,143,275
=========================================================================

BROADCASTING & CABLE TV-11.34%

Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10                          700,000        668,500
-------------------------------------------------------------------------
AT&T Corp.-Liberty Media Corp., Sr. Unsec.
  Notes, 7.88%, 07/15/09                           835,000        858,622
-------------------------------------------------------------------------
British Sky Broadcasting Group PLC (United
  Kingdom), Sr. Unsec. Gtd. Yankee Notes,
  8.20%, 07/15/09                                  165,000        171,232
-------------------------------------------------------------------------
Callahan Nordrhein Westfalen (Germany), Sr.
  Unsec. Yankee Notes, 14.00%, 07/15/10            560,000        372,400
-------------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp., Sr.
  Unsec. Sub. Notes,
  9.63%, 11/15/09                                  400,000        403,000
-------------------------------------------------------------------------
  10.75%, 10/01/09                                 570,000        601,350
-------------------------------------------------------------------------
  11.13%, 01/15/11                                 290,000        308,125
-------------------------------------------------------------------------
Cox Enterprises, Inc., Notes, 8.00%, 02/15/07
  (Acquired 02/16/00; Cost $297,759)(a)            300,000        327,684
-------------------------------------------------------------------------
CSC Holdings Inc.,
  Sr. Unsec. Deb.,
    7.63%, 07/15/18                              1,000,000        913,480
-------------------------------------------------------------------------
    7.88%, 02/15/18                              1,000,000        936,110
-------------------------------------------------------------------------
  Sr. Unsec. Notes,
    7.25%, 07/15/08                                670,000        675,353
-------------------------------------------------------------------------
    7.88%, 12/15/07                              1,875,000      1,965,244
-------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes
    7.63%, 04/01/11                                750,000        758,610
-------------------------------------------------------------------------
    8.13%, 07/15/09                              1,300,000      1,354,964
-------------------------------------------------------------------------
Fox Family Worldwide, Inc., Sr. Unsec. Disc.
  Notes, 10.25%, 11/01/07(b)                       940,000        941,175
-------------------------------------------------------------------------
Knology Holdings, Inc., Sr. Unsub. Disc.
  Notes, 11.88%, 10/15/07(b)                       540,000        217,350
-------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec. Sub.
  Notes, 8.25%, 02/15/08                           650,000        710,911
-------------------------------------------------------------------------
NTL Inc.-Series B, Sr. Notes, 11.50%,
  02/01/06                                       1,120,000        688,800
-------------------------------------------------------------------------
Shaw Communications Inc. (Canada), Sr. Unsec.
  Unsub. Yankee Notes, 7.25%, 04/06/11             500,000        519,275
-------------------------------------------------------------------------
TCI Communications, Inc., Sr. Unsec. Deb.,
  8.75%, 08/01/15                                  750,000        893,977
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
BROADCASTING & CABLE TV-(CONTINUED)

Time Warner Inc.,
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24        $   750,000   $    777,292
-------------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23                   1,600,000      1,924,640
-------------------------------------------------------------------------
Turner Broadcasting System, Inc.-Class A,
  Notes 8.38%, 07/01/13                            835,000        968,909
=========================================================================
                                                               17,957,003
=========================================================================

BUILDING PRODUCTS-0.22%

MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                          400,000        354,000
=========================================================================

CASINOS & GAMING-0.90%

Ameristar Casinos, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.75%, 02/15/09                          520,000        548,600
-------------------------------------------------------------------------
Hollywood Casino Corp.-Class A, Sr. Sec. Gtd.
  Notes, 11.25%, 05/01/07                          350,000        369,250
-------------------------------------------------------------------------
Isle of Capri Casinos, Inc., Unsec. Gtd. Sub.
  Notes, 8.75%, 04/15/09                           175,000        159,250
-------------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Sub. Notes, 8.88%, 09/15/08                      345,000        345,000
=========================================================================
                                                                1,422,100
=========================================================================

CONSUMER FINANCE-2.38%

CitiFinancial Credit Co., Unsec. Putable
  Notes, 7.88%, 02/01/25                         1,500,000      1,699,080
-------------------------------------------------------------------------
Ford Motor Credit Co., Unsec. Notes, 7.38%,
  10/28/09                                         700,000        717,304
-------------------------------------------------------------------------
Household Finance Corp., Unsec. Notes, 8.00%,
  07/15/10                                       1,200,000      1,356,360
=========================================================================
                                                                3,772,744
=========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.14%

Tekni-Plex, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 12.75%, 06/15/10                     245,000        221,725
=========================================================================

DIVERSIFIED FINANCIAL SERVICES-6.69%

AIG SunAmerica Global Financing VI, Sr. Sec.
  Notes, 6.30%, 05/10/11 (Acquired
  05/02/01-05/24/01; Cost $746,730)(a)             750,000        787,545
-------------------------------------------------------------------------
AIG SunAmerica Global Financing VII, Notes,
  5.85%, 08/01/08 (Acquired 08/21/01-
  08/22/01; Cost $902,226)(a)                      900,000        937,575
-------------------------------------------------------------------------
Associates Corp. of North America, Sr. Deb.,
  6.95%, 11/01/18                                1,500,000      1,552,800
-------------------------------------------------------------------------
Auburn Hills Trust, Gtd. Deb., 12.00%,
  05/01/20                                         500,000        705,665
-------------------------------------------------------------------------
CIT Group, Inc. (The), Notes, 6.50%, 02/07/06      250,000        263,652
-------------------------------------------------------------------------
Citigroup Inc., Unsec. Sub. Notes, 7.25%,
  10/01/10                                         415,000        461,272
-------------------------------------------------------------------------
Fidelity Investments, Bonds, 7.57%, 06/15/29
  (Acquired 04/10/01-05/09/01; Cost
  $1,629,691)(a)                                 1,560,000      1,728,215
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

General Electric Capital Corp.-Series A,
  Medium Term Notes, 6.13%, 02/22/11           $   600,000   $    639,828
-------------------------------------------------------------------------
Lehman Brothers Holdings Inc.-Series E,
  Medium Term Disc. Notes, 9.56%, 02/10/28(c)    1,100,000        147,675
-------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co., Unsec.
  Unsub. Bonds, 6.75%, 04/15/11                    600,000        630,342
-------------------------------------------------------------------------
Pinnacle Partners, Sr. Notes, 8.83%, 08/15/04
  (Acquired 08/02/00; Cost $1,000,000)(a)        1,000,000      1,050,120
-------------------------------------------------------------------------
Qwest Capital Funding, Bonds, 7.63%, 08/03/21
  (Acquired 10/10/01; Cost $578,460)(a)            600,000        588,096
-------------------------------------------------------------------------
Salomon Smith Barney Holdings Inc., Unsec.
  Notes, 7.13%, 10/01/06                         1,000,000      1,104,280
=========================================================================
                                                               10,597,065
=========================================================================

DIVERSIFIED METALS & MINING-0.17%

Rio Algom Ltd. (Canada), Unsec. Yankee Deb.,
  7.05%, 11/01/05                                  250,000        262,262
=========================================================================

ELECTRIC UTILITIES-9.20%

AES Corp. (The), Sr. Unsec. Notes,
  8.75%, 12/15/02                                1,350,000      1,366,875
-------------------------------------------------------------------------
  9.50%, 06/01/09                                  700,000        661,500
-------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                       1,100,000      1,134,287
-------------------------------------------------------------------------
CILCORP, Inc., Sr. Unsec. Bonds, 9.38%,
  10/15/29                                       1,000,000      1,130,550
-------------------------------------------------------------------------
Cleveland Electric Illuminating Co. (The),
  First Mortgage Bonds, 6.86%, 10/01/08            500,000        520,205
-------------------------------------------------------------------------
  Series D, Sr. Sec. Notes, 7.88%, 11/01/17      1,500,000      1,570,980
-------------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                                  700,000        726,250
-------------------------------------------------------------------------
Cogentrix Energy, Inc., Sr. Unsec. Gtd.
  Notes, 8.75%, 10/15/08                           600,000        643,284
-------------------------------------------------------------------------
Commonwealth Edison Co.-Series 92, First
  Mortgage Bonds, 7.63%, 04/15/13                1,350,000      1,509,786
-------------------------------------------------------------------------
El Paso Electric Co.,
  Series D, Sec. First Mortgage Bonds, 8.90%,
    02/01/06                                       760,000        847,886
-------------------------------------------------------------------------
  Series E, Sec. First Mortgage Bonds, 9.40%,
    05/01/11                                     1,000,000      1,123,630
-------------------------------------------------------------------------
Kincaid Generation LLC, Sec. Bonds, 7.33%,
  06/15/20 (Acquired 04/30/98; Cost
  $488,938)(a)                                     482,746        478,232
-------------------------------------------------------------------------
Mirant Corp., Sr. Notes, 7.90%, 07/15/09
  (Acquired 09/28/01; Cost $206,996)(a)            200,000        210,118
-------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08(d)                              240,000        270,600
-------------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series H, Sr.
  Unsec. Disc. Notes, 8.50%, 07/01/10(b)         1,750,000      1,662,045
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
ELECTRIC UTILITIES-(CONTINUED)

Public Service Company of New Mexico- Series
  A, Sr. Unsec. Notes, 7.10%, 08/01/05         $   120,000   $    126,418
-------------------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Sec. Notes,
  6.25%, 01/15/09                                  620,000        584,015
=========================================================================
                                                               14,566,661
=========================================================================

EMPLOYMENT SERVICES-0.11%

MSX International, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.38%, 01/15/08                          220,000        177,100
=========================================================================

ENVIRONMENTAL SERVICES-1.73%

Allied Waste North America Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.00%, 08/01/09         300,000        304,500
-------------------------------------------------------------------------
Browning-Ferris Industries, Inc., Deb.,
  9.25%, 05/01/21                                  350,000        334,763
-------------------------------------------------------------------------
Waste Management, Inc., Putable Unsec. Notes,
  7.10%, 08/01/26                                2,000,000      2,102,500
=========================================================================
                                                                2,741,763
=========================================================================

GAS UTILITIES-2.90%

Northern Border Partners, L.P., Sr. Unsec.
  Gtd. Notes, 7.10%, 03/15/11                      600,000        631,704
-------------------------------------------------------------------------
Nova Gas Transmission Ltd. (Canada), Yankee
  Deb., 8.50%, 12/15/12                            450,000        540,306
-------------------------------------------------------------------------
ONEOK, Inc., Unsec. Notes, 7.75%, 08/15/06         400,000        441,780
-------------------------------------------------------------------------
Sonat Inc., Sr. Unsec. Notes, 7.63%, 07/15/11      800,000        870,304
-------------------------------------------------------------------------
Tennessee Gas Pipeline Co., Unsec. Deb.,
  7.63%, 04/01/37                                  650,000        665,652
-------------------------------------------------------------------------
TransCanada Pipelines Ltd. (Canada), Yankee
  Deb., 8.63%, 05/15/12                          1,200,000      1,432,380
=========================================================================
                                                                4,582,126
=========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.13%

Fresenius Medical Care Capital Trust, Sec.
  Gtd. Pfd. Notes, 7.88%, 06/15/11                 210,000        212,100
=========================================================================

HOME FURNISHINGS-0.00%

Glenoit Corp., Sr. Unsec. Gtd. Sub. Notes,
  11.00%, 04/15/07(e)                              380,000              4
=========================================================================

HOMEBUILDING-0.32%

K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                     500,000        512,500
=========================================================================

INTEGRATED OIL & GAS-3.00%

El Paso CGP Co., Sr. Putable Unsec. Deb.,
  6.70%, 02/15/27                                  900,000        941,382
-------------------------------------------------------------------------
Husky Oil Ltd. (Canada), Sr. Unsec. Yankee
  Notes, 7.13%, 11/15/06                           600,000        632,550
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
INTEGRATED OIL & GAS-(CONTINUED)

Occidental Petroleum Corp.,
  Sr. Putable Deb., 9.25%, 08/01/19            $   950,000   $  1,145,624
-------------------------------------------------------------------------
  Sr. Unsec. Notes,
    7.38%, 11/15/08                                750,000        802,943
-------------------------------------------------------------------------
    7.65%, 02/15/06                                310,000        337,156
-------------------------------------------------------------------------
Petro-Canada (Canada), Yankee Deb., 9.25%,
  10/15/21                                         700,000        891,051
=========================================================================
                                                                4,750,706
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-3.23%

AT&T Canada Inc. (Canada),
  Sr. Disc. Yankee Notes, 9.95%, 06/15/08(b)       800,000        386,000
-------------------------------------------------------------------------
  Sr. Unsec. Yankee Notes, 7.65%, 09/15/06         370,000        226,163
-------------------------------------------------------------------------
MCI Communications Corp., Sr. Unsec. Putable
  Deb., 7.13%, 06/15/27                          1,500,000      1,566,390
-------------------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes, 13.00%,
  08/15/10                                         535,000        393,225
-------------------------------------------------------------------------
Sprint Corp., Putable Deb., 9.00%, 10/15/19        200,000        224,536
-------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes, 7.50%,
  06/01/07                                       1,000,000      1,084,060
-------------------------------------------------------------------------
Verizon Global Funding Corp.,-Series REGS,
  Conv. Sr. Euro Notes, 4.25%, 09/15/05            500,000        511,974
-------------------------------------------------------------------------
WorldCom, Inc./WorldCom Group, Bonds, 8.25%,
  05/15/31                                         700,000        712,635
=========================================================================
                                                                5,104,983
=========================================================================

INTERNET RETAIL-0.12%

Amazon.com, Inc., Conv. Unsec. Sub. Notes,
  4.75%, 02/01/09 (Acquired 01/29/99; Cost
  $501,875)(a)                                     500,000        195,625
=========================================================================

INTERNET SOFTWARE & SERVICES-0.04%

Equinix, Inc., Sr. Unsec. Notes, 13.00%,
  12/01/07                                         250,000         63,125
=========================================================================

LIFE & HEALTH INSURANCE-1.21%

American General Finance Corp., Sr. Putable
  Notes, 8.45%, 10/15/09                           770,000        892,130
-------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.13%, 08/15/09                300,000        340,770
-------------------------------------------------------------------------
Conseco, Inc., Sr. Unsec. Notes, 8.75%,
  02/09/04                                         160,000         82,400
-------------------------------------------------------------------------
Prudential Funding, LLC, Medium Term Notes,
  6.60%, 05/15/08 (Acquired 05/09/01; Cost
  $399,536)(a)                                     400,000        420,900
-------------------------------------------------------------------------
Torchmark Corp., Notes, 7.88%, 05/15/23            165,000        170,886
=========================================================================
                                                                1,907,086
=========================================================================

MULTI-UTILITIES-2.20%

Dynegy Inc., Sr. Unsec. Deb., 7.13%, 05/15/18    1,100,000      1,089,902
-------------------------------------------------------------------------
Enron Corp., Sec. Notes, 8.00%, 08/15/05
  (Acquired 06/05/01; Cost $516,515)(a)            500,000        380,625
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
MULTI-UTILITIES-(CONTINUED)

Williams Cos., Inc. (The), Sr. Putable Unsec.
  Notes, 6.75%, 01/15/06                       $   670,000   $    700,612
-------------------------------------------------------------------------
Williams Gas Pipeline Center Inc., Sr. Notes,
  7.38%, 11/15/06 (Acquired 02/15/01; Cost
  $1,239,360)(a)                                 1,200,000      1,306,752
=========================================================================
                                                                3,477,891
=========================================================================

OIL & GAS DRILLING-1.65%

Global Marine Inc., Sr. Unsec. Notes, 7.13%,
  09/01/07                                       1,200,000      1,287,336
-------------------------------------------------------------------------
R & B Falcon Corp.-Series B, Sr. Unsec.
  Notes, 6.95%, 04/15/08                         1,270,000      1,322,908
=========================================================================
                                                                2,610,244
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.43%

First Wave Marine, Inc., Sr. Unsec. Notes,
  11.00%, 02/01/08(e)                              250,000         20,625
-------------------------------------------------------------------------
National-Oilwell, Inc., Sr. Unsec. Notes,
  6.50%, 03/15/11                                1,000,000      1,020,200
-------------------------------------------------------------------------
Petroleum Geo-Services A.S.A. (Norway),
  Sr. Unsec. Yankee Notes, 7.13%, 03/30/28       1,000,000        730,150
-------------------------------------------------------------------------
  Yankee Notes, 7.50%, 03/31/07                  1,600,000      1,564,128
-------------------------------------------------------------------------
Smith International, Inc., Notes, 6.75%,
  02/15/11                                         500,000        507,155
=========================================================================
                                                                3,842,258
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-7.83%

Anadarko Petroleum Corp., Unsec. Putable
  Deb., 7.73%, 09/15/26                          1,200,000      1,293,468
-------------------------------------------------------------------------
Anderson Exploration Ltd. (Canada), Unsec.
  Sub. Yankee Notes, 6.75%, 03/15/11               500,000        503,740
-------------------------------------------------------------------------
Canadian Natural Resources Ltd. (Canada),
  Yankee Notes, 6.70%, 07/15/11                    550,000        566,055
-------------------------------------------------------------------------
Canadian Oil Sands Ltd. (Canada), Sr. Yankee
  Notes, 7.90%, 09/01/21 (Acquired 08/17/01;
  Cost $424,269)(a)                                425,000        450,513
-------------------------------------------------------------------------
Chesapeake Energy Corp., Sr. Notes, 8.38%,
  11/01/08 (Acquired 10/26/01; Cost
  $307,195)(a)                                     310,000        310,775
-------------------------------------------------------------------------
Devon Financing Corp., Unsec. Gtd. Deb.,
  7.88%, 09/30/31 (Acquired 09/28/01; Cost
  $498,900)(a)                                     500,000        509,050
-------------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Unsec.
  Notes, 6.88%, 12/01/07                         1,000,000      1,052,370
-------------------------------------------------------------------------
Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes, 7.63%, 03/01/11                         2,200,000      2,219,250
-------------------------------------------------------------------------
Nexen Inc. (Canada), Unsec. Unsub. Yankee
  Notes, 7.40%, 05/01/28                         1,655,000      1,738,379
-------------------------------------------------------------------------
Noble Affiliates Inc., Sr. Unsec. Deb.,
  7.25%, 08/01/97                                1,200,000      1,114,008
-------------------------------------------------------------------------
Pioneer Natural Resources Co., Sr. Unsec.
  Notes, 8.25%, 08/15/07                         1,370,000      1,416,046
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

Pogo Producing Co.-Series B, Sr. Unsec. Sub.
  Notes, 10.38%, 02/15/09                      $   420,000   $    450,450
-------------------------------------------------------------------------
Talisman Energy Inc. (Canada), Unsec. Unsub.
  Yankee Deb., 7.13%, 06/01/07                     250,000        265,460
-------------------------------------------------------------------------
Union Pacific Resources Group Inc., Unsec.
  Notes, 6.75%, 05/15/08                           475,000        502,536
=========================================================================
                                                               12,392,100
=========================================================================

OIL & GAS REFINING & MARKETING-1.60%

Petroleos Mexicanos (Mexico),
  Unsec. Gtd. Yankee Bonds, 9.38%, 12/02/08        480,000        525,034
-------------------------------------------------------------------------
  Series P, Unsec. Putable Unsub. Yankee
    Notes, 9.50%, 09/15/27                       1,800,000      2,001,672
=========================================================================
                                                                2,526,706
=========================================================================

PHARMACEUTICALS-0.18%

Warner Chilcott, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 12.63%, 02/15/08                     250,000        278,750
=========================================================================

PROPERTY & CASUALTY INSURANCE-1.37%

Allstate Financial Global Funding, Notes,
  6.50%, 06/14/11 (Acquired 06/07/01; Cost
  $748,853)(a)                                     750,000        784,868
-------------------------------------------------------------------------
Florida Windstorm Underwriting Association-
  Series 1999A, Sr. Sec. Notes, 7.13%,
  02/25/19 (Acquired 04/25/01; Cost
  $425,709)(a)                                     430,000        444,117
-------------------------------------------------------------------------
Terra Nova Insurance (United Kingdom)
  Holding, Sr. Unsec. Gtd. Yankee Notes,
  7.00%, 05/15/08                                  500,000        464,215
-------------------------------------------------------------------------
  7.20%, 08/15/07                                  500,000        471,315
=========================================================================
                                                                2,164,515
=========================================================================

PUBLISHING & PRINTING-2.32%

News America Holdings, Inc.,
  Putable Notes, 8.45%, 08/01/34                 1,500,000      1,660,170
-------------------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13                 1,250,000      1,484,150
-------------------------------------------------------------------------
  Sr. Unsec. Gtd. Putable Bonds, 7.43%,
    10/01/26                                       500,000        533,555
=========================================================================
                                                                3,677,875
=========================================================================

RAILROADS-0.83%

Consolidated Rail Corp., Deb., 9.75%,
  06/15/20                                         450,000        568,800
-------------------------------------------------------------------------
CSX Corp., Sr. Unsec. Putable Deb., 7.25%,
  05/01/27                                         350,000        379,813
-------------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10                375,000        358,125
=========================================================================
                                                                1,306,738
=========================================================================

REAL ESTATE INVESTMENT TRUSTS-1.29%

ERP Operating L.P., Unsec. Notes, 7.13%,
  10/15/17                                         600,000        582,348
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
REAL ESTATE INVESTMENT TRUSTS-(CONTINUED)

Healthcare Realty Trust, Inc., Sr. Unsec.
  Notes, 8.13%, 05/01/11                       $   400,000   $    414,028
-------------------------------------------------------------------------
HealthCare REIT, Inc., Sr. Unsec. Notes,
  7.50%, 08/15/07                                  300,000        306,435
-------------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                  190,000        190,950
-------------------------------------------------------------------------
Spieker Properties LP, Unsec. Deb., 7.50%,
  10/01/27                                         300,000        300,405
-------------------------------------------------------------------------
Spieker Properties, Inc., Unsec. Unsub. Deb.,
  7.35%, 12/01/17                                  250,000        248,823
=========================================================================
                                                                2,042,989
=========================================================================

REINSURANCE-0.59%

GE Global Insurance Holdings Corp., Unsec.
  Notes, 7.75%, 06/15/30                           800,000        938,760
=========================================================================

SOVEREIGN DEBT-2.52%

Quebec (Province of) (Canada), Yankee Deb.,
  7.50%, 07/15/23                                1,000,000      1,170,860
-------------------------------------------------------------------------
Republica Orient (Uruguay), Unsec. Yankee
  Bonds, 7.88%, 07/15/27                         3,000,000      2,820,000
=========================================================================
                                                                3,990,860
=========================================================================

SPECIALTY STORES-0.27%

United Rentals (North America) Inc., Sr.
  Unsec. Gtd. Notes, 10.75%, 04/15/08(d)           400,000        422,000
=========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.30%

SBA Communications Corp., Sr. Unsec. Notes,
  10.25%, 02/01/09                                 590,000        477,900
=========================================================================

TRUCKING-0.13%

Avis Group Holdings, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 05/01/09                     200,000        212,500
=========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.62%

Crown Castle International Corp., Sr. Unsec.
  Notes, 10.75%, 08/01/11                          600,000        561,000
-------------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes, 9.50%, 02/01/11                           600,000        417,000
=========================================================================
                                                                  978,000
=========================================================================
    Total U.S. Dollar Denominated Bonds (Cost
      $123,669,434)                                           125,512,166
=========================================================================

                                                PRINCIPAL
                                                AMOUNT(f)
NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-11.12%

CANADA-4.25%

AT&T Canada Inc. (Integrated
  Telecommunication Services), Sr. Unsec.
  Unsub. Notes, 7.15%, 09/23/04      CAD           800,000        328,571
-------------------------------------------------------------------------
Bell Mobility Cellular Inc. (Wireless
  Telecommunication Services), Unsec. Deb.,
  6.55%, 06/02/08                  CAD             750,000        491,534
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                AMOUNT(f)       VALUE
CANADA-(CONTINUED)

Canada Government (Sovereign Debt),
  Gtd. Bonds, 7.00%, 12/01/06        CAD           300,000   $    212,995
-------------------------------------------------------------------------
  Bonds,
  5.75%, 06/01/29                  CAD             300,000        200,447
-------------------------------------------------------------------------
  6.00%, 06/01/08                  CAD           5,520,000      3,763,829
-------------------------------------------------------------------------
  9.00%, 03/01/11                  CAD             500,000        410,411
-------------------------------------------------------------------------
Export Development Corp. (Sovereign Debt),
  Sr. Unsec. Unsub. Bonds, 6.50%, 12/21/04NZD      415,000        176,099
-------------------------------------------------------------------------
Ontario (Province of) (Sovereign Debt),
  Unsec. Unsub. Notes, 6.25%, 12/03/08 NZD       1,500,000        617,673
-------------------------------------------------------------------------
Rogers Cablesystems Ltd. (Broadcasting &
  Cable TV), Sr. Sec. Second Priority Deb.,
  9.65%, 01/15/14                  CAD             300,000        192,610
-------------------------------------------------------------------------
Westcoast Energy Inc. (Gas Utilities)-Series
  V, Unsec. Deb., 6.45%, 12/18/06       CAD        500,000        337,540
=========================================================================
                                                                6,731,709
=========================================================================

FRANCE-0.23%

Vivendi Environnement (Environmental
  Services), Sr. Conv. Gtd. Bonds, 1.50%,
  01/01/05                  EUR                    150,000        370,982
=========================================================================

GERMANY-0.05%

Bundesrepublik Deutschland (Sovereign Debt),
  Bonds, 6.50%, 10/14/05      EUR                   75,000         74,521
=========================================================================

GREECE-1.48%

Hellenic Republic (Sovereign Debt), Bonds
  6.00%, 05/19/10                  EUR           2,400,000      2,347,244
=========================================================================

NETHERLANDS-1.09%

KPNQwest N.V. (Alternative Carriers), Sr.
  Notes, 8.88%, 02/01/08          AUD            1,470,000        875,158
-------------------------------------------------------------------------
Olivetti International Finance N.V.
  (Integrated Telecommunication
  Services)-Series E, Gtd. Medium Term Euro
  Notes, 6.13%, 07/30/09                  EUR      290,000        251,361
-------------------------------------------------------------------------
Vodafone Finance B.V. (Industrial
  Conglomerates), Unsec. Unsub. Gtd. Euro
  Bonds, 4.75%, 05/27/09            EUR            690,000        596,869
=========================================================================
                                                                1,723,388
=========================================================================

NEW ZEALAND-0.74%

Inter-American Development Bank (Banks),
  Unsec. Bonds, 5.75%, 04/15/04      NZD         2,000,000        831,862
-------------------------------------------------------------------------
International Bank for Reconstruction &
  Development-Class E (Banks), Unsec. Medium
  Term Notes, 5.50%, 04/15/04 NZD                  800,000        330,727
=========================================================================
                                                                1,162,589
=========================================================================

UNITED KINGDOM-0.91%

British Sky Broadcasting Group PLC
  (Broadcasting & Cable TV), Sr. Gtd. Unsec.
  Unsub. Euro Bonds, 7.75%, 07/09/09 GBP           450,000        628,034
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                AMOUNT(f)       VALUE
UNITED KINGDOM-(CONTINUED)

Jazztel PLC (Integrated Telecommunication
  Services), Sr. Unsec. Notes, 13.25%,
  12/15/09                 EUR                     285,000   $    100,199
-------------------------------------------------------------------------
Sutton Bridge Financing Ltd. (Electric
  Utilities), Gtd. Euro Bonds, 8.63%,
  06/30/22(d)                GBP                   450,000        711,568
=========================================================================
                                                                1,439,801
=========================================================================

UNITED STATES OF AMERICA-2.37%

Federal National Mortgage Association
  (Sovereign Debt) Sr. Unsub. Medium Term
  Notes, 6.38%, 08/15/07            AUD          3,785,000      2,023,683
-------------------------------------------------------------------------
KFW International Finance (Sovereign Debt),
  Unsec. Gtd. Unsub. Euro Medium Term Notes,
  7.25%, 07/16/07            AUD                 3,100,000      1,722,538
=========================================================================
                                                                3,746,221
=========================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $20,380,903)                                 17,596,455
=========================================================================

                                                 SHARES
WARRANTS & OTHER EQUITY INTERESTS-0.46%

BROADCASTING & CABLE TV-0.00%

Knology Inc.-Wts., expiring 10/22/07
  (Acquired 03/12/98; Cost $0)(a)(g)                   700              7
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.01%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(a)(g)                             535         10,700
=========================================================================

INTERNET SOFTWARE & SERVICES-0.00%

Equinix, Inc.-Wts., expiring 12/01/07
  (Acquired 05/30/00; Cost $0)(a)(g)                   250          2,257
=========================================================================

RAILROADS-0.01%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/01/00; Cost $0)(a)(g)                   375         24,469
=========================================================================

REAL ESTATE INVESTMENT TRUSTS-0.44%

First Republic Capital Corp.-Series A-Pfd.
  (Acquired 03/26/99; Cost $750,000)(a)                750        693,750
=========================================================================
    Total Warrants & Other Equity Interests
      (Cost $750,000)                                             731,183
=========================================================================

                                                PRINCIPAL
                                                 AMOUNT

U.S. GOVERNMENT AGENCY SECURITIES-6.40%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-3.67%

Jr. Unsec. Sub. Notes,
  5.88%, 03/21/11                              $   200,000        210,524
-------------------------------------------------------------------------
Pass Through Ctfs.,
  7.00%, 07/01/29                                   77,000         80,440
-------------------------------------------------------------------------
  7.50%, 10/01/29 to 06/01/31                    1,798,792      1,888,278
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)-(CONTINUED)

  8.50%, 03/01/10                              $   502,002   $    531,023
-------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.50%, 12/01/31(h)                             2,152,000      2,215,215
-------------------------------------------------------------------------
Unsec. Notes,
  5.13%, 10/15/08                                  225,000        231,934
-------------------------------------------------------------------------
  5.50%, 09/15/11                                  625,000        653,825
=========================================================================
                                                                5,811,239
=========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-2.73%

Pass Through Ctfs.,
  6.50%, 10/01/16                                   77,000         80,104
-------------------------------------------------------------------------
  8.00%, 06/01/31                                  779,520        824,342
-------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.50%, 11/01/31(h)                             2,000,000      2,056,875
-------------------------------------------------------------------------
  6.50%, 12/01/31(h)                               150,000        154,266
-------------------------------------------------------------------------
Unsec. Notes,
  6.00%, 05/15/11                                   77,000         83,424
-------------------------------------------------------------------------
Unsec. Sub. Notes,
  5.50%, 05/02/06                                  450,000        475,713
-------------------------------------------------------------------------
  6.25%, 02/01/11                                  600,000        648,024
=========================================================================
                                                                4,322,748
=========================================================================
    Total U.S. Government Agency Securities
      (Cost $9,899,167)                                        10,133,987
=========================================================================

U.S. TREASURY SECURITIES-2.00%

U.S. TREASURY NOTES-2.00%

  5.00%, 08/15/11 (Cost $3,084,844)              3,000,000      3,172,980
=========================================================================

ASSET-BACKED SECURITIES-2.40%

AIRLINES-1.04%

American Airlines, Inc.-Class A2, Series
  2001-01, Pass Through Ctfs., 6.82%,
  05/23/11 (Acquired 06/28/01; Cost
  $609,816)(a)                                     600,000        589,314
-------------------------------------------------------------------------
United Air Lines, Inc., Pass Through Ctfs.,
  7.73%, 07/01/10                                  800,000        798,320
-------------------------------------------------------------------------
United Air Lines, Inc.-Series 95A2, Pass
  Through Ctfs., 9.56%, 10/19/18                   300,000        268,053
=========================================================================
                                                                1,655,687
=========================================================================

BANKS-0.33%

Premium Asset Trust-Series 01-6, Sec. Notes,
  5.25%, 07/19/04 (Acquired 07/11/01; Cost
  $499,340)(a)                                     500,000        517,169
=========================================================================

DIVERSIFIED FINANCIAL SERVICES-0.88%

Citicorp Lease-Class A2, Series 1999-1, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-01/25/01; Cost $1,312,194)(a)         1,300,000      1,395,342
=========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

ELECTRIC UTILITIES-0.15%

Beaver Valley II Funding Corp., SLOBS, Deb.,
  9.00%, 06/01/17                              $   200,000   $    232,726
=========================================================================
    Total Asset-Backed Securities (Cost
      $3,745,799)                                               3,800,924
=========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

                                                                MARKET
                                                 SHARES         VALUE
MONEY MARKET FUNDS-0.28%

STIC Liquid Assets Portfolio(i)                    220,745   $    220,745
-------------------------------------------------------------------------
STIC Prime Portfolio(i)                            220,745        220,745
=========================================================================
    Total Money Market Funds (Cost $441,490)                      441,490
=========================================================================
TOTAL INVESTMENTS-101.95% (Cost $161,971,637)                 161,389,185
=========================================================================
OTHER ASSETS LESS LIABILITIES-(1.95)%                          (3,087,769)
=========================================================================
NET ASSETS-100.00%                                           $158,301,416
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

AUD     - Australian Dollar
CAD     - Canadian Dollar
Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
EUR     - Euro
GBP     - British Pound Sterling
Gtd.    - Guaranteed
NZD     - New Zealand Dollar
Pfd.    - Preferred
RAPS    - Redeemable and Putable Securities
REGS    - Regulation S
REIT    - Real Estate Investment Trust
Sec.    - Secured
SLOBS   - Secured Lease Obligations
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 10/31/01 was $13,227,046, which represented 8.36% of the Fund's net assets.
(b) Discounted security at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c) Zero coupon bond issued at a discount. The interest rate shown represents the original issue discount at issue.
(d) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(e) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(f) Foreign denominated security. Par value is denominated in currency indicated.
(g)  Acquired as part of a unit with or in exchange for other securities.
(h) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section G.
(I) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $161,971,637)                                 $161,389,185
------------------------------------------------------------
Receivables for:
  Capital stock sold                                  68,175
------------------------------------------------------------
  Dividends and interest                           3,083,144
------------------------------------------------------------
Investment for deferred compensation plan             34,113
------------------------------------------------------------
Other assets                                          17,344
============================================================
    Total assets                                 164,591,961
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            5,514,171
------------------------------------------------------------
  Capital stock reacquired                           298,818
------------------------------------------------------------
  Dividends                                          229,012
------------------------------------------------------------
  Foreign currency contracts outstanding              16,888
------------------------------------------------------------
  Deferred compensation plan                          34,113
------------------------------------------------------------
Accrued distribution fees                            104,538
------------------------------------------------------------
Accrued directors' fees                                  877
------------------------------------------------------------
Accrued transfer agent fees                           39,152
------------------------------------------------------------
Accrued operating expenses                            52,976
============================================================
    Total liabilities                              6,290,545
============================================================
Net assets applicable to shares outstanding     $158,301,416
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $110,579,414
____________________________________________________________
============================================================
Class B                                         $ 45,510,165
____________________________________________________________
============================================================
Class C                                         $  2,211,837
____________________________________________________________
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     12,219,723
____________________________________________________________
============================================================
Class B:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      5,029,513
____________________________________________________________
============================================================
Class C:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                        244,528
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       9.05
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.05 divided by
      95.25%)                                   $       9.50
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       9.05
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       9.05
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Interest                                         $12,853,273
------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $99)                                                87,988
------------------------------------------------------------
Dividends from affiliated money market funds          70,353
============================================================
    Total investment income                       13,011,614
============================================================

EXPENSES:

Advisory fees                                      1,138,755
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        55,862
------------------------------------------------------------
Distribution fees -- Class A                         534,690
------------------------------------------------------------
Distribution fees -- Class B                         536,152
------------------------------------------------------------
Distribution fees -- Class C                          21,261
------------------------------------------------------------
Transfer agent fees -- Class A                       288,600
------------------------------------------------------------
Transfer agent fees -- Class B                       145,174
------------------------------------------------------------
Transfer agent fees -- Class C                         5,757
------------------------------------------------------------
Directors' fees                                        7,992
------------------------------------------------------------
Other                                                194,302
============================================================
    Total expenses                                 2,978,545
============================================================
Less: Fees waived                                   (662,056)
------------------------------------------------------------
    Expenses paid indirectly                          (2,752)
============================================================
    Net expenses                                   2,313,737
============================================================
Net investment income                             10,697,877
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (6,450,868)
------------------------------------------------------------
  Foreign currencies                                  62,975
------------------------------------------------------------
  Foreign currency contracts                         404,719
============================================================
                                                  (5,983,174)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            9,077,274
------------------------------------------------------------
  Foreign currencies                                  21,871
------------------------------------------------------------
  Foreign currency contracts                        (643,680)
============================================================
                                                   8,455,465
============================================================
Net gain from investment securities, foreign
  currencies and foreign currency contracts        2,472,291
============================================================
Net increase in net assets resulting from
  operations                                     $13,170,168
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                  2001             2000
                                                              -------------    -------------
OPERATIONS:

  Net investment income                                       $  10,697,877    $   7,916,929
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and foreign currency contracts            (5,983,174)     (10,136,782)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and foreign currency
    contracts                                                     8,455,465        1,174,196
============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                 13,170,168       (1,045,657)
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (7,062,623)        (697,810)
--------------------------------------------------------------------------------------------
  Class B                                                        (3,320,823)        (427,241)
--------------------------------------------------------------------------------------------
  Class C                                                          (126,329)         (22,193)
--------------------------------------------------------------------------------------------
Return of capital:
  Class A                                                          (159,295)      (4,541,889)
--------------------------------------------------------------------------------------------
  Class B                                                           (29,780)      (2,529,211)
--------------------------------------------------------------------------------------------
  Class C                                                            (6,068)         (95,826)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         3,294,103       60,321,560
--------------------------------------------------------------------------------------------
  Class B                                                       (15,669,649)      29,421,207
--------------------------------------------------------------------------------------------
  Class C                                                           404,143           41,717
============================================================================================
    Net increase (decrease) in net assets                        (9,506,153)      80,424,657
============================================================================================

NET ASSETS:

  Beginning of year                                             167,807,569       87,382,912
============================================================================================
  End of year                                                 $ 158,301,416    $ 167,807,569
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 194,968,488    $ 317,756,543
--------------------------------------------------------------------------------------------
  Undistributed net investment income                               (36,695)         (45,909)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and foreign currency
    contracts                                                   (36,033,681)    (140,850,904)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                      (596,696)      (9,052,161)
============================================================================================
                                                              $ 158,301,416    $ 167,807,569
____________________________________________________________________________________________
============================================================================================

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Global Income Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is high current income. Its secondary objective is protection of principal and growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
      Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
      On October 31, 2001, undistributed net investment income was increased by $16,255, undistributed net realized gains increased by $110,800,397 and paid in capital decreased by $110,816,652 as a result of differing book/tax treatment of foreign currency transactions, expiration of capital loss carryforward, return of capital reclassifications, and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income are declared daily and paid monthly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
      The Fund's capital loss carryforward of $36,050,568 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD       EXPIRATION
   ------------       ----------
   $ 15,745,586     October 31, 2002
   ---------------------------------
      3,646,988     October 31, 2006
   ---------------------------------
      7,391,799     October 31, 2007
   ---------------------------------
      2,830,735     October 31, 2008
   ---------------------------------
      6,435,460     October 31, 2009
   =================================
   $ 36,050,568
    ________________________________
   =================================

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
     Outstanding foreign currency contracts at October 31, 2001 were as follows:

                               CONTRACT TO                        UNREALIZED
   SETTLEMENT             ----------------------                 APPRECIATION
   DATE        CURRENCY    DELIVER     RECEIVE       VALUE      (DEPRECIATION)
   ----------  --------   ---------   ----------   ----------   --------------
   12/10/01      AUD        500,000   $  259,500   $  250,942      $  8,558
   ---------------------------------------------------------------------------
   01/07/02      AUD      3,500,000    1,733,200    1,753,716       (20,516)
   ---------------------------------------------------------------------------
   01/07/02      NZD      2,600,000    1,059,240    1,064,170        (4,930)
   ===========================================================================
                          6,600,000   $3,051,940   $3,068,828      $(16,888)
   ___________________________________________________________________________
   ===========================================================================

G. The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.
     Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

H. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.70% of the first $1 billion of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive fees and reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit total operating expenses of Class A shares to 1.50%. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $662,056.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $257,171 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $534,690, $536,152 and $21,261, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $13,996 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $3,017 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $3,495 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,752 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $2,752.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan. During the year ended October 31, 2001, there were no securities on loan.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $146,872,410 and $157,552,546, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 6,299,261
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (6,881,713)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                    $  (582,452)
_________________________________________________________
=========================================================
Cost of investments is the same for tax and financial
statement purposes.

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                         2001                          2000
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      2,787,887    $ 25,102,258     2,364,069    $ 22,041,534
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        825,098       7,447,312       696,358       6,483,160
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        193,875       1,740,272        70,602         655,664
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        588,019       5,302,446       423,455       3,901,231
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        251,898       2,271,548       225,452       2,081,717
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         11,169         100,688         9,446          87,470
======================================================================================================================
Issued in connection with acquisitions:*
  Class A                                                             --              --     7,153,743      65,569,432
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --     4,551,701      41,673,944
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --        22,050         202,039
======================================================================================================================
Reacquired:
  Class A                                                     (3,007,557)    (27,110,601)   (3,345,608)    (31,190,637)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,824,864)    (25,388,509)   (2,239,193)    (20,817,614)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (160,298)     (1,436,817)      (96,253)       (903,456)
======================================================================================================================
                                                              (1,334,773)   $(11,971,403)    9,835,822    $ 89,784,484
______________________________________________________________________________________________________________________
======================================================================================================================

* As of the close of business on June 16, 2000, the Fund acquired all the net assets of AIM Global Government Income pursuant to a plan of reorganization approved by AIM Global Government Income Fund's shareholders on May 31, 2000. The acquisition was accomplished by a tax-free exchange of 11,727,494 shares of the Fund for 13,800,813 shares of AIM Global Government Income Fund outstanding as of the close of business on June 16, 2000. AIM Global Government Income Fund's net assets at that date of $107,445,415, including ($5,147,862) of unrealized (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $75,391,518.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                              -----------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------
                                                                2001        2000       1999       1998       1997
                                                              --------    --------    -------    -------    -------
Net asset value, beginning of period                          $   8.91    $   9.72    $ 10.60    $ 10.93    $ 10.85
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.61        0.66       0.67       0.71       0.72
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.14       (0.79)     (0.86)     (0.27)      0.21
===================================================================================================================
    Total from investment operations                              0.75       (0.13)     (0.19)      0.44       0.93
===================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.60)      (0.13)     (0.61)     (0.61)     (0.72)
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --          --         --      (0.07)     (0.13)
-------------------------------------------------------------------------------------------------------------------
  Returns of capital                                             (0.01)      (0.55)     (0.08)     (0.09)        --
===================================================================================================================
    Total distributions                                          (0.61)      (0.68)     (0.69)     (0.77)     (0.85)
===================================================================================================================
Net asset value, end of period                                $   9.05    $   8.91    $  9.72    $ 10.60    $ 10.93
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(a)                                                   8.64%      (1.38)%    (1.94)%     3.95%      9.05%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $110,579    $105,636    $51,077    $58,115    $30,924
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.25%(b)    1.25%      1.25%      1.23%      1.25%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.66%(b)    1.71%      1.67%      1.73%      1.86%
===================================================================================================================
Ratio of net investment income to average net assets              6.75%(b)    6.97%      6.54%      6.38%      6.54%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                             92%        184%        93%        47%        61%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Does not include sales charges.
(b)  Ratios are based on average daily net assets of $106,937,946.

                                                                                    CLASS B
                                                              ---------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------
                                                               2001       2000       1999       1998       1997
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of period                          $  8.91    $  9.72    $ 10.59    $ 10.92    $ 10.84
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.56       0.61       0.62       0.65       0.67
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.14      (0.79)     (0.85)     (0.27)      0.21
=================================================================================================================
    Total from investment operations                             0.70      (0.18)     (0.23)      0.38       0.88
=================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.55)     (0.12)     (0.56)     (0.55)     (0.67)
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --         --         --      (0.07)     (0.13)
-----------------------------------------------------------------------------------------------------------------
  Returns of capital                                            (0.01)     (0.51)     (0.08)     (0.09)        --
=================================================================================================================
    Total distributions                                         (0.56)     (0.63)     (0.64)     (0.71)     (0.80)
=================================================================================================================
Net asset value, end of period                                $  9.05    $  8.91    $  9.72    $ 10.59    $ 10.92
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(a)                                                  8.08%     (1.94)%    (2.37)%     3.38%      8.48%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $45,510    $60,391    $34,423    $36,525    $25,121
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.75%(b)   1.75%      1.75%      1.75%      1.76%
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.16%(b)   2.21%      2.17%      2.25%      2.37%
=================================================================================================================
Ratio of net investment income to average net assets             6.25%(b)   6.47%      6.04%      5.87%      6.03%
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                            92%       184%        93%        47%        61%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Does not include sales contingent deferred sales charges.
(b)  Ratios are based on average daily net assets of $53,615,216.

                                                                                         CLASS C
                                                              --------------------------------------------------------------
                                                                                                          AUGUST 4, 1997
                                                                     YEAR ENDED OCTOBER 31,           (DATE SALES COMMENCED)
                                                              ------------------------------------        TO OCTOBER 31,
                                                               2001      2000      1999      1998            1997(a)
                                                              ------    ------    ------    ------    ----------------------
Net asset value, beginning of period                          $ 8.91    $ 9.71    $10.59    $10.92            $10.76
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.56      0.60      0.62      0.66              0.15
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.14     (0.77)    (0.86)    (0.28)             0.17
============================================================================================================================
    Total from investment operations                            0.70     (0.17)    (0.24)     0.38              0.32
============================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.55)    (0.12)    (0.56)    (0.55)            (0.13)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --        --        --     (0.07)            (0.03)
----------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                           (0.01)    (0.51)    (0.08)    (0.09)               --
============================================================================================================================
    Total distributions                                        (0.56)    (0.63)    (0.64)    (0.71)            (0.16)
============================================================================================================================
Net asset value, end of period                                $ 9.05    $ 8.91    $ 9.71    $10.59            $10.92
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                 8.08%    (1.84)%    2.47%     3.39%             2.99%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,212    $1,780    $1,884    $1,785            $  242
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              1.75%(c)  1.75%     1.75%     1.73%             1.76%(d)
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.16%(c)  2.21%     2.17%     2.22%             2.37%(d)
============================================================================================================================
Ratio of net investment income to average net assets            6.25%(c)  6.47%     6.04%     5.88%             6.03%(d)
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                           92%      184%       93%       47%               61%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,126,143.
(d)  Annualized.

INTERNATIONAL EQUITY FUND

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of AIM International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM International Equity Fund (one of the funds constituting AIM International Funds, Inc.; hereafter referred to as the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended October 31, 2000 and the financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

December 12, 2001
Houston, Texas

INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Shareholders of AIM International Funds, Inc.:

We have audited the accompanying statement of changes in net assets of AIM International Equity Fund (a portfolio of AIM International Funds, Inc.) for the year ended October 31, 2000 and the financial highlights for each of the periods in the four-year period then ended. This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM International Equity Fund for the year ended October 31, 2000, and the financial highlights for each of the periods in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP


December 6, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                                   MARKET
                                                  SHARES           VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-90.58%

AUSTRALIA-0.89%

AMP Ltd. (Multi-Line Insurance)                    2,148,700   $   19,510,309
=============================================================================

BRAZIL-1.11%

Companhia de Bebidas das Americas-ADR
  (Brewers)                                          753,800       12,241,712
-----------------------------------------------------------------------------
Petroleo Brasileiro S.A.-Petrobras-Pfd.
  (Integrated Oil & Gas)                             622,814       11,989,632
=============================================================================
                                                                   24,231,344
=============================================================================

CANADA-9.06%

Alberta Energy Co. Ltd. (Oil & Gas
  Exploration & Production)                          517,900       20,374,363
-----------------------------------------------------------------------------
Bank of Nova Scotia (Banks)                          388,000       10,709,259
-----------------------------------------------------------------------------
Biovail Corp. (Pharmaceuticals)(a)                 1,253,600       59,245,136
-----------------------------------------------------------------------------
Bombardier Inc.-Class B (Aerospace & Defense)      2,183,200       14,154,315
-----------------------------------------------------------------------------
Celestica Inc. (Electronic Equipment &
  Instruments)(a)                                    309,400       10,618,608
-----------------------------------------------------------------------------
Loblaw Cos. Ltd. (Food Retail)                     1,375,200       42,501,618
-----------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                         683,000       16,874,016
-----------------------------------------------------------------------------
Talisman Energy Inc. (Oil & Gas Exploration &
  Production)                                        593,000       20,846,636
-----------------------------------------------------------------------------
TransCanada PipeLines Ltd. (Gas Utilities)           181,500        2,343,152
=============================================================================
                                                                  197,667,103
=============================================================================

DENMARK-3.41%

Danske Bank A.S. (Banks)                           1,741,390       25,799,306
-----------------------------------------------------------------------------
Novo Nordisk A.S.-Class B (Pharmaceuticals)        1,016,544       41,247,212
-----------------------------------------------------------------------------
Vestas Wind Systems A.S. (Heavy Electrical
  Equipment)                                         233,150        7,331,362
=============================================================================
                                                                   74,377,880
=============================================================================

FRANCE-18.47%

Altran Technologies S.A. (IT Consulting &
  Services)                                          838,800       38,507,337
-----------------------------------------------------------------------------
Assurances Generales de France (Multi-Line
  Insurance)                                         347,749       16,058,247
-----------------------------------------------------------------------------
Aventis S.A. (Pharmaceuticals)                       691,000       50,848,798
-----------------------------------------------------------------------------
BNP Paribas S.A. (Banks)                             588,100       48,914,547
-----------------------------------------------------------------------------
Pinault-Printemps-Redoute S.A. (Department
  Stores)                                             47,950        5,520,444
-----------------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                   1,015,000       41,251,399
-----------------------------------------------------------------------------
Publicis Groupe S.A. (Advertising)                   315,400        6,984,120
-----------------------------------------------------------------------------

                                                                   MARKET
                                                  SHARES           VALUE
FRANCE-(CONTINUED)

Sanofi-Synthelabo S.A. (Pharmaceuticals)             923,700   $   60,905,072
-----------------------------------------------------------------------------
Sodexho Alliance S.A. (Restaurants)(a)               489,400       23,039,897
-----------------------------------------------------------------------------
TotalFinaElf S.A. (Integrated Oil & Gas)             380,644       53,451,325
-----------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)              445,200       26,850,034
-----------------------------------------------------------------------------
Vivendi Environnement (Multi-Utilities)              797,749       30,669,785
=============================================================================
                                                                  403,001,005
=============================================================================

GERMANY-5.27%

Allianz A.G. (Multi-Line Insurance)                   35,160        8,257,296
-----------------------------------------------------------------------------
Altana A.G. (Pharmaceuticals)                      1,303,420       61,010,223
-----------------------------------------------------------------------------
Bayerisch Motoren Werke A.G. (Automobile
  Manufacturers)                                     196,866        5,847,895
-----------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft
  A.G. (Reinsurance)                                 128,200       33,915,834
-----------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)          21,450        5,985,547
=============================================================================
                                                                  115,016,795
=============================================================================

HONG KONG-1.19%

China Mobile Ltd. (Wireless Telecommunication
  Services)(a)                                     3,090,000        9,369,219
-----------------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)                                        843,000       16,548,090
=============================================================================
                                                                   25,917,309
=============================================================================

INDIA-0.45%

Infosys Technologies Ltd. (IT Consulting &
  Services)                                          163,228        9,912,385
=============================================================================

IRELAND-2.37%

Bank of Ireland (Banks)                            2,817,100       25,180,619
-----------------------------------------------------------------------------
Elan Corp. PLC-ADR (Pharmaceuticals)(a)              579,700       26,463,305
=============================================================================
                                                                   51,643,924
=============================================================================

ISRAEL-2.63%

Check Point Software Technologies Ltd.
  (Internet Software & Services)(a)                  185,900        5,487,768
-----------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                                  841,300       51,992,340
=============================================================================
                                                                   57,480,108
=============================================================================

ITALY-3.70%

Autostrade-Concessioni e Costruzioni
  Autostrade S.p.A (Highways & Railtracks)         4,047,800       25,432,518
-----------------------------------------------------------------------------
Bulgari S.p.A. (Apparel & Accessories)             1,318,000       10,084,380
-----------------------------------------------------------------------------
ENI S.p.A. (Integrated Oil & Gas)                  3,607,449       45,201,653
=============================================================================
                                                                   80,718,551
=============================================================================

                                                                   MARKET
                                                  SHARES           VALUE

JAPAN-9.56%

Banyu Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                  510,000   $    9,913,427
-----------------------------------------------------------------------------
Crayfish Co., Ltd.-ADR (Internet Software &
  Services)(a)                                        89,430          848,691
-----------------------------------------------------------------------------
Fuji Photo Film Co., Ltd. (Photographic
  Products)                                          308,000       10,162,692
-----------------------------------------------------------------------------
Fujisawa Pharmaceutical Co., Ltd.
  (Pharmaceuticals) (Acquired 09/07/01-
  09/13/01; Cost $17,857,081)(b)                     889,000       21,346,455
-----------------------------------------------------------------------------
Hirose Electric Co., Ltd. (Electronic
  Equipment & Instruments)                           234,000       17,162,039
-----------------------------------------------------------------------------
Honda Motor Co., Ltd. (Automobile
  Manufacturers)                                     371,100       13,305,530
-----------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment &
  Instruments)                                       428,800       25,600,523
-----------------------------------------------------------------------------
Kao Corp. (Household Products)                       121,000        2,865,893
-----------------------------------------------------------------------------
Nintendo Co. Ltd. (Consumer Electronics)              48,200        7,432,342
-----------------------------------------------------------------------------
NTT Data Corp. (IT Consulting & Services)(a)           1,984        8,669,062
-----------------------------------------------------------------------------
NTT DoCoMo, Inc. (Wireless Telecommunication
  Services) (Acquired 10/12/98-02/21/01; Cost
  $17,246,548)(b)                                      1,497       20,295,818
-----------------------------------------------------------------------------
Ricoh Co., Ltd. (Office Electronics)                 920,000       15,328,324
-----------------------------------------------------------------------------
Sharp Corp. (Consumer Electronics)                 1,093,000       11,301,356
-----------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Pharmaceuticals)                                  336,000       16,273,113
-----------------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)        276,500        6,706,999
-----------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)           991,400       21,295,181
=============================================================================
                                                                  208,507,445
=============================================================================

MEXICO-2.64%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)              739,900       11,098,500
-----------------------------------------------------------------------------
Grupo Modelo S.A. de C.V.-Series C (Brewers)       4,538,900       10,423,565
-----------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.- Class L-ADR
  (Integrated Telecommunication Services)            384,300       13,089,258
-----------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series C
  (General Merchandise Stores)                    10,703,000       23,102,325
=============================================================================
                                                                   57,713,648
=============================================================================

NETHERLANDS-2.00%

Koninklijke Ahold N.V. (Food Retail)               1,349,000       37,959,091
-----------------------------------------------------------------------------
Wolters Kluwer N.V. (Publishing & Printing)          268,700        5,640,416
=============================================================================
                                                                   43,599,507
=============================================================================

                                                                   MARKET
                                                  SHARES           VALUE

PORTUGAL-0.18%

Portugal Telecom, SGPS, S.A. (Integrated
  Telecommunications Services)(a)                    490,950   $    3,888,972
=============================================================================

SINGAPORE-0.71%

Datacraft Asia Ltd. (Networking Equipment)         4,797,136       15,542,721
=============================================================================

SOUTH KOREA-1.08%

Korea Telecom Corp.-ADR (Integrated
  Telecommunication Services)                        464,000        9,669,760
-----------------------------------------------------------------------------
Samsung Electronics Co., Ltd.
  (Semiconductors)                                   103,700       13,936,445
=============================================================================
                                                                   23,606,205
=============================================================================

SPAIN-3.73%

Banco Bilbao Vizcaya Argentaria, S.A. (Banks)        467,700        5,233,032
-----------------------------------------------------------------------------
Banco Popular Espanol S.A. (Banks)                   985,300       33,082,034
-----------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)                                       1,075,200       20,034,314
-----------------------------------------------------------------------------
Telefonica, S.A. (Integrated
  Telecommunication Services)(a)                   1,926,877       23,137,941
=============================================================================
                                                                   81,487,321
=============================================================================

SWEDEN-1.53%

Hennes & Mauritz A.B.-Class B (Apparel
  Retail)(a)                                         667,200       11,666,742
-----------------------------------------------------------------------------
Securitas A.B.-Class B (Diversified
  Commercial Services)(a)                          1,305,900       21,733,166
=============================================================================
                                                                   33,399,908
=============================================================================

SWITZERLAND-2.82%

Nestle S.A.-Class B (Packaged Foods)                 192,600       39,958,017
-----------------------------------------------------------------------------
Serono S.A.-Class B (Biotechnology)                   27,300       21,569,339
=============================================================================
                                                                   61,527,356
=============================================================================

TAIWAN-0.85%

Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                             10,433,736       18,448,055
=============================================================================

UNITED KINGDOM-16.93%

BP PLC (Integrated Oil & Gas)                      5,923,300       47,838,703
-----------------------------------------------------------------------------
Capita Group PLC (Employment Services)             6,514,800       41,239,466
-----------------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                          705,000       11,367,149
-----------------------------------------------------------------------------
Matalan PLC (Apparel Retail)(a)                      153,100          806,989
-----------------------------------------------------------------------------
Next PLC (Department Stores)                       1,946,100       24,609,773
-----------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)         2,839,000       39,660,603
-----------------------------------------------------------------------------
Rentokil Initial PLC (Diversified Commercial
  Services)                                        7,619,800       27,443,624
-----------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)           2,185,400       52,314,193
-----------------------------------------------------------------------------

                                                                   MARKET
                                                  SHARES           VALUE
UNITED KINGDOM-(CONTINUED)

Safeway PLC (Food Retail)                          6,205,100   $   31,603,815
-----------------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Integrated
  Oil & Gas)                                       4,568,700       34,239,117
-----------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)          3,635,900       20,462,794
-----------------------------------------------------------------------------
Tesco PLC (Food Retail)(a)                         5,408,900       19,087,251
-----------------------------------------------------------------------------
WPP Group PLC (Advertising)                        2,065,900       18,714,203
=============================================================================
                                                                  369,387,680
=============================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $1,959,235,512)                           1,976,585,531
=============================================================================

                                                                   MARKET
                                                  SHARES           VALUE

MONEY MARKET FUNDS-9.75%

STIC Liquid Assets Portfolio(c)                  106,438,222   $  106,438,222
-----------------------------------------------------------------------------
STIC Prime Portfolio(c)                          106,438,222      106,438,222
=============================================================================
    Total Money Market Funds (Cost
      $212,876,444)                                               212,876,444
=============================================================================
TOTAL INVESTMENTS-100.33% (Cost
  $2,172,111,956)                                               2,189,461,975
=============================================================================
OTHER ASSETS LESS LIABILITIES-(0.33%)                              (7,211,679)
=============================================================================
NET ASSETS-100.00%                                             $2,182,250,296
_____________________________________________________________________________
=============================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 10/31/01 was $41,642,273, which represented 1.91% of the Fund's net assets.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $2,172,111,956)*                             $2,189,461,975
-------------------------------------------------------------
Foreign currencies, at value (cost
  $4,058,581)                                       4,032,501
-------------------------------------------------------------
Receivables for:
  Investments sold                                 26,144,480
-------------------------------------------------------------
  Capital stock sold                                4,942,801
-------------------------------------------------------------
  Dividends                                         3,798,562
-------------------------------------------------------------
Investment for deferred compensation plan              82,151
-------------------------------------------------------------
Collateral for securities loaned                  115,299,878
-------------------------------------------------------------
Other assets                                           53,624
=============================================================
    Total assets                                2,343,815,972
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            22,977,016
-------------------------------------------------------------
  Capital stock reacquired                         19,746,622
-------------------------------------------------------------
  Deferred compensation plan                           82,151
-------------------------------------------------------------
  Collateral upon return of securities loaned     115,299,878
-------------------------------------------------------------
Accrued distribution fees                           1,901,688
-------------------------------------------------------------
Accrued directors' fees                                 1,507
-------------------------------------------------------------
Accrued transfer agent fees                         1,059,960
-------------------------------------------------------------
Accrued operating expenses                            496,854
=============================================================
    Total liabilities                             161,565,676
=============================================================
Net assets applicable to shares outstanding    $2,182,250,296
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $1,404,268,913
_____________________________________________________________
=============================================================
Class B                                        $  612,124,595
_____________________________________________________________
=============================================================
Class C                                        $  165,856,788
_____________________________________________________________
=============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      400,000,000
-------------------------------------------------------------
  Outstanding                                      97,188,477
_____________________________________________________________
=============================================================
Class B:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      44,424,506
_____________________________________________________________
=============================================================
Class C:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      12,027,171
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        14.45
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $14.45 divided by
      94.50%)                                  $        15.29
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        13.78
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        13.79
_____________________________________________________________
=============================================================

* At October 31, 2001, securities with an aggregate market value of $111,191,618 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $3,962,351)                                  $  31,204,706
------------------------------------------------------------
Dividends from affiliated money market funds      10,136,941
------------------------------------------------------------
Interest                                             134,796
------------------------------------------------------------
Security lending income                            2,055,217
============================================================
    Total investment income                       43,531,660
============================================================

EXPENSES:

Advisory fees                                     26,188,064
------------------------------------------------------------
Administrative services fees                         239,396
------------------------------------------------------------
Custodian fees                                     1,710,356
------------------------------------------------------------
Distribution fees -- Class A                       5,554,261
------------------------------------------------------------
Distribution fees -- Class B                       7,879,400
------------------------------------------------------------
Distribution fees -- Class C                       2,148,690
------------------------------------------------------------
Transfer agent fees -- Class A                     5,181,566
------------------------------------------------------------
Transfer agent fees -- Class B                     2,205,291
------------------------------------------------------------
Transfer agent fees -- Class C                       601,376
------------------------------------------------------------
Directors' fees                                       19,260
------------------------------------------------------------
Other                                              1,326,749
============================================================
    Total expenses                                53,054,409
============================================================
Less: Fees waived                                 (1,184,439)
------------------------------------------------------------
    Expenses paid indirectly                         (50,109)
============================================================
    Net expenses                                  51,819,861
============================================================
Net investment income (loss)                      (8,288,201)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                         (321,418,911)
------------------------------------------------------------
  Foreign currencies                              (3,081,472)
============================================================
                                                (324,500,383)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (592,990,304)
------------------------------------------------------------
  Foreign currencies                               2,412,732
============================================================
                                                (590,577,572)
============================================================
Net gain (loss) from investment securities
  and foreign currencies                        (915,077,955)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(923,366,156)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                   2001               2000
                                                              ---------------    --------------
OPERATIONS:

  Net investment income (loss)                                $    (8,288,201)   $    1,818,566
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           (324,500,383)      290,796,677
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 (590,577,572)     (274,429,169)
===============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                 (923,366,156)       18,186,074
===============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (156,825,052)      (86,520,783)
-----------------------------------------------------------------------------------------------
  Class B                                                         (70,681,276)      (38,910,409)
-----------------------------------------------------------------------------------------------
  Class C                                                         (18,156,188)       (5,375,907)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (180,428,359)      313,494,138
-----------------------------------------------------------------------------------------------
  Class B                                                         (46,358,665)      148,996,045
-----------------------------------------------------------------------------------------------
  Class C                                                             589,170       163,874,554
===============================================================================================
    Net increase (decrease) in net assets                      (1,395,226,526)      513,743,712
===============================================================================================

NET ASSETS:

  Beginning of year                                             3,577,476,822     3,063,733,110
===============================================================================================
  End of year                                                 $ 2,182,250,296    $3,577,476,822
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 2,516,881,207    $2,727,015,413
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (160,057)         (137,143)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                            (351,577,431)      233,356,824
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                             17,106,577       617,241,728
===============================================================================================
                                                              $ 2,182,250,296    $3,577,476,822
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM International Equity Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income was increased by $8,265,287, undistributed net realized gains decreased by $14,771,356 and paid in capital increased by $6,506,069 as a result of book/tax differences due to foreign currency transactions, merger related adjustments, net operating loss and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     The Fund's capital loss carryforward of $328,198,427 is broken down by expiration date as follows:

        CAPITAL
   LOSS CARRYFORWARD     EXPIRATION
   -----------------     ----------
     $ 11,425,187     October 31, 2008
   -----------------------------------
      316,773,240     October 31, 2009
   -----------------------------------
     $328,198,427
    __________________________________
   ===================================


E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $1 billion of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $1 billion. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.05% on net assets in excess of $500 million. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $1,184,439.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $239,396 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $3,018,417 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $5,554,261, $7,879,400 and $2,148,690, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $291,152 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $315,479 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $7,414 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $50,109 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $50,109.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $111,191,618 were on loan to brokers. The loans were secured by cash collateral of $115,299,878 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2001, the Fund received fees of $2,055,217 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $2,211,065,667 and $2,518,733,700 respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $200,596,623
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (197,068,026)
=========================================================
Net unrealized appreciation of investment
  securities                                 $  3,528,597
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $2,185,933,378.


NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                         2001                               2000
                                                            -------------------------------    ------------------------------
                                                               SHARES           AMOUNT           SHARES           AMOUNT
                                                            ------------    ---------------    -----------    ---------------
Sold:
  Class A                                                    175,580,029    $ 2,950,679,623     74,959,702    $ 1,884,430,622
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      4,979,371         82,782,098     10,706,006        266,318,794
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                     14,086,051        222,470,653     11,663,828        288,872,717
=============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      7,606,981        146,967,008      3,304,133         80,984,287
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,458,005         64,111,410      1,485,236         35,304,035
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                        924,281         17,145,423        214,163          5,094,930
=============================================================================================================================
Issued in connection with acquisition:*
  Class A                                                      2,217,146         33,310,375             --                 --
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,619,058         23,291,645             --                 --
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                        232,554          3,348,737             --                 --
=============================================================================================================================
Reacquired:
  Class A                                                   (195,871,662)    (3,311,385,365)   (65,335,468)    (1,651,920,771)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (13,584,017)      (216,543,818)    (6,258,901)      (152,626,784)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (15,412,641)      (242,375,643)    (5,276,103)      (130,093,093)
=============================================================================================================================
                                                             (14,164,844)   $  (226,197,854)    25,462,596    $   626,364,737
_____________________________________________________________________________________________________________________________
=============================================================================================================================

* As of the close of business on September 07, 2001, the Fund acquired all the net assets of AIM Japan Growth Fund pursuant to a plan of reorganization approved by AIM Japan Growth Fund shareholders on August 17, 2001. The acquisition was accomplished by a tax-free exchange of 4,068,758 shares of the Fund for 9,652,967 shares of AIM Japan Growth Fund outstanding as of the close of business on September 07, 2001. AIM Japan Growth Fund net assets at that date of $59,950,757 including $(9,557,579) of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,282,502,806.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                              ------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------------
                                                                 2001        2000(a)         1999        1998(a)       1997(a)
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $    21.60    $    21.73    $    17.59    $    16.64    $    15.37
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.01)         0.08         (0.03)         0.05          0.04
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (5.66)         0.72          4.49          0.96          1.68
================================================================================================================================
    Total from investment operations                               (5.67)         0.80          4.46          1.01          1.72
================================================================================================================================
Less distributions:
  Dividends from net investment income                                --            --         (0.11)        (0.06)        (0.02)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (1.48)        (0.93)        (0.21)           --         (0.43)
================================================================================================================================
    Total distributions                                            (1.48)        (0.93)        (0.32)        (0.06)        (0.45)
================================================================================================================================
Net asset value, end of period                                $    14.45    $    21.60    $    21.73    $    17.59    $    16.64
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                   (27.96)%        3.16%        25.73%         6.11%        11.43%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,404,269    $2,325,636    $2,058,419    $1,724,635    $1,577,390
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.57%(c)      1.44%         1.48%         1.45%         1.47%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.61%(c)      1.48%         1.52%         1.49%         1.51%
================================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.04)%(c)     0.30%        (0.14)%        0.28%         0.24%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                               85%           87%           86%           78%           50%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,851,420,253.

                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                2001      2000(a)     1999(a)     1998(a)     1997(a)
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  20.81    $  21.11    $  17.13    $  16.27    $  15.13
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.13)      (0.11)      (0.17)      (0.09)      (0.09)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (5.42)       0.74        4.36        0.95        1.66
======================================================================================================================
    Total from investment operations                             (5.55)       0.63        4.19        0.86        1.57
======================================================================================================================
Less distributions from net realized gains                       (1.48)      (0.93)      (0.21)         --       (0.43)
======================================================================================================================
Net asset value, end of period                                $  13.78    $  20.81    $  21.11    $  17.13    $  16.27
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                 (28.48)%      2.42%      24.72%       5.29%      10.61%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $612,125    $997,843    $887,106    $744,987    $678,809
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.27%(c)    2.18%       2.27%       2.22%       2.25%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.31%(c)    2.22%       2.31%       2.26%       2.28%
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.75)%(c)  (0.44)%     (0.93)%     (0.49)%     (0.53)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                             85%         87%         86%         78%         50%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $787,939,985.

                                                                                         CLASS C
                                                              -------------------------------------------------------------
                                                                                                             AUGUST 4, 1997
                                                                                                              (DATE SALES
                                                                        YEAR ENDED OCTOBER 31,                 COMMENCED)
                                                              -------------------------------------------    TO OCTOBER 31,
                                                                2001      2000(a)     1999(a)     1998(a)       1997(a)
                                                              --------    --------    --------    -------    --------------
Net asset value, beginning of period                          $  20.82    $  21.13    $  17.14    $ 16.27       $ 17.64
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.13)      (0.11)      (0.17)     (0.09)        (0.02)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (5.42)       0.73        4.37       0.96         (1.35)
===========================================================================================================================
    Total from investment operations                             (5.55)       0.62        4.20       0.87         (1.37)
===========================================================================================================================
Less distributions from net realized gains                       (1.48)      (0.93)      (0.21)        --            --
===========================================================================================================================
Net asset value, end of period                                $  13.79    $  20.82    $  21.13    $ 17.14       $ 16.27
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                 (28.47)%      2.37%      24.76%      5.35%         7.77%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $165,857    $253,998    $118,208    $58,579       $12,829
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.27%(c)    2.18%       2.27%      2.22%         2.27%(d)
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.31%(c)    2.22%       2.31%      2.26%         2.30%(d)
===========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.75)%(c)  (0.44)%     (0.93)%    (0.49)%       (0.55)%(d)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                             85%         87%         86%        78%           50%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for period less than one year.
(c)  Ratios are based on average daily net assets of $214,869,043.
(d)  Annualized.

                                                                     APPENDIX II

                        ANNUAL REPORT / DECEMBER 31, 2001

                            AIM EUROLAND GROWTH FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                  RAIN, STEAM AND SPEED BY J.M.W. TURNER (1844)

 J.M.W. TURNER LIKED TO PAINT EPIC SCENES OF CALAMITY IN WHICH THE FURY OF THE

  ELEMENTS UNDERLINES HUMANITY'S INSIGNIFICANCE WITHIN NATURE'S PLAN. SIMILAR

     TO THE TRAIN FIGHTING THROUGH THE MIXED ELEMENTS, THIS SAME SPIRIT IS

                  PROPELLING EUROPE INTO ECONOMIC LEADERSHIP.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Euroland Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.
o Investing in a single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI Europe Index is a group of European securities tracked by Morgan Stanley Capital International.
o The MSCI Europe Growth Index measures the performance of MSCI European companies with higher price/book ratios and higher forecasted growth.
o The MSCI Europe Value Index measures the performance of MSCI European companies with lower price/book ratios and lower forecasted growth.
o The unmanaged MSCI EMU Index includes securities tracked by Morgan Stanley Capital International from ten countries that are a part of the European Monetary Union.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:

[PHOTO OF          We understand how challenging the fiscal year covered by
ROBERT H.          this report has been. For equity investors, the years 2000
GRAHAM]            and 2001 were unlike anything we had seen in a generation.
                   For the first time since the 1970s, the S&P 500 and other major domestic stock benchmarks produced negative returns two years in a row. And there was no comfort overseas; the
                   MSCI World Index also produced negative returns both years.
                       As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones,
                   did well. The domestic, investment-grade Lehman Aggregate
                   Bond Index produced positive returns both years.
                       Conditions were trying on many levels. Geopolitically,
                   the appalling terrorist attacks of September 11 led to a serious decline in markets, though initial success in our ensuing war in Afghanistan helped markets advance later in the year. Macroeconomically, the United States officially slipped into recession in March, the first such slowdown in a decade.
    And at the individual firm level, the Enron bankruptcy has occasioned a confidence crisis that has markets unsettled. As I write this, several weeks into the new year, several Congressional committees, the Securities and Exchange Commission and the Justice Department are conducting investigations of Enron. While we do not yet have all the details about what happened at Enron, it clearly has resulted in a new level of skepticism of the financial statements of even the soundest companies. AIM strongly believes that sound accounting policies, full and accurate financial disclosure, and independent audits are absolutely essential to maintain the integrity of the markets and the confidence of investors, and will support any legislative or regulatory changes that may be desirable to further these objectives.

WHAT SHOULD INVESTORS DO NOW?
Mindful of recent events and scandals and in view of the two-year bear market in equities, many of our shareholders have asked us what they should do about their investments. We cannot offer individualized advice--that is the role of your financial advisor. But we can once again offer insights we have gained over many years in this business.
    First is the crucial importance of diversification when investing--a major lesson of the Enron story that is reinforced by the disparate performance of equity and fixed-income investments during this fiscal year. Relying on one stock to build financial security has once again proven to be downright dangerous, but mutual fund investors should also keep in mind that whole sectors and investment approaches do go in and out of favor. A diversified portfolio that embraces different classes of securities and various investment strategies can offer protection from these shifts in sentiment.
    A second insight is the importance of a long time horizon. Whatever current market conditions are like, we at AIM intend to stay focused on the long term. Our portfolio managers will continue to invest your money using the time-tested disciplines AIM has employed for more than a quarter century. We consider a long-term perspective the most advisable course for our shareholders too.
    Changing your portfolio on the basis of short-term events and market moves rarely proves beneficial. As we have reminded you on many occasions, data show that pulling out of the market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. In investing, it is time in the markets, not market timing, that counts.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you build a diversified portfolio and stay focused on those goals.

YOUR FUND'S PERFORMANCE

For the six months since our June 30, 2001 report to you, Class A shares of AIM Euroland Growth Fund returned -9.74% at net asset value. By comparison, the MSCI Europe Index returned -3.25% over the same period. The fund rebounded during the final quarter of the year, with Class A shares rising 11.78%. The fourth quarter of the year witnessed a rally in global markets; previously depressed sectors such as technology contributed positively to fund performance late in the year.
    For the fiscal year as a whole, AIM Euroland Growth Fund Class A shares returned -33.10% at net asset value.
    The following pages contain your portfolio managers' discussion of how they have managed the portfolio during the fiscal year, how the markets affected the fund, and the fund's long-term record. We hope you find their discussion informative.
    If you have questions or comments about this report, please contact us anytime through our Web site, www.aimfunds.com. We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
February 12, 2002

MARKETS DECLINE, BUT LATE-YEAR RALLY ENCOURAGING

HOW DID AIM EUROLAND GROWTH FUND PERFORM DURING 2001?
Economic growth slowed across Europe and stock markets, for the most part, were disappointing. Although European markets rebounded strongly in the final months of the year, it was not enough to pull most market returns into positive territory. Given this environment, for the fiscal year ended December 31, 2001, AIM Euroland Growth Fund returned -33.10% for Class A shares, -33.45% for Class B shares and -33.56% for Class C shares, excluding sales charges. By comparison, the fund's index, the MSCI European Monetary Union (EMU) Index returned -23.63% over the same period.
    The fund's one-year return belies a marked improvement in fund performance during the fourth quarter. For the three-month period ended December 31, 2001, the fund posted a return of 11.78% for Class A shares, 11.72% for Class B shares and 11.61% for Class C shares, excluding sales charges.

HOW DID EUROPEAN MARKETS FARE DURING 2001?
Global economic unease coupled with concern over deteriorating corporate earnings translated into lower equity markets worldwide. For the first three quarters of the year, European equity markets declined but the third quarter was particularly harsh as the effects of September 11 dominated all markets. Following the attacks, stock markets in the United States were closed for nearly a week. European markets remained open but were volatile. As part of a global effort to calm markets, central banks in Europe joined other world banks and reduced interest rates in tandem with the U.S. Federal Reserve.
    Increasingly, investors moved out of growth investments and into either more defensive stocks or fixed-income securities. Even a fourth-quarter rally in which growth stocks strongly bested value stocks was insufficient to overcome value in the first three quarters. In fact, the MSCI Europe Value Index outperformed the MSCI Europe Growth Index by more than seven percentage points for the year. Therefore, AIM Euroland Growth Fund's growth-oriented investment style was out of favor for a good portion of the year.
    Historically, however, no one style or sector remains in favor or out of favor, indefinitely. That became apparent in the fourth quarter as European equity markets bounced off their September lows and reversed a value-oriented trend with a growth stock rally. Industries hard hit throughout the year--computer hardware services, software, telecommunications equipment and media--soared, and most European bourses recouped all of their post-attack losses.

WHAT OTHER FACTORS AFFECTED EUROPE?
The region's manufacturing industry reported reductions in new orders, consumer confidence declined and unemployment in some key countries, such as France and Germany, rose.
    The French economy grew at a relatively robust 0.5% in the third quarter, helped by an increase in household consumption. Germany--Europe's largest economy--continued to battle a flagging industrial sector, which pushed up unemployment for months. (Germany's highly regulated labor market makes it hard to shed workers and difficult to hire on an upswing.) Indeed, the German economy turned in one of its worst performances in nearly a decade as Germany's GDP grew by just 0.6% for the year 2001.
    That said, the International Monetary Fund (IMF) forecasts the European Union area will grow 1.3% in 2002 versus just 0.8% for the U.S.
    Investors were also concerned about monetary decisions made by the European Central Bank (ECB). Throughout 2001,

FUND AT A GLANCE

AIM Euroland Growth Fund is for shareholders seeking long-term growth of capital. The fund invests primarily in equity securities of issuers from European countries that are members of the European Economic and Monetary Union
(EMU) and have the euro as their common currency.

                                   [ARTWORK]

INVESTMENT STYLE: Growth (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o Focuses on large-cap companies with market leadership, pricing power and high barriers to entry

o Invests primarily within countries using the euro, which include: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain

o Seeks companies with potential to consistently beat earnings estimates over the long term

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

======================================================================================================================
TOP 10 HOLDINGS                            TOP 10 INDUSTRIES                                  TOP 10 COUNTRIES
----------------------------------------------------------------------------------------------------------------------
 1. Nokia Oyj (Finland)              4.3%   1. Banks                                  12.1%    1. France       31.6%

 2. Aventis S.A. (France)            3.2    2. Pharmaceuticals                         8.5     2. Germany      24.2

 3. Medion A.G. (Germany)            3.1    3  Integrated Telecommunication Services   7.2     3. Netherlands  11.4

 4. BNP Paribas S.A.. (France)       2.8    4. Automobile Manufacturers                6.0     4. Italy         7.9

 5. Porsche A.G.-Pfd. (Germany)      2.6    5. Diversified Financial Services          5.9     5. Spain         5.0

 6. Deutsche Bank A.G. (Germany)     2.5    6. IT Consulting & Services                5.4     6. Finland       4.3

 7. TotalFinaElf S.A. (France)       2.4    7. Wireless Telecommunication Services     4.6     7. Sweden        3.5

 8. Telefonica, S.A. (Spain)         2.3    8. Telecommunications Equipment            4.3     8. Switzerland   3.2

 9. Orange, S.A. (France)            2.3    9. Integrated Oil & Gas                    3.7     9. Denmark       1.6

10. Assa Abloy A.B.-Class B (Sweden) 2.2   10. Multi-line Insurance                    3.4    10. Luxembourg    1.2

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
======================================================================================================================

the Fed dropped interest rates 11 times in the U.S. But, the ECB could only muster four rate reductions for the euro-zone. ECB detractors are quick to point out that this is in the face of slowing growth. However, the ECB targets inflation not economic activity; its goal is to keep inflation below 2%. Still, investors expressed their disapproval of ECB strategy when European markets sold off sharply in late October after the ECB announced there would be no rate reduction at that meeting.

HOW DID THE EURO FARE?
The euro--the single currency for 12 European countries--began 2001 at roughly $0.94 U.S. (virtually its high for the year) and seemed poised to strengthen against the U.S. dollar. But for much of the year the euro steadily lost ground against the dollar, hitting a low of approximately $0.84 U.S. in July. But following the September terrorist attacks in the U.S., the euro rallied strongly and ended the year above $0.88 U.S. Although the euro has been used in bank transactions since January 1999, the euro will no longer be a "virtual" currency beginning January 1, 2002 when cash dispensers in European Union countries begin to expel euro banknotes.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
Beyond macro economic conditions in Europe, the fund focuses on companies with strong fundamentals. Indeed, many of the fund's holdings met or exceeded earnings expectations but some stocks were dragged down by the mere association with disappointing sectors or industries.
    The fund, however, did find good opportunities in industries not traditionally associated with growth, such as pharmaceuticals, optical lens manufacturers and regional banks. Two fund holdings in the pharmaceutical industry with strong fundamentals include:

o Aventis S.A.: one of the world's largest drugmakers. This French firm was formed and benefited from the merger of France's Rhone Poulenc and Germany's Hoechst.
o Sanofi-Synthelabo S.A.: a Paris-based drug manufacturer that specializes in cardiovascular, central nervous system, oncology and internal medicine formulations.

    And although we reduced our technology weighting this year, we continue to focus on tech stocks that should respond when corporate spending rebounds. Our holdings in this area, therefore, typically have strong balance sheets and are market leaders. An example of a fund holding with these traits is Nokia Oyj, the world's number one manufacturer of mobile phones. This Finnish company is also one of Europe's largest companies by market capitalization.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
The global economic downturn, and indeed the U.S. recession, impacted Europe more in 2001 than many analysts had predicted. Still, of the three largest world economies--Japan, the U.S. and Europe--Europe is anticipated to have the best growth rate in 2002. And some hope the new euro notes and coins will act as a stimulus for the euro zone and forge a more unified fiscal policy.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01, including sales charges
================================================================================
CLASS A SHARES
 Inception (7/19/85)          8.36%
  10 Years                    2.77
   5 Years                   -1.39
   1 Year                   -36.77

CLASS B SHARES
 Inception (4/01/93)          3.95%
   5 Years                   -1.21
   1 Year                   -36.73

CLASS C SHARES
 Inception (5/3/99)          -9.01%
   1 Year                   -34.21

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
12/31/91-12/31/01

================================================================================
(HYPO Chart)

                 AIM EUROLAND             MSCI            MSCI
                 GROWTH FUND,             EUROPE          EMU
                 CLASS A SHARES           INDEX           INDEX
12/31/91           $ 9,450               $10,000         $10,000
 1/31/92           $ 9,410               $ 9,997         $10,048
 2/29/92           $ 9,479               $10,036         $10,253
 3/31/92           $ 9,272               $ 9,685         $ 9,968
 4/30/92           $ 9,637               $10,219         $10,124
 5/31/92           $ 9,952               $10,801         $10,625
 6/30/92           $ 9,646               $10,600         $10,535
 7/31/92           $ 9,223               $10,221         $10,042
 8/31/92           $ 9,144               $10,188         $10,023
 9/30/92           $ 8,494               $10,020         $ 9,753
10/31/92           $ 8,031               $ 9,320         $ 9,192
11/30/92           $ 8,268               $ 9,316         $ 9,071
12/31/92           $ 8,386               $ 9,529         $ 9,077
 1/31/93           $ 8,396               $ 9,545         $ 9,268
 2/28/93           $ 8,524               $ 9,654         $ 9,681
 3/31/93           $ 8,829               $10,150         $ 9,999
 4/30/93           $ 9,085               $10,375         $10,075
 5/31/93           $ 9,234               $10,487         $10,012
 6/30/93           $ 9,273               $10,333         $ 9,816
 7/31/93           $ 9,520               $10,369         $ 9,892
 8/31/93           $10,299               $11,279         $10,931
 9/30/93           $ 9,904               $11,244         $10,849
10/31/93           $10,298               $11,713         $11,223
11/30/93           $10,013               $11,460         $10,766
12/31/93           $10,762               $12,320         $11,532
 1/31/94           $11,507               $12,948         $11,938
 2/28/94           $10,951               $12,489         $11,679
 3/31/94           $10,445               $12,136         $11,673
 4/30/94           $10,842               $12,638         $12,306
 5/31/94           $10,266               $12,101         $11,718
 6/30/94           $10,088               $11,974         $11,434
 7/31/94           $10,733               $12,601         $12,168
 8/31/94           $10,902               $13,001         $12,379
 9/30/94           $10,396               $12,485         $11,797
10/31/94           $10,694               $13,029         $12,217
11/30/94           $10,208               $12,530         $11,721
12/31/94           $10,139               $12,602         $11,758
 1/31/95           $ 9,897               $12,503         $11,686
 2/28/95           $ 9,917               $12,787         $11,996
 3/31/95           $ 9,695               $13,380         $12,338
 4/30/95           $10,129               $13,809         $12,838
 5/31/95           $10,352               $14,092         $12,986
 6/30/95           $10,534               $14,224         $13,074
 7/31/95           $11,130               $14,965         $13,796
 8/31/95           $10,828               $14,386         $13,060
 9/30/95           $11,191               $14,821         $13,160
10/31/95           $11,070               $14,751         $12,950
11/30/95           $11,010               $14,856         $12,986
12/31/95           $11,140               $15,327         $13,469
 1/31/96           $11,181               $15,426         $13,872
 2/29/96           $11,641               $15,707         $14,024
 3/31/96           $12,000               $15,895         $14,089
 4/30/96           $12,154               $16,010         $14,236
 5/31/96           $12,501               $16,133         $14,385
 6/30/96           $12,716               $16,311         $14,549
 7/31/96           $11,938               $16,107         $14,219
 8/31/96           $12,358               $16,585         $14,314
 9/30/96           $12,583               $16,933         $14,721
10/31/96           $12,675               $17,326         $14,851
11/30/96           $13,146               $18,205         $15,643
12/31/96           $13,324               $18,558         $15,882
 1/31/97           $13,406               $18,608         $16,104
 2/28/97           $13,613               $18,854         $16,164
 3/31/97           $13,861               $19,462         $16,795
 4/30/97           $13,478               $19,365         $16,479
 5/31/97           $13,912               $20,192         $16,950
 6/30/97           $14,594               $21,202         $18,042
 7/31/97           $14,781               $22,196         $19,002
 8/31/97           $13,830               $20,929         $17,522
 9/30/97           $15,122               $22,959         $19,252
10/31/97           $14,429               $21,829         $18,035
11/30/97           $14,481               $22,165         $18,370
12/31/97           $14,816               $22,974         $19,019
 1/31/98           $15,374               $23,930         $19,803
 2/28/98           $17,039               $25,801         $21,387
 3/31/98           $18,259               $27,638         $23,350
 4/30/98           $18,539               $28,175         $24,116
 5/31/98           $18,776               $28,747         $25,282
 6/30/98           $18,879               $29,063         $25,602
 7/31/98           $19,635               $29,638         $26,433
 8/31/98           $16,159               $25,910         $22,602
 9/30/98           $14,907               $24,873         $21,717
10/31/98           $15,786               $26,863         $23,398
11/30/98           $16,397               $28,292         $24,774
12/31/98           $17,278               $29,529         $26,152
 1/31/99           $18,546               $29,340         $25,962
 2/28/99           $17,400               $28,595         $24,689
 3/31/99           $16,739               $28,906         $24,726
 4/30/99           $16,541               $29,768         $25,374
 5/31/99           $16,166               $28,339         $24,207
 6/30/99           $16,662               $28,818         $24,840
 7/31/99           $16,772               $29,086         $24,735
 8/31/99           $16,871               $29,382         $25,243
 9/30/99           $16,507               $29,156         $25,091
10/31/99           $17,642               $30,229         $26,105
11/30/99           $19,957               $31,045         $27,028
12/31/99           $23,352               $34,227         $30,689
 1/31/00           $23,018               $31,790         $28,795
 2/29/00           $28,178               $33,447         $31,392
 3/31/00           $26,561               $34,253         $31,280
 4/30/00           $24,861               $32,742         $29,723
 5/31/00           $23,839               $32,474         $29,639
 6/30/00           $24,185               $33,172         $30,457
 7/31/00           $24,078               $32,641         $29,523
 8/31/00           $24,232               $32,256         $28,777
 9/30/00           $22,604               $30,746         $27,316
10/31/00           $21,248               $30,513         $26,949
11/30/00           $18,619               $29,332         $25,957
12/31/00           $19,655               $31,353         $27,712
 1/31/01           $19,806               $31,369         $27,857
 2/28/01           $17,075               $28,614         $25,102
 3/31/01           $15,220               $26,480         $23,182
 4/30/01           $16,485               $28,362         $24,998
 5/31/01           $15,420               $26,978         $23,242
 6/30/01           $14,569               $25,959         $22,277
 7/31/01           $14,356               $26,023         $22,360
 8/31/01           $13,555               $25,347         $21,500
 9/30/01           $11,763               $22,817         $18,786
10/31/01           $12,240               $23,543         $19,612
11/30/01           $12,979               $24,487         $20,584
12/31/01           $13,141               $25,114         $21,163

                                                   Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

This chart compares the performance of AIM Euroland Growth Fund Class A shares to its benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 12/31/91-12/31/01.
    It is important to understand the difference between your fund and an index. A market index such as the MSCI EMU (European Monetary Union) Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.
    The fund's total return includes sales charges, expenses and management fees.
    Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart does not reflect taxes a shareholder would pay on redemption of fund shares. Index performance does not reflect the effects of taxes either.
    Since the last reporting period, AIM Euroland Growth Fund has elected to use the MSCI EMU Index as its benchmark instead of the MSCI Europe Index. The new index more closely resembles the securities in which the fund invests. The fund will no longer measure its performance against the MSCI Europe Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                              MARKET
                                                SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-96.93%

BELGIUM-0.81%

Fortis (Diversified Financial Services)           75,000   $  1,949,588
=======================================================================

DENMARK-1.58%

Vestas Wind Systems A.S. (Heavy Electrical
  Equipment)                                     140,000      3,823,899
=======================================================================

FINLAND-4.27%

Nokia Oyj (Telecommunication Equipment)          400,000     10,330,032
=======================================================================

FRANCE-31.58%

Altran Technologies S.A. (IT Consulting &
  Services)                                       90,000      4,073,068
-----------------------------------------------------------------------
Atos Origin S.A. (IT Consulting &
  Services)(a)                                    35,000      2,295,587
-----------------------------------------------------------------------
Aventis S.A. (Pharmaceuticals)                   110,000      7,822,877
-----------------------------------------------------------------------
AXA (Multi-Line Insurance)                       120,000      2,511,525
-----------------------------------------------------------------------
BNP Paribas S.A. (Banks)                          75,000      6,721,566
-----------------------------------------------------------------------
Cap Gemini S.A. (IT Consulting & Services)        50,000      3,616,046
-----------------------------------------------------------------------
Carrefour S.A. (Food Retail)                      50,000      2,603,910
-----------------------------------------------------------------------
Compagnie de Saint-Gobain (Building Products)     17,000      2,569,578
-----------------------------------------------------------------------
Essilor International S.A. Compagnie
  D'Optique (Health Care Supplies)               150,000      4,541,237
-----------------------------------------------------------------------
France Telecom S.A. (Integrated
  Telecommunication Services)                     40,000      1,601,583
-----------------------------------------------------------------------
Hermes International (Apparel & Accessories)       9,272      1,430,417
-----------------------------------------------------------------------
LVMH Moet Hennessy Louis Vitton S.A. (Apparel
  & Accessories)                                  19,988        814,570
-----------------------------------------------------------------------
Orange S.A. (Wireless Telecommunication
  Services)(a)                                   600,000      5,446,809
-----------------------------------------------------------------------
Pinault-Printemps-Redoute S.A. (Department
  Stores)                                         20,100      2,591,836
-----------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                  60,000      2,554,864
-----------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)          60,000      4,483,719
-----------------------------------------------------------------------
Schneider Electric S.A. (Electrical
  Components & Equipment)(a)                      60,000      2,889,270
-----------------------------------------------------------------------
Thales S.A. (Aerospace & Defense)                100,000      3,455,531
-----------------------------------------------------------------------
Thomson Multimedia (Consumer Electronics)(a)      98,156      3,019,806
-----------------------------------------------------------------------
TotalFinaElf S.A. (Integrated Oil & Gas)          40,000      5,721,468
-----------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)           20,000      1,174,435
-----------------------------------------------------------------------
Vivendi Universal S.A. (Movies &
  Entertainment)                                  80,000      4,387,410
=======================================================================
                                                             76,327,112
=======================================================================

GERMANY-24.16%

Allianz A.G. (Multi-Line Insurance)               11,000      2,604,356
-----------------------------------------------------------------------
Bayerisch Motoren Werke A.G. (Automobile
  Manufacturers)                                  75,000      2,645,153
-----------------------------------------------------------------------
DaimlerChrysler A.G. (Automobile
  Manufacturers)                                  70,000      3,002,522
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
GERMANY-(CONTINUED)

Deutsche Bank A.G. (Banks)                        85,000   $  6,010,841
-----------------------------------------------------------------------
Deutsche Boerse A.G. (Diversified Financial
  Services)                                       48,748      1,934,461
-----------------------------------------------------------------------
Deutsche Telekom A.G. (Integrated
  Telecommunication Services)                    245,000      4,238,488
-----------------------------------------------------------------------
Infineon Technologies A.G.
  (Semiconductors)(a)                            125,000      2,619,516
-----------------------------------------------------------------------
Marschollek Lautenschlaeger und Partner A.G.
  (Diversified Financial Services)                50,000      3,674,010
-----------------------------------------------------------------------
Medion A.G. (Distributors)                       184,000      7,383,690
-----------------------------------------------------------------------
Merck KGaA (Pharmaceuticals)                      80,000      2,932,074
-----------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft
  A.G. (Reinsurance)                              15,000      4,079,756
-----------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)      16,410      6,277,822
-----------------------------------------------------------------------
Schering A.G. (Pharmaceuticals)                  100,000      5,359,417
-----------------------------------------------------------------------
Siemens A.G. (Industrial Conglomerates)           45,000      3,003,637
-----------------------------------------------------------------------
Systeme, Anwendungen, Produkte in der
  Datenvernabeitung (Application Software)(a)     20,000      2,625,490
=======================================================================
                                                             58,391,233
=======================================================================

ITALY-7.92%

Banca Fideuram S.p.A. (Diversified Financial
  Services)                                      200,000      1,603,366
-----------------------------------------------------------------------
ENI S.p.A. (Integrated Oil & Gas)                250,000      3,138,960
-----------------------------------------------------------------------
IntesaBci S.p.A. (Banks)                         800,000      2,004,654
-----------------------------------------------------------------------
Luxottica Group S.p.A.-ADR (Health Care
  Supplies)                                      200,000      3,296,000
-----------------------------------------------------------------------
Mediolanum S.p.A. (Diversified Financial
  Services)                                      400,000      3,609,804
-----------------------------------------------------------------------
Telecom Italia Mobile S.p.A. (Wireless
  Telecommunication Services)(a)                 500,000      2,795,636
-----------------------------------------------------------------------
Telecom Italia S.p.A. (Integrated
  Telecommunication Services)                    315,000      2,696,652
=======================================================================
                                                             19,145,072
=======================================================================

LUXEMBOURG-1.24%

Thiel Logistik A.G. (IT Consulting &
  Services)(a)                                   153,568      2,999,079
=======================================================================

NETHERLANDS-11.41%

ABN AMRO Holding N.V. (Banks)                    200,000      3,226,352
-----------------------------------------------------------------------
Aegon N.V. (Life & Health Insurance)              50,000      1,355,460
-----------------------------------------------------------------------
ASM Lithography Holding N.V. (Semiconductor
  Equipment)(a)                                  150,000      2,611,044
-----------------------------------------------------------------------
Gucci Group N.V. (Apparel & Accessories)          28,000      2,385,788
-----------------------------------------------------------------------
ING Groep N.V. (Diversified Financial
  Services)                                       55,000      1,404,685
-----------------------------------------------------------------------
Koninklijke Ahold N.V. (Food Retail)             150,000      4,371,359
-----------------------------------------------------------------------
Koninklijke (Royal) KPN N.V. (Integrated
  Telecommunication Services)(a)                 611,906      3,115,760
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
NETHERLANDS-(CONTINUED)

Koninklijke (Royal) Philips Electronics N.V.
  (Consumer Electronics)                         140,000   $  4,167,326
-----------------------------------------------------------------------
Teleplan International N.V. (Marine)(a)          160,000      2,411,292
-----------------------------------------------------------------------
VNU N.V. (Publishing & Printing)                  81,890      2,520,107
=======================================================================
                                                             27,569,173
=======================================================================

NORWAY-1.08%

Tomra Systems A.S.A. (Industrial Machinery)      270,800      2,602,362
=======================================================================

SPAIN-5.00%

Banco Bilbao Vizcaya Argentaria, S.A. (Banks)    250,000      3,098,831
-----------------------------------------------------------------------
Banco Santander Central Hispano, S.A. (Banks)    350,000      2,936,979
-----------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)                                      22,352        426,753
-----------------------------------------------------------------------
Telefonica, S.A. (Integrated
  Telecommunication Services)(a)                 420,000      5,629,261
=======================================================================
                                                             12,091,824
=======================================================================

SWEDEN-3.53%

Assa Abloy A.B.-Class B (Building Products)      374,400      5,412,114
-----------------------------------------------------------------------
Skandia Forsakrings A.B. (Multi-Line
  Insurance)                                     428,988      3,121,137
=======================================================================
                                                              8,533,251
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

SWITZERLAND-3.18%

Credit Suisse Group (Banks)(a)                   120,000   $  5,124,246
-----------------------------------------------------------------------
STMicroelectronics N.V. (Semiconductors)(a)       80,000      2,571,807
=======================================================================
                                                              7,696,053
=======================================================================

UNITED KINGDOM-1.17%

Vodafone Group PLC (Wireless
  Telecommunication Services)                  1,078,121      2,821,615
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $234,796,344)                         234,280,293
=======================================================================

MONEY MARKET FUNDS-4.01%

STIC Liquid Assets Portfolio(b)                4,850,368      4,850,368
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                        4,850,368      4,850,368
=======================================================================
    Total Money Market Funds (Cost
      $9,700,736)                                             9,700,736
=======================================================================
TOTAL INVESTMENTS-100.94% (Cost $244,497,080)               243,981,029
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.94%)                        (2,272,667)
=======================================================================
NET ASSETS-100.00%                                         $241,708,362
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Pfd. - Preferred

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost
  $244,497,080)*                                $243,981,029
------------------------------------------------------------
Foreign currencies, at value (cost $2,323,763)     2,338,029
------------------------------------------------------------
Receivables for:
  Investments sold                                 1,727,360
------------------------------------------------------------
  Fund shares sold                                   364,358
------------------------------------------------------------
  Dividends                                          678,166
------------------------------------------------------------
Investment for deferred compensation plan              1,448
------------------------------------------------------------
Collateral for securities loaned                  68,871,808
------------------------------------------------------------
Other assets                                          18,164
============================================================
    Total assets                                 317,980,362
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              339,356
------------------------------------------------------------
  Fund shares reacquired                           6,633,170
------------------------------------------------------------
  Deferred compensation plan                           1,448
------------------------------------------------------------
  Collateral upon return of securities loaned     68,871,808
------------------------------------------------------------
Accrued distribution fees                            238,336
------------------------------------------------------------
Accrued transfer agent fees                          136,861
------------------------------------------------------------
Accrued operating expenses                            51,021
============================================================
    Total liabilities                             76,272,000
============================================================
Net assets applicable to shares outstanding     $241,708,362
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $206,956,605
____________________________________________________________
============================================================
Class B                                         $ 32,101,448
____________________________________________________________
============================================================
Class C                                         $  2,650,309
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           19,930,970
____________________________________________________________
============================================================
Class B                                            3,257,145
____________________________________________________________
============================================================
Class C                                              269,015
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      10.38
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.38 divided by
      94.50%)                                   $      10.98
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       9.86
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       9.85
____________________________________________________________
============================================================

* At December 31, 2001, securities with an aggregate market value of $65,751,689 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $462,846)                                    $   3,730,636
------------------------------------------------------------
Dividends from affiliated money market funds         465,948
------------------------------------------------------------
Interest                                             202,600
------------------------------------------------------------
Security lending income                              193,823
============================================================
    Total investment income                        4,593,007
============================================================

EXPENSES:

Advisory fees                                      3,130,135
------------------------------------------------------------
Administrative services fees                          84,208
------------------------------------------------------------
Custodian fees                                       275,776
------------------------------------------------------------
Distribution fees -- Class A                         931,458
------------------------------------------------------------
Distribution fees -- Class B                         513,658
------------------------------------------------------------
Distribution fees -- Class C                          35,427
------------------------------------------------------------
Interest                                               1,288
------------------------------------------------------------
Transfer agent fees                                1,121,179
------------------------------------------------------------
Trustees' fees                                        15,360
------------------------------------------------------------
Other                                                330,809
============================================================
    Total expenses                                 6,439,298
============================================================
Less: Fees waived                                       (611)
------------------------------------------------------------
    Expenses paid indirectly                          (4,713)
============================================================
    Net expenses                                   6,433,974
============================================================
Net investment income (loss)                      (1,840,967)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (31,569,077)
------------------------------------------------------------
  Foreign currencies                                 716,666
============================================================
                                                 (30,852,411)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (98,784,847)
------------------------------------------------------------
  Foreign currencies                              (1,754,069)
============================================================
                                                (100,538,916)
============================================================
Net gain (loss) from investment securities
  and foreign currencies                        (131,391,327)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(133,232,294)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                  2001             2000
                                                              -------------    ------------
OPERATIONS:

  Net investment income (loss)                                $  (1,840,967)   $ (5,884,655)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (30,852,411)     21,572,170
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (100,538,916)    (95,924,518)
===========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (133,232,294)    (80,237,003)
===========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (2,245,611)    (18,437,935)
-------------------------------------------------------------------------------------------
  Class B                                                          (385,943)     (4,207,389)
-------------------------------------------------------------------------------------------
  Class C                                                           (29,947)       (218,536)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (52,337,743)      3,819,795
-------------------------------------------------------------------------------------------
  Class B                                                       (21,739,868)      6,580,531
-------------------------------------------------------------------------------------------
  Class C                                                          (928,924)      5,858,614
-------------------------------------------------------------------------------------------
  Advisor Class*                                                         --      (1,857,577)
===========================================================================================
    Net increase (decrease) in net assets                      (210,900,330)    (88,699,500)
===========================================================================================

NET ASSETS:

  Beginning of year                                             452,608,692     541,308,192
===========================================================================================
  End of year                                                 $ 241,708,362    $452,608,692
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 275,944,783    $351,947,050
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (131,168)             --
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (33,578,184)        649,795
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                              (527,069)    100,011,847
===========================================================================================
                                                              $ 241,708,362    $452,608,692
___________________________________________________________________________________________
===========================================================================================

* Advisor Class shares were converted to Class A shares effective as of close of business on February 11, 2000.

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Euroland Growth Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares:
Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On December 31, 2001, undistributed net investment income was increased by $1,709,799, undistributed net realized gains decreased by $714,067 and shares of beneficial interest was decreased by $995,732 as a result of differing book/tax treatment due to foreign currency gain/(loss) and net operating loss reclassifications. Net assets of the Fund were unaffected by the above reclassifications.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund has a capital loss carryforward of $29,754,269 as of December 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2009. As of December 31, 2001, the fund has a post-October capital loss deferral of $2,665,678, which will be recognized in the next succeeding tax year.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited ("IAML") is the Fund's sub-advisor and sub-administrator. The Fund pays

AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. Under the terms of a master sub-advisory agreement between AIM and IAML, AIM pays IAML 40% of the amount paid by the Fund to AIM. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to the maximum annual rate of 2.00%, 2.65% and 2.65% of the average daily net assets of the Fund's Class A, Class B and Class C shares, respectively. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $611.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2001, AIM was paid $84,208 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2001, AFS was paid $678,694 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $931,458, $513,658 and $35,427, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $38,657 from sales of the Class A shares of the Fund during the year ended December 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2001, AIM Distributors received $53,011 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  The law firm Kramer, Levin, Naftalis & Frankel LLP of which a trustee is a member became counsel to the Trustees on August 17, 2001. During the period August 17, 2001 through December 31, 2001, the Fund paid legal fees of $1,352 for services rendered.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,713 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $4,713.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At December 31, 2001, securities with an aggregate value of $65,751,689 were on loan to brokers. The loans were secured by cash collateral of $68,871,808 received by the Fund and subsequently invested in affiliated money market funds as follows: $34,435,904 in STIC Liquid Assets Portfolio and $34,435,904 in STIC Prime Portfolio. For the year ended December 31, 2001, the Fund received fees of $193,823 for securities lending.

NOTE 7-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                     2001          2000
                                  ----------    -----------
Distributions paid from
  long-term capital gain          $2,661,501    $22,863,860
===========================================================

  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                    $(29,754,269)
---------------------------------------------------------
Unrealized appreciation (depreciation)         (4,482,152)
=========================================================
                                             $(34,236,421)
_________________________________________________________
=========================================================


  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31 and other deferrals.

NOTE 8-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $185,852,442 and $231,719,854, respectively.
  The amount of unrealized appreciation of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 29,621,993
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (31,296,281)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                   $ (1,674,288)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $245,655,317.


NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                          2001                            2000
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                      73,727,647    $ 865,614,277     21,102,704    $ 403,886,511
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         601,388        7,385,223      1,725,303       34,107,008
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,068,809       12,074,301        704,505       13,104,848
--------------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                       --               --        162,641        3,281,626
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         197,616        1,988,020      1,026,179       15,986,391
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                          36,962          352,991        255,989        3,811,000
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                           2,227           21,268         11,030          164,229
==========================================================================================================================
Conversion of Advisor Class shares to Class A shares**
  Class A                                                              --               --         98,573        2,277,044
--------------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                       --               --        (97,267)      (2,277,044)
==========================================================================================================================
Reacquired:
  Class A                                                     (77,471,315)    (919,940,040)   (21,467,755)    (418,330,151)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,661,642)     (29,478,082)    (1,634,378)     (31,337,477)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,142,271)     (13,024,493)      (393,691)      (7,410,463)
--------------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                       --               --       (140,266)      (2,862,159)
==========================================================================================================================
                                                               (5,640,579)   $ (75,006,535)     1,353,567    $  14,401,363
__________________________________________________________________________________________________________________________
==========================================================================================================================

 * Advisor Class shares were reclassified to Class A shares effective February 11, 2000.
** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the Fund.

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                              2001(a)       2000(a)     1999(a)     1998(a)     1997(a)
                                                              --------      --------    --------    --------    --------
Net asset value, beginning of period                          $  15.69      $  19.64    $  15.67    $  14.32    $  12.89
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.06)        (0.19)      (0.09)      (0.03)      (0.04)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (5.14)        (2.92)       5.45        2.35        1.48
========================================================================================================================
    Total from investment operations                             (5.20)        (3.11)       5.36        2.32        1.44
========================================================================================================================
Less distributions from net realized gains                       (0.11)        (0.84)      (1.39)      (0.97)      (0.01)
========================================================================================================================
Net asset value, end of period                                $  10.38      $  15.69    $  19.64    $  15.67    $  14.32
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                 (33.10)%      (15.83)%     35.22%      16.63%      11.20%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $206,957      $368,340    $446,065    $415,066    $407,004
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets(c)                        1.89%(d)      1.68%       1.83%       2.02%       1.75%
========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.46)%(d)    (0.96)%     (0.55)%     (0.20)%     (0.29)%
========================================================================================================================
Ratio of interest expense to average net assets                   0.00%(d)      0.00%       0.01%       0.27%       0.00%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                             62%           35%         71%         97%        107%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c) Ratio excludes expense reductions. Ratio of expenses to average net assets including expense reductions was 1.89% for 1997.
(d)  Ratios are based on average daily net assets of 266,130,955.


                                                                                     CLASS B
                                                              -----------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                              2001(a)      2000(a)    1999(a)    1998(a)    1997(a)
                                                              -------      -------    -------    -------    -------
Net asset value, beginning of period                          $ 14.99      $ 18.93    $ 15.26    $ 14.06    $ 12.73
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.13)       (0.31)     (0.18)     (0.14)     (0.13)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (4.89)       (2.79)      5.24       2.31       1.47
===================================================================================================================
    Total from investment operations                            (5.02)       (3.10)      5.06       2.17       1.34
===================================================================================================================
Less distributions from net realized gains                      (0.11)       (0.84)     (1.39)     (0.97)     (0.01)
===================================================================================================================
Net asset value, end of period                                $  9.86      $ 14.99    $ 18.93    $ 15.26    $ 14.06
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                (33.44)%     (16.37)%    34.19%     15.80%     10.55%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $32,101      $79,167    $93,404    $99,943    $81,011
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets(c)                       2.54%(d)     2.33%      2.48%      2.67%      2.40%
===================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.11)%(d)   (1.61)%    (1.19)%    (0.85)%    (0.94)%
===================================================================================================================
Ratio of interest expense to average net assets                  0.00%(d)     0.00%      0.01%      0.27%      0.00%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                            62%          35%        71%        97%       107%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c) Ratio excludes expense reductions. Ratio of expenses to average net assets excluding expense reductions was 2.54% for 1997.
(d)  Ratios are based on average daily net assets of $51,365,846.


                                                                             CLASS C
                                                              -------------------------------------
                                                                                       MAY 3, 1999
                                                                   YEAR ENDED          (DATE SALES
                                                                  DECEMBER 31,        COMMENCED) TO
                                                              --------------------     DECEMBER 31,
                                                              2001(a)      2000(a)       1999(a)
                                                              -------      -------    -------------
Net asset value, beginning of period                          $ 14.99      $ 18.94       $14.64
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.13)       (0.29)       (0.19)
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (4.90)       (2.82)        5.88
===================================================================================================
    Total from investment operations                            (5.03)       (3.11)        5.69
===================================================================================================
Less distributions from net realized gains                      (0.11)       (0.84)       (1.39)
===================================================================================================
Net asset value, end of period                                $  9.85      $ 14.99       $18.94
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                (33.51)%     (16.42)%      39.95%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 2,650      $ 5,101       $  349
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets                          2.54%(c)     2.33%        2.48%(d)
===================================================================================================
Ratio of net investment income (loss) to average net assets     (1.11)%(c)   (1.61)%      (1.19)%(d)
===================================================================================================
Ratio of interest expense to average net assets                  0.00%(c)     0.00%        0.01%(d)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate                                            62%          35%          71%
___________________________________________________________________________________________________
===================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $3,542,649.
(d)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM Euroland Growth Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Euroland Growth Fund (one of the funds constituting AIM Growth Series; hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       February 14, 2002
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Euroland Growth Fund (the "Fund"), a portfolio of AIM Growth Series, a Delaware business trust (the "Trust"), was held on August 17, 2001. The meeting was held for the following purposes:

(1)* To elect the following Trustees: Robert H. Graham, Frank S. Bayley, Ruth H. Quigley, Bruce L. Crockett, Owen Daly II, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3) To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Asset Management Limited.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5)  To approve making the investment objective of the Fund non-fundamental.

(6) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending in 2001.

The results of the voting on the above matters were as follows:

                                                                          Withheld/
        Trustees/Matter                                Votes For         Abstentions
        ---------------                                ---------         -----------
(1)*    Robert H. Graham.............................  99,512,845         1,838,025
        Frank S. Bayley..............................  99,506,310         1,844,560
        Ruth H. Quigley..............................  99,428,522         1,922,348
        Bruce L. Crockett............................  99,524,735         1,826,135
        Owen Daly II.................................  99,399,439         1,951,431
        Albert R. Dowden.............................  99,536,284         1,814,586
        Edward K. Dunn, Jr. .........................  99,464,033         1,886,837
        Jack M. Fields...............................  99,538,446         1,812,424
        Carl Frischling..............................  99,448,226         1,902,644
        Prema Mathai-Davis...........................  99,459,830         1,891,040
        Lewis F. Pennock.............................  99,524,247         1,826,623
        Louis S. Sklar...............................  99,523,581         1,827,289

                                                                           Votes          Withheld/
         Matter                                         Votes For         Against        Abstentions
         ------                                         ---------         -------        -----------
(2)      Approval of a new Investment Advisory
         Agreement with A I M Advisors, Inc...........  12,939,543        442,247           608,938
(3)      Approval of a new Sub-Advisory Agreement
         between A I M Advisors, Inc. and INVESCO
         Asset Management Limited.....................  12,859,892        485,907           644,929
(4)(a)   Approval of the Modification of the
         Fundamental Restriction on Portfolio
         Diversification..............................  10,137,043        534,211         3,319,474**
(4)(b)   Approval of the Modification of the
         Fundamental Restriction on Issuing Senior
         Securities and Borrowing Money...............  10,014,318        639,683         3,336,727**
(4)(c)   Approval of the Modification of the
         Fundamental Restriction on Underwriting
         Securities...................................  10,079,697        566,303         3,344,728**
(4)(d)   Approval of the Modification to or Addition
         of the Fundamental Restriction on Industry
         Concentration................................  10,121,499        525,370         3,343,859**
(4)(e)   Approval of the Modification of the
         Fundamental Restriction on Real Estate
         Investments..................................  10,089,108        556,519         3,345,101**
(4)(f)   Approval of the Modification of the
         Fundamental Restriction on Purchasing or
         Selling Commodities..........................  10,023,248        620,693         3,346,787**
(4)(g)   Approval of the Modification of the
         Fundamental Restriction on Making Loans......   9,966,695        663,284         3,360,749**
(4)(h)   Approval of the Modification of the
         Fundamental Policy on Investment in
         Investment Companies.........................  10,013,736        621,646         3,355,346**
(5)      Approval of Making the Investment Objective
         of the Fund Non-Fundamental..................   9,961,612        671,440         3,357,676**
(6)      Ratification of the selection of
         PricewaterhouseCoopers LLP as Independent
         Accountants of the Fund......................  13,254,739        256,865           479,124

(*) Proposal 1 required approval by a combined vote of all of the portfolios of AIM Growth Series
(**) Includes Broker Non-Votes

Effective December 31, 2001, Owen Daly II retired from his position as a trustee of the Trust.

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON
Robert H. Graham* - 1946   1998     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)
INDEPENDENT TRUSTEES
Frank S. Bayley - 1939     1985     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   2001     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)

Albert R. Dowden - 1941    2001     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn,            2001     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      2001     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   2001     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema                      2001     Formerly, Chief Executive Officer, YWCA of the USA          None
Mathai-Davis - 1950
Trustee

Lewis F. Pennock - 1942    2001     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     1977     Retired                                                     None
Trustee

Louis S. Sklar - 1939      2001     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
Gary T. Crum - 1947        1993     Director and President, A I M Capital Management, Inc.;     N/A
Vice President                      Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1993     Director, Senior Vice President, General Counsel and        N/A
Vice President and                  Secretary, A I M Advisors, Inc. and A I M Management
Secretary                           Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Melville B. Cox - 1943     1993     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Dana R. Sutton - 1959      1992     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND      INVESTMENT ADVISOR      DISTRIBUTOR             AUDITORS                SUB-ADVISOR
11 Greenway Plaza       A I M Advisors, Inc.    A I M Distributors,     PricewaterhouseCoopers  INVESCO Asset
Suite 100               11 Greenway Plaza       Inc.                    LLP                     Management Limited
Houston, TX 77046       Suite 100               11 Greenway Plaza       1201 Louisiana, Suite   11 Devonshire Square
                        Houston, TX 77046       Suite 100               2900                    London EC2M 4YR
                                                Houston, TX 77046       Houston, TX 77002       England

COUNSEL TO THE FUND     COUNSEL TO THE          TRANSFER AGENT          CUSTODIAN
                        TRUSTEES
Ballard Spahr                                   A I M Fund Services,    State Street Bank and
Andrews & Ingersoll,    Kramer, Levin,          Inc.                    Trust Company
LLP                     Naftalis & Frankel LLP  P.O. Box 4739           225 Franklin Street
1735 Market Street      919 Third Avenue        Houston, TX 77210-4739  Boston, MA 02110
Philadelphia, PA 19103  New York, NY 10022

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $2,661,501 for the Fund's tax year ended December 31, 2001, which will be taxed as long-term gain.

                                  EQUITY FUNDS

    DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS       A I M Management Group Inc. has provided
                                                                                leadership in the mutual fund industry since
      MORE AGGRESSIVE                            MORE AGGRESSIVE                1976 and manages approximately $158 billion
                                                                                in assets for more than 9 million shareholders,
AIM Small Cap Opportunities(1)          AIM Developing Markets                  including individual investors, corporate
AIM Mid Cap Opportunities(1)            AIM European Small Company              clients and financial institutions.*
AIM Large Cap Opportunities(1)          AIM Asian Growth                            The AIM Family of Funds--Registered
AIM Emerging Growth                     AIM International Emerging Growth       Trademark-- is distributed nationwide. AIM
AIM Small Cap Growth                    AIM Global Aggressive Growth            is a subsidiary of AMVESCAP PLC, one of the
AIM Aggressive Growth                   AIM European Development                world's largest independent financial
AIM Mid Cap Growth                      AIM Euroland Growth                     services companies with $398 billion in
AIM Dent Demographic Trends             AIM International Equity                assets under management.*
AIM Constellation                       AIM Global Growth                       *As of 12/31/01
AIM Large Cap Growth                    AIM Worldwide Spectrum
AIM Weingarten                          AIM Global Trends
AIM Small Cap Equity                    AIM International Value(3)
AIM Capital Development
AIM Charter                                   MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Select Equity(2)                         SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                     MORE AGGRESSIVE
AIM Blue Chip
AIM Mid Cap Basic Value                  AIM New Technology
AIM Large Cap Core Equity                AIM Global Telecommunications and Technology
AIM Basic Value                          AIM Global Energy(4)
AIM Large Cap Basic Value                AIM Global Infrastructure
AIM Balanced                             AIM Global Financial Services
AIM Basic Balanced                       AIM Global Health Care
                                         AIM Global Utilities
      MORE CONSERVATIVE                  AIM Real Estate(5)

                                              MORE CONSERVATIVE

                        FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

MORE AGGRESSIVE                               MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                         MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

* As of 12/31/01                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--


                                                                        ERG-AR-1

A I M DISTRIBUTORS, INC.

                                                                    APPENDIX III



                            AIM EUROPEAN GROWTH FUND
                            AIM EUROLAND GROWTH FUND
             PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                                   10/31/2001
                                   (UNAUDITED)


                    Shares
--------------------------------------------------
     AIM             AIM          AIM European
   Euroland        European        Growth Pro
    Growth          Growth            Forma
     Fund            Fund           Combining

                                                  FOREIGN STOCKS & OTHER EQUITY INTERESTS--92.54%

                                                  BELGIUM-2.92%

      200,000            --           200,000     Fortis (Diversified Financial Services)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --       164,800           164,800     Omega Pharma S.A. (Health Care Supplies)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --       108,492           108,492     UCB S.A. (Pharmaceuticals)
=============   ===========      ============     ===========================================================================

=============   ===========      ============     ===========================================================================

                                                  DENMARK-3.93%

           --        59,500            59,500     Coloplast A.S. (Health Care Supplies)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --        32,850            32,850     Danske Bank A.S. (Banks)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --        77,200            77,200     H. Lundbeck A.S. (Pharmaceuticals)
-------------   -----------      ------------     ---------------------------------------------------------------------------

           --       136,869           136,869     Novo Nordisk A.S.-Class B (Pharmaceuticals)
-------------   -----------      ------------     ---------------------------------------------------------------------------
      140,000        43,200           183,200     Vestas Wind Systems A.S. (Heavy Electrical Equipment)
=============   ===========      ============     ===========================================================================

=============   ===========      ============     ===========================================================================

                                                  FINLAND-1.55%

          400            --               400     Nokia Oyj (Telecommunication Equipment)
=============   ===========      ============     ===========================================================================

                                                  FRANCE-25.92%

       90,000       107,800           197,800     Altran Technologies S.A. (IT Consulting & Services)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --        47,700            47,700     Assurances Generales de France (Multi-Line Insurance)
-------------   -----------      ------------     ---------------------------------------------------------------------------



                                                                                                   Market Value
                                                                                    ------------------------------------------------
                                                                                        AIM              AIM           AIM European
                                                                                      Euroland         European         Growth Pro
                                                                                       Growth           Growth             Forma
                                                                                        Fund             Fund            Combining
FOREIGN STOCKS & OTHER EQUITY INTERESTS--92.54%

BELGIUM-2.92%

Fortis (Diversified Financial Services)                                               $ 4,716,786              --        $ 4,716,786
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Omega Pharma S.A. (Health Care Supplies)                                                       --       6,905,447          6,905,447
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
UCB S.A. (Pharmaceuticals)                                                  (a)                --       4,132,932          4,132,932
======================================================================      ========= ===========  ==============    ===============
                                                                                        4,716,786      11,038,379         15,755,165
======================================================================      ========= ===========  ==============    ===============

DENMARK-3.93%

Coloplast A.S. (Health Care Supplies)                                       (a)                --       4,353,597          4,353,597
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Danske Bank A.S. (Banks)                                                                       --       3,480,867          3,480,867
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
H. Lundbeck A.S. (Pharmaceuticals)                                                             --       1,970,043          1,970,043
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Novo Nordisk A.S.-Class B (Pharmaceuticals)                                                    --       5,553,586          5,553,586
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Vestas Wind Systems A.S. (Heavy Electrical Equipment)                                   4,402,276       1,358,417          5,760,693
======================================================================      ========= ===========  ==============    ===============
                                                                                        4,402,276      16,716,510         21,118,786
======================================================================      ========= ===========  ==============    ===============

FINLAND-1.55%

Nokia Oyj (Telecommunication Equipment)                                                 8,364,194              --          8,364,194
======================================================================      ========= ===========  ==============    ===============

FRANCE-25.92%

Altran Technologies S.A. (IT Consulting & Services)                                     4,131,688       4,948,845          9,080,533
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Assurances Generales de France (Multi-Line Insurance)                                          --       2,202,676          2,202,676
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

                    Shares
--------------------------------------------------
     AIM             AIM          AIM European
   Euroland        European        Growth Pro
    Growth          Growth            Forma
     Fund            Fund           Combining
      120,000        82,700           202,700     Aventis S.A. (Pharmaceuticals)
-------------   -----------      ------------     ---------------------------------------------------------------------------
      220,000            --           220,000     AXA (Multi-Line Insurance)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --        24,800            24,800     Beneteau (Leisure Products)
-------------   -----------      ------------     ---------------------------------------------------------------------------
       75,000        77,700           152,700     BNP Paribas S.A. (Banks)
-------------   -----------      ------------     ---------------------------------------------------------------------------
       50,000            --            50,000     CAP Gemini S.A. (IT Consulting & Services)
-------------   -----------      ------------     ---------------------------------------------------------------------------
       95,000            --            95,000     Carrefour S.A. (Food Retail)
-------------   -----------      ------------     ---------------------------------------------------------------------------
       17,000            --            17,000     Compagnie de Saint-Gobain (Building Products)
-------------   -----------      ------------     ---------------------------------------------------------------------------
      150,000            --           150,000     Essilor International S.A. Compagnie D'Optique (Health Care Supplies)
-------------   -----------      ------------     ---------------------------------------------------------------------------
       40,000            --            40,000     France Telecom S.A. (Integrated Telecommunication Services)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --         6,220             6,220     Hermes International (Apparel & Accessories)
-------------   -----------      ------------     ---------------------------------------------------------------------------
       60,000            --            60,000     Lagardere S.C.A. (Publishing & Printing)
-------------   -----------      ------------     ---------------------------------------------------------------------------
       19,988            --            19,988     LVMH Moet Hennessy Louis Vitton S.A. (Apparel & Accessories)
-------------   -----------      ------------     ---------------------------------------------------------------------------
      600,000            --           600,000     Orange S.A.  (Wireless Telecommunication Services)
-------------   -----------      ------------     ---------------------------------------------------------------------------
       20,100         6,500            26,600     Pinault-Printemps-Redoute S.A. (Department Stores)
-------------   -----------      ------------     ---------------------------------------------------------------------------
      102,000       140,100           242,100     PSA Peugeot Citroen (Automobile Manufacturers)
-------------   -----------      ------------     ---------------------------------------------------------------------------
       60,000       116,250           176,250     Sanofi-Synthelabo S.A. (Pharmaceuticals)
-------------   -----------      ------------     ---------------------------------------------------------------------------
       60,000            --            60,000     Schneider Electric S.A. (Electrical Components & Equipment)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --       262,600           262,600     Silicon-On-Insulator Technologies (SOITEC)
                                                  (Electronic Equipment & Instruments)
-------------   -----------      ------------     ---------------------------------------------------------------------------
      127,466        54,100           181,566     Sodexho Alliance S.A. (Restaurants)
-------------   -----------      ------------     ---------------------------------------------------------------------------
      100,000            --           100,000     Thales S.A. (Aerospace & Defense)
-------------   -----------      ------------     ---------------------------------------------------------------------------

       98,156            --            98,156     Thomson Multimedia (Consumer Electronics)
-------------   -----------      ------------     ---------------------------------------------------------------------------
       60,000        38,237            98,237     TotalFinaElf S.A. (Integrated Oil & Gas)
-------------   -----------      ------------     ---------------------------------------------------------------------------
       20,000        57,700            77,700     Vinci S.A. (Construction & Engineering)
-------------   -----------      ------------     ---------------------------------------------------------------------------
       80,000        82,400           162,400     Vivendi Environnement (Multi-Utilities)
=============   ===========      ============     ===========================================================================

=============   ===========      ============     ===========================================================================

                                                                                                   Market Value
                                                                                    ------------------------------------------------
                                                                                        AIM              AIM           AIM European
                                                                                      Euroland         European         Growth Pro
                                                                                       Growth           Growth             Forma
                                                                                        Fund             Fund            Combining
Aventis S.A. (Pharmaceuticals)                                                          8,830,471       6,085,667         14,916,138
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
AXA (Multi-Line Insurance)                                                              4,812,202              --          4,812,202
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Beneteau (Leisure Products)                                                                    --       1,360,631          1,360,631
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
BNP Paribas S.A. (Banks)                                                                6,238,039       6,462,609         12,700,648
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

CAP Gemini S.A. (IT Consulting & Services)                                              2,812,969              --          2,812,969
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Carrefour S.A. (Food Retail)                                                            4,861,485              --          4,861,485
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Compagnie de Saint-Gobain (Building Products)                                           2,364,244              --          2,364,244
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Essilor International S.A. Compagnie D'Optique (Health Care Supplies)                   4,197,850              --          4,197,850
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
France Telecom S.A. (Integrated Telecommunication Services)                             1,493,169              --          1,493,169
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Hermes International (Apparel & Accessories)                                                   --         790,569            790,569
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Lagardere S.C.A. (Publishing & Printing)                                              $ 2,116,073              --        $ 2,116,073
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
LVMH Moet Hennessy Louis Vitton S.A. (Apparel & Accessories)                              704,754              --            704,754
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Orange S.A.  (Wireless Telecommunication Services)                          (a)         4,860,810              --          4,860,810
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Pinault-Printemps-Redoute S.A. (Department Stores)                                      2,314,097         748,340          3,062,437
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

PSA Peugeot Citroen (Automobile Manufacturers)                                          4,145,461       5,693,912          9,839,373
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)                                                3,956,159       7,665,059         11,621,218
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Schneider Electric S.A. (Electrical Components & Equipment)                 (a)         2,402,320              --          2,402,320
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Silicon-On-Insulator Technologies (SOITEC)
(Electronic Equipment & Instruments)                                        (a)                --       3,498,415          3,498,415
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Sodexho Alliance S.A. (Restaurants)                                         (a)         6,000,825       2,546,911          8,547,736
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Thales S.A. (Aerospace & Defense)                                                       3,844,541              --          3,844,541
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Thomson Multimedia (Consumer Electronics)                                   (a)         2,343,178              --          2,343,178
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
TotalFinaElf S.A. (Integrated Oil & Gas)                                                8,425,404       5,369,370         13,794,774
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Vinci S.A. (Construction & Engineering)                                                 1,206,201       3,479,890          4,686,091
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Vivendi Environnement (Multi-Utilities)                                                 3,737,423       3,167,901          6,905,324
======================================================================      ========= ===========  ==============    ===============
                                                                                       85,799,363      54,020,795        139,820,158
======================================================================      ========= ===========  ==============    ===============

                    Shares
--------------------------------------------------
     AIM             AIM          AIM European
   Euroland        European        Growth Pro
    Growth          Growth            Forma
     Fund            Fund           Combining
                                                  GERMANY-13.92%

       11,000         4,850            15,850     Allianz A.G. (Multi-Line Insurance)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --       176,800           176,800     Altana A.G. (Pharmaceuticals)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --        38,300            38,300     AMB Aachener & Muenchener Beteiligungs A.G. (Multi-Line Insurance)
-------------   -----------      ------------     ---------------------------------------------------------------------------
       75,000        25,937           100,937     Bayerisch Motoren Werke A.G. (Automobile Manufacturers)
-------------   -----------      ------------     ---------------------------------------------------------------------------

       70,000            --            70,000     DamlerChrysler A.G. (Automobile Manufacturers)
-------------   -----------      ------------     ---------------------------------------------------------------------------
       85,000            --            85,000     Deutsche Bank A.G. (Banks)
-------------   -----------      ------------     ---------------------------------------------------------------------------
      165,000            --           165,000     Deutsche Telekom A.G. (Integrated Telecommunication Services)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --        82,300            82,300     ELMOS Semiconductor A.G. (Electronic Equipment & Instruments)
-------------   -----------      ------------     ---------------------------------------------------------------------------

           --       159,100           159,100     Hugo Boss A.G.-Pfd. (Apparel & Accessories)
-------------   -----------      ------------     ---------------------------------------------------------------------------
       60,000            --            60,000     Marschollek Lautenschlaeger und Partner A.G.
                                                  (Diversified Financial Services)
-------------   -----------      ------------     ---------------------------------------------------------------------------
      184,000       101,800           285,800     Medion A.G. (Distributors)
-------------   -----------      ------------     ---------------------------------------------------------------------------
       15,000        16,900            31,900     Muenchener Rueckversicherungs-Gesellschaft A.G. (Reinsurance)
-------------   -----------      ------------     ---------------------------------------------------------------------------

       80,000            --            80,000     Merck KGaA (Pharmaceuticals)
-------------   -----------      ------------     ---------------------------------------------------------------------------

       16,410            --            16,410     Porsche A.G.-Pfd. (Automobile Manufacturers)
-------------   -----------      ------------     ---------------------------------------------------------------------------

      100,000            --           100,000     Schering A.G. (Pharmaceuticals)
-------------   -----------      ------------     ---------------------------------------------------------------------------

       45,000            --            45,000     Siemens A.G. (Industrial Conglomerates)
-------------   -----------      ------------     ---------------------------------------------------------------------------

           --        74,000            74,000     Suess MicroTec A.G. (Semiconductor Equipment)
-------------   -----------      ------------     ---------------------------------------------------------------------------

                                                  Systeme, Anwendungen, Produkte in der Datenvernabeitung
       20,000            --            20,000     (Application Software)
-------------   -----------      ------------     ---------------------------------------------------------------------------

           --        37,900            37,900     Wella A.G.-Pfd. (Personal Products)
=============   ===========      ============     ===========================================================================

=============   ===========      ============     ===========================================================================

                                                  IRELAND-2.52%

           --     1,597,850         1,597,850     Anglo Irish Bank Corp. PLC (Banks)
-------------   -----------      ------------     ---------------------------------------------------------------------------


                                                                                                   Market Value
                                                                                    ------------------------------------------------
                                                                                        AIM              AIM           AIM European
                                                                                      Euroland         European         Growth Pro
                                                                                       Growth           Growth             Forma
                                                                                        Fund             Fund            Combining
GERMANY-13.92%

Allianz A.G. (Multi-Line Insurance)                                                     2,583,340       1,139,018          3,722,358
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Altana A.G. (Pharmaceuticals)                                                                  --       8,275,619          8,275,619
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
AMB Aachener & Muenchener Beteiligungs A.G. (Multi-Line Insurance)                             --       4,154,327          4,154,327
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Bayerisch Motoren Werke A.G. (Automobile Manufacturers)                                 2,227,871         770,457          2,998,328
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

DamlerChrysler A.G. (Automobile Manufacturers)                                          2,441,657              --          2,441,657
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Deutsche Bank A.G. (Banks)                                                              4,705,534              --          4,705,534
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Deutsche Telekom A.G. (Integrated Telecommunication Services)                           2,539,773              --          2,539,773
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
ELMOS Semiconductor A.G. (Electronic Equipment & Instruments)               (a)                --         977,887            977,887
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Hugo Boss A.G.-Pfd. (Apparel & Accessories)                                                    --       2,795,535          2,795,535
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Marschollek Lautenschlaeger und Partner A.G.
(Diversified Financial Services)                                                        3,969,662              --          3,969,662
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Medion A.G. (Distributors)                                                              6,442,914       3,564,612         10,007,526
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Muenchener Rueckversicherungs-Gesellschaft A.G. (Reinsurance)                           3,968,311       4,470,964          8,439,275
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Merck KGaA (Pharmaceuticals)                                                            2,772,462              --          2,772,462
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Porsche A.G.-Pfd. (Automobile Manufacturers)                                            4,579,153              --          4,579,153
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Schering A.G. (Pharmaceuticals)                                                         5,130,855              --          5,130,855
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Siemens A.G. (Industrial Conglomerates)                                                 2,142,807              --          2,142,807
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Suess MicroTec A.G. (Semiconductor Equipment)                               (a)                --       1,645,294          1,645,294
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Systeme, Anwendungen, Produkte in der Datenvernabeitung
(Application Software)                                                      (a)       $ 2,052,342              --        $ 2,052,342
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Wella A.G.-Pfd. (Personal Products)                                                            --       1,722,842          1,722,842
======================================================================      ========= ===========  ==============    ===============
                                                                                       45,556,681      29,516,555         75,073,236
======================================================================      ========= ===========  ==============    ===============

IRELAND-2.52%

Anglo Irish Bank Corp. PLC (Banks)                                                             --       4,847,087          4,847,087
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

                    Shares
--------------------------------------------------
     AIM             AIM          AIM European
   Euroland        European        Growth Pro
    Growth          Growth            Forma
     Fund            Fund           Combining
           --       371,000           371,000     Bank of Ireland PLC (Banks)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --       116,200           116,200     Ryanair Holdings PLC-ADR (Airlines)
=============   ===========      ============     ===========================================================================

=============   ===========      ============     ===========================================================================

                                                  ITALY-5.04%

           --       430,000           430,000     Autostrade-Concessioni e Costruzioni Autostrade S.p.A
                                                  (Highways & Railtracks)
-------------   -----------      ------------     ---------------------------------------------------------------------------
      200,000            --           200,000     Banca Fideuram S.p.A. (Diversified Financial Services)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --       193,100           193,100     Bulgari S.p.A. (Apparel & Accessories)
-------------   -----------      ------------     ---------------------------------------------------------------------------
      250,000       274,414           524,414     ENI S.p.A. (Integrated Oil & Gas)
-------------   -----------      ------------     ---------------------------------------------------------------------------
      800,000            --           800,000     IntesaBci S.p.A. (Banks)
-------------   -----------      ------------     ---------------------------------------------------------------------------
      200,000            --           200,000     Luxottica Group S.p.A.-ADR (Health Care Supplies)
-------------   -----------      ------------     ---------------------------------------------------------------------------
      400,000            --           400,000     Mediolanum S.p.A. (Diversified Financial Services)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --        92,600            92,600     Recordati S.p.A (Pharmaceuticals)
-------------   -----------      ------------     ---------------------------------------------------------------------------
      500,000            --           500,000     Telecom Italia Moile S.p.A. (Wireless Telecommunication Services)
-------------   -----------      ------------     ---------------------------------------------------------------------------
      315,000            --           315,000     Telecom Italia S.p.A. (Integrated Telecommunication Services)
=============   ===========      ============     ===========================================================================

=============   ===========      ============     ===========================================================================

                                                  LUXEMBOURG-0.53%

     153,568             --           153,568     Theil Logistik (IT Consulting & Services)
=============   ===========      ============     ===========================================================================

                                                  NETHERLANDS-8.16%

      300,000            --           300,000     ABN AMRO Holding N.V. (Banks)
-------------   -----------      ------------     ---------------------------------------------------------------------------

      100,000            --           100,000     Aegon N.V. (Life & Health Insurance)
-------------   -----------      ------------     ---------------------------------------------------------------------------
      150,000            --           150,000     ASM Lithography Holding N.V. (Semiconductor Equipment)
-------------   -----------      ------------     ---------------------------------------------------------------------------

           --        59,500            59,500     Fugro N.V. (Oil & Gas Equipment & Services)
-------------   -----------      ------------     ---------------------------------------------------------------------------

      270,000            --           270,000     ING Groep N.V. (Diversified Financial Services)
-------------   -----------      ------------     ---------------------------------------------------------------------------
      150,000       183,400           333,400     Koninklijke Ahold N.V. (Food Retail)
-------------   -----------      ------------     ---------------------------------------------------------------------------



                                                                                                   Market Value
                                                                                    ------------------------------------------------
                                                                                        AIM              AIM           AIM European
                                                                                      Euroland         European         Growth Pro
                                                                                       Growth           Growth             Forma
                                                                                        Fund             Fund            Combining
Bank of Ireland PLC (Banks)                                                                    --       3,316,180          3,316,180
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Ryanair Holdings PLC-ADR (Airlines)                                         (a)                --       5,431,188          5,431,188
======================================================================      ========= ===========  ==============    ===============
                                                                                               --      13,594,455         13,594,455
======================================================================      ========= ===========  ==============    ===============

ITALY-5.04%

Autostrade-Concessioni e Costruzioni Autostrade S.p.A
(Highways & Railtracks)                                                                        --       2,701,710          2,701,710
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Banca Fideuram S.p.A. (Diversified Financial Services)                                  1,233,206              --          1,233,206
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Bulgari S.p.A. (Apparel & Accessories)                                                         --       1,477,461          1,477,461
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
ENI S.p.A. (Integrated Oil & Gas)                                                       3,132,522       3,438,432          6,570,954
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
IntesaBci S.p.A. (Banks)                                                                1,872,312              --          1,872,312
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Luxottica Group S.p.A.-ADR (Health Care Supplies)                                       3,152,000              --          3,152,000
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Mediolanum S.p.A. (Diversified Financial Services)                                      3,100,117              --          3,100,117
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Recordati S.p.A (Pharmaceuticals)                                                              --       1,732,094          1,732,094
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Telecom Italia Moile S.p.A. (Wireless Telecommunication Services)           (a)         2,722,954              --          2,722,954
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Telecom Italia S.p.A. (Integrated Telecommunication Services)                           2,628,483              --          2,628,483
======================================================================      ========= ===========  ==============    ===============
                                                                                       17,841,594       9,349,697         27,191,291
======================================================================      ========= ===========  ==============    ===============

LUXEMBOURG-0.53%

Theil Logistik (IT Consulting & Services)                                   (a)         2,879,419              --          2,879,419
======================================================================      ========= ===========  ==============    ===============

NETHERLANDS-8.16%

ABN AMRO Holding N.V. (Banks)                                               (a)         4,579,963              --          4,579,963
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Aegon N.V. (Life & Health Insurance)                                                    2,511,419              --          2,511,419
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
ASM Lithography Holding N.V. (Semiconductor Equipment)                      (a)         2,160,360              --          2,160,360
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Fugro N.V. (Oil & Gas Equipment & Services)                                                    --       3,039,469          3,039,469
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

ING Groep N.V. (Diversified Financial Services)                                         6,732,222              --          6,732,222
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Koninklijke Ahold N.V. (Food Retail)                                                    4,220,803       5,160,636          9,381,439
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

                    Shares
--------------------------------------------------
     AIM             AIM          AIM European
   Euroland        European        Growth Pro
    Growth          Growth            Forma
     Fund            Fund           Combining
      140,000            --           140,000     Koninklijke (Royal) Philips Electronics N.V. (Consumer Electronics)
-------------   -----------      ------------     ---------------------------------------------------------------------------

           --       141,400           141,400     Nutreco Holding N.V. (Agricultural Products)
-------------   -----------      ------------     ---------------------------------------------------------------------------

      160,000            --           160,000     Teleplan International  N.V. (Marine)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --        76,600            76,600     Van der Moolen Holding N.V. (Diversified Financial Services)
-------------   -----------      ------------     ---------------------------------------------------------------------------

       81,890            --            81,890     VNU N.V. (Publishing & Printing)
-------------   -----------      ------------     ---------------------------------------------------------------------------

           --        36,200            36,200     Wolters Kluwer N.V. (Publishing & Printing)
=============   ===========      ============     ===========================================================================

=============   ===========      ============     ===========================================================================

                                                  NORWAY-1.25%

           --       146,000           146,000     Tandberg A.S.A. (Electrical Equipment & Instruments)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --       101,700           101,700     TGS Nopec Geophysical Co. A.S.A (Oil & Gas Equipment & Services)
-------------   -----------      ------------     ---------------------------------------------------------------------------

      270,800            --           270,800     Tomra Systems A.S.A. (Industrial Machinery)
=============   ===========      ============     ===========================================================================

=============   ===========      ============     ===========================================================================

                                                  PORTUGAL-0.10%

           --        66,650            66,650     Portugal Telecom, SGPS, S.A. (Integrated Telecommunications Services)
=============   ===========      ============     ===========================================================================

                                                  SPAIN-6.70%

                                                  Aurea Concesiones des Infrastructuras S.A./Concesionaria del
           --        65,050            65,050     Estado S.A. (Highways & Railtracks)
-------------   -----------      ------------     ---------------------------------------------------------------------------

      250,000        63,300           313,300     Banco Bilbao Vizcaya Argentaria, S.A. (Banks)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --       108,600           108,600     Banco Popular Espanol S.A. (Banks)
-------------   -----------      ------------     ---------------------------------------------------------------------------

      350,000            --           350,000     Banco Santander Central Hispano, S.A. (Banks)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --       585,800           585,800     Grupo Dragados, S.A. (Construction & Engineering)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --       299,600           299,600     Grupo Ferrovial, S.A. (Construction & Engineering)
-------------   -----------      ------------     ---------------------------------------------------------------------------


                                                                                                   Market Value
                                                                                    ------------------------------------------------
                                                                                        AIM              AIM           AIM European
                                                                                      Euroland         European         Growth Pro
                                                                                       Growth           Growth             Forma
                                                                                        Fund             Fund            Combining
Koninklijke (Royal) Philips Electronics N.V. (Consumer Electronics)                     3,180,770              --          3,180,770
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Nutreco Holding N.V. (Agricultural Products)                                                   --       5,161,253          5,161,253
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Teleplan International  N.V. (Marine)                                       (a)         2,289,982              --          2,289,982
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Van der Moolen Holding N.V. (Diversified Financial Services)                                   --       1,844,452          1,844,452
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

VNU N.V. (Publishing & Printing)                                                      $ 2,388,310              --        $ 2,388,310
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Wolters Kluwer N.V. (Publishing & Printing)                                                    --         759,892            759,892
======================================================================      ========= ===========  ==============    ===============
                                                                                       28,063,829      15,965,702         44,029,531
======================================================================      ========= ===========  ==============    ===============

NORWAY-1.25%

Tandberg A.S.A. (Electrical Equipment & Instruments)                        (a)                --       2,618,253          2,618,253
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
TGS Nopec Geophysical Co. A.S.A (Oil & Gas Equipment & Services)            (a)                --       1,429,318          1,429,318
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Tomra Systems A.S.A. (Industrial Machinery)                                             2,694,573              --          2,694,573
======================================================================      ========= ===========  ==============    ===============
                                                                                        2,694,573       4,047,571          6,742,144
======================================================================      ========= ===========  ==============    ===============

PORTUGAL-0.10%

Portugal Telecom, SGPS, S.A. (Integrated Telecommunications Services)                          --         531,867            531,867
======================================================================      ========= ===========  ==============    ===============

SPAIN-6.70%

Aurea Concesiones des Infrastructuras S.A./Concesionaria del
Estado S.A. (Highways & Railtracks)                                                            --       1,285,277          1,285,277
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Banco Bilbao Vizcaya Argentaria, S.A. (Banks)                                           2,797,216         708,255          3,505,471
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Banco Popular Espanol S.A. (Banks)                                                             --       3,646,310          3,646,310
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Banco Santander Central Hispano, S.A. (Banks)                                           2,693,699              --          2,693,699
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Grupo Dragados, S.A. (Construction & Engineering)                                              --       7,113,383          7,113,383
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Grupo Ferrovial, S.A. (Construction & Engineering)                                             --       5,555,510          5,555,510
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

                    Shares
--------------------------------------------------
     AIM             AIM          AIM European
   Euroland        European        Growth Pro
    Growth          Growth            Forma
     Fund            Fund           Combining
       22,352       146,100           168,452     Industria de Diseno Textil, S.A. (Apparel Retail)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --        87,700            87,700     Prosegur, CIA de Seguridad S.A. (Diversified Commercial Services)
-------------   -----------      ------------     ---------------------------------------------------------------------------
      420,000       256,650           676,650     Telefonica, S.A. (Integrated Telecommunication Services)
=============   ===========      ============     ===========================================================================

=============   ===========      ============     ===========================================================================

                                                  SWEDEN-4.18%

      374,400            --           374,400     Assa Abloy A.B.-Class B (Building Products)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --        77,950            77,950     Biacore International A.B. (Health Care Equipment)
-------------   -----------      ------------     ---------------------------------------------------------------------------

           --        89,500            89,500     Hennes & Mauritz A.B.-Class B (Apparel Retail)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --        50,800            50,800     Nobel Biocare A.B. (Health Care Supplies)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --       280,250           280,250     Q-Med A.B. (Biotechnology)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --       175,600           175,600     Securitas A.B.-Class B (Diversified Commercial Services)
-------------   -----------      ------------     ---------------------------------------------------------------------------

      428,988            --           428,988     Skandia Forsakrings A.B. (Multi-Line Insurance)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --       581,800           581,800     Swedish Match A.B. (Tobacco)
=============   ===========      ============     ===========================================================================

=============   ===========      ============     ===========================================================================

                                                  SWITZERLAND-3.15%

      120,000            --           120,000     Credit Suisse Group (Banks)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --        26,700            26,700     Nestle S.A.-Class B (Packaged Foods)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --         1,700             1,700     Serono S.A.-Class B (Biotechnology)
-------------   -----------      ------------     ---------------------------------------------------------------------------
       65,000            --            65,000     STMicroelectronics N.V. (Semiconductors)
-------------   -----------      ------------     ---------------------------------------------------------------------------

           --         5,940             5,940     Synthes Stratec, Inc. (Health Care Equipment)
=============   ===========      ============     ===========================================================================

=============   ===========      ============     ===========================================================================

                                                  UNITED KINGDOM-12.67%

           --       400,200           400,200     Amey PLC (Diversified Commercial Services)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --       641,100           641,100     BP PLC (Integrated Oil & Gas)
-------------   -----------      ------------     ---------------------------------------------------------------------------

           --       712,800           712,800     Capita Group PLC (Employment Services)
-------------   -----------      ------------     ---------------------------------------------------------------------------


                                                                                                   Market Value
                                                                                    ------------------------------------------------
                                                                                        AIM              AIM           AIM European
                                                                                      Euroland         European         Growth Pro
                                                                                       Growth           Growth             Forma
                                                                                        Fund             Fund            Combining
Industria de Diseno Textil, S.A. (Apparel Retail)                           (a)(c)        416,487       2,722,297          3,138,784
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Prosegur, CIA de Seguridad S.A. (Diversified Commercial Services)                              --       1,073,627          1,073,627
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Telefonica, S.A. (Integrated Telecommunication Services)                    (a)         5,043,360       3,081,853          8,125,213
======================================================================      ========= ===========  ==============    ===============
                                                                                       10,950,762      25,186,512         36,137,274
======================================================================      ========= ===========  ==============    ===============

SWEDEN-4.18%

Assa Abloy A.B.-Class B (Building Products)                                             4,265,076              --          4,265,076
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Biacore International A.B. (Health Care Equipment)                          (a)                --       2,126,786          2,126,786
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Hennes & Mauritz A.B.-Class B (Apparel Retail)                              (a)                --       1,565,008          1,565,008
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Nobel Biocare A.B. (Health Care Supplies)                                                      --       1,929,005          1,929,005
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Q-Med A.B. (Biotechnology)                                                  (a)                --       4,151,618          4,151,618
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Securitas A.B.-Class B (Diversified Commercial Services)                    (a)                --       2,922,386          2,922,386
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Skandia Forsakrings A.B. (Multi-Line Insurance)                                         2,574,185              --          2,574,185
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Swedish Match A.B. (Tobacco)                                                                   --       3,000,206          3,000,206
======================================================================      ========= ===========  ==============    ===============
                                                                                        6,839,261      15,695,009         22,534,270
======================================================================      ========= ===========  ==============    ===============

SWITZERLAND-3.15%

Credit Suisse Group (Banks)                                                 (a)       $ 4,384,333              --        $ 4,384,333
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Nestle S.A.-Class B (Packaged Foods)                                                           --       5,539,351          5,539,351
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Serono S.A.-Class B (Biotechnology)                                                            --       1,343,146          1,343,146
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
STMicroelectronics N.V. (Semiconductors)                                    (a)         1,837,206              --          1,837,206
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Synthes Stratec, Inc. (Health Care Equipment)                                                  --       3,896,989          3,896,989
======================================================================      ========= ===========  ==============    ===============
                                                                                        6,221,539      10,779,486         17,001,025
======================================================================      ========= ===========  ==============    ===============

UNITED KINGDOM-12.67%

Amey PLC (Diversified Commercial Services)                                                     --       1,794,926          1,794,926
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
BP PLC (Integrated Oil & Gas)                                                                  --       5,177,754          5,177,754
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Capita Group PLC (Employment Services)                                                         --       4,512,110          4,512,110
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

                    Shares
--------------------------------------------------
     AIM             AIM          AIM European
   Euroland        European        Growth Pro
    Growth          Growth            Forma
     Fund            Fund           Combining
           --       157,900           157,900     easyJet PLC (Airlines)
-------------   -----------      ------------     ---------------------------------------------------------------------------

           --        11,842            11,842     easyJet PLC (Airlines)-Rts., expiring 11/20/01
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --     1,476,100         1,476,100     Electronics Boutique PLC (Computer & Electronics Retail)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --       161,600           161,600     Galen Holdings PLC (Pharmaceuticals)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --       330,400           330,400     Jardine Lloyd Thompson Group PLC (Insurance Brokers)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --       395,400           395,400     JJB Sports PLC (Apparel Retail)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --       250,800           250,800     Luminar PLC (Restaurants)
-------------   -----------      ------------     ---------------------------------------------------------------------------

           --       432,900           432,900     Man Group PLC (Diversified Financial Services)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --        81,140            81,140     Matalan PLC (Apparel Retail)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --       987,400           987,400     Morrison (William) Supermarkets PLC (Food Retail)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --       263,800           263,800     Next PLC (Department Stores)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --       132,900           132,900     PizzaExpress PLC (Restaurants)
-------------   -----------      ------------     ---------------------------------------------------------------------------

           --       301,100           301,100     Reckitt Benckiser PLC (Household Products)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --     1,005,400         1,005,400     Rentokil Initial PLC (Diversified Commercial Services)
-------------   -----------      ------------     ---------------------------------------------------------------------------

           --       269,300           269,300     Royal Bank of Scotland Group PLC (Banks)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --       617,800           617,800     Shell Transport & Trading Co. PLC (Integrated Oil & Gas)
-------------   -----------      ------------     ---------------------------------------------------------------------------

           --       377,700           377,700     Smith & Nephew PLC (Health Care Supplies)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --       330,700           330,700     St. James's Place Capital PLC (Life & Health Insurance)
-------------   -----------      ------------     ---------------------------------------------------------------------------
           --       562,500           562,500     Tesco PLC (Food Retail)
-------------   -----------      ------------     ---------------------------------------------------------------------------
    1,078,121            --         1,078,121     Vodafone Group PLC (Wireless Telecommunication Services)
-------------   -----------      ------------     ---------------------------------------------------------------------------

           --        53,000            53,000     Willis Group Holdings Ltd. (Insurance Brokers)
=============   ===========      ============     ===========================================================================

=============   ===========      ============     ===========================================================================

                                                  Total Foreign Stocks & Other Equity Interests (Cost $520,407,414)
=============   ===========      ============     ===========================================================================

                                                                                                   Market Value
                                                                                    ------------------------------------------------
                                                                                        AIM              AIM           AIM European
                                                                                      Euroland         European         Growth Pro
                                                                                       Growth           Growth             Forma
                                                                                        Fund             Fund            Combining
easyJet PLC (Airlines)                                                      (a)(b)(c)          --         870,851            870,851
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

easyJet PLC (Airlines)-Rts., expiring 11/20/01                              (d)                --              --                 --
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Electronics Boutique PLC (Computer & Electronics Retail)                    (c)                --       2,427,263          2,427,263
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Galen Holdings PLC (Pharmaceuticals)                                                           --       1,739,770          1,739,770
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Jardine Lloyd Thompson Group PLC (Insurance Brokers)                                           --       2,811,265          2,811,265
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
JJB Sports PLC (Apparel Retail)                                                                --       2,571,976          2,571,976
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Luminar PLC (Restaurants)                                                                      --       2,987,232          2,987,232
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Man Group PLC (Diversified Financial Services)                                                 --       6,979,913          6,979,913
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Matalan PLC (Apparel Retail)                                                (a)                --         427,488            427,488
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Morrison (William) Supermarkets PLC (Food Retail)                                              --       2,902,466          2,902,466
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Next PLC (Department Stores)                                                                   --       3,335,932          3,335,932
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
PizzaExpress PLC (Restaurants)                                                                 --       1,493,764          1,493,764
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Reckitt Benckiser PLC (Household Products)                                                     --       4,206,343          4,206,343
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Rentokil Initial PLC (Diversified Commercial Services)                                         --       3,621,069          3,621,069
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Royal Bank of Scotland Group PLC (Banks)                                                       --       6,446,514          6,446,514
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Shell Transport & Trading Co. PLC (Integrated Oil & Gas)                                       --       4,629,966          4,629,966
----------------------------------------------------------------------      --------- -----------  --------------    ---------------

Smith & Nephew PLC (Health Care Supplies)                                                      --       2,125,690          2,125,690
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
St. James's Place Capital PLC (Life & Health Insurance)                                        --       1,535,139          1,535,139
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Tesco PLC (Food Retail)                                                     (a)                --       1,984,984          1,984,984
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Vodafone Group PLC (Wireless Telecommunication Services)                                2,494,522              --          2,494,522
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
Willis Group Holdings Ltd. (Insurance Brokers)                                                 --       1,234,370          1,234,370
======================================================================      ========= ===========  ==============    ===============
                                                                                        2,494,522      65,816,785         68,311,307
======================================================================      ========= ===========  ==============    ===============

Total Foreign Stocks & Other Equity Interests (Cost $520,407,414)                     226,824,799     272,259,323        499,084,122
======================================================================      ========= ===========  ==============    ===============

                    Shares
--------------------------------------------------
     AIM             AIM          AIM European
   Euroland        European        Growth Pro
    Growth          Growth            Forma
     Fund            Fund           Combining

                    SHARES            SHARES
                                                  MONEY MARKET FUNDS---6.05%

    4,414,157    11,910,798        16,324,955     STIC Liquid Assets Portfolio
-------------   -----------      ------------     ---------------------------------------------------------------------------
    4,414,157    11,910,798        16,324,955     STIC Prime Portfolio
=============   ===========      ============     ===========================================================================

                                                  Total Money Market Funds (Cost $32,649,910)
=============   ===========      ============     ===========================================================================



                                                  TOTAL INVESTMENTS--98.59% (Cost$553,057,324)
=============   ===========      ============     ===========================================================================

                                                  OTHER ASSETS LESS LIABILITIES-1.41%
=============   ===========      ============     ===========================================================================
                                                  NET ASSETS--100.00%
=============   ===========      ============     ===========================================================================


                                                                                                   Market Value
                                                                                    ------------------------------------------------
                                                                                        AIM              AIM           AIM European
                                                                                      Euroland         European         Growth Pro
                                                                                       Growth           Growth             Forma
                                                                                        Fund             Fund            Combining
                                                                                                        MARKET           MARKET
                                                                                                        VALUE             VALUE
MONEY MARKET FUNDS---6.05%

STIC Liquid Assets Portfolio                                                (e)       $ 4,414,157    $ 11,910,798       $ 16,324,955
----------------------------------------------------------------------      --------- -----------  --------------    ---------------
STIC Prime Portfolio                                                        (e)         4,414,157      11,910,798         16,324,955
======================================================================      ========= ===========  ==============    ===============

Total Money Market Funds (Cost $32,649,910)                                             8,828,314      23,821,596         32,649,910
======================================================================      ========= ===========  ==============    ===============



TOTAL INVESTMENTS--98.59% (Cost$553,057,324)                                          235,653,113     296,080,919        531,734,032
======================================================================      ========= ===========  ==============    ===============

OTHER ASSETS LESS LIABILITIES-1.41%                                                     8,106,612        (502,270)         7,604,342
======================================================================      ========= ===========  ==============    ===============
NET ASSETS--100.00%                                                                   243,759,725    $295,578,649        539,338,374
======================================================================      ========= ===========  ==============    ===============


Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred
Rts.  - Rights



Notes to Schedule of Investments:





(a)  Non-income producing security.

(b) Security fair valued in accordance with the procedures established by the Board of Directors.

(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144a under the Securities Act of 1933, as amended.

(d) Non-income producing security acquired as part of a unit with or in exchange for other securities.

(e) The money market fund and the Fund are affiliated by having the same investment advisor.

       See Accompanying Notes to Pro Forma Combining Financial Statements.

                            AIM EUROPEAN GROWTH FUND
                            AIM EUROLAND GROWTH FUND
             PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2001
                                   (UNAUDITED)

                                                                                                                       AIM
                                                                         AIM             AIM                         EUROPEAN
                                                                       EUROLAND        EUROPEAN                       GROWTH
                                                                        GROWTH          GROWTH                       PRO FORMA
                                                                         FUND            FUND       ADJUSTMENTS      COMBINING
                                                                      ------------   ------------   ------------   ------------

ASSETS:
Investments, at market value                                          $235,653,113   $296,080,919   $         --   $531,734,032
     (cost $259,189,620-AIM Euroland Growth Fund)*
     (cost $293,867,704-AIM European Growth Fund)**
     (cost $553,057,324-Pro Forma Combining)
                                                                      ------------   ------------   ------------   ------------
Foreign currencies, at value                                             4,200,167        160,937             --      4,361,104
     (cost $4,170,536-AIM Euroland Growth Fund)
     (cost $162,897-AIM European Growth Fund)
     (cost $4,333,433-Pro Forma Combining)
                                                                      ------------   ------------   ------------   ------------
Receivables for:
   Investments sold                                                      3,827,816      4,699,779             --      8,527,595
                                                                      ------------   ------------   ------------   ------------
   Capital stock/Fund shares sold                                           20,119        296,676             --        316,795
                                                                      ------------   ------------   ------------   ------------
   Dividends and interest                                                  939,074        362,875             --      1,301,949
                                                                      ------------   ------------   ------------   ------------
Investment for deferred compensation plan                                       --         21,892             --         21,892
                                                                      ------------   ------------   ------------   ------------
Collateral for securities loaned                                        53,534,862     12,778,726             --     66,313,588
                                                                      ------------   ------------   ------------   ------------
Other assets                                                                 3,489         22,943             --         26,432
                                                                      ============   ============   ============   ============
      Total assets                                                     298,178,640    314,424,747             --    612,603,387
                                                                      ============   ============   ============   ============
LIABILITIES:
Payables for:
   Investments purchased                                                        --      3,259,819             --      3,259,819
                                                                      ------------   ------------   ------------   ------------
   Capital stock/Fund shares reacquired                                    474,474      2,237,548             --      2,712,022
                                                                      ------------   ------------   ------------   ------------
   Deferred compensation plan                                                   --         21,892             --         21,892
                                                                      ------------   ------------   ------------   ------------
   Collateral upon return of securities loaned                          53,534,862     12,778,726             --     66,313,588
                                                                      ------------   ------------   ------------   ------------
Accrued distribution fees                                                  184,802        251,204             --        436,006
                                                                      ------------   ------------   ------------   ------------
Accrued directors'/trustees' fees                                              756          1,028             --          1,784
                                                                      ------------   ------------   ------------   ------------
Accrued transfer agent fees                                                117,824        160,159             --        277,983
                                                                      ------------   ------------   ------------   ------------
Accrued operating expenses                                                 106,197        135,722             --        241,919
                                                                      ============   ============   ============   ============
      Total liabilities                                                 54,418,915     18,846,098             --     73,265,013
                                                                      ============   ============   ============   ============
Net assets applicable to shares outstanding                           $243,759,725   $295,578,649             --   $539,338,374
                                                                      ============   ============   ============   ============
NET ASSETS:
Class A                                                               $207,463,521   $157,650,544   $         --   $365,114,065
                                                                      ============   ============   ============   ============
Class B                                                               $ 33,818,428   $105,324,387   $         --   $139,142,815
                                                                      ============   ============   ============   ============
Class C                                                               $  2,477,776   $ 32,603,718   $         --   $ 35,081,494
                                                                      ============   ============   ============   ============
CAPITAL STOCK/FUND SHARES, $0.01 PAR VALUE PER SHARE OF
AIM EUROLAND GROWTH FUND:
CAPITAL STOCK/FUND SHARES, $0.001 PAR VALUE PER SHARE
AIM EUROPEAN GROWTH
FUND: Class A:
   Authorized                                                                   --    200,000,000             --    200,000,000
                                                                      ------------   ------------   ------------   ------------
   Outstanding                                                          21,244,356      9,543,012     12,564,005     22,107,017
                                                                      ============   ============   ============   ============
Class B:
   Authorized                                                                   --    200,000,000             --    200,000,000
                                                                      ------------   ------------   ------------   ------------
   Outstanding                                                           3,641,592      6,553,435      2,105,189      8,658,624
                                                                      ============   ============   ============   ============
Class C:
   Authorized                                                                   --    200,000,000             --    200,000,000
                                                                      ------------   ------------   ------------   ------------
   Outstanding                                                             266,887      2,026,798        153,929      2,180,727
                                                                      ============   ============   ============   ============
Class A :
   Net asset value per share                                          $       9.77   $      16.52   $         --   $      16.52
                                                                      ------------   ------------   ------------   ------------
   Offering price per share:
      (Net asset value of $9.77 / 94.50%-AIM Euroland Growth Fund)
      (Net asset value of $16.52 / 94.50%-AIM European Growth Fund)   $      10.34   $      17.48   $         --   $      17.48
                                                                      ============   ============   ============   ============
Class B :
   Net asset value and offering price per share                       $       9.29   $      16.07   $         --   $      16.07
                                                                      ============   ============   ============   ============
Class C :
   Net asset value and offering price per share                       $       9.28   $      16.09   $         --   $      16.09
                                                                      ============   ============   ============   ============


  * At October 31, 2001, securities with an aggregate market value of $51,031,633 were on loan to brokers.

  ** At October 31, 2001, securities with an aggregate market value of $12,179,487 were on loan to brokers.

       See Accompanying Notes to Pro Forma Combining Financial Statements.

                                 CAPITALIZATION
                  EUROPEAN DEVELOPMENT FUND-PRO-FORMA COMBINED
                                   10/31/2001
                                   (UNAUDITED)


                                                                    AIM
                                  AIM              AIM            EUROPEAN
                                EUROLAND         EUROPEAN          GROWTH
                                 GROWTH           GROWTH          PRO FORMA
                                  FUND             FUND           COMBINING
                              ------------     ------------     ------------
CLASS A

Net Assets                    $207,463,521     $157,650,544     $365,114,065

Shares Outstanding            $ 21,244,356     $  9,543,012     $ 22,107,017

Net Asset Value Per Share     $       9.77     $      16.52     $      16.52


CLASS B

Net Assets                    $ 33,818,428     $105,324,387     $139,142,815

Shares Outstanding            $  3,641,592     $  6,553,435     $  8,658,624

Net Asset Value Per Share     $       9.29     $      16.07     $      16.07


CLASS C

Net Assets                    $  2,477,776     $ 32,603,718     $ 35,081,494

Shares Outstanding            $    266,887     $  2,026,798     $  2,180,727

Net Asset Value Per Share     $       9.28     $      16.09     $      16.09



Checks:

Net Assets                    $243,759,725     $295,578,649               82%

                            AIM EUROPEAN GROWTH FUND
                            AIM EUROLAND GROWTH FUND
                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
                                OCTOBER 31, 2001
                                   (UNAUDITED)

                                                                                                                        AIM
                                                                AIM                AIM                                EUROPEAN
                                                              EUROLAND           EUROPEAN                              GROWTH
                                                               GROWTH             GROWTH                              PRO FORMA
                                                                FUND               FUND            ADJUSTMENTS        COMBINING
                                                            --------------     --------------     --------------    --------------

INVESTMENT INCOME:
Dividends                                                   $    3,643,482     $    4,556,503     $           --    $    8,199,985
     (net of $462,846 foreign withholding tax-AIM
        Euroland Growth Fund)
     (net of $542,472 foreign withholding tax-AIM
        European Growth Fund)
                                                            --------------     --------------     --------------    --------------
Dividends from affiliated money market funds                       532,759          1,075,182                 --         1,607,941
                                                            --------------     --------------     --------------    --------------
Interest                                                           218,522             24,311                 --           242,833
                                                            --------------     --------------     --------------    --------------
Security lending income                                            167,977            278,960                 --           446,937
                                                            ==============     ==============     ==============    ==============
   Total investment income                                       4,562,740          5,934,956                 --        10,497,696
                                                            ==============     ==============     ==============    ==============
EXPENSES:
Advisory fees                                                    3,442,768          3,723,648           (210,810)        6,955,606
                                                            --------------     --------------     --------------    --------------
Administrative services fees                                        90,620             98,393            (55,880)          133,133
                                                            --------------     --------------     --------------    --------------
Custodian fees                                                     303,320            414,424                 --           717,744
                                                            --------------     --------------     --------------    --------------
Distribution fees--Class A                                       1,016,004            744,355                 --         1,760,359
                                                            --------------     --------------     --------------    --------------
Distribution fees--Class B                                         589,952          1,362,388                 --         1,952,340
                                                            --------------     --------------     --------------    --------------
Distribution fees--Class C                                          38,222            430,512                 --           468,734
                                                            --------------     --------------     --------------    --------------
Transfer agent fees                                              1,106,059          1,252,100                 --         2,358,159
                                                            --------------     --------------     --------------    --------------
Interest                                                             1,417                 --                 --             1,417
                                                            --------------     --------------     --------------    --------------
Directors'/Trustees' fees                                           16,894              8,584                 --            25,478
                                                            --------------     --------------     --------------    --------------
Other expenses                                                     230,390            341,905                 --           572,295
                                                            ==============     ==============     ==============    ==============
       Total expenses                                            6,835,646          8,376,309           (266,690)       14,945,265
                                                            ==============     ==============     ==============    ==============
Less:  Fees waived                                                    (415)              (741)                --            (1,156)
                                                            --------------     --------------     --------------    --------------
       Expenses paid indirectly                                     (4,713)            (6,908)                --           (11,621)
                                                            ==============     ==============     ==============    ==============
       Net expenses                                              6,830,518          8,368,660           (266,690)       14,932,488
                                                            ==============     ==============     ==============    ==============
Net investment income (loss)                                    (2,267,778)        (2,433,704)           266,690        (4,434,792)
                                                            ==============     ==============     ==============    ==============
REALIZED AND UNREALIZED GAIN (LOSS) FROM
   INVESTMENT SECURITIES
   AND FOREIGN CURRENCIES:
Net realized gain (loss) from:
   Investment securities                                       (29,067,147)       (67,671,590)                --       (96,738,737)
                                                            --------------     --------------     --------------    --------------
   Foreign currencies                                            1,380,966           (222,638)                --         1,158,328
                                                            ==============     ==============     ==============    ==============
                                                               (27,686,181)       (67,894,228)                --       (95,580,409)
                                                            ==============     ==============     ==============    ==============
Change in net unrealized appreciation (depreciation) of:
   Investment securities                                      (157,502,771)       (72,137,054)                --      (229,639,825)
                                                            --------------     --------------     --------------    --------------
   Foreign currencies                                              274,676             51,324                 --           326,000
                                                            ==============     ==============     ==============    ==============
                                                              (157,228,095)       (72,085,730)                --      (229,313,825)
                                                            ==============     ==============     ==============    ==============
Net gain (loss) from investment securities
     and foreign currencies:                                  (184,914,276)      (139,979,958)                --      (324,894,234)
                                                            ==============     ==============     ==============    ==============
Net increase (decrease) in net assets resulting
     from operations                                          (187,182,054)    $ (142,413,662)    $      266,690    $ (329,329,026)
                                                            ==============     ==============     ==============    ==============

     See Accompanying Notes to Pro Forma Financial Statements.

                            AIM EUROLAND GROWTH FUND
                        Statement of Operations - Support
                           Year ended October 31, 2001

                                                             FOR THE YEAR                        NOVEMBER &       FOR THE YEAR
                                                                 ENDED                            DECEMBER            ENDED
INVESTMENT INCOME:                                             12/31/00         10/31/00            2000            12/31/01
                                                            -------------     -------------     -------------     -------------
Dividend                                                    $   3,167,070     $   3,542,823     $    (375,753)    $   3,730,636
Dividends from affiliated money market funds                      700,222           593,702           106,520     $     465,948
Interest                                                           68,737            49,754            18,983     $     202,600
Security lending income                                                --                --                --     $     193,823
                                                            -------------     -------------     -------------     -------------
     Total investment income (loss)                             3,936,029         4,186,279          (250,250)        4,593,007
                                                            -------------     -------------     -------------     -------------

EXPENSES TO COME FROM EXPENSE ACCOUNTING

REALIZED AND UNREALIZED GAIN (LOSS) FROM
   SECURITIES AND FOREIGN CURRENCIES:
Net realized gain (loss) from:
     Investment securities                                     22,310,101        22,473,664          (163,563)      (31,569,077)
     Foreign currencies                                          (737,931)       (1,272,764)          534,833           716,666
                                                            -------------     -------------     -------------     -------------
                                                               21,572,170        21,200,900           371,270       (30,852,411)
                                                            -------------     -------------     -------------     -------------
Change in net unrealized appreciation (depreciation) of:
     Investment securities                                             --       133,966,264                                  --
     Foreign currencies                                                --          (235,065)                                 --
                                                            -------------     -------------     -------------     -------------
                                                                       --       133,731,199                --                --
                                                            -------------     -------------     -------------     -------------
          Net gain from investment securities and
             foreign currencies                                21,572,170       154,932,099           371,270       (30,852,411)
                                                            -------------     -------------     -------------     -------------





                                                                               NOVEMBER &        FOR THE 12
                                                                                DECEMBER        MONTHS ENDED
Investment income:                                            10/31/01            2001             10/31/01
                                                            -------------     -------------     -------------
Dividend                                                    $   4,019,235     $    (288,599)    $   3,643,482
Dividends from affiliated money market funds                      426,239            39,709     $     532,759
Interest                                                          199,539             3,061     $     218,522
Security lending income                                           167,977            25,846     $     167,977
                                                            -------------     -------------     -------------
     Total investment income (loss)                             4,812,990          (219,983)        4,562,740
                                                            -------------     -------------     -------------

EXPENSES TO COME FROM EXPENSE ACCOUNTING

REALIZED AND UNREALIZED GAIN (LOSS) FROM
   SECURITIES AND FOREIGN CURRENCIES:
Net realized gain (loss) from:
     Investment securities                                    (28,903,584)    (2,665,492.91)      (29,067,147)
     Foreign currencies                                           846,133       (129,466.95)        1,380,966
                                                            -------------     -------------     -------------
                                                              (28,057,451)       (2,794,960)      (27,686,181)
                                                            -------------     -------------     -------------
Change in net unrealized appreciation (depreciation) of:
     Investment securities                                    (23,536,507)                       (157,502,771)
     Foreign currencies                                            39,611                             274,676
                                                            -------------     -------------     -------------
                                                              (23,496,896)               --      (157,228,095)
                                                            -------------     -------------     -------------
          Net gain from investment securities and
             foreign currencies                               (51,554,347)       (2,794,960)     (184,914,276)
                                                            -------------     -------------     -------------





                                                                         10/31/00                       10/31/01

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) OF:       520     133,966,264                    (23,536,507)
                                                               521
                                                               522
                                                               523
                                                               524
                                                               535
                                                               578                                             --
                                                               579                                             30
                                                               584        (155,956)                        29,631
                                                               585          11,561                         29,790
                                                               586                                             --
                                                               592
                                                               593
                                                               598         (18,664)                         4,747
                                                               599         (72,005)     (235,065)         (24,587)          39,611

                                                                                                      (23,496,896)

                            AIM EUROPEAN GROWTH FUND
                            AIM EUROLAND GROWTH FUND
                NOTES TO PRO FORM COMBINING FINANCIAL STATEMENTS
                                OCTOBER 31, 2001
                                   (UNAUDITED)

Note 1 - Basis of Pro Forma Presentation

The pro forma financial statements and the accompanying pro forma schedule of investments give effect to the proposed Agreement and Plan of Reorganization between AIM Euroland Growth Fund and AIM International Funds, Inc. and the consummation of the transactions contemplated therein to be accounted for as a tax-free reorganization of investment companies. At the February 7, 2002 Board Meeting, the Board approved changing the name of AIM European Development Fund to AIM European Growth Fund in connection with AIM's implementation of the Fund Names Rule effective July 1, 2002. The Agreement and Plan of Reorganization would be accomplished by an exchange of shares of AIM European Growth Fund for the net assets of AIM Euroland Growth Fund and the distribution of AIM European Growth Fund shares to AIM Euroland Growth Fund shareholders. If the Agreement and Plan of Reorganization were to have taken place at October 31, 2001, AIM Euroland Growth Fund Class A shareholders would have received 12,564,005 shares of AIM European Growth Fund - Class A shares, AIM Euroland Growth B shareholders would have received 2,105,189 shares of AIM European Growth Fund
 Class B shares, and AIM Euroland Growth Fund Class C shareholders would have received 153,929 shares of AIM European Growth Fund - Class C shares.


Note 2 - Pro Forma Adjustments

Management fees have been reduced by $210,810 to reflect the management fee rates payable to AIM by AIM European Growth Fund, based on pro forma combined assets for the year. Administrative fees have been reduced by $55,880 to reflect administration fees payable to AIM based on pro forma combined assets for the year.

PART C.  OTHER INFORMATION

Item 15. Indemnification

Pursuant to the Maryland General Corporation Law and the Registrant's Charter and By-Laws, the Registrant may indemnify any person who was or is a director, officer, employee or agent of the Registrant to the maximum extent permitted by the Maryland General Corporation Law. The specific terms of such indemnification are reflected in the Registrant's Charter and By-Laws, which are incorporated herein as part of this Registration Statement. No indemnification will be provided by the Registrant to any director or officer of the Registrant for any liability to Registrant or shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act, and will be governed by the final adjudication of such issue. Insurance coverage is provided under a joint Mutual Fund and Investment Advisory Professional Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of liability.

Item 16. Exhibits

1        (a)      Articles of Restatement, dated November 14, 1994, were filed electronically as an Exhibit to Post-effective Amendment No. 9 on February 28, 1996, and are hereby incorporated by reference.

         (b) Articles Supplementary to Articles of Incorporation of Registrant, dated June 12, 1997, were filed electronically as an Exhibit to Post-effective Amendment No. 12 on August 4, 1997, and are hereby incorporated by reference.

         (c) Articles of Amendment to Articles of Incorporation of Registrant, dated October 14, 1997, were filed electronically as an Exhibit to Post-effective Amendment No. 13 on October 17, 1997, and are hereby incorporated by reference.

         (d) Articles Supplementary to Articles of Incorporation of Registrant, dated June 9, 1999, were filed electronically as an Exhibit to Post-effective Amendment No. 17 on February 23, 2000, and are hereby incorporated by reference.

         (e) Articles Supplementary to Articles of Incorporation of Registrant, dated December 23, 1999, were filed electronically as an Exhibit to Post-effective Amendment No. 17 on February 23, 2000, and are hereby incorporated by reference.

         (f) Articles Supplementary, dated December 17, 2001, to Articles of Incorporation were filed electronically as an Exhibit to Post-effective Amendment No. 25 on April 4, 2002, and are hereby incorporated by reference.

         (g) Articles Supplementary, dated March 12, 2002, to Articles of Incorporation were filed electronically as an Exhibit to Post-effective Amendment No. 25 on April 4, 2002, and are hereby incorporated by reference.

2        (a)      Amended and Restated By-Laws, dated effective December 11,
                  1996, were filed electronically as an Exhibit to Post-effective Amendment No. 10 on February 24, 1997, and are hereby incorporated by reference.

         (b) First Amendment, dated June 9, 1999, to Amended and Restated By-Laws of Registrant were filed electronically as an Exhibit to Post-effective Amendment No. 17 on February 23, 2000, and are hereby incorporated by reference.

3                 Voting Trust Agreements - None.

4 Form of Agreement and Plan of Reorganization between the Registrant and AIM Growth Series is attached as Appendix I to the Combined Proxy Statement and Prospectus contained in this Registration Statement.

5 Articles V and VII of the Articles of Restatement, as amended, and Articles I and IV of the Amended and Restated Bylaws defining the rights of holders of shares were filed electronically as Exhibits to Post-effective Amendment No. 9 on February 28, 1996 and Post-effective Amendment No. 10 on February 24, 1997, respectively, and are hereby incorporated by reference.

6 Master Investment Advisory Agreement, dated June 21, 2000, between A I M Advisors, Inc. and AIM International Funds, Inc. was filed electronically as an Exhibit to Post-effective Amendment No. 21 on June 20, 2000, and is hereby incorporated by reference.

7        (a)      (1) Second Amended and Restated Master Distribution Agreement,
                  dated July 1, 2000, between Registrant (on behalf of the portfolios' Class A and Class C shares) and A I M
                  Distributors, Inc. was filed electronically as an Exhibit to Post-effective Amendment No. 22 on February 22, 2001, and is hereby incorporated by reference.

                  (2) Amendment No. 1, dated March 15, 2002, to the Second Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (on behalf of Registrant's Class A and Class C shares and Institutional Class shares) and A I M Distributors, Inc. were filed electronically as an Exhibit to Post-effective Amendment No. 25 on April 4, 2002, and are hereby incorporated by reference.

         (b) First Amended and Restated Master Distribution Agreement, dated December 31, 2000, between Registrant (on behalf of the Registrant's Class B shares) and A I M Distributors, Inc. were filed electronically as an Exhibit to Post-effective Amendment No. 22 on February 22, 2001, and are hereby incorporated by reference.

         (c) Form of Selected Dealer Agreement for Investment Companies Managed by A I M Advisors, Inc. was filed electronically as an Exhibit to Post-effective Amendment No. 22 on February 22, 2001, and is hereby incorporated by reference.

         (d) Form of Bank Selling Group Agreement between A I M Distributors, Inc. and banks was filed electronically as an Exhibit to Post-effective Amendment No. 15 on December 23, 1998, and is hereby incorporated by reference.

8        (a)      AIM Funds Retirement Plan for Eligible Directors/Trustees, as
                  of March 8, 1994, as restated September 18, 1995, March 7,
                  2000, and October 1, 2001, was filed as an Exhibit to Post-effective Amendment No. 23, on December 28, 2001, and is hereby incorporated by reference.

         (b) Form of AIM Funds Director Deferred Compensation Agreement for Registrant's Non-Affiliated Directors, as amended September 28, 2001, was filed as an Exhibit to Post-effective Amendment No. 23, on December 28, 2001, and is hereby incorporated by reference.

9        (a)      (1) Master Custodian Contract, dated May 1, 2000, between
                  Registrant and State Street Bank and Trust Company, was filed as an Exhibit to Post-effective Amendment No. 21, on June 20,
                  2000, and is hereby incorporated by reference.

                  (2) Amendment to Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company, was filed as an Exhibit to Post-effective Amendment No. 21, on June 20, 2000, and is herby incorporated by reference.

                  (3) Amendment, dated as of June 29, 2001, to Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company were filed electronically as an Exhibit to Post-effective Amendment No. 23 on December 28, 2001, and are hereby incorporated by reference.

         (b) (1) Subcustodian Agreement with Texas Commerce Bank, dated September 9, 1994, among Texas Commerce Bank National Association, State Street Bank and Trust Company, A I M Fund Services, Inc. and Registrant was filed electronically as an Exhibit to Post-effective Amendment No. 9 on February 28, 1996, and is hereby incorporated by reference.

                  (2) Amendment No. 1, dated October 2, 1998, to Subcustodian Agreement with Chase Bank of Texas, N.A. (formerly, Texas Commerce Bank) among Chase Bank of Texas, N.A. (formerly, Texas Commerce Bank), State Street Bank and Trust Company, A I M Fund Services, Inc. and Registrant was filed electronically as an Exhibit to Post-effective Amendment No. 17 on February 23, 2000, and is hereby incorporated by reference.

                  (3) Foreign Assets Delegation Agreement, dated June 29, 2001, between A I M Advisors, Inc. and Registrant were filed electronically as an Exhibit to Post-effective Amendment No. 24 on February 22, 2002, and are hereby incorporated by reference.

10       (a)      Fourth Amended and Restated Master Distribution Plan, dated
                  July 1, 2000, for Registrant's Class A and Class C shares was filed electronically as an Exhibit to Post-effective Amendment
                  No. 22 on February 22, 2001, and is hereby incorporated by reference.

         (b) Third Amended and Restated Master Distribution Plan, dated December 31, 2000, for Registrant's Class B shares were filed electronically as an Exhibit to Post-effective Amendment No. 22 on February 22, 2001, and are hereby incorporated by reference.

         (c) Form of Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plan was filed electronically as an Exhibit to Post-effective Amendment No. 16 on February 19, 1999, and is hereby incorporated by reference.

         (d) Form of Bank Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plan was filed electronically as an Exhibit to Post-effective Amendment No. 16 on February 19, 1999, and is hereby incorporated by reference.

         (e) Form of Agency Pricing Agreement (for Class A Shares) to be used in connection with Registrant's Master Distribution Plan was filed electronically as an Exhibit to Post-effective Amendment No. 16 on February 19, 1999, and is hereby incorporated by reference.

         (f) Form of Service Agreement for Certain Retirement Plans (for the Institutional Classes) to be used in connection with Registrant's Master Distribution Plan were filed electronically as an Exhibit to Post-effective Amendment No. 9 on February 28, 1996, and are hereby incorporated by reference.

         (g) Forms of Service Agreement for Brokers for Bank Trust Departments and for Bank Trust Departments to be used in connection with Registrant's Master Distribution Plan were filed electronically as an Exhibit to Post-effective Amendment No. 16 on February 19, 1999, and is hereby incorporated by reference.

         (h) Form of Variable Group Annuity Contractholder Service Agreement to be used in connection with Registrant's Master Distribution Plan was filed electronically as an Exhibit to Post-effective Amendment No. 16 on February 19, 1999, and is hereby incorporated by reference.

         (i) Form of Shareholder Service Agreement for Shares of the AIM Mutual Funds was filed electronically as an Exhibit to Post-effective Amendment No. 22 on February 22, 2001, and is hereby incorporated by reference.

         (j) First Amended and Restated Multiple Class Plan of The AIM Family of Funds(R) effective as of March 4, 2002, was filed electronically as an Exhibit to Post-effective Amendment No. 25 on April 4, 2002, and is hereby incorporated by reference.

11 Opinion of Counsel and Consent of Ballard Spahr Andrews & Ingersoll, LLP, as to the legality of the securities being registered is filed herewith electronically.

12 Opinion of Ballard Spahr Andrews & Ingersoll, LLP, supporting the tax matters and consequences to shareholders will be filed as part of a Post-effective Amendment to this Registration Statement.

13       (a)      (1) Transfer Agency and Service Agreement, dated November 1,
                  1994, between the Registrant and A I M Fund Services, Inc. was filed as an Exhibit to Registrant's Post-effective Amendment
                  No. 7 on February 23, 1995, and was filed electronically as an Exhibit to Post-effective Amendment No. 9 on February 28,
                  1996, and is hereby incorporated by reference.

                  (2) Amendment No. 1, dated August 4, 1997, to the Transfer Agency and Service Agreement, dated as of November 1, 1994, between the Registrant and A I M Fund Services, Inc., was filed electronically as an Exhibit to Post-effective Amendment No. 13 on October 17, 1997, and is hereby incorporated by reference.

                  (3) Amendment No. 2, dated January 1, 1999, to the Transfer Agency and Service Agreement, dated as of November 1, 1994, between Registrant and A I M Fund Services, Inc., was filed electronically as an Exhibit to Post-effective Amendment No 17 on February 23, 2000, and is hereby incorporated by reference.

                  (4) Amendment No. 3, dated July 1, 2000, to the Transfer Agency and Service Agreement, dated November 1, 1994, between Registrant and A I M Fund Services, Inc. was filed electronically as an Exhibit to Post-effective Amendment No. 22 on February 22, 2001, and is hereby incorporated by reference.

                  (5) Amendment No. 4, dated March 4, 2002, to the Transfer Agency and Service Agreement, dated November 1, 1994, between Registrant and A I M Fund Services, Inc. were filed electronically as an Exhibit to Post-effective Amendment No. 25 on April 4, 2002, and are hereby incorporated by reference.

         (b) (1) Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and The Shareholder Services Group, Inc. was filed as an Exhibit to Post-effective Amendment No. 7 on February 23, 1995, and was filed electronically as an Exhibit to Post-effective Amendment No. 9 on February 28, 1996, and is hereby incorporated by reference.

                  (2) Amendment No. 1, dated October 4, 1995, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc. (formerly The Shareholder Services Group, Inc.) was filed electronically as an Exhibit to Post-effective Amendment No. 9 on February 28, 1996, and is hereby incorporated by reference.

                  (3) Addendum No. 2, dated October 12, 1995, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc. was filed electronically as an Exhibit to Post-effective Amendment No. 9 on February 28, 1996, and is hereby incorporated by reference.

                  (4) Amendment No. 3, dated February 1, 1997, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc. was filed electronically as an Exhibit to Post-effective Amendment No. 12 on August 4, 1997, and is hereby incorporated by reference.

                  (5) Amendment No. 4, dated June 30, 1998, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc. was filed electronically as an Exhibit to Post-effective Amendment No. 15 on December 23, 1998, and is hereby incorporated by reference.

                  (6) Amendment No. 5, dated July 1, 1998, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc., was filed electronically as an Exhibit to Post-effective Amendment No. 15 on December 23, 1998, and is hereby incorporated by reference.

                  (7) Exhibit 1, effective as of August 4, 1997, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc. was filed electronically as an Exhibit to Post-effective Amendment No. 14 on February 20, 1998, and is hereby incorporated by reference.

                  (8) Amendment No. 6, dated August 30, 1999, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc., was filed electronically as an Exhibit to Post-effective Amendment No. 17 on February 23, 2000, and is hereby incorporated by reference.

                  (9) Amendment No. 7, dated February 29, 2000, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc., was filed electronically as an Exhibit to Post-effective Amendment No. 22 on February 22, 2001, and is hereby incorporated by reference.

                  (10) Amendment No. 8, dated June 26, 2000, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc., was filed electronically as an Exhibit to Post-effective Amendment No. 22 on February 22, 2001, and is hereby incorporated by reference.

                  (11) Amendment No. 9, dated June 26, 2000, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc., was filed electronically as an Exhibit to Post-effective Amendment No. 22 on February 22, 2001, and is hereby incorporated by reference.

                  (12) Amendment No. 10, dated July 28, 2000, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group, Inc., was filed electronically as an Exhibit to Post-effective Amendment No. 22 on February 22, 2001, and is hereby incorporated by reference.

                  (13) Letter Agreement, dated August 17, 2000, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group, Inc. was filed electronically as an Exhibit to Post-effective Amendment No. 24 on February 22, 2002, and are hereby incorporated by reference.

         (c) Preferred Registration Technology Escrow Agreement, dated September 10, 1997, between Registrant and First Data Investor Services Group, Inc., was filed electronically as an Exhibit to Post-effective Amendment No. 22 on February 22, 2001, and is hereby incorporated by reference.

         (d) (1) Master Administrative Services Agreement, dated June 21, 2000, between A I M Advisors, Inc. and AIM International Funds, Inc. was filed as an Exhibit to Post-effective Amendment No. 21, on June 20, 2000, and is hereby incorporated by reference.

                  (2) Amendment No. 1, dated May 9, 2001, to the Master Administrative Services Agreement, dated June 21, 2000, between A I M Advisors, Inc. and AIM International Funds, Inc was filed electronically as an Exhibit to Post-effective Amendment No. 23 on December 28, 2001, and are hereby incorporated by reference.

         (e) (1) Shareholder Sub-Accounting Services Agreement among the Registrant, First Data Investor Services Group (formerly The Shareholder Services Group, Inc.), Financial Data Services, Inc. and Merrill Lynch, Pierce, Fenner & Smith, Inc., was filed as an Exhibit to Registrant's Post-effective Amendment No. 1 on February 23, 1993, and was filed electronically as an Exhibit to Post-effective Amendment No. 9 on February 28, 1996, and is hereby incorporated by reference.

         (f) (1) Memorandum of Agreement, regarding securities lending, dated effective June 21, 2000, between Registrant, on behalf of AIM Asian Growth Fund, AIM European Development Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund, AIM Global Income Fund and AIM International Equity Fund, and A I M Advisors, Inc. was filed as an Exhibit to Post-effective Amendment No. 22 on February 22, 2001, and is hereby incorporated by reference.

                  (2) Memorandum of Agreement, regarding advisory fee waiver, dated July 1, 2001, between Registrant, on behalf of AIM International Equity Fund, and A I M Advisors, Inc. was filed as an Exhibit to Post-effective Amendment No. 23 on December 28, 2001, and is hereby incorporated by reference.

                  (3) Memorandum of Agreement, regarding expense limitations, dated July 1, 2001, between Registrant, on behalf of AIM Global Income Fund and A I M Advisors, Inc. was filed as an Exhibit to Post-effective Amendment No. 23 on December 28, 2001, and is hereby incorporated by reference.

         (g) Interfund Loan Agreement, dated September 18, 2001, between A I M Advisors, Inc. and Registrant

14       (a)      Consent of KPMG LLP is filed herewith electronically.

         (b) Consent of PricewaterhouseCoopers LLP is filed herewith electronically.

15                Omitted Financial Statements - None.

16                Powers of Attorney - None.

17 Form of Proxy for the Special Meeting of Shareholders of AIM Growth Series is filed herewith electronically.

Item 17.   Undertakings

         (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CRF 203.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus in a post-effective amendment to this registration statement.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, State of Texas, on the 17th day of May, 2002.

                                      REGISTRANT: AIM INTERNATIONAL FUNDS, INC.

                                               By: /s/ ROBERT H. GRAHAM
                                                   ---------------------------
                                                   Robert H. Graham, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

     SIGNATURES                        TITLE                         DATE
     ----------                        -----                         ----
/s/ ROBERT H. GRAHAM         Chairman, Director & President      May 17, 2002
-----------------------      (Principal Executive Officer)
(Robert H. Graham)

/s/ FRANK S. BAYLEY          Director                            May 17, 2002
-----------------------
(Frank S. Bayley)

/s/ BRUCE L. CROCKETT        Director                            May 17, 2002
-----------------------
(Bruce L. Crockett)

/s/ ALBERT R. DOWDEN         Director                            May 17, 2002
-----------------------
(Albert R. Dowden)

/s/ EDWARD K. DUNN, JR.      Director                            May 17, 2002
-----------------------
(Edward K. Dunn, Jr.)

/s/ JACK M. FIELDS           Director                            May 17, 2002
-----------------------
(Jack M. Fields)

/s/ CARL FRISCHLING          Director                            May 17, 2002
-----------------------
(Carl Frischling)

/s/ PREMA MATHAI-DAVIS       Director                            May 17, 2002
-----------------------
(Prema Mathai-Davis)

/s/ LEWIS F. PENNOCK         Director                            May 17, 2002
-----------------------
(Lewis F. Pennock)

/s/ RUTH H. QUIGLEY          Director                            May 17, 2002
-----------------------
(Ruth H. Quigley)

/s/ LOUIS S. SKLAR           Director                            May 17, 2002
-----------------------
(Louis S. Sklar)

/s/ DANA R. SUTTON           Vice President & Treasurer          May 17, 2002
-----------------------      (Principal Financial and
(Dana R. Sutton)             Accounting Officer)

                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------
 11               Opinion of Counsel and Consent of Ballard Spahr Andrews &
                  Ingersoll, LLP, as to the legality of the securities being registered.

 14(a)            Consent of KPMG LLP

 14(b)            Consent of PricewaterhouseCoopers LLP

 17               Form of Proxy